SCHWAB

EQUITY INDEX FUNDS


     October 31, 2001

     Annual Report

[PHOTO OF MEN IN CONVERSATION]

     SCHWAB S&P 500 FUND

     SCHWAB 1000 FUND(R)

     SCHWAB SMALL-CAP INDEX FUND(R)

     SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

     SCHWAB INTERNATIONAL INDEX FUND(R)



         Current performance may be substantially different from what is contained in this report.

   Please click here for more current fund performance and other information.

 This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.


                                                           [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

The events of September 11, 2001 will weigh on our minds for years to come. Amid the nation's uncertainties, a few things remain clear. We must continue to reach out and help the distressed, offer support, and take steps to rebuild and create the best possible future for generations to come.

It's also clear that America remains strong, as do its institutions. While the nation's financial system has been deeply affected, the system's foundation is strong.

The message for investors remains consistent: the basic rules of investing still apply. Just as in the past, a long-term strategy and a diversified portfolio are still the most important factors in achieving your financial future.

By investing in SchwabFunds(R), you have already taken an important step in building a portfolio that can help you achieve your financial goals. Thank you for the trust you've placed in SchwabFunds.

Sincerely,


/s/ Charles Schwab
------------------
Charles Schwab



SCHWAB
EQUITY INDEX FUNDS



ANNUAL REPORT
November 1, 2000 - October 31, 2001

   1  Market Overview

   5  Schwab S&P 500 Fund

      Large-cap stocks, especially growth stocks, had difficulties posting strong earnings during the period.

  23  Schwab 1000 Fund(R)

      Large declines in the technology market continued, which took a toll on the fund.

  46  Schwab Small-Cap Index Fund(R)

      In spite of the market downturn, the fund fared better than large-caps and many other equity investments.

  71  Schwab Total Stock Market Index Fund(R)

      Small-cap value stocks were one of the few bright spots in the poorly performing equity market.

 122  Schwab International Index Fund(R)

      Reduced capital investment and decreased corporate earnings hampered stocks worldwide.

 137  Financial Notes

      --------------------------------------------------------------------------

 143  HOW TO READ THIS REPORT

      An illustrated guide to the financials, along with a glossary.


SUBJECT TO SEC APPROVAL, ALL SCHWABFUNDS WILL SOON BE ABLE TO BORROW CASH FROM, AND LEND CASH TO, EACH OTHER. THIS SHOULD ALLOW THE SCHWABFUNDS TO LOWER BORROWING COSTS AND EARN MORE INTEREST THAN THEY OTHERWISE WOULD.

MARKET OVERVIEW

ECONOMY SLIDES INTO RECESSION, EXACERBATED BY TERRORIST ATTACKS.

[PHOTO OF SEC BUILDING]

Ten remarkable years of nearly nonstop growth came to a close as a recession emerged in 2001. Traditionally, a recession is defined as two calendar quarters in a row of decline in the nation's Gross Domestic Product (GDP; see chart, page
2). While Q3 saw negative growth and Q4 is expected to be negative as well, the National Bureau of Economic Research, a widely recognized independent panel, declared in November that the U.S. fell into a recession in March.

Equity markets, already well below the all-time highs posted in early 2000, continued to flounder, and in spite of several strong rallies, ended the report period with substantial negative returns.

Responding to economic and market weakness, the Federal Reserve Board (the Fed) lowered interest rates aggressively, making ten cuts during the first eleven months of 2001. During this time, the Fed Funds Rate was reduced from 6.5% to 2.0%. Because the main effects of a rate cut typically are not felt until about six months later, it is not yet clear how much stimulus the most recent cuts will provide. In the meantime, the economy must contend not only with a recession but also with the significant costs and uncertainty generated by the September 11 events.


ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period.

[LINE GRAPH]

              Lehman Brothers
              U.S. Aggregate    MSCI-EAFE(R)    Russell 2000(R)  S&P 500(R)   Three-Month U.S.
                 Bond Index         Index          Index            Index      Treasury Bills
10/31/00           0.00              0.00           0.00            0.00           0.00
 11/3/00          -0.10              2.30           2.04           -0.19           0.05
11/10/00           0.10              0.09          -3.32           -4.44           0.16
11/17/00           0.54             -1.43          -2.92           -4.32           0.28
11/24/00           0.84             -4.13          -5.09           -6.14           0.39
 12/1/00           1.40             -2.50          -8.08           -7.86           0.51
 12/8/00           2.35             -1.31          -3.58           -4.03           0.65
12/15/00           3.12             -2.34          -7.77           -8.07           0.77
12/22/00           3.79             -3.45          -6.76           -8.50           1.01
12/29/00           3.53             -0.54          -2.56           -7.42           1.04
  1/5/01           4.95             -0.35          -6.67           -8.96           1.30
 1/12/01           3.90             -2.07          -2.08           -7.56           1.35
 1/19/01           4.52             -1.26          -1.60           -5.86           1.45
 1/26/01           4.44             -1.80           0.54           -4.99           1.56
  2/2/01           5.21             -1.58           1.04           -5.30           1.66
  2/9/01           5.31             -4.52           0.28           -7.74           1.74
 2/16/01           5.04             -5.83           2.69           -8.67           1.84
 2/23/01           5.21             -8.98          -3.62          -12.58           1.95
  3/2/01           5.93             -8.76          -3.72          -13.29           2.04
  3/9/01           6.22             -7.99          -4.35          -13.34           2.15
 3/16/01           6.96            -15.30         -10.74          -19.16           2.26
 3/23/01           6.99            -16.15         -10.42          -19.91           2.37
 3/30/01           6.66            -14.50          -8.90          -18.39           2.47
  4/6/01           7.06            -13.27         -12.08          -20.64           2.62
 4/13/01           6.14            -11.68          -7.94          -16.76           2.66
 4/20/01           6.13             -9.62          -5.56          -12.58           2.80
 4/27/01           6.13             -9.06          -2.04          -11.87           2.85
  5/4/01           7.09             -8.11          -0.20          -10.85           2.95
 5/11/01           5.89             -9.38          -1.28          -12.32           3.01
 5/18/01           6.55             -9.14           2.58           -9.06           3.13
 5/25/01           6.26            -10.06           3.08          -10.05           3.20
  6/1/01           7.07            -12.46           1.70          -11.12           3.26
  6/8/01           7.21            -12.20           3.74          -10.82           3.33
 6/15/01           7.81            -14.97           0.43          -14.38           3.43
 6/22/01           8.41            -15.66          -0.87          -13.60           3.50
 6/29/01           7.27            -15.93           4.12          -13.61           3.56
  7/6/01           7.60            -18.99          -2.00          -16.00           3.63
 7/13/01           8.18            -18.49          -0.53          -14.22           3.69
 7/20/01           8.98            -18.77          -0.91          -14.57           3.78
 7/27/01           9.31            -18.94          -1.48          -14.93           3.84
  8/3/01           9.16            -16.54          -1.02          -14.25           3.90
 8/10/01           9.85            -18.52          -3.36          -15.95           3.99
 8/17/01          10.36            -18.06          -3.30          -17.94           4.06
 8/24/01          10.29            -17.06          -2.24          -16.32           4.12
 8/31/01          10.91            -19.72          -4.70          -19.81           4.19
  9/7/01          11.06            -23.81          -9.44          -23.19           4.28
 9/14/01          10.92            -28.63         -10.31          -22.72           4.30
 9/21/01          11.50            -33.65         -22.87          -31.68           4.58
 9/28/01          12.20            -27.96         -17.53          -26.29           4.61
 10/5/01          12.21            -26.78         -17.53          -26.31           4.61
10/12/01          12.37            -23.61         -12.66          -22.72           4.72
10/19/01          12.91            -25.42         -13.24          -24.00           4.77
10/26/01          13.40            -23.05         -10.59          -21.80           4.81
10/31/01          14.56            -24.93         -12.70          -24.90           4.84


These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

MARKET OVERVIEW Continued

     Unemployment rose from May to October, 2001, setting the stage for aggressive policy actions.

                                             Source: Bureau of Labor Statistics.


SIGNS OF DOWNTURN WIDESPREAD; JOBLESS RATE HIGHEST SINCE 1996.


Most areas of the economy have been affected by the downturn. During the third quarter of 2001, business spending on equipment and software fell by $32 billion and business inventories dropped $50 billion. A bright spot was consumer spending, which rose 1.2% for the third quarter. Even so, this was only half the amount posted just three months earlier.

After falling so low in 2000 that many feared the return of inflation, the U.S. unemployment rate began rising rapidly. By the end of the report period, it was at 5.4%, its highest level since December 1996. October alone saw the loss of 415,000 jobs. Job losses have affected almost every industry, with manufacturing among the hardest hit.

On a positive note, the risk of inflation currently appears low. Employers continue to benefit from strong worker productivity, which has helped stabilize labor costs and consumer prices.

[PHOTO OF MAN]

ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.
--------------------------------------------------------------------------------

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.



REAL GDP GROWTH

Annualized growth rate for each quarter shown

The U.S economy declined steadily during the past four quarters. In Q3 2001, real GDP posted its first negative performance since 1993, declining by an annualized rate of -1.1%.

[LINE CHART]

Q4 1991                       2.5
Q1 1992                       3.8
Q2 1992                       3.8
Q3 1992                       3.1
Q4 1992                       5.4
Q1 1993                      -0.1
Q2 1993                       2.5
Q3 1993                       1.8
Q4 1993                       6.2
Q1 1994                       3.4
Q2 1994                       5.7
Q3 1994                       2.2
Q4 1994                         5
Q1 1995                       1.5
Q2 1995                       0.8
Q3 1995                       3.1
Q4 1995                       3.2
Q1 1996                       2.9
Q2 1996                       6.8
Q3 1996                         2
Q4 1996                       4.6
Q1 1997                       4.4
Q2 1997                       5.9
Q3 1997                       4.2
Q4 1997                       2.8
Q1 1998                       6.1
Q2 1998                       2.2
Q3 1998                       4.1
Q4 1998                       6.7
Q1 1999                       3.1
Q2 1999                       1.7
Q3 1999                       4.7
Q4 1999                       8.3
Q1 2000                       2.3
Q2 2000                       5.7
Q3 2000                       1.3
Q4 2000                       1.9
Q1 2001                       1.3
Q2 2001                       0.3
Q3 2001                      -1.1


Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

     In the U.S., as well as overseas, stocks of all sizes posted negative returns for the period.



STOCK PRICES CONTINUE TO FALL; BONDS BENEFIT FROM RATE CUTS.

The dramatic decline of equity markets that began in the last quarter of 2000 continued throughout the report period, leaving stocks firmly in bear market territory.

The biggest declines were in the technology sector, where the dot-com boom had driven market valuations to historic highs. As many Internet start-ups began to downsize or go under, the technology sector collapsed. The Nasdaq Composite Index lost more than a third of its value from January to April. By the end of the report period, markets regained the ground lost after September 11, but many industries, especially airlines, hotels and entertainment, remain weak.

The bond market, in contrast, continued to perform well. Bond prices benefited from the U.S. Treasury's decision to use part of the budget surplus to buy back its own bonds, which reduced the supply of Treasuries. This happened when stock market woes were causing many investors to shift assets into bonds, driving up demand. The Fed's interest rate cuts also helped push bond prices higher, although they pushed yields lower for money market investments.



U.S. UNEMPLOYMENT RATE

Adjusted for seasonal variations

Unemployment rose dramatically during the period, reaching its highest level since 1996. Reflecting widespread job cuts in 2001, the unemployment rate jumped from 3.9% in October 2000 to 5.4% in October 2001.

[LINE CHART]

                        Unemployment Rate
           Sep-91             6.9
           Oct-91               7
           Nov-91               7
           Dec-91             7.3
           Jan-92             7.3
           Feb-92             7.4
           Mar-92             7.4
           Apr-92             7.4
           May-92             7.6
           Jun-92             7.8
           Jul-92             7.7
           Aug-92             7.6
           Sep-92             7.6
           Oct-92             7.3
           Nov-92             7.4
           Dec-92             7.4
           Jan-93             7.3
           Feb-93             7.1
           Mar-93               7
           Apr-93             7.1
           May-93             7.1
           Jun-93               7
           Jul-93             6.9
           Aug-93             6.8
           Sep-93             6.7
           Oct-93             6.8
           Nov-93             6.6
           Dec-93             6.5
           Jan-94             6.8
           Feb-94             6.6
           Mar-94             6.5
           Apr-94             6.4
           May-94             6.1
           Jun-94             6.1
           Jul-94             6.3
           Aug-94               6
           Sep-94             5.8
           Oct-94             5.8
           Nov-94             5.6
           Dec-94             5.5
           Jan-95             5.6
           Feb-95             5.4
           Mar-95             5.3
           Apr-95             5.8
           May-95             5.8
           Jun-95             5.6
           Jul-95             5.6
           Aug-95             5.7
           Sep-95             5.6
           Oct-95             5.5
           Nov-95             5.7
           Dec-95             5.6
           Jan-96             5.6
           Feb-96             5.5
           Mar-96             5.6
           Apr-96             5.5
           May-96             5.6
           Jun-96             5.3
           Jul-96             5.5
           Aug-96             5.1
           Sep-96             5.2
           Oct-96             5.2
           Nov-96             5.3
           Dec-96             5.4
           Jan-97             5.3
           Feb-97             5.3
           Mar-97             5.1
           Apr-97               5
           May-97             4.7
           Jun-97               5
           Jul-97             4.7
           Aug-97             4.9
           Sep-97             4.7
           Oct-97             4.7
           Nov-97             4.6
           Dec-97             4.7
           Jan-98             4.5
           Feb-98             4.6
           Mar-98             4.6
           Apr-98             4.3
           May-98             4.3
           Jun-98             4.5
           Jul-98             4.5
           Aug-98             4.5
           Sep-98             4.5
           Oct-98             4.5
           Nov-98             4.4
           Dec-98             4.3
           Jan-99             4.3
           Feb-99             4.4
           Mar-99             4.2
           Apr-99             4.3
           May-99             4.2
           Jun-99             4.3
           Jul-99             4.3
           Aug-99             4.2
           Sep-99             4.2
           Oct-99             4.1
           Nov-99             4.1
           Dec-99             4.1
           Jan-00               4
           Feb-00             4.1
           Mar-00             4.1
           Apr-00             3.9
           May-00             4.1
           Jun-00               4
           Jul-00               4
           Aug-00             4.1
           Sep-00             3.9
           Oct-00             3.9
           Nov-00               4
           Dec-00               4
           Jan-01             4.2
           Feb-01             4.2
           Mar-01             4.3
           Apr-01             4.5
           May-01             4.4
           Jun-01             4.5
           Jul-01             4.5
           Aug-01             4.9
           Sep-01             4.9
           Oct-01             5.4

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.

MEASURES OF INFLATION

Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 2.1% for the 12 months ended October 31, 2001. ECI rose 4.1% for the 12 months ended September 30, 2001 -- higher than expected, largely because of a surge in employment benefits costs.

[LINE CHART]

           Date      Consumer Price Index     Employment Cost Index
          Sep-91              3.4                      4.3
          Oct-91              2.9                      4.3
          Nov-91                3                      4.3
          Dec-91              3.1                      4.3
          Jan-92              2.6                      4.3
          Feb-92              2.8                      4.3
          Mar-92              3.2                        4
          Apr-92              3.2                        4
          May-92                3                        4
          Jun-92              3.1                      3.6
          Jul-92              3.2                      3.6
          Aug-92              3.1                      3.6
          Sep-92                3                      3.5
          Oct-92              3.2                      3.5
          Nov-92                3                      3.5
          Dec-92              2.9                      3.5
          Jan-93              3.3                      3.5
          Feb-93              3.2                      3.5
          Mar-93              3.1                      3.5
          Apr-93              3.2                      3.5
          May-93              3.2                      3.5
          Jun-93                3                      3.6
          Jul-93              2.8                      3.6
          Aug-93              2.8                      3.6
          Sep-93              2.7                      3.6
          Oct-93              2.8                      3.6
          Nov-93              2.7                      3.6
          Dec-93              2.7                      3.5
          Jan-94              2.5                      3.5
          Feb-94              2.5                      3.5
          Mar-94              2.5                      3.2
          Apr-94              2.4                      3.2
          May-94              2.3                      3.2
          Jun-94              2.5                      3.2
          Jul-94              2.8                      3.2
          Aug-94              2.9                      3.2
          Sep-94                3                      3.2
          Oct-94              2.6                      3.2
          Nov-94              2.7                      3.2
          Dec-94              2.7                        3
          Jan-95              2.8                        3
          Feb-95              2.9                        3
          Mar-95              2.9                      2.9
          Apr-95              3.1                      2.9
          May-95              3.2                      2.9
          Jun-95                3                      2.9
          Jul-95              2.8                      2.9
          Aug-95              2.6                      2.9
          Sep-95              2.5                      2.7
          Oct-95              2.8                      2.7
          Nov-95              2.6                      2.7
          Dec-95              2.5                      2.7
          Jan-96              2.7                      2.7
          Feb-96              2.7                      2.7
          Mar-96              2.8                      2.8
          Apr-96              2.9                      2.8
          May-96              2.9                      2.8
          Jun-96              2.8                      2.9
          Jul-96                3                      2.9
          Aug-96              2.9                      2.9
          Sep-96                3                      2.8
          Oct-96                3                      2.8
          Nov-96              3.3                      2.8
          Dec-96              3.3                      2.9
          Jan-97                3                      2.9
          Feb-97                3                      2.9
          Mar-97              2.8                      2.9
          Apr-97              2.5                      2.9
          May-97              2.2                      2.9
          Jun-97              2.3                      2.8
          Jul-97              2.2                      2.8
          Aug-97              2.2                      2.8
          Sep-97              2.2                        3
          Oct-97              2.1                        3
          Nov-97              1.8                        3
          Dec-97              1.7                      3.3
          Jan-98              1.6                      3.3
          Feb-98              1.4                      3.3
          Mar-98              1.4                      3.3
          Apr-98              1.4                      3.3
          May-98              1.7                      3.3
          Jun-98              1.7                      3.5
          Jul-98              1.7                      3.5
          Aug-98              1.6                      3.5
          Sep-98              1.5                      3.7
          Oct-98              1.5                      3.7
          Nov-98              1.5                      3.7
          Dec-98              1.6                      3.4
          Jan-99              1.7                      3.4
          Feb-99              1.6                      3.4
          Mar-99              1.7                        3
          Apr-99              2.3                        3
          May-99              2.1                        3
          Jun-99                2                      3.2
          Jul-99              2.1                      3.2
          Aug-99              2.3                      3.2
          Sep-99              2.6                      3.1
          Oct-99              2.6                      3.1
          Nov-99              2.6                      3.1
          Dec-99              2.7                      3.4
          Jan-00              2.7                      3.4
          Feb-00              3.2                      3.4
          Mar-00              3.7                      4.3
          Apr-00                3                      4.3
          May-00              3.1                      4.3
          Jun-00              3.7                      4.4
          Jul-00              3.7                      4.4
          Aug-00              3.4                      4.4
          Sep-00              3.5                      4.3
          Oct-00              3.4                      4.3
          Nov-00              3.4                      4.3
          Dec-00              3.4                      4.1
          Jan-01              3.7                      4.1
          Feb-01              3.5                      4.1
          Mar-01              2.9                      4.1
          Apr-01              3.3                      4.1
          May-01              3.6                      4.1
          Jun-01              3.2                      3.9
          Jul-01              2.7                      3.9
          Aug-01              2.7                      3.9
          Sep-01              2.6                      4.1
          Oct-01              2.1

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued


     The economic damage and disruption stemming from the attacks will likely reverberate for years.



LOOKING AHEAD: OUTLOOK STILL UNCLEAR IN WAKE OF ATTACKS.

[PHOTO OF FLAG]

The events of September 11 and their aftermath, including the war in Afghanistan, are certain to have a profound and lasting effect on our country and its economy and markets. Exactly what this effect is to be, however, cannot be fully known for some time.

Prior to the events of September 11, the economy was already contracting. Throughout the report period, the Fed has responded with interest rate cuts and indicated its willingness to make further cuts if necessary.

These factors still have bearing on any assessment of economic and investment prospects over the coming months. But the near-term outlook for the U.S. economy, which was anything but clear before the attacks, is only more clouded now. However, we have the fullest possible faith and confidence in the long-term outlook.

S&P 500(R) PRICE/EARNINGS RATIO (P/E)

Dollar-weighted average P/E for all stocks in the index

The earnings portion of the P/E ratio deteriorated during the period. Consequently, the P/E ratio increased rapidly, ending the period at 42.8 -- significantly above its 30-year average of 16.4.

[LINE CHART]

                                                           S&P 500
                                   S&P 500               P/E Ratio
                                  P/E Ratio           30-Year Average
         Sep-91                     19.98                  16.38
         Oct-91                     20.37                  16.38
         Nov-91                     20.99                  16.38
         Dec-91                     22.89                  16.38
         Jan-92                     23.03                  16.38
         Feb-92                     25.78                  16.38
         Mar-92                     25.51                  16.38
         Apr-92                     26.03                  16.38
         May-92                     25.22                  16.38
         Jun-92                     25.23                  16.38
         Jul-92                     26.08                  16.38
         Aug-92                     24.22                  16.38
         Sep-92                      24.7                  16.38
         Oct-92                     24.64                  16.38
         Nov-92                      23.8                  16.38
         Dec-92                     24.31                  16.38
         Jan-93                     24.29                  16.38
         Feb-93                     24.44                  16.38
         Mar-93                     23.48                  16.38
         Apr-93                     22.92                  16.38
         May-93                     22.96                  16.38
         Jun-93                      22.9                  16.38
         Jul-93                     22.91                  16.38
         Aug-93                     24.21                  16.38
         Sep-93                     23.77                  16.38
         Oct-93                     24.04                  16.38
         Nov-93                     22.52                  16.38
         Dec-93                     22.95                  16.38
         Jan-94                     22.98                  16.38
         Feb-94                     21.17                  16.38
         Mar-94                     20.34                  16.38
         Apr-94                      20.1                  16.38
         May-94                     20.16                  16.38
         Jun-94                     19.77                  16.38
         Jul-94                     18.63                  16.38
         Aug-94                     18.91                  16.38
         Sep-94                     18.32                  16.38
         Oct-94                     17.51                  16.38
         Nov-94                     16.56                  16.38
         Dec-94                     16.98                  16.38
         Jan-95                     16.05                  16.38
         Feb-95                     16.22                  16.38
         Mar-95                     16.47                  16.38
         Apr-95                        16                  16.38
         May-95                     16.45                  16.38
         Jun-95                     16.77                  16.38
         Jul-95                     16.61                  16.38
         Aug-95                     16.18                  16.38
         Sep-95                     16.85                  16.38
         Oct-95                     16.18                  16.38
         Nov-95                     17.86                  16.38
         Dec-95                     17.41                  16.38
         Jan-96                     18.29                  16.38
         Feb-96                     18.57                  16.38
         Mar-96                     18.94                  16.38
         Apr-96                     19.16                  16.38
         May-96                     19.48                  16.38
         Jun-96                      19.3                  16.38
         Jul-96                     18.31                  16.38
         Aug-96                     18.62                  16.38
         Sep-96                     19.73                  16.38
         Oct-96                     19.59                  16.38
         Nov-96                     21.06                  16.38
         Dec-96                     20.77                  16.38
         Jan-97                     20.52                  16.38
         Feb-97                     20.95                  16.38
         Mar-97                     19.87                  16.38
         Apr-97                     20.23                  16.38
         May-97                     21.45                  16.38
         Jun-97                     22.44                  16.38
         Jul-97                     23.99                  16.38
         Aug-97                     22.74                  16.38
         Sep-97                        24                  16.38
         Oct-97                     22.84                  16.38
         Nov-97                     24.12                  16.38
         Dec-97                     24.53                  16.38
         Jan-98                     25.03                  16.38
         Feb-98                     26.49                  16.38
         Mar-98                     27.98                  16.38
         Apr-98                     26.69                  16.38
         May-98                     26.15                  16.38
         Jun-98                     27.27                  16.38
         Jul-98                     26.94                  16.38
         Aug-98                      22.9                  16.38
         Sep-98                     24.35                  16.38
         Oct-98                     28.07                  16.38
         Nov-98                     30.31                  16.38
         Dec-98                     32.15                  16.38
         Jan-99                      33.9                  16.38
         Feb-99                     32.64                  16.38
         Mar-99                     33.92                  16.38
         Apr-99                      33.9                  16.38
         May-99                     32.74                  16.38
         Jun-99                      34.7                  16.38
         Jul-99                     31.31                  16.38
         Aug-99                     31.21                  16.38
         Sep-99                     30.39                  16.38
         Oct-99                     30.41                  16.38
         Nov-99                     30.65                  16.38
         Dec-99                     32.53                  16.38
         Jan-00                     29.78                  16.38
         Feb-00                     28.59                  16.38
         Mar-00                      31.5                  16.38
         Apr-00                     29.41                  16.38
         May-00                     28.82                  16.38
         Jun-00                     29.31                  16.38
         Jul-00                     28.94                  16.38
         Aug-00                     30.35                  16.38
         Sep-00                     28.64                  16.38
         Oct-00                      27.5                  16.38
         Nov-00                     25.42                  16.38
         Dec-00                     25.39                  16.38
         Jan-01                     27.96                  16.38
         Feb-01                     25.32                  16.38
         Mar-01                      24.1                  16.38
         Apr-01                     28.14                  16.38
         May-01                     28.58                  16.38
         Jun-01                     28.77                  16.38
         Jul-01                     33.36                  16.38
         Aug-01                     31.32                  16.38
         Sep-01                     34.22                  16.38
         Oct-01                     42.76                  16.38

P/E is stock price divided by earnings per share (for one company or, as here, an entire index). P/E indicates the value that investors have placed on a stock, or group of them. When index P/E is well above its long-term average, it shows high investor confidence about future earnings growth. It also can mean that if confidence wanes, there could be a substantial drop in stock prices.

Data source: Bloomberg L.P.

STOCK MARKETS OF SELECTED COUNTRIES

Four best-performing and four worst-performing countries in the MSCI-EAFE(R) Index during the report period

The downturn in the world economy pushed virtually all countries into negative territory, and the MSCI-EAFE Index declined by 24.9% when measured in U.S. dollars.

[BAR CHART]

New Zealand                               7.02
Australia                               -0.187
Austria                                 -5.816
Ireland                                 -6.986
MSCI-EAFE Index                         -24.93
Japan                                  -32.868
Singapore                              -36.114
Sweden                                 -42.309
Finland                                -43.486


The MSCI Europe, Australasia and Far East (EAFE) Index includes 19 non-U.S. countries with major stock markets. In any report period, the gap between the best and worst performers may be substantial. Similarly, a country's performance may vary widely from period to period, although it's possible for a country to perform above or below average for an extended time.

Data source: Bloomberg L.P.

SCHWAB

S&P 500 FUND


TICKER SYMBOLS

Investor Shares   SWPIX

Select Shares(R)  SWPPX

e.Shares(R)       SWPEX

                   INVESTMENT STYLE 1
MARKET CAP     Value   Blend    Growth
Large          / /     /X/      / /

Medium         / /     / /      / /

Small          / /     / /      / /

Long-term investors who want to focus on large-cap U.S. stocks or who are looking for performance that is linked to a popular index may want to consider this fund.

THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE S&P 500(R) INDEX. 2

[PHOTO OF GERI HOM]

     "Weakness in the economy and market volatility hit large-cap stocks particularly hard during the report period."

Portfolio Manager
Geri Hom

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. Consumer confidence, a key economic factor, was eroded by rising unemployment and poor market performance. Investors' concerns about stock valuations and poor corporate earnings reached across sectors and were heightened by the September 11 terrorist attacks.

THE FUND WAS HIT HARD BY A DECLINE IN THE TECHNOLOGY SECTOR, WHICH WAS DOWN 53% DURING THE REPORT PERIOD. As of the report date, this decline had reduced the technology sector's weight to 18% of the S&P 500 Index -- it was 27% as recently as October 2000. A 33% decline in the communications sector also took a toll on fund performance. The best-performing sector was basic materials, which was up almost 7%. All share classes of the fund tracked the performance of the index during the report period.

ALTHOUGH MARKET AND WORLD EVENTS ARE AT THE FOREFRONT OF INVESTORS' MINDS, WE BELIEVE A RECOVERY BEGINNING IN 2002 IS POSSIBLE. A key question is whether the Fed's rate cuts, combined with increased government spending and possible further tax cuts, will provide sufficient stimulus.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 10/31/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future.

2 Standard & Poor's,(R) S&P,(R) S&P 500,(R) Standard & Poor's 500(R) and 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

SCHWAB S&P 500 FUND


PERFORMANCE: INVESTOR SHARES

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01


This chart compares performance of the fund's Investor Shares with the S&P 500(R) Index and the Morningstar Large-Cap Blend Fund category.

[BAR CHART]





                                       1 YEAR                          5 YEARS              SINCE INCEPTION 5/1/95
                                                   PEER                          PEER                           PEER
                                      S&P 500     GROUP                S&P 500  GROUP                S&P 500   GROUP
                          e.SHARES 1   INDEX     AVERAGE 2 e.SHARES 1   INDEX  AVERAGE 2 e.SHARES 1   INDEX   AVERAGE 2
Pre-Tax Return(3)          (25.11%)    (24.90%)   (25.26%)    9.60%     10.04%    8.07%     10.36%    10.82%      --
AFTER-TAX RETURNS:(4)
 - Pre-Liquidation         (25.36%)        --     (26.44%)    9.22%        --     5.93%     10.02%       --       --
 - Post Liquidation        (15.26%)        --         --      7.75%        --       --       8.45%       --       --


PERFORMANCE OF A $10,000 INVESTMENT


Shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in the S&P 500 Index.3

                          Investor          S&P 500
                          Shares             Index
           5/1/96           10000            10000
          5/31/96           10250            10257
          6/30/96           10290            10296
          7/31/96            9840             9841
          8/31/96           10040            10049
          9/30/96           10600            10613
         10/31/96           10880            10906
         11/30/96           11690            11731
         12/31/96           11462            11498
          1/31/97           12157            12216
          2/28/97           12248            12312
          3/31/97           11744            11808
          4/30/97           12430            12511
          5/31/97           13186            13272
          6/30/97           13760            13867
          7/31/97           14849            14969
          8/31/97           14012            14131
          9/30/97           14778            14904
         10/31/97           14284            14406
         11/30/97           14930            15073
         12/31/97           15184            15332
          1/31/98           15357            15502
          2/28/98           16455            16620
          3/31/98           17289            17471
          4/30/98           17452            17647
          5/31/98           17147            17344
          6/30/98           17838            18048
          7/31/98           17645            17857
          8/31/98           15092            15278
          9/30/98           16058            16257
         10/31/98           17340            17579
         11/30/98           18387            18645
         12/31/98           19443            19718
          1/31/99           20253            20543
          2/28/99           19617            19904
          3/31/99           20397            20700
          4/30/99           21176            21501
          5/31/99           20663            20994
          6/30/99           21812            22159
          7/31/99           21125            21467
          8/31/99           21012            21360
          9/30/99           20428            20775
         10/31/99           21709            22090
         11/30/99           22150            22539
         12/31/99           23448            23866
          1/31/00           22266            22668
          2/29/00           21841            22239
          3/31/00           23967            24414
          4/30/00           23241            23679
          5/31/00           22753            23194
          6/30/00           23313            23767
          7/31/00           22940            23396
          8/31/00           24361            24849
          9/30/00           23075            23537
         10/31/00           22971            23438
         11/30/00           21156            21591
         12/31/00           21261            21697
          1/31/01           22014            22467
          2/28/01           19996            20418
          3/31/01           18730            19124
          4/30/01           20174            20610
          5/31/01           20310            20748
          6/30/01           19808            20244
          7/31/01           19609            20045
          8/31/01           18375            18790
          9/30/01           16890            17272
         10/31/01           17204            17602


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Large-Cap Blend Fund category for the one- and five-year periods was 1,172 and 484, respectively. These funds may or may not use tax-efficient strategies.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

PERFORMANCE: SELECT SHARES(R)


AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund's Select Shares with the S&P 500(R) Index and the Morningstar Large-Cap Blend Fund category.

[BAR CHART]

                                1 YEAR                        SINCE INCEPTION 5/1/95
                                                   PEER                        PEER
                          SELECT     S&P 500       GROUP     SELECT   S&P 500  GROUP
                          SHARES 1    INDEX       AVERAGE 2  SHARE 1   INDEX  AVERAGE 2
Pre-Tax Total Return 3     (24.97%)   (24.90%)    (25.26%)   6.78%    6.78%     --
AFTER-TAX RETURNS: 4
  * Pre-Liquidation        (25.26%)       --      (26.44%)   6.39%      --      --
  * Post-Liquidation       (15.17%)       --          --     5.37%      --      --



PERFORMANCE OF A $50,000 INVESTMENT

Shows performance since inception of a hypothetical $50,000 investment in the fund's Select Shares, compared with a similar investment in the S&P 500 Index.3

[LINE CHART]

                           Select           S&P 500
                           Shares            Index
          5/19/97           50000            50000
          5/31/97           50935            50930
          6/30/97           53190            53212
          7/31/97           57395            57442
          8/31/97           54165            54225
          9/30/97           57120            57191
         10/31/97           55215            55281
         11/30/97           57745            57841
         12/31/97           58745            58836
          1/31/98           59375            59489
          2/28/98           63660            63778
          3/31/98           66880            67043
          4/30/98           67550            67720
          5/31/98           66370            66556
          6/30/98           69040            69258
          7/31/98           68295            68524
          8/31/98           58435            58629
          9/30/98           62165            62387
         10/31/98           67155            67459
         11/30/98           71245            71547
         12/31/98           75340            75668
          1/31/99           78475            78831
          2/28/99           76015            76379
          3/31/99           79030            79434
          4/30/99           82085            82509
          5/31/99           80140            80561
          6/30/99           84545            85033
          7/31/99           81885            82380
          8/31/99           81490            81968
          9/30/99           79230            79721
         10/31/99           84230            84767
         11/30/99           85935            86491
         12/31/99           91000            91585
          1/31/00           86420            86987
          2/29/00           84770            85341
          3/31/00           93050            93687
          4/30/00           90235            90867
          5/31/00           88350            89004
          6/30/00           90515            91203
          7/31/00           89110            89780
          8/31/00           94655            95356
          9/30/00           89635            90322
         10/31/00           89230            89942
         11/30/00           82200            82855
         12/31/00           82655            83261
          1/31/01           85540            86217
          2/28/01           77745            78354
          3/31/01           72835            73386
          4/30/01           78480            79088
          5/31/01           78965            79618
          6/30/01           77055            77683
          7/31/01           76285            76922
          8/31/01           71500            72107
          9/30/01           65735            66280
         10/31/01           66955            67546

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investments adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Large-Cap Blend Fund category for the one-year period was 1,172. These funds may or may not use tax-efficient strategies.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

SCHWAB S&P 500 FUND

PERFORMANCE: e.SHARES(R)

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund's e.Shares with the S&P 500(R) Index and the Morningstar Large-Cap Blend Fund category.

[BAR CHART]

                                     1 YEAR                     5 YEARS                  SINCE INCEPTION 5/1/95
                                               PEER                        PEER                          PEER
                                     S&P 500   GROUP                S&P 500  GROUP               S&P 500   GROUP
                        e.SHARES 1    INDEX   AVERAGE 2 e.SHARES 1  INDEX  AVERAGE 2  e.SHARES 1  INDEX   AVERAGE 2
Pre-Tax Total Return 3   (25.02%)  (24.90%)  (25.26%)    9.70%      10.04%  8.07%      10.47%      10.82%     --
AFTER-TAX RETURNS: 4
  * Pre-Liquidation      (25.31%)      --    (26.44%)    9.28%         --   5.93%      10.09%        --       --
  * Post-Liquidation     (15.20%)      --        --      7.81%         --     --        8.52%        --       --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund's e.Shares, compared with a similar investment in the S&P 500 Index.3

[LINE CHART]

                                             S&P 500
                           e.Shares           Index
           5/1/96           10000            10000
          5/31/96           10250            10257
          6/30/96           10290            10296
          7/31/96            9840             9841
          8/31/96           10050            10049
          9/30/96           10600            10613
         10/31/96           10890            10906
         11/30/96           11710            11731
         12/31/96           11473            11498
          1/31/97           12179            12216
          2/28/97           12270            12312
          3/31/97           11766            11808
          4/30/97           12452            12511
          5/31/97           13209            13272
          6/30/97           13794            13867
          7/31/97           14873            14969
          8/31/97           14036            14131
          9/30/97           14803            14904
         10/31/97           14318            14406
         11/30/97           14964            15073
         12/31/97           15227            15332
          1/31/98           15390            15502
          2/28/98           16490            16620
          3/31/98           17336            17471
          4/30/98           17499            17647
          5/31/98           17193            17344
          6/30/98           17886            18048
          7/31/98           17692            17857
          8/31/98           15136            15278
          9/30/98           16103            16257
         10/31/98           17397            17579
         11/30/98           18446            18645
         12/31/98           19504            19718
          1/31/99           20316            20543
          2/28/99           19679            19904
          3/31/99           20459            20700
          4/30/99           21240            21501
          5/31/99           20737            20994
          6/30/99           21878            22159
          7/31/99           21199            21467
          8/31/99           21086            21360
          9/30/99           20501            20775
         10/31/99           21795            22090
         11/30/99           22227            22539
         12/31/99           23536            23866
          1/31/00           22350            22668
          2/29/00           21924            22239
          3/31/00           24057            24414
          4/30/00           23328            23679
          5/31/00           22850            23194
          6/30/00           23401            23767
          7/31/00           23037            23396
          8/31/00           24462            24849
          9/30/00           23172            23537
         10/31/00           23068            23438
         11/30/00           21247            21591
         12/31/00           21364            21697
          1/31/01           22110            22467
          2/28/01           20092            20418
          3/31/01           18821            19124
          4/30/01           20271            20610
          5/31/01           20407            20748
          6/30/01           19903            20244
          7/31/01           19703            20045
          8/31/01           18463            18790
          9/30/01           16971            17272
         10/31/01           17297            17602


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Large-Cap Blend Fund category for the one- and five-year periods was 1,172 and 484, respectively. These funds may or may not use tax-efficient strategies.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

FUND FACTS

TOP TEN HOLDINGS(1) as of 10/31/01

(1)  GENERAL ELECTRIC CO.                                3.8%

(2)  MICROSOFT CORP.                                     3.3%

(3)  EXXON MOBIL CORP.                                   2.8%

(4)  PFIZER, INC.                                        2.7%

(5)  WAL-MART STORES, INC.                               2.4%

(6)  CITIGROUP, INC.                                     2.4%

(7)  AMERICAN INTERNATIONAL GROUP, INC.                  2.1%

(8)  INTERNATIONAL BUSINESS MACHINES CORP.               1.9%

(9)  JOHNSON & JOHNSON.                                  1.8%

(10) INTEL CORP.                                         1.7%
--------------------------------------------------------------
     TOTAL PERCENTAGE OF INVESTMENTS                    24.9%



STATISTICS as of 10/31/01

                                                              PEER GROUP
                                              FUND             AVERAGE 2
------------------------------------------------------------------------
Number of Holdings                                504                215
------------------------------------------------------------------------
Median Market Cap ($ Mil)                  $   60,010         $   48,218
------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                       27.8               27.9
------------------------------------------------------------------------
Price/Book (P/B) Ratio                            5.5                5.2
------------------------------------------------------------------------
12-Month Yield Investor Shares                   1.03%              0.49%
------------------------------------------------------------------------
Portfolio Turnover Rate                             4%                98%
------------------------------------------------------------------------
Three-Year Beta                                  1.00               0.95
------------------------------------------------------------------------

EXPENSE RATIO as of 10/31/01

[GRAPH]

Investor        Select                          Peer Group
 Shares         Shares(R)    e.shares(R)         Average
0.35% 3          0.19% 3       0.28% 3            1.22% 2

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.
2 Source: Morningstar, Inc. As of 10/31/01, there were 1,258 funds in the Morningstar Large-Cap Blend Fund category.
3 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses).
4        Source: Standard & Poor's(R), a division of McGraw-Hill companies.


INDEX COMPOSITION BY INDUSTRY(4)

These charts show the size of the ten largest industries in the S&P 500(R) Index. As the charts show, the total portion represented by these industries and their relative weightings have changed over the past five years.

As of 10/31/01

[PIE CHART]

 1    15.0%        Drugs & Medicine
 2     9.7%        Business Machines
 3     7.0%        Miscellaneous Finance
 4     6.6%        Retail
 5     6.3%        Banks
 6     5.9%        Electronics
 7     5.7%        Telephone
 8     5.1%        Producer Goods
 9     4.9%        International Oil
10     4.5%        Insurance
      29.3%        Other

As of 10/31/00

[PIE CHART]

 1    14.8%        Business Machines
 2    12.0%        Drugs & Medicine
 3     9.8%        Electronics
 4     6.8%        Miscellaneous Finance
 5     6.3%        Telephone
 6     5.6%        Producer Goods
 7     5.2%        Retail
 8     5.1%        Banks
 9     4.7%        Business Services
 10    4.2%        International Oil
      25.5%        Other

As of 10/31/96

[PIE CHART]

 1    10.4%        Drugs & Medicine
 2     7.9%        Banks
 3     6.6%        International Oil
 4     6.5%        Business Machines
 5     6.5%        Food & Agriculture
 6     6.3%        Telephone
 7     5.7%        Producer Goods
 8     5.2%        Electronics
 9     4.8%        Retail
10     4.0%        Energy & Utilities
      36.1%        Other

SCHWAB S&P 500 FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                      11/1/00 -       11/1/99 -        11/1/98 -       11/1/97 -       11/1/96 -
INVESTOR SHARES                                       10/31/01        10/31/00         10/31/99        10/31/98        10/31/97
--------------------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)

Net asset value at beginning of period                  22.15           21.17            17.05           14.17           10.88
                                                       -------------------------------------------------------------------------
Income or loss from investment operations:

  Net investment income                                  0.17            0.17             0.17            0.16            0.14

  Net realized and unrealized gains or losses           (5.70)           1.06             4.10            2.85            3.24
                                                       -------------------------------------------------------------------------
  Total income or loss from investment
   operations                                           (5.53)           1.23             4.27            3.01            3.38

Less distributions:

  Dividends from net investment income                  (0.17)          (0.18)           (0.15)          (0.13)          (0.09)

  Distributions from net realized gains                    --           (0.07)              --              --              --
                                                       -------------------------------------------------------------------------
  Total distributions                                   (0.17)          (0.25)           (0.15)          (0.13)          (0.09)
                                                       -------------------------------------------------------------------------
Net asset value at end of period                        16.45           22.15            21.17           17.05           14.17
                                                       =========================================================================
Total return (%)                                       (25.11)           5.81            25.20           21.39           31.29

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                      0.35            0.35 1           0.35            0.35            0.38

Expense reductions reflected in above ratio              0.11            0.16             0.27            0.28            0.32

Ratio of net investment income to
 average net assets                                      0.95            0.81             1.01            1.25            1.49

Portfolio turnover rate                                     4               9                3               1               3

Net assets, end of period ($ x 1,000,000)               3,070           3,617            3,183           1,935             923

1 Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.



See the Financial Notes, which are integral to this information.


                                                       11/1/00 -       11/1/99 -        11/1/98 -       11/1/97 -       5/19/97 1 -
SELECT SHARES(R)                                       10/31/01        10/31/00         10/31/99        10/31/98        10/31/97
----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   22.21           21.23            17.09           14.19           12.85
                                                       ---------------------------------------------------------------------------
Income or loss from investment operations:

   Net investment income                                  0.20            0.20             0.20            0.26            0.05

   Net realized and unrealized gains or losses           (5.71)           1.06             4.12            2.78            1.29
                                                       ---------------------------------------------------------------------------
   Total income or loss from investment
    operations                                           (5.51)           1.26             4.32            3.04            1.34

Less distributions:

   Dividends from net investment income                  (0.20)          (0.21)           (0.18)          (0.14)             --

   Distributions from net realized gains                    --           (0.07)              --              --              --
                                                       ---------------------------------------------------------------------------
   Total distributions                                   (0.20)          (0.28)           (0.18)          (0.14)             --
                                                       ---------------------------------------------------------------------------
Net asset value at end of period                         16.50           22.21            21.23           17.09           14.19
                                                       ===========================================================================
Total return (%)                                        (24.97)           5.94            25.42           21.63           10.43 2


RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses
  to average net assets                                   0.19            0.19 4           0.19            0.19            0.19 3


Expense reductions reflected in above ratio               0.12            0.16             0.28            0.28            0.34 3

Ratio of net investment income to
  average net assets                                      1.11            0.98             1.17            1.40            1.46 3

Portfolio turnover rate                                      4               9                3               1               3

Net assets, end of period ($ x 1,000,000)                3,563           4,357            3,750           1,548             486

                                                       11/1/00 -       11/1/99 -        11/1/98 -       11/1/97 -        11/1/96 -
e.SHARES(R)                                            10/31/01        10/31/00         10/31/99        10/31/98         10/31/97
----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   22.17           21.21            17.08           14.19           10.89
                                                       ---------------------------------------------------------------------------
Income or loss from investment operations:

  Net investment income                                   0.20            0.20             0.20            0.15            0.21

  Net realized and unrealized gains or losses            (5.71)           1.04             4.09            2.88            3.19
                                                       ---------------------------------------------------------------------------
  Total income or loss from investment
    operations                                           (5.51)           1.24             4.29            3.03            3.40

Less distributions:

  Dividends from net investment income                   (0.20)          (0.21)           (0.16)          (0.14)          (0.10)

  Distributions from net realized gains                     --           (0.07)              --              --              --
                                                       ---------------------------------------------------------------------------
  Total distributions                                    (0.20)          (0.28)           (0.16)          (0.14)          (0.10)
                                                       ---------------------------------------------------------------------------
Net asset value at end of period                         16.46           22.17            21.21           17.08           14.19
                                                       ===========================================================================
Total return (%)                                        (25.02)           5.84            25.28           21.50           31.48


RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses
 to average net assets                                    0.28            0.28 5           0.28            0.28            0.28

Expense reductions reflected in above ratio               0.03            0.07             0.20            0.24            0.33

Ratio of net investment income to
  average net assets                                      1.02            0.88             1.08            1.32            1.61

Portfolio turnover rate                                      4               9                3               1               3

Net assets, end of period ($ x 1,000,000)                  304             441              435             281             132

1        Commencement of operations.

2        Not annualized.

3        Annualized.

4 Would have been 0.20% if certain non-routine expenses (proxy fees) had been included.

5 Would have been 0.29% if certain non-routine expenses (proxy fees) had been included.

                See the Financial Notes, which are integral to this information.

SCHWAB S&P 500 FUND -- FINANCIALS

PORTFOLIO HOLDINGS
As of October 31, 2001


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

+   New holding (since 10/31/00)

o   Non-income producing security

*   American Depositary Receipt

=   Collateral for open futures contracts

/   Issuer is related to the fund's adviser

!   Security is valued at fair value (see Accounting Policies)


The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.


ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.9%     COMMON STOCK
           Market Value: $6,923,735
           Cost:  $7,065,476

  0.1%     SHORT TERM INVESTMENT
           Market Value:  $5,206
           Cost:  $5,206

  0.0%     U.S. TREASURY OBLIGATIONS
           Market Value:  $693
           Cost:  $693
------------------------------------
100.0%     TOTAL INVESTMENT
           Market Value:  $6,929,634
           Cost:  $7,071,375


COMMON STOCK  99.9% of investments

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
      AEROSPACE / DEFENSE 1.3%
      ------------------------------------------------------------------------
      Boeing Co. 629,525                                              20,523
      Crane Co. 44,886                                                   919
      General Dynamics Corp. 144,392                                  11,782
      Goodrich Corp. 73,589                                            1,571
      Lockheed Martin Corp. 314,289                                   15,328
      Northrop Grumman Corp. 61,249                                    6,122
      Raytheon Co. 257,686                                             8,310
      Rockwell Collins, Inc. 130,303                                   1,759
      Rockwell International Corp. 130,303                             1,796
      Textron, Inc. 100,058                                            3,167
      United Technologies Corp. 338,395                               18,237
                                                                      ------
                                                                      89,514
      AIR TRANSPORTATION 0.3%
      ------------------------------------------------------------------------
    o AMR Corp. 110,743                                                2,016
      Delta Air Lines, Inc. 87,053                                     1,990
    o FedEx Corp. 219,404                                              9,013
      Southwest Airlines Co. 547,046                                   8,698
    o U.S. Airways Group, Inc. 46,034                                    212
                                                                      ------
                                                                      21,929
      ALCOHOLIC BEVERAGES 0.5%
      ------------------------------------------------------------------------
      Adolph Coors Co., Class B 26,513                                 1,319
      Anheuser-Busch Cos., Inc. 646,117                               26,917
      Brown-Forman Corp., Class B 49,193                               2,924
                                                                      ------
                                                                      31,160
      APPAREL 0.2%
      ------------------------------------------------------------------------
      Liz Claiborne, Inc. 39,837                                       1,813
      Nike, Inc., Class B 194,489                                      9,600
    o Reebok International Ltd. 43,831                                   910
      VF Corp. 79,969                                                  2,657
                                                                      ------
                                                                      14,980

      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.1%
      ------------------------------------------------------------------------
      Cooper Tire & Rubber Co. 52,828                                    698
      Cummins, Inc. 28,930                                               906
      Dana Corp. 104,734                                               1,126
      Danaher Corp. 104,718                                            5,837
      Delphi Automotive Systems Corp. 400,315                          4,648
      Eaton Corp. 49,311                                               3,227
      Ford Motor Co. 1,311,736                                        21,053
      General Motors Corp. 395,667                                    16,349
      Genuine Parts Co. 122,501                                        3,981
      Goodyear Tire & Rubber Co. 115,103                               2,144
      Harley-Davidson, Inc. 216,999                                    9,821
    o Navistar International Corp. 40,869                              1,226
      TRW, Inc. 89,611                                                 3,028
      Visteon Corp. 93,192                                             1,109
                                                                     ------
                                                                      75,153

See the Financial Notes, which are integral to this information.

                                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
      BANKS 6.3%
      ------------------------------------------------------------------------
      AmSouth Bancorp 262,996                                          4,547
      Bank of America Corp. 1,154,625                                 68,111
      Bank of New York Co., Inc. 529,660                              18,014
      Bank One Corp. 837,660                                          27,802
      BB&T Corp. 314,053                                              10,081
      Comerica, Inc. 127,679                                           5,885
      Fifth Third Bancorp 414,731                                     23,399
      FleetBoston Financial Corp. 779,627                             25,619
      Golden West Financial Corp. 116,234                              5,649
      Huntington Bancshares, Inc. 181,124                              2,795
      J.P. Morgan Chase & Co. 1,428,524                               50,513
      KeyCorp., Inc. 302,951                                           6,441
      Mellon Financial Corp. 342,087                                  11,494
      National City Corp. 431,184                                     11,383
      Northern Trust Corp. 159,009                                     8,028
      PNC Financial Services Group, Inc. 209,991                      11,529
      Providian Financial Corp. 204,126                                  794
      Regions Financial Corp. 163,027                                  4,387
      SouthTrust Corp. 245,236                                         5,557
      State Street Corp. 235,753                                      10,736
      SunTrust Banks, Inc. 209,608                                    12,547
      Synovus Financial Corp. 208,401                                  4,797
      U.S. Bancorp 1,367,365                                          24,312
      Union Planters Corp. 98,698                                      3,997
      Wachovia Corp. 1,006,870                                        28,796
   !o Wachovia Corp. -- Contra Shares 150,791                             72
      Wells Fargo & Co. 1,235,845                                     48,816
    + Zions Bancorp 65,800                                             3,153
                                                                     -------
                                                                     439,254
      BUSINESS MACHINES & SOFTWARE 9.7%
      ------------------------------------------------------------------------
      Adobe Systems, Inc. 171,177                                      4,519
    o Apple Computer, Inc. 248,401                                     4,362
      Autodesk, Inc. 39,696                                            1,319
    o BMC Software, Inc. 175,586                                       2,646
    o Cisco Systems, Inc. 5,266,484                                   89,109
      Compaq Computer Corp. 1,209,834                                 10,586
    o Compuware Corp. 262,638                                          2,700
    o Comverse Technology, Inc. 133,122                                2,504
    o Dell Computer Corp. 1,871,582                                   44,881
    o EMC Corp. 1,583,095                                             19,504
    o Gateway, Inc. 226,474                                            1,280
      Hewlett-Packard Co. 1,398,007                                   23,528
  (8) International Business Machines Corp. 1,248,119                134,884
    o Lexmark International, Inc.,
      Class A 92,466                                                   4,138
 o(2) Microsoft Corp. 3,873,074                                      225,219
    o NCR Corp. 69,851                                                 2,476
    o Network Appliance, Inc. 233,184                                  3,101
    o Novell, Inc. 256,084                                               907
    o Novellus Systems, Inc. 101,968                                   3,368
    o Oracle Corp. 4,038,388                                          54,761
      Pitney Bowes, Inc. 180,099                                       6,602
    o Sun Microsystems, Inc. 2,333,606                                23,686
    o Unisys Corp. 227,867                                             2,035
      Xerox Corp. 499,398                                              3,496
                                                                     -------
                                                                     671,611
      BUSINESS SERVICES 4.0%
      ------------------------------------------------------------------------
    o Allied Waste Industries, Inc. 139,717                            1,386
      Automatic Data Processing, Inc. 450,093                         23,252
    o Cendant Corp. 694,391                                            8,999
    + Cintas Corp. 121,721                                             4,920
    o Citrix Systems, Inc. 134,272                                     3,142
      Computer Associates International, Inc. 416,285                 12,872
    o Computer Sciences Corp. 121,635                                  4,368
   o+ Concord EFS, Inc. 346,230                                        9,476
    o Convergys Corp. 123,962                                          3,483
      Deluxe Corp. 50,029                                              1,751
      Electronic Data Systems Corp. 338,301                           21,776
      Equifax, Inc. 103,036                                            2,304
      First Data Corp. 280,251                                        18,937
   o+ Fiserv, Inc. 133,678                                             4,971
      H&R Block, Inc. 132,098                                          4,502
      IMS Health, Inc. 211,157                                         4,512
      Interpublic Group of Cos., Inc. 269,184                          6,043
   o+ Intuit, Inc. 148,874                                             5,988
    o Mercury Interactive Corp. 58,900                                 1,403
      National Service Industries, Inc. 27,850                           494
      Omnicom Group, Inc. 132,773                                     10,194
    o Parametric Technology Corp. 187,093                              1,312

See the Financial Notes, which are integral to this information.

SCHWAB S&P 500 FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                                   MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
      Paychex, Inc. 267,582                                            8,579
    o PeopleSoft, Inc. 212,969                                         6,340
   o+ Qlogic Corp. 67,689                                              2,664
   o+ Robert Half International, Inc. 125,838                          2,596
    o Sapient Corp. 82,647                                               356
    o Siebel Systems, Inc. 325,547                                     5,316
      Stilwell Financial, Inc. 155,997                                 3,137
   o+ TMP Worldwide, Inc. 75,611                                       2,257
      Tyco International Ltd. 1,393,544                               68,479
    o Veritas Software Corp. 285,045                                   8,090
      Waste Management, Inc. 449,000                                  11,000
    o Yahoo!, Inc. 407,761                                             4,436
                                                                     -------
                                                                     279,335

      CHEMICAL 1.2%
      ------------------------------------------------------------------------
      Air Products & Chemicals, Inc. 163,687                           6,554
      Dow Chemical Co. 645,020                                        21,447
      E.I. du Pont de Nemours & Co. 749,144                           29,958
      Eastman Chemical Co. 56,644                                      1,943
      Ecolab, Inc. 91,334                                              3,213
      Great Lakes Chemical Corp. 35,208                                  747
    o Hercules, Inc. 73,250                                              554
      PPG Industries, Inc. 123,587                                     6,035
      Praxair, Inc. 117,414                                            5,540
      Rohm & Haas Co. 158,350                                          5,142
      Sherwin-Williams Co. 114,031                                     2,778
      Sigma-Aldrich Corp. 54,184                                       2,033
                                                                     -------
                                                                      85,944

      CONSTRUCTION 0.3%
      ------------------------------------------------------------------------
      Centex Corp. 41,838                                              1,601
    + Fluor Corp. 56,263                                               2,094
      KB Home Corp. 32,342                                               956
      Masco Corp. 330,262                                              6,549
    o McDermott International, Inc. 40,623                               431
      Pulte Homes, Inc. 42,041                                         1,366
      The Stanley Works 62,596                                         2,399
      Vulcan Materials Co. 75,568                                      3,141
                                                                     -------
                                                                      18,537

      CONSUMER: DURABLE 0.1%
      ------------------------------------------------------------------------
      Black & Decker Corp. 58,093                                      1,922
      Leggett & Platt, Inc. 141,714                                    3,071
      Maytag Corp. 53,933                                              1,504
      Whirlpool Corp. 47,298                                           2,792
                                                                     -------
                                                                       9,289

      CONSUMER: NONDURABLE 0.9%
      ------------------------------------------------------------------------
      American Greetings Corp.,
      Class A 43,388                                                     608
      Darden Restaurants, Inc. 83,849                                  2,685
      Fortune Brands, Inc. 112,014                                     4,128
      Hasbro, Inc. 123,424                                             2,045
   o+ International Game Technology 53,000                             2,706
    o Mattel, Inc. 309,174                                             5,853
      McDonald's Corp. 928,075                                        24,195
      Newell Rubbermaid, Inc. 191,102                                  5,282
    o Starbucks Corp. 271,282                                          4,644
    o Tricon Global Restaurants, Inc. 105,184                          5,321
      Tupperware Corp. 43,789                                            893
      Wendy's International, Inc. 81,788                               2,151
                                                                     -------
                                                                      60,511
      CONTAINERS 0.1%
      ------------------------------------------------------------------------
      Ball Corp. 19,763                                                1,216
      Bemis Co., Inc. 40,703                                           1,761
    o Pactiv Corp. 113,733                                             1,842
    o Sealed Air Corp. 61,230                                          2,452
                                                                     -------
                                                                       7,271

      ELECTRONICS 5.6%
      ------------------------------------------------------------------------
    o ADC Telecommunications, Inc. 561,442                             2,555
    o Advanced Micro Devices, Inc. 246,839                             2,429
    o Agilent Technologies, Inc. 329,055                               7,328
    o Altera Corp. 278,106                                             5,618
    o American Power Conversion Corp. 137,559                          1,770
    o Analog Devices, Inc. 259,108                                     9,846
    o Andrew Corp. 60,384                                              1,097
      Applied Biosystems Group --
      Applera Corp. 150,332                                            4,387
    o Applied Materials, Inc. 584,180                                 19,926
    o Broadcom Corp., Class A 185,819                                  6,394
   o+ CIENA Corp. 234,500                                              3,813
    o Conexant Systems, Inc. 176,399                                   1,790
 (10) Intel Corp. 4,839,394                                          118,178
      ITT Industries, Inc. 63,967                                      3,076
    o JDS Uniphase Corp. 939,256                                       7,505

See the Financial Notes, which are integral to this information.

                                                                   MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
    o KLA-Tencor Corp. 132,324                                         5,407
      Linear Technology Corp. 230,456                                  8,942
    o LSI Logic Corp. 259,407                                          4,397
      Lucent Technologies, Inc. 2,444,014                             16,375
    o Maxim Integrated Products, Inc. 238,394                         10,907
    o Micron Technology, Inc. 426,947                                  9,717
      Molex, Inc. 139,410                                              4,033
      Moody's Corp. 112,329                                            3,900
      Motorola, Inc. 1,580,280                                        25,869
    o National Semiconductor Corp. 122,168                             3,174
      PerkinElmer, Inc. 72,559                                         1,953
    o Power-One, Inc. 53,836                                             426
    o Qualcomm, Inc. 545,753                                          26,807
    o Sanmina Corp. 227,262                                            3,441
      Scientific-Atlanta, Inc. 115,316                                 2,407
    o Solectron Corp. 469,175                                          5,771
    + Symbol Technologies, Inc. 161,114                                2,070
    o Tektronix, Inc. 65,651                                           1,293
    o Tellabs, Inc. 292,843                                            3,997
    o Teradyne, Inc. 126,834                                           2,924
      Texas Instruments, Inc. 1,249,315                               34,968
    o Thermo Electron Corp. 130,673                                    2,762
      Thomas & Betts Corp. 40,027                                        727
   o+ Univision Communications, Inc.,
      Class A 151,781                                                  3,795
   o+ Vitesse Semiconductor Corp. 131,762                              1,244
    o Xilinx, Inc. 237,909                                             7,237
                                                                     -------
                                                                     390,255
      ENERGY: RAW MATERIALS 1.1%
      ------------------------------------------------------------------------
      Anadarko Petroleum Corp. 179,300                                10,229
      Apache Corp. 90,045                                              4,646
      Baker Hughes, Inc. 244,128                                       8,747
      Burlington Resources, Inc. 154,224                               5,745
      Devon Energy Corp. 91,770                                        3,515
    + EOG Resources, Inc. 82,075                                       2,903
      Halliburton Co. 307,489                                          7,592
    o Nabors Industries, Inc. 107,234                                  3,296
   o+ Noble Drilling Corp. 97,088                                      2,966
      Occidental Petroleum Corp. 268,439                               6,797
    o Rowan Cos., Inc. 68,324                                          1,154
      Schlumberger Ltd. 412,518                                       19,974
                                                                     -------
                                                                      77,564
      FOOD & AGRICULTURE 4.1%
      ------------------------------------------------------------------------
      Archer-Daniels-Midland Co. 475,200                               6,620
      Campbell Soup Co. 292,712                                        8,266
      Coca-Cola Co. 1,789,023                                         85,658
      Coca-Cola Enterprises, Inc. 320,628                              5,884
      ConAgra Foods, Inc. 386,453                                      8,850
      General Mills, Inc. 206,902                                      9,501
      H.J. Heinz Co. 253,005                                          10,738
      Hershey Foods Corp. 97,995                                       6,245
      Kellogg Co. 290,337                                              8,855
    + The Pepsi Bottling Group, Inc. 106,099                           4,931
      PepsiCo, Inc. 1,270,703                                         61,896
      Ralston Purina Co. 224,695                                       7,368
      Sara Lee Corp. 565,059                                          12,595
      Supervalu, Inc. 94,836                                           2,024
      Sysco Corp. 482,501                                             11,633
    * Unilever NV 411,209                                             21,375
      Wm. Wrigley Jr. Co. 164,707                                      8,244
                                                                     -------
                                                                     280,683
      GOLD 0.2%
      ------------------------------------------------------------------------
      Barrick Gold Corp. 283,119                                       4,414
      Homestake Mining Co. 188,965                                     1,550
      Newmont Mining Corp. 139,880                                     3,245
      Placer Dome, Inc. 236,092                                        2,694
                                                                     -------
                                                                      11,903
      HEALTHCARE / DRUGS & MEDICINE 15.0%
      ------------------------------------------------------------------------
      Abbott Laboratories 1,116,143                                   59,133
      Allergan, Inc. 94,548                                            6,788
      American Home Products Corp. 944,987                            52,759
    o AmerisourceBergen Corp. 73,700                                   4,684
    o Amgen, Inc. 750,308                                             42,632
      Bausch & Lomb, Inc. 39,511                                       1,286
      Baxter International, Inc. 426,621                              20,636
      Becton, Dickinson & Co. 184,046                                  6,589
    o Biogen, Inc. 108,840                                             5,986
      Biomet, Inc. 192,824                                             5,881
    o Boston Scientific Corp. 286,872                                  6,523
      Bristol-Myers Squibb Co. 1,397,828                              74,714
      C.R. Bard, Inc. 36,204                                           1,988
      Cardinal Health, Inc. 321,256                                   21,559
   o+ Chiron Corp. 136,490                                             7,346


See the Financial Notes, which are integral to this information.

SCHWAB S&P 500 FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                                   MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
      Eli Lilly & Co. 809,109                                         61,897
   o+ Forest Laboratories, Inc.,
      Class A 126,540                                                  9,412
    o Guidant Corp. 220,736                                            9,163
      HCA, INC. 385,370                                               15,284
    o HealthSouth Corp. 278,125                                        3,621
    o Humana, Inc. 121,960                                             1,409
   o+ Immunex Corp. 383,100                                            9,152
  (9) Johnson & Johnson 2,177,897                                    126,122
    o King Pharmaceuticals, Inc. 166,310                               6,484
    o Manor Care, Inc. 73,807                                          1,724
      McKesson Corp. 203,355                                           7,522
    o Medimmune, Inc. 152,074                                          5,967
      Medtronic, Inc. 868,547                                         35,002
      Merck & Co., Inc. 1,649,981                                    105,285
  (4) Pfizer, Inc. 4,541,725                                         190,298
      Pharmacia Corp. 934,709                                         37,874
    o Quintiles Transnational Corp. 83,524                             1,325
      Schering-Plough Corp. 1,050,681                                 39,064
    o St. Jude Medical, Inc. 61,604                                    4,374
    + Stryker Corp. 140,507                                            7,902
    o Tenet Healthcare Corp. 233,012                                  13,403
      UnitedHealth Group, Inc. 229,937                                15,118
    o Watson Pharmaceuticals, Inc. 75,185                              3,585
    o Wellpoint Health Networks, Inc. 45,430                           5,070
    o Zimmer Holdings, Inc. 141,700                                    4,380
                                                                   ---------
                                                                   1,038,941

      HOUSEHOLD PRODUCTS 1.9%
      ------------------------------------------------------------------------
      Alberto-Culver Co., Class B 42,823                               1,809
      Avon Products, Inc. 170,417                                      7,981
      Clorox Co. 172,292                                               6,151
      Colgate-Palmolive Co. 403,675                                   23,219
      Gillette Co. 757,371                                            23,547
      International Flavors & Fragrances, Inc. 69,176                  1,972
      Procter & Gamble Co. 932,630                                    68,809
                                                                   ---------
                                                                     133,488

      INSURANCE 4.6%
      ------------------------------------------------------------------------
   o+ Aetna, Inc. 103,176                                              2,852
      AFLAC, Inc. 376,512                                              9,209
      Allstate Corp. 519,351                                          16,297
    + AMBAC Financial Group, Inc. 75,909                               3,644
  (7) American International Group, Inc. 1,884,408                   148,114
      AON Corp. 186,700                                                7,102
      Chubb Corp. 125,897                                              8,599
      CIGNA Corp. 107,309                                              7,823
      Cincinnati Financial Corp. 117,629                               4,376
      Conseco, Inc. 240,130                                              718
      Hartford Financial Services Group, Inc. 170,054                  9,183
      Jefferson-Pilot Corp. 110,036                                    4,550
    + John Hancock Financial Services 223,471                          7,616
      Lincoln National Corp. 134,609                                   5,701
      Loews Corp. 140,597                                              7,142
      Marsh & McLennan Cos., Inc. 197,979                             19,154
      MBIA, Inc. 106,318                                               4,897
    + Metlife, Inc. 537,378                                           14,455
      MGIC Investment Corp. 76,727                                     3,970
      Progressive Corp. 52,919                                         7,340
      SAFECO Corp. 91,056                                              2,808
      St. Paul Cos., Inc. 153,396                                      7,041
      Torchmark Corp. 89,345                                           3,308
      UnumProvident Corp. 173,706                                      3,896
    + XL Capital Ltd., Class A 90,000                                  7,817
                                                                   ---------
                                                                     317,612
      MEDIA 3.7%
      ------------------------------------------------------------------------
    o AOL Time Warner, Inc. 3,186,664                                 99,456
    o Clear Channel Communications, Inc. 422,833                      16,118
    o Comcast Corp., Special
      Class A 680,693                                                 24,396
      Dow Jones & Co., Inc. 63,964                                     2,878
      Gannett Co., Inc. 191,654                                       12,113
      Knight-Ridder, Inc. 54,349                                       3,057
      McGraw-Hill Cos., Inc. 140,573                                   7,391
      Meredith Corp. 34,693                                            1,145
      New York Times Co., Class A 117,379                              4,842
      R.R. Donnelley & Sons Co. 83,933                                 2,140
      Tribune Co. 213,997                                              6,463
    o Viacom, Inc., Class B 1,281,070                                 46,772
      The Walt Disney Co. 1,499,226                                   27,871
                                                                   ---------
                                                                     254,642


See the Financial Notes, which are integral to this information.

                                                                   MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      MISCELLANEOUS 0.1%
      ------------------------------------------------------------------------
    o Palm, Inc. 399,902                                                 984
    o Sabre Holdings Corp. 95,884                                      2,522
                                                                     -------
                                                                       3,506

      MISCELLANEOUS FINANCE 6.7%
      ------------------------------------------------------------------------
      American Express Co. 949,646                                    27,948
      Bear Stearns Cos., Inc. 75,283                                   4,065
      Capital One Financial Corp. 149,208                              6,164
    / Charles Schwab Corp. 994,698                                    12,812
      Charter One Financial, Inc. 155,927                              4,249
  (6) Citigroup, Inc. 3,617,786                                      164,682
      Countrywide Credit Industries, Inc. 88,255                       3,524
      Fannie Mae 719,653                                              58,263
      Franklin Resources, Inc. 189,062                                 6,069
      Freddie Mac 497,969                                             33,772
      Household International, Inc. 335,194                           17,531
      Lehman Brothers Holdings, Inc. 176,596                          11,030
      MBNA Corp. 613,916                                              16,950
      Merrill Lynch & Co., Inc. 604,335                               26,415
      Morgan Stanley Dean Witter & Co. 799,217                        39,098
      T. Rowe Price Group, Inc. 90,747                                 2,519
      USA Education, Inc. 116,992                                      9,542
      Washington Mutual, Inc. 632,174                                 19,085
                                                                     -------
                                                                     463,718

      NON-FERROUS METALS 0.5%
      ------------------------------------------------------------------------
      Alcan, Inc. 229,535                                              7,012
      Alcoa, Inc. 620,684                                             20,029
      Engelhard Corp. 95,376                                           2,497
    o Freeport-McMoran Copper & Gold, Inc., Class B 101,139            1,123
      Inco Ltd. 128,410                                                1,752
      Phelps Dodge Corp. 57,940                                        1,680
                                                                     -------
                                                                      34,093

      OIL: DOMESTIC 0.8%
      ------------------------------------------------------------------------
      Amerada Hess Corp. 63,916                                        3,755
      Ashland, Inc. 53,110                                             2,138
      Conoco, Inc., Class B 448,371                                   11,523
      Kerr-McGee Corp. 71,418                                          4,114
      Phillips Petroleum Co. 272,088                                  14,804
      Sunoco, Inc. 59,957                                              2,244
      Transocean Sedco Forex, Inc. 226,639                             6,833
      Unocal Corp. 173,101                                             5,574
      USX-Marathon Group, Inc. 222,524                                 6,139
                                                                     -------
                                                                      57,124

      OIL: INTERNATIONAL 4.9%
      ------------------------------------------------------------------------
      ChevronTexaco Corp. 765,756                                     67,808
  (3) Exxon Mobil Corp. 4,963,882                                    195,825
   *  Royal Dutch Petroleum Co. 1,543,574                             77,966
                                                                     -------
                                                                     341,599

      OPTICAL & PHOTO 0.1%
      ------------------------------------------------------------------------
      Eastman Kodak Co. 207,835                                        5,314

      PAPER & FOREST PRODUCTS 0.8%
      ------------------------------------------------------------------------
      Boise Cascade Corp. 43,625                                       1,246
      Georgia-Pacific Group 160,698                                    4,461
      International Paper Co. 345,484                                 12,368
      Kimberly-Clark Corp. 382,948                                    21,257
      Louisiana-Pacific Corp. 71,308                                     513
      Mead Corp. 72,679                                                1,951
      Temple-Inland, Inc. 35,398                                       1,770
      Westvaco Corp. 72,679                                            1,784
      Weyerhaeuser Co. 154,199                                         7,696
      Willamette Industries, Inc. 74,432                               3,487
                                                                     -------
                                                                      56,533


      PRODUCER GOODS & MANUFACTURING 5.7%
      ------------------------------------------------------------------------
   o+ Applied Micro Circuits Corp. 215,322                             2,375
      Avery Dennison Corp. 81,716                                      3,783
      Caterpillar, Inc. 249,434                                       11,155
      Cooper Industries, Inc. 67,895                                   2,628
      Corning, Inc. 667,427                                            5,379
      Deere & Co. 171,181                                              6,332
      Dover Corp. 145,104                                              4,781
      Emerson Electric Co. 306,984                                    15,048
    o FMC Corp. 22,291                                                 1,058
 =(1) General Electric Co. 7,146,627                                 260,209
      Honeywell International, Inc. 582,985                           17,227
      Illinois Tool Works, Inc. 218,026                               12,471
      Ingersoll-Rand Co. 120,878                                       4,509
   o+ Jabil Circuit, Inc. 136,621                                      2,896
      Johnson Controls, Inc. 62,291                                    4,505
      Millipore Corp. 33,762                                           1,766

See the Financial Notes, which are integral to this information.

SCHWAB S&P 500 FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                                   MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
      Minnesota Mining & Manufacturing Co. 285,607                    29,812
      Pall Corp. 88,412                                                1,795
      Parker-Hannifin Corp. 83,358                                     2,993
   o+ PMC Sierra, Inc. 117,500                                         1,907
      Snap-On, Inc. 40,160                                             1,075
      W.W. Grainger, Inc. 68,153                                       2,951
                                                                     -------
                                                                     396,655

      RAILROAD & SHIPPING 0.4%
      ------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp. 279,899                       7,521
      CSX Corp. 152,631                                                5,144
      Norfolk Southern Corp. 275,387                                   4,613
      Union Pacific Corp. 180,717                                      9,399
                                                                     -------
                                                                      26,677

      REAL PROPERTY 0.1%
      ------------------------------------------------------------------------
    + Equity Office Properties Trust 291,100                           8,296


      RETAIL 6.6%
      ------------------------------------------------------------------------
      Albertson's, Inc. 292,809                                        9,344
    o AutoZone, Inc. 80,422                                            4,707
    o Bed, Bath & Beyond, Inc. 210,049                                 5,264
    o Best Buy Co., Inc. 153,061                                       8,403
    o Big Lots, Inc. 81,512                                              595
      Circuit City Stores -- Circuit City Group 149,468                2,051
    o Costco Wholesale Corp. 323,224                                  12,228
      CVS Corp. 281,048                                                6,717
      Dillards, Inc., Class A 58,842                                     762
      Dollar General Corp. 234,159                                     3,346
    + Family Dollar Stores, Inc. 122,400                               3,532
    o Federated Department Stores, Inc. 142,256                        4,551
      The Gap, Inc. 615,926                                            8,050
      Home Depot, Inc. 1,677,608                                      64,135
      J.C. Penney Co., Inc. 189,976                                    4,126
    o K Mart Corp. 347,898                                             2,133
    o Kohl's Corp. 241,811                                            13,447
    o Kroger Co. 583,409                                              14,270
      Limited, Inc. 305,984                                            3,412
      Lowe's Cos., Inc. 554,147                                       18,896
      May Department Stores Co. 214,566                                6,748
      Nordstrom, Inc. 96,009                                           1,354
    o Office Depot, Inc. 212,082                                       2,884
      RadioShack Corp. 135,916                                         3,397
    o Safeway, Inc. 365,537                                           15,225
      Sears, Roebuck & Co. 236,512                                     9,170
    o Staples, Inc. 326,409                                            4,759
      Target Corp. 648,688                                            20,207
      Tiffany & Co., Inc. 105,481                                      2,467
      TJX Cos., Inc. 203,601                                           6,882
    o Toys 'R' Us, Inc. 141,714                                        2,693
  (5) Wal-Mart Stores, Inc. 3,216,612                                165,334
      Walgreen Co. 732,156                                            23,707
      Winn-Dixie Stores, Inc. 99,622                                   1,102
                                                                     -------
                                                                     455,898

      STEEL 0.1%
      ------------------------------------------------------------------------
      Allegheny Technologies, Inc. 55,043                                815
      Nucor Corp. 54,866                                               2,266
      USX-U.S. Steel Group, Inc. 64,502                                  928
      Worthington Industries, Inc. 61,613                                801
                                                                     -------
                                                                       4,810

      TELEPHONE 5.9%
      ------------------------------------------------------------------------
      Alltel Corp. 225,028                                            12,858
      AT&T Corp. 2,481,865                                            37,848
    o AT&T Wireless Services, Inc. 1,813,932                          26,193
    o Avaya, Inc. 200,984                                              1,795
      BellSouth Corp. 1,348,805                                       49,906
      CenturyTel, Inc. 100,563                                         3,178
   o+ Citizens Communications Co. 202,415                              1,799
    o Nextel Communications, Inc.,
      Class A 549,481                                                  4,368
      Nortel Networks Corp. 2,286,519                                 13,285
    o Qwest Communications International, Inc. 1,190,140              15,412
      SBC Communications, Inc. 2,423,072                              92,343
      Sprint Corp. (FON Group) 638,020                                12,760
    o Sprint Corp. (PCS Group) 675,004                                15,053
      Verizon Communications, Inc. 1,944,585                          96,860
    o WorldCom, Inc. -- WorldCom Group 2,074,101                      27,897
                                                                     -------
                                                                     411,555


See the Financial Notes, which are integral to this information.

                                                                   MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      TOBACCO 1.1%
      ------------------------------------------------------------------------
      Philip Morris Cos., Inc. 1,583,058                              74,087
      UST, Inc. 116,794                                                3,925
                                                                     -------
                                                                      78,012

      TRAVEL & RECREATION 0.3%
      ------------------------------------------------------------------------
      Brunswick Corp. 63,726                                           1,140
      Carnival Corp. 419,326                                           9,133
    o Harrah's Entertainment, Inc. 83,537                              2,433
      Hilton Hotels Corp. 264,613                                      2,265
      Marriott International, Inc.,
      Class A 175,918                                                  5,512
    + Starwood Hotels & Resorts
      Worldwide, Inc. 145,322                                          3,203
                                                                     -------
                                                                      23,686

      TRUCKING & FREIGHT 0.1%
      ------------------------------------------------------------------------
      Paccar, Inc. 53,941                                              2,849
      Ryder Systems, Inc. 45,182                                         845
                                                                     -------
                                                                       3,694

      UTILITIES: ELECTRIC & GAS 3.5%
      ------------------------------------------------------------------------
    o AES Corp. 381,734                                                5,287
    + Allegheny Energy, Inc. 88,979                                    3,252
      Ameren Corp. 97,712                                              3,918
      American Electric Power Co., Inc. 233,831                        9,798
   o+ Calpine Corp. 213,386                                            5,281
      Cinergy Corp. 114,978                                            3,470
      CMS Energy Corp. 93,480                                          2,011
      Consolidated Edison, Inc. 154,562                                6,104
      Constellation Energy Group, Inc. 120,203                         2,689
      Dominion Resources, Inc. 177,254                                10,834
      DTE Energy Co. 118,102                                           4,924
      Duke Energy Corp. 556,636                                       21,380
      Dynegy, Inc., Class A 236,885                                    8,504
      Edison International 234,114                                     3,327
      El Paso Corp. 365,984                                           17,955
      Enron Corp. 537,790                                              7,475
      Entergy Corp. 161,006                                            6,255
      Exelon Corp. 232,239                                             9,770
      FirstEnergy Corp. 160,395                                        5,527
      FPL Group, Inc. 125,919                                          6,686
      GPU, Inc. 86,087                                                 3,413
      KeySpan Corp. 97,999                                             3,252
    + Kinder Morgan, Inc. 81,983                                       4,069
    o Mirant Corp. 244,190                                             6,349
    o Niagara Mohawk Holdings, Inc. 114,785                            2,057
      NICOR, Inc. 31,266                                               1,216
      NiSource, Inc. 150,551                                           3,576
      Peoples Energy Corp. 24,802                                        950
      PG&E Corp. 276,423                                               4,992
      Pinnacle West Capital Corp. 61,908                               2,609
      PPL Corp. 105,876                                                3,616
      Progress Energy, Inc. 155,554                                    6,560
      Public Service Enterprise Group, Inc. 149,041                    5,866
      Reliant Energy, Inc. 212,967                                     5,952
      Sempra Energy 148,879                                            3,484
      Southern Co. 490,421                                            11,721
    + Teco Energy, Inc. 97,500                                         2,511
      TXU Corp. 187,321                                                8,587
      Williams Cos., Inc. 371,426                                     10,723
      XCEL Energy, Inc. 248,917                                        7,039
                                                                     -------
                                                                     242,989



      SHORT TERM INVESTMENT
      0.1% of investments

      Provident Institutional
      TempFund 5,205,633                                               5,206

      U.S. TREASURY OBLIGATIONS
      0.0% of investments

      SECURITY                                      FACE VALUE      MKT. VALUE
        RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
    = U.S. Treasury Bills
        2.13%, 12/20/01                                100               100
        2.11%-2.31%, 12/20/01                          595               593
                                                                     -------
                                                                         693


END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.



See the Financial Notes, which are integral to this information.

SCHWAB S&P 500 FUND -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of October 31, 2001 All numbers x 1,000 except NAV.


ASSETS
-----------------------------------------------------------------------------
Investments, at market value (including $428,262
     of securities on loan)                                        $6,929,634  a
Collateral held for securities on loan                                448,145
Receivables:
  Fund shares sold                                                      4,789
  Interest                                                                 23
  Dividends                                                             5,897
  Investment sold                                                       2,558
  Most recent daily change in value of futures                             11
  Income from lending securities                                          214
Prepaid expenses                                                  +       121
                                                                  -----------
TOTAL ASSETS                                                        7,391,392


LIABILITIES
-----------------------------------------------------------------------------
Collateral held for securities on loan                                448,145
Payables:
  Fund shares redeemed                                                  5,844
  Interest expense                                                          5
  Investment adviser and administrator fees                               127
  Transfer agent and shareholder service fees                              67
Accrued expenses                                                  +       672
                                                                  -----------
TOTAL LIABILITIES                                                     454,860

NET ASSETS
-----------------------------------------------------------------------------
TOTAL ASSETS                                                        7,391,392
TOTAL LIABILITIES                                                 -   454,860
                                                                  -----------
NET ASSETS                                                         $6,936,532

NET ASSETS BY SOURCE
Capital received from investors                                     7,235,829
Net investment income not yet distributed                              64,510
Net realized capital losses                                          (222,039)
Net unrealized capital losses                                        (141,768) b


a The fund paid $7,071,375 for these securities. Not counting short-term obligations and government securities, the fund paid $1,124,508 for securities during the report period and received $303,344 from securities it sold or that matured. This includes $3,403 in transactions with other SchwabFunds(R).


b These derive from investments and futures. As of the report date, the fund had thirty open S&P 500 futures contracts due to expire on December 21, 2001, with a contract value of $7,955 and unrealized losses of $27.


NET ASSET VALUE (NAV)

                                                  SHARES
SHARE CLASS                     NET ASSETS   /    OUTSTANDING      =       NAV
Investor Shares                 $3,070,406         186,640                $16.45
Select Shares(R)                $3,562,516         215,894                $16.50
e.Shares(R)                     $  303,610          18,449                $16.46



FEDERAL TAX DATA
-------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                              $7,216,635

NET UNREALIZED GAINS AND LOSSES:
Gains                                                                $1,293,336
Losses                                                              +(1,580,364)
                                                                    -----------
                                                                      ($287,028)

UNUSED CAPITAL LOSSES:

Expires 10/31 of:                                                    Loss amount
  2008                                                                  $26,504
  2009                                                                   50,301




        See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For November 1, 2000 through October 31, 2001. All numbers x 1,000.


INVESTMENT INCOME
-----------------------------------------------------------------------------
Dividends                                                             $97,355  a
Interest                                                                  798
Lending of securities                                            +      1,102
                                                                 ------------
TOTAL INVESTMENT INCOME                                                99,255


NET REALIZED GAINS AND LOSSES
-----------------------------------------------------------------------------
Net realized losses on investments sold                               (91,709)
Net realized losses on futures contracts                         +     (4,317)
                                                                 ------------
NET REALIZED LOSSES                                                   (96,026)


NET UNREALIZED GAINS AND LOSSES
-----------------------------------------------------------------------------
Net unrealized losses on investments                               (2,208,225)
Net unrealized losses on futures contracts                       +       (490)
                                                                 ------------
NET UNREALIZED LOSSES                                              (2,208,715)

EXPENSES
-----------------------------------------------------------------------------
Investment adviser and administrator fees                              13,136  b
Transfer agent and shareholder service fees:
  Investor Shares                                                       8,332  c
  Select Shares(R)                                                      3,941  c
  e.Shares(R)                                                             365  c
Trustees' fees                                                             69  d
Custodian fees                                                            279
Portfolio accounting fees                                               1,073
Professional fees                                                          60
Registration fees                                                         536
Shareholder reports                                                       702
Interest expense                                                           23
Other expenses                                                   +        214
                                                                 ------------
Total expenses                                                         28,730
    Expense reduction                                                 - 8,531  e
                                                                 ------------
NET EXPENSES                                                           20,199

DECREASE IN NET ASSETS FROM OPERATIONS
-----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                99,255
NET EXPENSES                                                     -     20,199
                                                                 ------------
NET INVESTMENT INCOME                                                  79,056
NET REALIZED LOSSES                                                   (96,026) f
NET UNREALIZED LOSSES                                            + (2,208,715) f
                                                                 ------------
DECREASE IN NET ASSETS FROM OPERATIONS                            ($2,225,685)


a     An additional $450 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.20% of the first $500 million and 0.17% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, 0.05%, and 0.05% of the assets of each respective share class.

d     For the fund's independent trustees only.

e Includes $2,316 from the investment adviser (CSIM) and $6,215 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, as follows:

                                                                  % OF AVERAGE
SHARE CLASS                                                     DAILY NET ASSETS
Investor Shares                                                         0.35
Select Shares                                                           0.19
e.Shares                                                                0.28

      This limit does not include interest, taxes and certain non-routine expenses.

f     These add up to a net loss on investments of $2,304,741.



        See the Financial Notes, which are integral to this information.

SCHWAB S&P 500 FUND -- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.


OPERATIONS
-------------------------------------------------------------------------------
                                      11/1/00 - 10/31/01    11/1/99 - 10/31/00
Net investment income                            $79,056               $71,784
Net realized losses                              (96,026)             (114,584)
Net unrealized gains or losses             +  (2,208,715)              464,849
                                           -----------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                               (2,225,685)              422,049

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income
Investor Shares                                   28,046                27,441
Select Shares(R)                                  40,379                38,359
e.Shares(R)                                +       3,970                 4,350
                                           -----------------------------------
TOTAL DIVIDENDS FROM NET
 INVESTMENT INCOME                                72,395                70,150 a

Distributions from net realized gains
Investor Shares                                       --                 9,855
Select Shares                                         --                11,814
e.Shares                                   +          --                 1,355
                                           -----------------------------------
TOTAL DISTRIBUTIONS FROM NET
 REALIZED GAINS                              $        --               $23,024

TRANSACTIONS IN FUND SHARES
-----------------------------------------------------------------------------
                                 11/1/00 - 10/31/01      11/1/99 - 10/31/00
                                Quantity      Value      Quantity     Value
SHARES SOLD:
  Investor Shares                60,012    $1,132,100     71,072    $1,573,083
  Select Shares                  73,110      ,392,015     88,320     1,957,058 b
  e.Shares                     +  5,524       104,227      8,742       193,616
                               -----------------------------------------------
TOTAL SHARES SOLD               138,646    $2,628,342    168,134    $3,723,757

SHARES REINVESTED:
  Investor Shares                 1,337    $   26,988      1,645    $   35,986
  Select Shares                   1,814        36,701      2,108        46,155
  e.Shares                     +    177         3,581        238         5,211
                               -----------------------------------------------
TOTAL SHARES REINVESTED           3,328    $   67,270      3,991    $   87,352

SHARES REDEEMED:
  Investor Shares                38,049    $  712,059     59,693    $1,315,607
  Select Shares                  55,152     1,029,491     70,932     1,565,993
  e.Shares                     +  7,133       134,542      9,591       210,667
                               -----------------------------------------------
TOTAL SHARES REDEEMED           100,334    $1,876,092    140,216    $3,092,267 c

NET INCREASE                     41,640    $  819,520     31,909    $  718,842 d

SHARES OUTSTANDING AND
NET ASSETS
------------------------------------------------------------------------------
                                  11/1/00 - 10/31/01       11/1/99 - 10/31/00
                                 Shares     Net Assets     Shares   Net Assets
Beginning of period              379,343   $ 8,415,092    347,434   $7,367,375
Total increase or
decrease                        + 41,640    (1,478,560)    31,909    1,047,717 e
                                ----------------------------------------------
END OF PERIOD                    420,983   $ 6,936,532    379,343   $8,415,092 f


UNAUDITED

a For corporations, 100% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b During the current period, the funds issued 2,122 shares in exchange for portfolio assets in the amount of $40,485. The securities were transferred at their current value on the date of the transaction.

c Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

CURRENT PERIOD
Investor Shares                                                             $152
Select Shares                                                                104
e.Shares                                                                   +   4
                                                                           -----
TOTAL                                                                       $260

d     Represents shares sold plus shares reinvested, minus shares redeemed.

e Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

f Includes net investment income not yet distributed in the amount of $64,510 and $57,849 at the end of the current period and the prior period, respectively.

      Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:


SCHWAB MARKETTRACK PORTFOLIOS(R)
All Equity Portfolio                                                        2.6%
Growth Portfolio                                                            1.6%
Balanced Portfolio                                                          1.2%
Conservative Portfolio                                                      0.4%


        See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R)




TICKER SYMBOLS

INVESTOR SHARES     SNXFX

SELECT SHARES(R)    SNXSX

                                                          INVESTMENT STYLE (1)
MARKET CAP(1)                                         VALUE     BLEND    GROWTH
LARGE                                                  / /       /X/      / /

MEDIUM                                                 / /       / /      / /

SMALL                                                  / /       / /      / /

Because it includes so many U.S. stocks and industries, this fund could make sense for long-term investors seeking broad diversification in a single investment. It's also a logical choice for stock investors who want exposure beyond the large-cap segment of the U.S. stock market.

THE FUND'S GOAL IS TO MATCH THE TOTAL RETURN OF THE SCHWAB 1000 INDEX.(R)

[PHOTO OF GERI HOM]

"Although the fund was hurt by market turbulence, mid-cap value stocks' strong performance helped counteract negative performance in other tiers of the market."

Portfolio Manager
Geri Hom

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. Consumer confidence, a key economic factor, was eroded by rising unemployment and poor market performance. Investors' concerns about stock valuations and poor corporate earnings reached across sectors and were heightened by the September 11 terrorist attacks.

THE FUND WAS HIT HARD BY A DECLINE IN THE TECHNOLOGY SECTOR, WHICH WAS DOWN 53% DURING THE REPORT PERIOD. As of the report date, this decline had reduced the technology sector's weight to 16% of the Schwab 1000 Index -- it was 27% as recently as October 2000. A 33% decline in the communications sector also took a toll on fund performance. The best-performing sector was basic materials, which was up almost 7%. Both share classes of the fund tracked the performance of the index during the report period.

ALTHOUGH MARKET AND WORLD EVENTS ARE AT THE FOREFRONT OF INVESTORS' MINDS, WE BELIEVE A RECOVERY BEGINNING IN 2002 IS POSSIBLE. A key question is whether the Fed's rate cuts, combined with increased government spending and possible further tax cuts, will provide sufficient stimulus.


1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 10/31/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future.

SCHWAB 1000 FUND(R)


PERFORMANCE: INVESTOR SHARES

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund's Investor Shares with the Schwab 1000 Index(R) and the Morningstar Large-Cap Blend Fund category.


[BAR CHART]

Investor Shares 1
Schwab 1000 Index
Peer Group Average 2

                                     1 YEAR                         5 YEARS                       10 YEARS
                                     SCHWAB       PEER               SCHWAB     PEER               SCHWAB     PEER
                          INVESTOR    1000        GROUP    INVESTOR   1000     GROUP     INVESTOR   1000     GROUP
                          SHARES 1   INDEX       AVERAGE 2 SHARES 1  INDEX    AVERAGE 2  SHARES 1   INDEX    AVERAGE 2
Pre-Tax Total Return 3     (25.50%)   (25.38%)   (25.26%)    9.59%    12.27%    12.71%    11.01%     9.93%     8.07%
AFTER-TAX RETURNS: 4
  - Pre-Liquidation        (25.69%)      --      (26.44%)    9.21%       --      5.93%    11.71%       --      8.78%
  - Post-Liquidation       (15.50%)      --         --       7.73%       --        --     10.24%       --        --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance over ten years of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in two indices: the Schwab 1000 Index and the S&P 500(R) Index.(3)

[LINE CHART]

                       Investor    Schwab 1000     S&P 500
                        Shares        Index         Index
                       --------      -------       -------
         4/2/91         10000         10000         10000
        4/30/91          9910          9898          9908
        5/31/91         10320         10311         10335
        6/30/91          9850          9840          9861
        7/31/91         10320         10310         10321
        8/31/91         10600         10591         10566
        9/30/91         10460         10455         10389
       10/31/91         10630         10625         10528
       11/30/91         10240         10227         10104
       12/31/91         11425         11412         11260
        1/31/92         11283         11272         11050
        2/29/92         11425         11415         11193
        3/31/92         11171         11163         10975
        4/30/92         11404         11392         11298
        5/31/92         11404         11457         11353
        6/30/92         11465         11257         11184
        7/31/92         11726         11728         11641
        8/31/92         11480         11486         11403
        9/30/92         11623         11646         11537
       10/31/92         11746         11763         11577
       11/30/92         12208         12233         11971
       12/31/92         12398         12428         12119
        1/31/93         12502         12539         12220
        2/28/93         12595         12632         12387
        3/31/93         12896         12948         12648
        4/30/93         12533         12583         12342
        5/31/93         12896         12957         12673
        6/30/93         12958         13024         12710
        7/31/93         12905         12989         12659
        8/31/93         13397         13492         13139
        9/30/93         13355         13454         13038
       10/31/93         13544         13654         13308
       11/30/93         13355         13462         13181
       12/31/93         13592         13700         13341
        1/31/94         14005         14136         13794
        2/28/94         13645         13781         13420
        3/31/94         13042         13169         12837
        4/30/94         13190         13326         13001
        5/31/94         13349         13488         13213
        6/30/94         12988         13127         12889
        7/31/94         13405         13558         13312
        8/31/94         13971         14147         13856
        9/30/94         13651         13825         13518
       10/31/94         13918         14095         13821
       11/30/94         13416         13590         13318
       12/31/94         13577         13767         13514
        1/31/95         13923         14121         13864
        2/28/95         14474         14700         14404
        3/31/95         14852         15094         14829
        4/30/95         15219         15476         15264
        5/31/95         15770         16048         15874
        6/30/95         16191         16490         16242
        7/31/95         16807         17111         16779
        8/31/95         16936         17245         16821
        9/30/95         17606         17949         17531
       10/31/95         17520         17859         17468
       11/30/95         18276         18646         18233
       12/31/95         18547         18924         18585
        1/31/96         19095         19499         19217
        2/29/96         19379         19789         19396
        3/31/96         19554         19980         19582
        4/30/96         19883         20321         19870
        5/31/96         20354         20812         20380
        6/30/96         20299         20779         20458
        7/31/96         19335         19794         19554
        8/31/96         19861         20327         19966
        9/30/96         20967         21465         21088
       10/31/96         21394         21899         21670
       11/30/96         22938         23485         23308
       12/31/96         22549         23103         22847
        1/31/97         23846         24442         24272
        2/28/97         23935         24528         24464
        3/31/97         22870         23457         23461
        4/30/97         24101         24696         24859
        5/31/97         25631         26291         26371
        6/30/97         26695         27402         27552
        7/31/97         28857         29615         29743
        8/31/97         27471         28216         28077
        9/30/97         28946         29732         29613
       10/31/97         27992         28756         28624
       11/30/97         29167         29983         29949
       12/31/97         29747         30582         30464
        1/31/98         29960         30818         30802
        2/28/98         32166         33116         33023
        3/31/98         33801         34830         34714
        4/30/98         34149         35211         35065
        5/31/98         33398         34441         34462
        6/30/98         34742         35824         35861
        7/31/98         34260         35324         35481
        8/31/98         29142         30049         30357
        9/30/98         31023         32014         32303
       10/31/98         33487         34602         34929
       11/30/98         35570         36762         37046
       12/31/98         37826         39090         39180
        1/31/99         39259         40575         40818
        2/28/99         37939         39256         39548
        3/31/99         39462         40820         41130
        4/30/99         41065         42505         42722
        5/31/99         40117         41535         41714
        6/30/99         42115         43637         44029
        7/31/99         40772         42247         42655
        8/31/99         40377         41900         42442
        9/30/99         39304         40655         41279
       10/31/99         41901         43397         43891
       11/30/99         42917         44410         44784
       12/31/99         45770         47386         47422
        1/31/00         43622         45179         45041
        2/29/00         43634         45237         44188
        3/31/00         47406         49172         48510
        4/30/00         45622         47326         47050
        5/31/00         44429         46094         46085
        6/30/00         45622         47357         47224
        7/31/00         44952         46630         46487
        8/31/00         47997         49800         49374
        9/30/00         45781         47500         46767
       10/31/00         45395         47121         46571
       11/30/00         41520         43104         42901
       12/31/00         42011         43604         43111
        1/31/01         43440         45057         44642
        2/28/01         39414         40883         40571
        3/31/01         36727         38102         37998
        4/30/01         39723         41231         40951
        5/31/01         39975         41503         41225
        6/30/01         39094         40597         40223
        7/31/01         38568         40065         39829
        8/31/01         36109         37523         37336
        9/30/01         33078         34379         34319
       10/31/01         33821         35164         34975

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1    Fund returns reflect expense reductions by the fund's investment adviser
     (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Large-Cap Blend Fund category for the one-, five- and ten-year periods was 1,172, 484 and 158, respectively. These funds may or may not use tax-efficient strategies.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

     Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

PERFORMANCE: SELECT SHARES(R)


AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund's Select
Shares with the Schwab 1000 Index(R) and the Morningstar
Large-Cap Blend Fund category.

[BAR GRAPH]

                                      1 YEAR                SINCE INCEPTION 5/19/97
                                      SCHWAB     PEER                SCHWAB    PEER
                          SELECT       1000      GROUP      SELECT    1000    GROUP
                          SHARES 1    INDEX    AVERAGE 2   SHARES 1  INDEX   AVERAGE 2
Pre-Tax Total Return 3     (25.40%)   (25.38%)   (25.26%)    7.06%     7.26%    --
AFTER-TAX RETURNS: 4
  - Pre-Liquidation        (25.64%)      --      (26.44%)    6.72%       --     --
  - Post-Liquidation       (15.44%)      --         --       5.61%       --     --

PERFORMANCE OF A $50,000 INVESTMENT

Shows performance since inception of a hypothetical $50,000 investment in the fund's Select Shares, compared with a similar investment in two indices: the Schwab 1000 Index and the S&P 500(R)Index.(3)


[LINE CHART]


                                                      Schwab             S&P
                               Select Shares        1000 Index        500 Index
                               -------------        ----------        ---------
     5/19/97                       50000               50000            50000
     5/31/97                       51040               51064            50930
     6/30/97                       53180               53222            53212
     7/31/97                       57490               57518            57442
     8/31/97                       54750               54801            54225
     9/30/97                       57685               57746            57191
    10/31/97                       55785               55851            55281
    11/30/97                       58150               58233            57841
    12/31/97                       59325               59398            58836
     1/31/98                       59725               59855            59489
     2/28/98                       64145               64318            63778
     3/31/98                       67405               67648            67043
     4/30/98                       68100               68387            67720
     5/31/98                       66625               66893            66556
     6/30/98                       69305               69578            69258
     7/31/98                       68345               68606            68524
     8/31/98                       58140               58362            58629
     9/30/98                       61915               62179            62387
    10/31/98                       66825               67206            67459
    11/30/98                       71000               71400            71547
    12/31/98                       75505               75922            75668
     1/31/99                       78385               78805            78831
     2/28/99                       75750               76244            76379
     3/31/99                       78795               79282            79434
     4/30/99                       82015               82553            82509
     5/31/99                       80120               80671            80561
     6/30/99                       84110               84753            85033
     7/31/99                       81450               82052            82380
     8/31/99                       80665               81380            81968
     9/30/99                       78545               78960            79721
    10/31/99                       83725               84287            84767
    11/30/99                       85755               86255            86491
    12/31/99                       91470               92034            91585
     1/31/00                       87180               87747            86987
     2/29/00                       87225               87861            85341
     3/31/00                       94765               95504            93687
     4/30/00                       91200               91917            90867
     5/31/00                       88835               89525            89004
     6/30/00                       91220               91977            91203
     7/31/00                       89905               90566            89780
     8/31/00                       95990               96722            95356
     9/30/00                       91585               92255            90322
    10/31/00                       90810               91519            89942
    11/30/00                       83065               83717            82855
    12/31/00                       84050               84689            83261
     1/31/01                       86935               87511            86217
     2/28/01                       78875               79404            78354
     3/31/01                       73515               74002            73386
     4/30/01                       79515               80081            79088
     5/31/01                       80020               80608            79618
     6/30/01                       78280               78847            77683
     7/31/01                       77225               77815            76922
     8/31/01                       72325               72879            72107
     9/30/01                       66255               66771            66280
    10/31/01                       67745               68296            67546


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1    Fund returns reflect expense reductions by the fund's investment adviser
     (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Large-Cap Blend Fund category for the one-year period was 1,172.
     These funds may or may not use tax-efficient strategies.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

     Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

SCHWAB 1000 FUND(R)


FUND FACTS

TOP TEN HOLDINGS(1) as of 10/31/01

(1)  GENERAL ELECTRIC CO.                                                   3.5%

(2)  MICROSOFT CORP.                                                        3.0%

(3)  EXXON MOBIL CORP.                                                      2.6%

(4)  PFIZER, INC.                                                           2.5%

(5)  WAL-MART STORES, INC.                                                  2.2%

(6)  CITIGROUP, INC.                                                        2.2%

(7)  AMERICAN INTERNATIONAL GROUP, INC.                                     2.0%

(8)  INTERNATIONAL BUSINESS MACHINES CORP.                                  1.8%

(9)  JOHNSON & JOHNSON                                                      1.7%

(10) INTEL CORP.                                                            1.6%
--------------------------------------------------------------------------------
 TOTAL PERCENTAGE OF INVESTMENTS                                           23.1%

STATISTICS as of 10/31/01

                                                                  PEER GROUP
                                                    FUND          AVERAGE 2
--------------------------------------------------------------------------------
Number of Holdings                                     961              215
--------------------------------------------------------------------------------
Median Market Cap ($ Mil)                       $   45,776       $   48,218
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                            27.7             27.9
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                 5.4              5.2
--------------------------------------------------------------------------------
12-Month Yield Investor Shares                        0.81%            0.49%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                  8%               98%
--------------------------------------------------------------------------------
Three-Year Beta                                       1.01             0.95
--------------------------------------------------------------------------------

EXPENSE RATIO as of 10/31/01


[BAR GRAPH]


INVESTOR SHARES                                                         0.46% 3

SELECT SHARES(R)                                                        0.35% 3

PEER GROUP AVERAGE                                                      1.22% 2

INDEX COMPOSITION BY INDUSTRY(4)

These charts show the size of the ten largest industries in the Schwab 1000 Index(R). As the charts show, the total portion represented by these industries and their relative weightings have changed over the past five years.

[PIE CHART]

AS OF 10/31/01
--------------------------------------------------------------------------------
 1                    15.2%              Drugs & Medicine
 2                     9.3%              Business Machines
 3                     8.1%              Miscellaneous Finance
 4                     6.6%              Banks
 5                     6.4%              Retail
 6                     6.0%              Electronics
 7                     5.5%              Telephone
 8                     5.0%              Producer Goods
 9                     4.3%              Business Services
10                     4.3%              Insurance
                      29.3%              Other

[PIE CHART]

AS OF 10/31/00
--------------------------------------------------------------------------------
 1                      13.9%              Business Machines
 2                      12.1%              Drugs & Medicine
 3                       9.4%              Electronics
 4                       7.5%              Miscellaneous Finance
 5                       6.3%              Telephone
 6                       5.7%              Business Services
 7                       5.6%              Producer Goods
 8                       5.3%              Banks
 9                       5.1%              Retail
10                       4.0%              Insurance
                        25.1%              Other

[PIE CHART]

AS OF 10/31/96
--------------------------------------------------------------------------------
 1                    10.2%               Drugs & Medicine
 2                     8.1%               Banks
 3                     6.2%               Business Machines
 4                     6.1%               Telephone
 5                     5.8%               Food & Agriculture
 6                     5.5%               Electronics
 7                     5.4%               Producer Goods
 8                     5.1%               Retail
 9                     5.0%               Energy & Utilities
10                     4.6%               Miscellaneous Finance
                      38.0%               Other

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 1,258 funds in the Large-Cap Blend Fund category.

3 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses).

4    Source: Charles Schwab & Co., Inc.

SCHWAB 1000 FUND(R) -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                               11/1/00-    11/1/99-    11/1/98-   11/1/97-     9/1/97-       9/1/96-
INVESTOR SHARES                                                10/31/01    10/31/00    10/31/99   10/31/98     10/31/97      8/31/97
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          39.95      37.12       29.90       25.25        24.78         18.14
                                                                --------------------------------------------------------------------
Income or loss from investment operations:

    Net investment income                                        0.26       0.26        0.26        0.27         0.04          0.28

    Net realized and unrealized gains or losses                (10.40)      2.83        7.21        4.64         0.43          6.62
                                                                --------------------------------------------------------------------
    Total income or loss from investment operations            (10.14)      3.09        7.47        4.91         0.47          6.90

Less distributions:

    Dividends from net investment income                        (0.24)     (0.26)      (0.25)      (0.26)          --         (0.26)
                                                                --------------------------------------------------------------------
Net asset value at end of period                                29.57      39.95       37.12       29.90        25.25         24.78
                                                                ====================================================================
Total return (%)                                               (25.50)      8.34       25.12       19.63         1.90 1       38.32

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets            0.46       0.46 3      0.46        0.46         0.46 2        0.47

Expense reductions reflected in above ratio                      0.05       0.04        0.05        0.05         0.04 2        0.06

Ratio of net investment income to average net assets             0.78       0.63        0.78        1.02         1.00 2        1.33

Portfolio turnover rate                                             8          9           3           2           --             2

Net assets, end of period ($ x 1,000,000)                       3,852      5,083       4,925       3,657         2,611        2,499

1    Not annualized.

2    Annualized.

3 Would have been 0.47% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS

FINANCIAL HIGHLIGHTS


                                                         11/1/00-     11/1/99-     11/1/98-      11/1/97-     9/1/97-     5/19/97 1
SELECT SHARES(R)                                         10/31/01     10/31/00     10/31/99      10/31/98     10/31/97    8/31/97
---------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    39.98        37.16        29.93        25.26        24.79       22.64
                                                          -----------------------------------------------------------------------

Income or loss from investment operations:

    Net investment income                                  0.31         0.29         0.30         0.32         0.04        0.05

    Net realized and unrealized gains or losses          (10.41)        2.84         7.22         4.63         0.43        2.10
                                                          -----------------------------------------------------------------------
    Total income or loss from investment operations      (10.10)        3.13         7.52         4.95         0.47        2.15

Less distributions:

    Dividends from net investment income                  (0.30)       (0.31)       (0.29)       (0.28)          --           --
                                                          -----------------------------------------------------------------------

Net asset value at end of period                          29.58        39.98        37.16        29.93        25.26        24.79
                                                          =======================================================================
Total return (%)                                         (25.40)        8.46        25.29        19.79         1.90 2       9.50 2

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets      0.35         0.35 4       0.35         0.35         0.35 3       0.35 3

Expense reductions reflected in above ratio                0.01           --         0.02         0.04         0.06 3       0.33 3

Ratio of net investment income to average net assets       0.89         0.74         0.89         1.11         1.11 3       1.26 3

Portfolio turnover rate                                       8            9            3            2           --           2

Net assets, end of period ($ x 1,000,000)                 1,911        2,159        2,214        1,041          426         347

1    Commencement of operations.
2    Not annualized.
3    Annualized.
4 Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS

As of October 31, 2001

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.


(1)   Top ten holding

+     New holding (since 10/31/00)

o     Non-income producing security

=     Collateral for open futures contracts

/     Issuer is related to the fund's adviser

!     Security is valued at fair value (see Accounting Policies)


The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.


ALL DOLLAR VALUES ARE IN THOUSANDS.


[PIE CHART]

100.0%   COMMON STOCK
         Market Value: $5,756,705
         Cost: $4,271,769

  0.0%   U.S. TREASURY OBLIGATIONS
         Market Value: $234
         Cost: $234

  0.0%   WARRANTS
         Market Value: $-
         Cost: $-
---------------------------
100.0%   TOTAL INVESTMENTS
         Market Value: $5,756,939
         Cost: $4,272,003

COMMON STOCK 100.0% of Investments

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      AEROSPACE / DEFENSE 1.2%
--------------------------------------------------------------------------------
      Boeing Co. 480,082                                                  15,651
      Crane Co. 32,850                                                       673
      General Dynamics Corp. 110,300                                       9,000
      Goodrich Corp. 58,192                                                1,242
      Lockheed Martin Corp. 239,984                                       11,705
      Northrop Grumman Corp. 47,300                                        4,728
      Raytheon Co. 204,100                                                 6,582
      Rockwell Collins, Inc. 101,300                                       1,368
      Rockwell International Corp. 101,300                                 1,396
      Textron, Inc. 78,700                                                 2,491
      United Technologies Corp. 258,827                                   13,948
                                                                          ------
                                                                          68,784
      AIR TRANSPORTATION 0.3%
--------------------------------------------------------------------------------
o     AMR Corp. 85,800                                                     1,562
o+    Atlas Air Worldwide Holdings, Inc. 20,900                              270
o     Continental Airlines, Inc., Class B 31,900                             558
      Delta Air Lines, Inc. 69,700                                         1,593
o     FedEx Corp. 170,260                                                  6,994
o     Northwest Airlines Corp.,
      Class A 46,500                                                         597
+     SkyWest, Inc. 30,300                                                   554
      Southwest Airlines Co. 420,325                                       6,683
o     U.S. Airways Group, Inc. 36,700                                        169
      UAL Corp. 31,100                                                       396
                                                                          ------
                                                                          19,376
      ALCOHOLIC BEVERAGES 0.4%
--------------------------------------------------------------------------------
      Adolph Coors Co., Class B 22,700                                     1,129
      Anheuser-Busch Cos., Inc. 493,200                                   20,547
      Brown-Forman Corp., Class B 37,400                                   2,223
                                                                          ------
                                                                          23,899
      APPAREL 0.3%
--------------------------------------------------------------------------------
o     Abercrombie & Fitch Co.,
      Class A 54,100                                                       1,018
o     Coach, Inc. 25,432                                                     710
o     Jones Apparel Group, Inc. 67,700                                     1,869
      Liz Claiborne, Inc. 30,800                                           1,401
      Nike, Inc., Class B 150,200                                          7,414
o+    Reebok International Ltd. 33,700                                       700
      Talbots, Inc. 34,200                                                   975
o+    Timberland Co., Class A 21,700                                         705
      VF Corp. 62,200                                                      2,066
                                                                          ------
                                                                          16,858
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.2%
--------------------------------------------------------------------------------
+     Carlisle Cos., Inc. 16,600                                             496
      Cummins, Inc. 22,700                                                   711
      Dana Corp. 80,789                                                      868
      Danaher Corp. 78,500                                                 4,376
+     Delphi Automotive Systems
      Corp. 310,900                                                        3,610


See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
--------------------------------------------------------------------------------
+     Donaldson Co., Inc. 24,400                                             770
      Eaton Corp. 38,300                                                   2,506
      Ford Motor Co. 1,008,470                                            16,186
      General Motors Corp. 303,734                                        12,550
o     General Motors Corp., Class H 485,094                                6,670
      Genuine Parts Co. 94,575                                             3,074
      Goodyear Tire & Rubber Co. 89,000                                    1,658
      Harley-Davidson, Inc. 165,900                                        7,509
o     Lear Corp. 35,200                                                    1,081
o     Navistar International Corp. 32,400                                    972
o     O'Reilly Automotive, Inc. 30,800                                       870
o     SPX Corp. 21,900                                                     2,181
      TRW, Inc. 67,700                                                     2,288
+     Visteon Corp. 71,400                                                   850
                                                                          ------
                                                                          69,226
      BANKS 6.7%
--------------------------------------------------------------------------------
      AmSouth Bancorp. 204,575                                             3,537
      Associated Banc-Corp. 36,496                                         1,256
+     Bancorpsouth, Inc. 46,100                                              705
      BancWest Corp. 40,000                                                1,398
      Bank of America Corp. 883,222                                       52,101
      Bank of New York Co., Inc. 404,900                                  13,771
      Bank One Corp. 641,393                                              21,288
      Banknorth Group, Inc. 76,000                                         1,667
      BB&T Corp. 240,900                                                   7,733
      Citizens Banking Corp. 25,700                                          779
      City National Corp. 26,200                                           1,074
      The Colonial BancGroup, Inc. 60,400                                    761
      Comerica, Inc. 97,974                                                4,516
      Commerce Bancorp, Inc. N.J. 17,200                                   1,256
      Commerce Bancshares, Inc. 34,561                                     1,254
      Compass Bancshares, Inc. 71,112                                      1,780
      Cullen/Frost Bankers, Inc. 28,300                                      763
      Fifth Third Bancorp. 317,630                                        17,921
      First Tennessee National Corp. 72,900                                2,519
      First Virginia Banks, Inc. 25,625                                    1,158
      FirstMerit Corp. 48,200                                              1,112
      FleetBoston Financial Corp. 596,915                                 19,615
      Fulton Financial Corp. 45,860                                        1,005
      Golden West Financial Corp. 87,500                                   4,252
      GreenPoint Financial Corp. 55,200                                    1,769
      Hibernia Corp., Class A 86,900                                       1,321
+     Hudson City Bancorp., Inc. 55,500                                    1,306
      Huntington Bancshares, Inc. 139,535                                  2,153
      J.P. Morgan Chase & Co. 1,093,690                                   38,673
      KeyCorp., Inc. 234,546                                               4,986
      M&T Bank Corp. 51,801                                                3,393
      Marshall & Ilsley Corp. 56,885                                       3,336
      Mellon Financial Corp. 263,288                                       8,846
      Mercantile Bankshares Corp. 38,275                                   1,463
      National City Corp. 330,400                                          8,723
      National Commerce Financial Corp. 112,750                            2,565
      North Fork Bancorp., Inc. 88,900                                     2,480
      Northern Trust Corp. 121,200                                         6,119
      Old National Bancorp. 33,536                                           830
      Pacific Century Financial Corp. 43,650                               1,017
      Peoples Bank-Bridgeport 34,800                                         758
      PNC Financial Services Group, Inc. 159,330                           8,747
      Provident Financial Group, Inc. 26,700                                 572
      Providian Financial Corp. 157,700                                      613
      Regions Financial Corp. 126,265                                      3,398
      Roslyn Bancorp., Inc. 50,550                                           917
o+    Silicon Valley Bancshares 26,700                                       626
      Sky Financial Group, Inc. 45,730                                       911
      SouthTrust Corp. 188,274                                             4,266
o+    Southwest Bancorp of Texas, Inc. 18,300                                525
      State Street Corp. 179,400                                           8,170
      SunTrust Banks, Inc. 161,556                                         9,671
      Synovus Financial Corp. 161,062                                      3,708
      Trustmark Corp. 35,500                                                 851
      U.S. Bancorp. 1,050,453                                             18,677
      Union Planters Corp. 76,400                                          3,094
      UnionBanCal Corp. 88,100                                             2,942
      Valley National Bancorp. 42,931                                      1,283
      Wachovia Corp. 772,820                                              22,103
!o    Wachovia Corp. -- Contra Shares 117,549                                 56
      Wells Fargo & Co. 945,832                                           37,360
      Westamerica Bancorp. 20,000                                            731
      Wilmington Trust Corp. 17,700                                        1,005
      Zions Bancorp.  51,100                                               2,449
                                                                         -------
                                                                         385,634


See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      BUSINESS MACHINES & SOFTWARE 9.3%
--------------------------------------------------------------------------------
o     3Com Corp. 191,250                                                     792
      Adobe Systems, Inc. 131,500                                          3,472
o+    Advanced Digital Information Corp. 28,200                              421
o     American Tower Corp., Class A 99,200                                 1,093
o     Apple Computer, Inc. 192,700                                         3,384
o+    Arbitron, Inc. 15,920                                                  430
      Autodesk, Inc. 29,000                                                  963
o     BMC Software, Inc. 135,100                                           2,036
o     Cisco Systems, Inc. 4,031,500                                       68,213
      Comdisco, Inc. 83,166                                                   42
o+    Commerce One, Inc. 157,600                                             394
      Compaq Computer Corp. 930,968                                        8,146
o     Compuware Corp. 202,200                                              2,079
o     Comverse Technology, Inc. 102,800                                    1,934
o     Dell Computer Corp. 1,432,700                                       34,356
      Diebold, Inc. 41,618                                                 1,511
o+    E.piphany, Inc. 37,400                                                 221
o     EMC Corp. 1,215,900                                                 14,980
o+    Foundry Networks, Inc. 66,700                                          651
o     Gateway, Inc. 177,600                                                1,003
      Hewlett-Packard Co. 1,070,100                                       18,010
o+    Informatica Corp. 41,100                                               381
o     Integrated Device Technology, Inc. 6,500                             1,685
(8)   International Business Machines Corp. 957,300                      103,455
o+    Juniper Networks, Inc. 179,000                                       3,972
o     Lexmark International, Inc., Class A 70,500                          3,155
o     Microchip Technology, Inc. 73,200                                    2,285
o     Micromuse, Inc. 39,600                                                 366
o(2)  Microsoft Corp. 2,963,600                                           72,333
o     NCR Corp. 55,251                                                     1,959
o     Network Appliance, Inc. 180,600                                      2,402
o     Novell, Inc. 199,800                                                   707
o     Novellus Systems, Inc. 79,600                                        2,629
o     Oracle Corp. 3,091,214                                              41,917
      Pitney Bowes, Inc. 136,800                                           5,015
o+    Quantum Corp.--DLT & Storage System 83,700                             706
!o    Seagate Technology, Inc.--Escrow Shares 126,560                         36
o     Sun Microsystems, Inc. 1,794,700                                    18,216
o     Sybase, Inc. 57,300                                                    779
o     Tech Data Corp. 29,400                                               1,255
      Total System Services, Inc. 108,900                                  2,200
o     Unisys Corp. 175,350                                                 1,566
      Xerox Corp. 385,250                                                  2,697
                                                                         -------
                                                                         533,847
      BUSINESS SERVICES 4.1%
--------------------------------------------------------------------------------
o     Affiliated Computer Services, Inc., Class A 32,200                   2,835
o+    Agile Software Corp. 25,700                                            245
o+    Akamai Technologies, Inc. 63,600                                       201
o     Allied Waste Industries, Inc. 110,565                                1,097
o     Apollo Group, Inc., Class A 64,900                                   2,638
o+    Ariba, Inc. 139,500                                                    460
o+    Art Technology Group, Inc. 36,900                                       60
      Automatic Data Processing, Inc. 345,400                             17,843
o     Autonation, Inc. 183,200                                             1,885
o     BEA Systems, Inc. 220,100                                            2,672
o     BroadVision, Inc. 147,000                                              300
o+    Brocade Communications Systems, Inc. 127,000                         3,118
o     CDW Computer Centers, Inc. 47,800                                    2,201
o     Cendant Corp. 534,048                                                6,921
o+    Ceridian Corp. 79,600                                                1,313
o+    Cerner Corp. 21,400                                                  1,150
o     Checkfree Corp. 42,300                                                 596
o+    Choicepoint, Inc. 33,200                                             1,420
      Cintas Corp. 93,100                                                  3,763
o     Citrix Systems, Inc. 102,200                                         2,391
      Computer Associates International, Inc. 318,379                      9,844
o     Computer Sciences Corp. 92,896                                       3,336
o     Concord EFS, Inc. 265,224                                            7,259
o     Convergys Corp. 94,400                                               2,653
o     Credence Systems, Corp. 33,100                                         450
o+    Critical Path, Inc. 40,200                                              37
o     CSG Systems International, Inc. 29,200                                 913
      Deluxe Corp. 39,700                                                  1,389
o     DeVry, Inc. 38,100                                                   1,027
o+    Documentum, Inc. 19,900                                                294
o     DoubleClick, Inc. 74,200                                               548


See the Financial Notes, which 31 are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
o     DST Systems, Inc. 68,700                                             2,813
o     Dun & Bradstreet Corp. 44,600                                        1,394
o     eBay, Inc. 150,300                                                   7,888
o+    Edison Schools, Inc. 26,800                                            505
      Electronic Data Systems Corp. 256,700                               16,524
o     Enterasys Networks, Inc. 104,900                                       835
      Equifax, Inc. 78,400                                                 1,753
+     FactSet Research Systems, Inc. 18,000                                  445
      First Data Corp. 214,702                                            14,507
o     Fiserv, Inc. 102,889                                                 3,826
      H&R Block, Inc. 100,000                                              3,408
o+    Homestore.com, Inc. 59,100                                             304
o     I2 Technologies, Inc. 226,900                                        1,035
      IMS Health, Inc. 163,900                                             3,503
o+    Inktomi Corp. 70,000                                                   297
      Interpublic Group of Cos., Inc. 208,150                              4,673
o     Intuit, Inc. 114,000                                                 4,585
o+    Iron Mountain, Inc. 32,500                                           1,269
o     J.D. Edwards & Co. 63,200                                              448
+     Jack Henry & Associates, Inc. 49,500                                 1,221
o+    Jacobs Engineering Group, Inc. 14,700                                  963
o     Lamar Advertising Co. 46,300                                         1,454
o+    Liberate Technologies 58,700                                           580
o     Macrovision Corp. 27,100                                               667
      Manpower, Inc. 41,400                                                1,182
o+    Manugistics Group, Inc. 38,400                                         296
o+    Mentor Graphics Corp. 35,200                                           667
o     Mercury Interactive Corp. 45,200                                     1,077
+     National Data Corp. 20,500                                             722
o     National Instruments Corp. 27,700                                      798
o+    NETIQ Corp. 29,400                                                     828
      Omnicom Group, Inc. 101,700                                          7,809
o     Parametric Technology Corp. 146,700                                  1,028
      Paychex, Inc. 205,142                                                6,577
o     PeopleSoft, Inc. 163,200                                             4,858
o     Peregrine Systems, Inc. 105,100                                      1,518
o     Pixar, Inc. 26,000                                                     959
o     Polycom, Inc. 47,700                                                 1,430
o     QLogic Corp. 52,400                                                  2,062
o     RealNetworks, Inc. 88,100                                              500
o+    Redback Networks, Inc. 85,900                                          344
      Reynolds & Reynolds Co., Class A  41,400                               983
o     Robert Half International, Inc. 96,600                               1,993
o     RSA Security, Inc. 32,250                                              388
o     Sandisk Corp. 36,800                                                   403
o     Sapient Corp. 66,000                                                   284
      SEI Investments Co. 60,900                                           1,873
      The Servicemaster Co. 166,000                                        1,801
o     Siebel Systems, Inc. 251,500                                         4,107
o+    Sirius Satellite Radio, Inc. 29,800                                     74
+     Stilwell Financial, Inc. 121,600                                     2,445
o     Sungard Data Systems, Inc. 147,700                                   3,722
o+    Sycamore Networks, Inc. 149,500                                        659
o     Symantec Corp. 41,700                                                2,293
o     Synopsys, Inc. 35,800                                                1,683
o     Teletech Holdings, Inc. 42,400                                         343
o     TMP Worldwide, Inc. 58,700                                           1,752
o+    Tularik, Inc. 27,100                                                   623
o     VeriSign, Inc. 111,335                                               4,310
o     Veritas Software Corp. 220,179                                       6,249
      Viad Corp. 50,400                                                      983
o+    Vignette Corp. 136,600                                                 639
      Waste Management, Inc. 344,775                                       8,447
o     Wind River Systems, Inc. 42,300                                        607
o     Yahoo!, Inc. 314,500                                                 3,422
                                                                         -------
                                                                         238,494
      CHEMICAL 1.3%
--------------------------------------------------------------------------------
      Air Products & Chemicals, Inc. 126,300                               5,057
      Cabot Corp. 36,300                                                   1,216
o+    Cytec Industries, Inc. 22,000                                          526
      Dow Chemical Co. 494,752                                            16,450
      E.I. du Pont de Nemours & Co. 575,289                               23,006
      Eastman Chemical Co. 44,525                                          1,528
      Ecolab, Inc. 69,400                                                  2,441
      Great Lakes Chemical Corp. 27,500                                      583
o     Hercules, Inc. 58,750                                                  444
      Lubrizol Corp. 28,500                                                  802
      Lyondell Chemical Co. 64,200                                           854
+     OM Group, Inc. 13,100                                                  793


See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PPG Industries, Inc. 93,200                                          4,551
      Praxair, Inc. 88,200                                                 4,161
      Rohm & Haas Co. 120,714                                              3,920
      Sherwin-Williams Co. 87,700                                          2,136
      Sigma-Aldrich Corp. 42,200                                           1,583
      Solutia, Inc. 56,600                                                   679
      Valspar Corp. 26,800                                                   900
                                                                          ------
                                                                          71,630
      CONSTRUCTION 0.4%
--------------------------------------------------------------------------------
      Centex Corp. 34,800                                                  1,331
      Clayton Homes, Inc. 75,182                                           1,053
+     D.R. Horton, Inc. 43,848                                               980
+     Fluor Corp. 43,900                                                   1,634
      KB Home Corp. 25,900                                                   765
      Lafarge North America, Inc. 37,300                                   1,322
+     Lennar Corp. 34,100                                                  1,236
      Martin Marietta Materials, Inc. 28,100                               1,122
      Masco Corp. 255,100                                                  5,059
o+    NVR, Inc. 4,500                                                        712
+     Pulte Homes, Inc. 32,700                                             1,063
o+    Quanta Services, Inc. 33,700                                           512
      The Stanley Works 47,000                                             1,801
o+    Toll Brothers, Inc. 19,900                                             620
      Vulcan Materials Co. 56,200                                          2,336
                                                                          ------
                                                                          21,546
      CONSUMER: DURABLE 0.2%
--------------------------------------------------------------------------------
      Black & Decker Corp. 46,900                                          1,552
o+    Energizer Holdings, Inc. 52,100                                        859
      Ethan Allen Interiors, Inc. 21,500                                     688
      Hillenbrand Industries, Inc. 36,700                                  1,946
      Leggett & Platt, Inc. 109,700                                        2,377
      Maytag Corp. 42,350                                                  1,181
o     Mohawk Industries, Inc. 28,900                                       1,248
      Whirlpool Corp. 36,800                                               2,172
                                                                          ------
                                                                          12,023
      CONSUMER: NONDURABLE 1.0%
--------------------------------------------------------------------------------
o     Brinker International, Inc. 56,500                                   1,435
o     Catalina Marketing Corp. 30,000                                        830
o+    The Cheesecake Factory 25,650                                          723
o+    Cytyc Corp. 64,000                                                   1,678
      Darden Restaurants, Inc. 64,800                                      2,075
o     Electronic Arts, Inc. 73,200                                         3,767
      Fastenal Co. 20,700                                                  1,222
      Fortune Brands, Inc. 84,500                                          3,114
      Hasbro, Inc. 96,687                                                  1,602
o     International Game Technology 41,600                                 2,124
      International Speedway Corp., Class A 29,100                         1,080
o     Mattel, Inc. 239,320                                                 4,530
      McDonald's Corp. 712,100                                            18,564
      Newell Rubbermaid, Inc. 148,809                                      4,113
o     Outback Steakhouse, Inc. 41,975                                      1,211
o     Sotheby's Holdings, Inc., Class A 34,900                               466
o     Starbucks Corp. 209,400                                              3,585
o     Tricon Global Restaurants, Inc. 81,960                               4,146
      Wendy's International, Inc. 62,200                                   1,636
                                                                          ------
                                                                          57,901
      CONTAINERS 0.1%
--------------------------------------------------------------------------------
+     Ball Corp. 15,500                                                      954
      Bemis Co., Inc. 29,400                                               1,272
o+    Pactiv Corp. 88,600                                                  1,435
o     Sealed Air Corp. 48,199                                              1,930
      Sonoco Products Co. 54,341                                           1,275
                                                                           -----
                                                                           6,866
      ELECTRONICS 6.1%
--------------------------------------------------------------------------------
o     Acxiom Corp. 48,600                                                    573
o     ADC Telecommunications, Inc. 427,300                                 1,944
o     Adelphia Communications Corp., Class A 85,107                        1,883
o     Advanced Fibre Communications, Inc. 44,100                             822
o     Advanced Micro Devices, Inc. 189,600                                 1,866
o+    Agilent Technologies, Inc. 252,600                                   5,625
o     Alpha Industries, Inc. 23,500                                          547
o     Altera Corp. 214,400                                                 4,331
o     American Power Conversion Corp. 108,900                              1,402
o     Amphenol Corp., Class A 22,800                                       1,016
o     Analog Devices, Inc. 197,300                                         7,497
o     Andrew Corp. 44,312                                                    805
      Applied Biosystems Group -- Applera Corp. 116,400                    3,397

See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS

PORTFOLIO HOLDING Continued
As of October 31, 2001

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
o     Applied Materials, Inc. 449,300                                     15,326
+     APW Ltd. 21,400                                                         58
o     Arrow Electronics, Inc. 56,200                                       1,374
o     Atmel Corp. 255,900                                                  2,034
      Avnet, Inc. 65,300                                                   1,347
      AVX Corp. 97,900                                                     1,812
o     Broadcom Corp., Class A 144,200                                      4,962
o     Cadence Design Systems, Inc. 138,050                                 2,918
o     CIENA Corp. 181,100                                                  2,945
o+    Cirrus Logic, Inc. 40,600                                              452
o     CMGI, Inc. 190,000                                                     287
o+    Conexant Systems, Inc. 136,700                                       1,388
o     Cree, Inc. 41,500                                                      745
o     Cypress Semiconductor Corp. 72,000                                   1,422
o+    Emcore Corp. 20,600                                                    230
o     Emulex Corp. 47,000                                                  1,113
o+    Fairchild Semiconductor International, Inc., Class A 54,800          1,165
o     Gentex Corp. 40,600                                                    966
o     Getty Images, Inc. 27,700                                              432
o+    Globespan, Inc. 41,600                                                 498
      Harris Corp. 36,700                                                  1,258
(10)  Intel Corp. 3,704,300                                               90,459
o+    International Rectifier Corp. 33,800                                 1,187
o     Internet Security Systems 25,500                                       674
      ITT Industries, Inc. 48,100                                          2,313
o     JDS Uniphase Corp. 725,455                                           5,796
o     Kemet Corp. 47,800                                                     855
o     KLA-Tencor Corp. 103,000                                             4,209
o     L-3 Communications Holdings, Inc. 21,400                             1,859
o     Lam Research Corp. 68,100                                            1,291
      Linear Technology Corp. 175,500                                      6,809
o     LSI Logic Corp. 200,300                                              3,395
      Lucent Technologies, Inc. 1,877,569                                 12,580
o     Macromedia, Inc. 32,900                                                492
o     Maxim Integrated Products, Inc. 182,229                              8,337
o     Metromedia Fiber Network, Inc., Class A 293,900                        212
o     Micron Technology, Inc. 328,000                                      7,465
      Molex, Inc. 107,821                                                  3,119
      Moody's Corp. 87,300                                                 3,031
      Motorola, Inc. 1,209,686                                            19,803
o     National Semiconductor Corp. 95,100                                  2,471
+     Newport Corp. 19,900                                                   310
o+    Nvidia Corp. 79,400                                                  3,403
      PerkinElmer, Inc. 57,100                                             1,537
o+    Plantronics, Inc. 26,900                                               559
o+    Power-One, Inc. 42,800                                                 339
o     Powerwave Technologies, Inc. 34,600                                    529
o     Qualcomm, Inc. 415,800                                              20,424
o     Rambus, Inc. 54,200                                                    441
o     Rational Software Corp. 111,400                                      1,462
o     RF Micro Devices, Inc. 91,100                                        1,862
o     Riverstone Networks, Inc. 59,770                                       760
o     Sanmina Corp. 177,100                                                2,681
o     SCI Systems, Inc. 82,200                                             1,669
      Scientific-Atlanta, Inc. 90,500                                      1,889
o     Semtech Corp. 38,900                                                 1,468
o+    Silicon Storage Technology, Inc. 49,000                                439
o     Solectron Corp. 359,600                                              4,423
      Symbol Technologies, Inc. 125,770                                    1,616
+     Technitrol, Inc. 18,200                                                453
o+    Tekelec, Inc. 34,500                                                   662
o     Tektronix, Inc. 51,700                                               1,018
o     Tellabs, Inc. 227,300                                                3,103
o     Teradyne, Inc. 96,300                                                2,220
      Texas Instruments, Inc. 956,755                                     26,780
o     Thermo Electron Corp. 101,084                                        2,137
o     TranSwitch Corp. 45,100                                                149
o     Triquint Semiconductor, Inc. 72,211                                  1,277
o     Univision Communications, Inc., Class A 116,300                      2,908
o     Vicor Corp. 23,100                                                     356
o     Vishay Intertechnology, Inc. 77,850                                  1,469
o     Vitesse Semiconductor Corp. 101,400                                    957
o     Waters Corp. 71,600                                                  2,541
o+    WebMD Corp. 198,400                                                    911
o     Western Wireless Corp., Class A 38,300                               1,117
o     Xilinx, Inc. 183,000                                                 5,567
                                                                         -------
                                                                         350,233


See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      ENERGY: RAW MATERIALS 1.1%
--------------------------------------------------------------------------------
      Anadarko Petroleum Corp. 136,680                                     7,798
      Apache Corp. 69,000                                                  3,560
      Baker Hughes, Inc. 185,820                                           6,658
o     BJ Services Co. 90,800                                               2,324
      Burlington Resources, Inc. 117,267                                   4,368
o+    Chesapeake Energy Corp. 91,000                                         660
o     Cooper Cameron Corp. 29,500                                          1,151
      Devon Energy Corp. 71,130                                            2,724
      Ensco International, Inc. 78,200                                     1,548
      EOG Resources, Inc. 63,400                                           2,242
o     Global Marine, Inc. 97,100                                           1,563
      Halliburton Co. 236,160                                              5,831
+     Helmerich & Payne, Inc. 30,200                                         916
o+    Louis Dreyfus Natural Gas Corp. 24,100                                 954
      Mitchell Energy & Development Corp., Class A 27,500                  1,464
o     Nabors Industries, Inc. 81,300                                       2,499
+     NL Industries, Inc. 27,500                                             354
      Noble Affiliates, Inc. 30,600                                        1,131
o     Noble Drilling Corp. 74,400                                          2,273
      Occidental Petroleum Corp. 205,300                                   5,198
o+    Patterson-UTI Energy, Inc. 42,100                                      759
o     Pride International, Inc. 40,700                                       523
o     Rowan Cos., Inc. 51,600                                                872
o     Smith International, Inc. 28,000                                     1,324
      Tidewater, Inc. 33,500                                               1,012
      Valero Energy Corp. 36,300                                           1,365
o     Weatherford International, Inc. 63,530                               2,175
      XTO Energy, Inc. 68,050                                              1,225
                                                                          ------
                                                                          64,471
      FOOD & AGRICULTURE 3.6%
--------------------------------------------------------------------------------
      Archer-Daniels-Midland Co. 365,636                                   5,093
      Campbell Soup Co. 226,200                                            6,388
      Coca-Cola Co. 1,373,700                                             65,773
      Coca-Cola Enterprises, Inc. 246,800                                  4,529
      ConAgra Foods, Inc. 296,559                                          6,791
      General Mills, Inc. 155,400                                          7,136
      H.J. Heinz Co. 191,400                                               8,123
      Hershey Foods Corp. 75,400                                           4,805
      Hormel Foods Corp. 76,200                                            1,829
      IMC Global, Inc. 62,360                                                670
      Kellogg Co. 223,200                                                  6,808
      McCormick & Co., Inc. 38,000                                         1,663
+     The Pepsi Bottling Group, Inc. 80,600                                3,746
      PepsiAmericas, Inc. 87,000                                           1,134
      PepsiCo, Inc. 972,860                                               47,388
      Ralston Purina Co. 171,200                                           5,614
      Sara Lee Corp. 434,000                                               9,674
o+    Smithfield Foods, Inc. 59,400                                        1,250
o     Suiza Foods Corp. 14,900                                               879
      Supervalu, Inc. 74,500                                               1,590
      Sysco Corp. 370,500                                                  8,933
+     Tootsie Roll Industries, Inc. 27,810                                 1,020
      Tyson Foods, Inc., Class A 191,282                                   1,873
o+    Whole Foods Market, Inc. 28,600                                        994
      Wm. Wrigley Jr. Co. 125,400                                          6,276
                                                                         -------
                                                                         209,979
      GOLD 0.0%
--------------------------------------------------------------------------------
      Newmont Mining Corp. 108,538                                         2,518

      HEALTHCARE/DRUGS & MEDICINE 15.3%
--------------------------------------------------------------------------------
      Abbott Laboratories 853,400                                         45,213
o+    Abgenix, Inc. 47,500                                                 1,415
o     Affymetrix, Inc. 32,900                                                989
o+    Alkermes, Inc. 35,200                                                  903
      Allergan, Inc. 71,800                                                5,155
+     Alpharma, Inc., Class A 21,900                                         607
      American Home Products Corp. 726,100                                40,538
o     AmerisourceBergen Corp. 56,795                                       3,610
o     Amgen, Inc. 573,300                                                 32,575
o     Andrx Group 40,400                                                   2,623
o     Apogent Technologies, Inc. 60,000                                    1,405
o+    Apria Healthcare Group, Inc. 31,200                                    718
o+    Aviron 18,000                                                          599
o+    Barr Laboratories, Inc. 23,400                                       1,704
      Bausch & Lomb, Inc. 29,000                                             944
      Baxter International, Inc. 328,400                                  15,885
      Beckman Coulter, Inc. 33,000                                         1,402
      Becton, Dickinson & Co. 141,500                                      5,066
o     Biogen, Inc. 81,800                                                  4,499
      Biomet, Inc. 147,100                                                 4,487
o     Boston Scientific Corp. 221,742                                      5,042
      Bristol-Myers Squibb Co. 1,070,000                                  57,192


See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS


PORTFOLIO HOLDING Continued
As of October 31, 2001

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      C.R. Bard, Inc. 27,800                                               1,526
      Cardinal Health, Inc. 245,656                                       16,486
o+    Caremark Rx, Inc. 129,200                                            1,731
o+    Celera Genomics Group -- Applera Corp. 34,900                          820
o+    Celgene Corp. 42,200                                                 1,389
o+    Cephalon, Inc. 27,500                                                1,734
o     Chiron Corp. 105,612                                                 5,684
o+    COR Therapeutics, Inc. 32,200                                          725
o+    Coventry Health Care, Inc. 36,000                                      772
o+    DaVita, Inc. 47,100                                                    857
      Dentsply International, Inc. 30,700                                  1,381
      Eli Lilly & Co. 618,268                                             47,298
o     Enzon, Inc. 22,800                                                   1,410
o     Express Scripts, Inc., Class A 43,400                                1,777
o     First Health Group Corp. 54,500                                      1,472
o     Forest Laboratories, Inc., Class A 96,800                            7,200
o     Genzyme Corp. -- General Division 106,300                            5,735
o     Gilead Sciences, Inc. 53,900                                         3,390
o     Guidant Corp. 170,272                                                7,068
      HCA, INC. 295,372                                                   11,714
o     Health Management Associates, Inc., Class A 135,128                  2,634
o+    Health Net, Inc. 69,200                                              1,519
o     HealthSouth Corp. 216,200                                            2,815
o+    Henry Schein, Inc. 24,400                                              824
o     Human Genome Sciences, Inc. 69,000                                   2,941
o     Humana, Inc. 92,800                                                  1,072
      ICN Pharmaceuticals, Inc. 46,074                                     1,115
o     Icos Corp. 30,700                                                    1,773
o     Idec Pharmaceuticals Corp. 82,800                                    4,966
o+    ImClone Systems 40,200                                               2,460
o     Immunex Corp. 295,700                                                7,064
o+    Incyte Genomics, Inc. 37,500                                           559
o+    Inhale Therapeutic Systems, Inc. 30,800                                539
o+    Invitrogen Corp. 29,200                                              1,791
      IVAX Corp. 110,125                                                   2,263
(9)   Johnson & Johnson 1,666,720                                         96,520
o     King Pharmaceuticals, Inc. 126,866                                   4,947
o+    Laboratory Corp. of America Holdings, Inc. 38,700                    3,336
o     Lincare Holdings, Inc. 59,500                                        1,529
o     Manor Care, Inc. 58,500                                              1,367
      McKesson Corp. 156,128                                               5,775
o+    Medarex, Inc. 39,400                                                   812
o+    Medicis Pharmaceutical Corp., Class A 16,500                           952
o     Medimmune, Inc. 118,600                                              4,654
      Medtronic, Inc. 665,300                                             26,812
      Merck & Co., Inc. 1,261,508                                         80,497
o     Millennium Pharmaceuticals, Inc. 120,800                             3,076
      Mylan Laboratories, Inc. 68,250                                      2,516
      Omnicare, Inc. 52,900                                                1,052
o+    Orthodontic Centers of America, Inc. 26,600                            671
o+    OSI Pharmaceuticals, Inc. 20,400                                       932
o     Oxford Health Plans, Inc. 54,000                                     1,272
o     Patterson Dental Co. 36,900                                          1,402
(4)   Pfizer, Inc. 3,477,252                                             145,697
      Pharmacia Corp. 716,200                                             29,020
o+    Priority Healthcare Corp., Class B 24,800                              716
o+    Protein Design Labs, Inc. 48,200                                     1,591
o+    Quest Diagnostic, Inc. 52,100                                        3,406
o     Quintiles Transnational Corp. 65,460                                 1,038
o+    ResMed, Inc. 17,000                                                    949
      Schering-Plough Corp. 806,000                                       29,967
o     Sepracor, Inc. 42,800                                                2,030
o     St. Jude Medical, Inc. 46,450                                        3,298
      Stryker Corp. 108,100                                                6,080
o     Tenet Healthcare Corp. 180,173                                      10,364
o     Trigon Healthcare, Inc. 20,700                                       1,271
      UnitedHealth Group, Inc. 173,400                                    11,401
o+    Universal Health Services, Class B 33,100                            1,337
o+    Varian Medical Systems, Inc. 18,300                                  1,228
o+    Vertex Pharmaceuticals, Inc. 41,200                                  1,009
o     Watson Pharmaceuticals, Inc. 59,200                                  2,823
o     Wellpoint Health Networks, Inc. 34,225                               3,819
                                                                         -------
                                                                         882,241


See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      HOUSEHOLD PRODUCTS 1.8%
--------------------------------------------------------------------------------
      Alberto-Culver Co., Class B 31,000                                   1,310
      Avon Products, Inc. 131,000                                          6,135
      Clorox Co. 129,700                                                   4,630
      Colgate-Palmolive Co. 310,400                                       17,854
      Estee Lauder Cos., Inc., Class A 67,800                              2,187
      Gillette Co. 582,710                                                18,116
      International Flavors & Fragrances, Inc. 53,400                      1,522
      Procter & Gamble Co. 713,200                                        52,620
                                                                         -------
                                                                         104,374
      INSURANCE 4.4%
--------------------------------------------------------------------------------
      21st Century Insurance Group 46,500                                    711
o+    Aetna, Inc. 79,765                                                   2,205
      AFLAC, Inc. 289,300                                                  7,076
o     Alleghany Corp. 4,092                                                  784
      Allmerica Financial Corp. 29,100                                     1,135
      Allstate Corp. 399,348                                              12,532
      AMBAC Financial Group, Inc. 60,600                                   2,909
      American Financial Group, Inc. 38,900                                  861
(7)   American International Group, Inc. 1,445,271                       113,598
      American National Insurance Co. 14,500                               1,189
      AON Corp. 143,412                                                    5,455
+     Arthur J. Gallagher & Co. 45,500                                     1,663
      Chubb Corp. 96,800                                                   6,611
      CIGNA Corp. 82,700                                                   6,029
      Cincinnati Financial Corp. 88,914                                    3,308
o     CNA Financial Corp. 101,200                                          2,548
      Conseco, Inc. 187,035                                                  559
      Erie Indemnity Co., Class A 35,500                                   1,377
+     Fidelity National Financial, Inc. 48,180                             1,109
+     First American Corp. 37,200                                            619
      Hartford Financial Services Group, Inc. 131,900                      7,123
+     HCC Insurance Holdings, Inc. 32,700                                    899
      Jefferson-Pilot Corp. 83,987                                         3,473
      Leucadia National Corp. 30,200                                         875
+     Liberty Financial Cos., Inc. 29,000                                    951
      Lincoln National Corp. 103,700                                       4,392
      Loews Corp. 107,300                                                  5,451
o+    Markel Corp. 4,700                                                     921
      Marsh & McLennan Cos., Inc. 152,800                                 14,783
      MBIA, Inc. 82,200                                                    3,786
      Mercury General Corp. 29,600                                         1,286
      MGIC Investment Corp. 59,300                                         3,068
      Mony Group, Inc. 27,700                                                836
      Old Republic International Corp. 66,875                              1,697
      The PMI Group, Inc. 24,200                                           1,342
      Progressive Corp. 40,400                                             5,604
      Protective Life Corp. 38,100                                         1,050
      Radian Group, Inc. 51,200                                            1,734
      Reinsurance Group of America, Inc. 26,900                              849
      SAFECO Corp. 69,700                                                  2,150
      St. Paul Cos., Inc. 118,854                                          5,455
+     StanCorp Financial Group 17,500                                        777
      Torchmark Corp. 69,500                                               2,574
      Transatlantic Holdings, Inc. 28,800                                  2,412
      Unitrin, Inc. 37,100                                                 1,432
      UnumProvident Corp. 132,571                                          2,974
      Wesco Financial Corp. 4,600                                          1,504
                                                                         -------
                                                                         251,676
      MEDIA 4.2%
--------------------------------------------------------------------------------
o     AOL Time Warner, Inc. 2,445,830                                     76,334
      Belo Corp., Class A 62,100                                           1,062
o     Cablevision Systems Corp., Class A 73,400                            2,514
o+    Charter Communications, Inc., Class A 163,100                        2,306
o     Clear Channel Communications, Inc. 322,629                          12,299
o     CNET Networks, Inc. 75,764                                             374
o     Comcast Corp., Special Class A 523,076                              18,747
o     Cox Communications, Inc., Class A 314,686                           12,052
o     Crown Castle International Corp. 118,800                             1,390
      Dow Jones & Co., Inc. 47,850                                         2,153
      The E.W. Scripps Co., Class A 45,575                                 2,811


See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS


PORTFOLIO HOLDING Continued
As of October 31, 2001

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
o     EchoStar Communications Corp., Class A 132,300                       3,068
o     Emmis Communications Corp., Class A 25,700                             348
o+    Entercom Communications Corp. 24,900                                   839
o     Fox Entertainment Group, Inc., Class A 96,500                        2,124
      Gannett Co., Inc. 145,600                                            9,202
      Harte-Hanks, Inc. 36,700                                               855
o     Hispanic Broadcasting Corp. 59,500                                     997
      Hollinger International, Inc. 59,300                                   613
+     John Wiley & Sons, Inc., Class A 33,300                                673
      Knight-Ridder, Inc. 40,400                                           2,273
      Lee Enterprises, Inc. 24,000                                           827
      McClatchy Co., Class A 27,200                                        1,132
      McGraw-Hill Cos., Inc. 107,750                                       5,665
      Meredith Corp. 27,400                                                  904
o     Metro-Goldwyn-Mayer, Inc. 132,720                                    2,131
      New York Times Co., Class A 87,826                                   3,623
o     Primedia, Inc. 115,900                                                 247
      R.R. Donnelley & Sons Co. 64,200                                     1,637
      Reader's Digest Association, Inc., Class A 56,100                      993
o+    Scholastic Corp. 19,400                                                867
      Tribune Co. 163,600                                                  4,941
o     USA Networks, Inc. 173,300                                           3,196
o     Valassis Communications, Inc. 29,300                                   914
o     Viacom, Inc., Class B 980,679                                       35,805
      The Walt Disney Co. 1,151,621                                       21,409
      Washington Post Co., Class B 5,200                                   2,655
o     Westwood One, Inc. 59,800                                            1,423
                                                                         -------
                                                                         241,403
      MISCELLANEOUS 0.3%
--------------------------------------------------------------------------------
o+    Extreme Networks, Inc. 62,900                                          735
o+    Finisar Corp. 105,800                                                  827
o+    Grant Prideco, Inc. 59,200                                             538
o+    InfoSpace, Inc. 177,800                                                281
o+    Openwave Systems, Inc. 94,500                                          730
o     Palm, Inc. 311,961                                                     767
o+    Sabre Holdings Corp. 75,000                                          1,973
+     United Parcel Service, Inc., Class B 169,600                         8,650
o     Williams Communications Group, Inc. 270,453                            452
                                                                          ------
                                                                          14,953
      MISCELLANEOUS FINANCE 7.9%
--------------------------------------------------------------------------------
      A.G. Edwards, Inc. 44,243                                            1,749
o+    Affiliated Managers Group, Inc. 12,200                                 753
      Allied Capital Corp. 50,800                                          1,144
      American Express Co. 728,600                                        21,443
o     AmeriCredit Corp. 47,700                                               739
o     Ameritrade Holding Corp., Class A 95,800                               527
      Astoria Financial Corp. 27,250                                       1,419
      Bear Stearns Cos., Inc. 58,871                                       3,179
o     Berkshire Hathaway, Inc., Class A 844                               60,093
o     BISYS Group, Inc. 34,000                                             1,769
      Capital One Financial Corp. 115,550                                  4,773
/     Charles Schwab Corp. 763,997                                         9,840
      Charter One Financial, Inc. 120,376                                  3,280
(6)   Citigroup, Inc. 2,769,853                                          126,084
      Countrywide Credit Industries, Inc. 65,385                           2,611
      Dime Bancorp., Inc. 63,726                                           2,159
+     Downey Financial Corp. 15,400                                          541
o     E*trade Group, Inc. 204,400                                          1,335
      Eaton Vance Corp. 38,500                                             1,082
      Fannie Mae 549,800                                                  44,512
      Federated Investors, Inc., Class B 66,550                            1,737
      Franklin Resources, Inc. 145,800                                     4,680
      Freddie Mac 382,000                                                 25,907
      Golden State Bancorp, Inc. 74,000                                    1,877
+     Goldman Sachs Group, Inc. 74,100                                     5,792
+     Greater Bay Bancorp 24,400                                             556
      Household International, Inc. 254,498                               13,310
o+    Investment Technology Group, Inc. 17,400                             1,121
+     Investors Financial Services Corp. 19,300                            1,021
      John Nuveen Co., Class A 28,300                                      1,330
o     Knight Trading Group, Inc. 67,200                                      661


See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
o+    LaBranche & Co., Inc. 33,900                                           979
      Legg Mason, Inc. 36,300                                              1,529
      Lehman Brothers Holdings, Inc. 135,660                               8,473
      MBNA Corp. 471,887                                                  13,029
      Merrill Lynch & Co., Inc. 461,700                                   20,181
      Metris Cos., Inc. 36,450                                               591
      Morgan Stanley Dean Witter & Co. 614,910                            30,081
+     Nueberger Berman, Inc. 41,400                                        1,444
+     Raymond James Financial, Inc. 27,700                                   810
      Sovereign Bancorp., Inc. 135,600                                     1,342
      T. Rowe Price Group, Inc. 68,800                                     1,910
      TCF Financial Corp. 43,900                                           1,844
      USA Education, Inc. 90,150                                           7,353
+     Waddell & Reed Financial, Inc., Class A 45,700                       1,165
      Washington Federal, Inc. 31,284                                        709
      Washington Mutual, Inc. 483,937                                     14,610
+     Webster Financial Corp. 29,700                                         901
                                                                         -------
                                                                         453,975
      NON-FERROUS METALS 0.3%
--------------------------------------------------------------------------------
      Alcoa, Inc. 476,995                                                 15,393
      Engelhard Corp. 72,587                                               1,900
o     Freeport-McMoran Copper & Gold, Inc., Class B 81,494                   905
      Phelps Dodge Corp. 43,000                                            1,247
o+    Stillwater Mining Co. 21,100                                           329
                                                                          ------
                                                                          19,774
      OIL: DOMESTIC 1.0%
--------------------------------------------------------------------------------
      Amerada Hess Corp. 49,400                                            2,902
      Ashland, Inc. 38,200                                                 1,538
      Conoco, Inc., Class B 344,600                                        8,856
      Diamond Offshore Drilling, Inc. 74,200                               2,048
      Kerr-McGee Corp. 57,102                                              3,289
      Murphy Oil Corp. 24,670                                              1,961
o+    National-Oilwell, Inc. 46,300                                          857
o+    Newfield Exploration Co. 25,700                                        895
      Ocean Energy, Inc. 94,500                                            1,725
      Phillips Petroleum Co. 209,380                                      11,392
o+    Pioneer Natural Resources Co. 55,400                                   942
      Sunoco, Inc. 46,500                                                  1,740
      Transocean Sedco Forex, Inc. 173,500                                 5,231
      Ultramar Diamond Shamrock Corp. 39,600                               1,982
      Unocal Corp. 134,234                                                 4,322
      USX-Marathon Group, Inc. 170,100                                     4,693
+     Vintage Petroleum, Inc. 34,300                                         600
                                                                          ------
                                                                          54,973
      OIL: INTERNATIONAL 3.5%
--------------------------------------------------------------------------------
      ChevronTexaco Corp. 585,146                                         51,815
(3)   Exxon Mobil Corp. 3,803,230                                        150,037
      Santa Fe International Corp. 65,400                                  1,592
                                                                         -------
                                                                         203,444
      OPTICAL & PHOTO 0.1%
--------------------------------------------------------------------------------
      Eastman Kodak Co. 158,900                                            4,063

      PAPER & FOREST PRODUCTS 0.8%
--------------------------------------------------------------------------------
      Boise Cascade Corp. 31,400                                             897
      Bowater, Inc. 30,600                                                 1,368
      Georgia-Pacific Group 123,788                                        3,436
      International Paper Co. 265,145                                      9,492
      Kimberly-Clark Corp. 293,060                                        16,268
      Mead Corp. 55,000                                                    1,476
o     Smurfit-Stone Container Corp. 135,500                                2,007
      Temple-Inland, Inc. 26,900                                           1,345
      Westvaco Corp. 57,500                                                1,412
      Weyerhaeuser Co. 118,700                                             5,924
      Willamette Industries, Inc. 59,700                                   2,797
                                                                          ------
                                                                          46,422
      PRODUCER GOODS & MANUFACTURING 5.5%
--------------------------------------------------------------------------------
o+    Aeroflex, Inc. 34,000                                                  499
o     American Standard Cos. 40,400                                        2,339
o     Applied Micro Circuits Corp. 165,000                                 1,820
      Avery Dennison Corp. 61,000                                          2,824
      Blyth, Inc. 26,200                                                     510
      Caterpillar, Inc. 189,800                                            8,488
      Cooper Industries, Inc. 53,500                                       2,070
      Corning, Inc. 513,141                                                4,136
      Deere & Co. 129,700                                                  4,798
      Dover Corp. 112,000                                                  3,690
      Emerson Electric Co. 236,300                                        11,583
o+    Fisher Scientific International 30,000                                 897
o     FMC Corp. 17,200                                                       816
=(1)  General Electric Co. 5,480,800                                     199,556
o+    Hanover Compressor Co. 35,000                                          965


See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Herman Miller, Inc. 42,800                                             905
      HON Industries, Inc. 32,900                                            792
      Honeywell International, Inc. 446,063                               13,181
      Hubbell, Inc., Class B 32,438                                          886
      Illinois Tool Works, Inc. 169,042                                    9,669
      Ingersoll-Rand Co. 93,350                                            3,482
o     Jabil Circuit, Inc. 105,100                                          2,228
      Johnson Controls, Inc. 47,900                                        3,464
o     Lattice Semiconductor Corp. 61,200                                   1,071
o     Micrel, Inc. 50,700                                                  1,275
      Millipore Corp. 27,400                                               1,433
      Minnesota Mining & Manufacturing Co. 217,500                        22,703
      Pall Corp. 67,233                                                    1,365
      Parker-Hannifin Corp. 64,175                                         2,304
+     Precision Castparts Corp. 29,600                                       673
o+    Shaw Group, Inc. 24,600                                                677
      Snap-On, Inc. 31,850                                                   852
      Teleflex, Inc. 23,400                                                  936
      Valhi, Inc. 62,700                                                     818
      W.W. Grainger, Inc. 51,900                                           2,247
o     Zebra Technologies Corp., Class A 17,300                               797
                                                                         -------
                                                                         316,749
      RAILROAD & SHIPPING 0.4%
--------------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp. 216,853                           5,827
      CSX Corp. 117,000                                                    3,943
      Florida East Coast Industries, Inc., Class A 20,000                    439
      GATX Corp. 26,100                                                      690
      Newport News Shipbuilding, Inc. 19,400                               1,342
      Norfolk Southern Corp. 213,900                                       3,583
      Union Pacific Corp. 136,861                                          7,118
                                                                          ------
                                                                          22,942
      REAL PROPERTY 0.1%
--------------------------------------------------------------------------------
o     Catellus Development Corp. 54,700                                      941
+     Forest City Enterprises, Inc., Class A 16,500                          801
      The St. Joe Co. 45,800                                               1,179
                                                                           -----
                                                                           2,921
      RETAIL 6.4%
--------------------------------------------------------------------------------
      Albertson's, Inc. 224,542                                            7,165
o     Amazon.com, Inc. 201,500                                             1,406
o     American Eagle Outfitters, Inc. 37,950                               1,040
o     AutoZone, Inc. 62,200                                                3,641
o     Barnes & Noble, Inc. 35,100                                          1,290
o     Bed, Bath & Beyond, Inc. 160,100                                     4,012
o     Best Buy Co., Inc. 116,900                                           6,418
o     Big Lots, Inc. 61,112                                                  446
o     BJ's Wholesale Club, Inc. 39,600                                     2,010
      Circuit City Stores -- Circuit City Group 115,400                    1,583
o     Costco Wholesale Corp. 246,908                                       9,341
      CVS Corp. 216,014                                                    5,163
      Dillards, Inc., Class A 47,500                                         615
      Dollar General Corp. 182,169                                         2,603
o     Dollar Tree Stores, Inc. 62,300                                      1,400
      Family Dollar Stores, Inc. 96,000                                    2,771
o     Federated Department Stores, Inc. 109,200                            3,493
      The Gap, Inc. 475,000                                                6,208
      Home Depot, Inc. 1,286,397                                          49,179
      Intimate Brands, Inc. 272,100                                        3,088
      J.C. Penney Co., Inc. 145,500                                        3,160
o     K Mart Corp. 271,900                                                 1,667
o     Kohl's Corp. 185,200                                                10,299
o     Kroger Co. 446,880                                                  10,931
      Limited, Inc. 236,738                                                2,640
      Lowe's Cos., Inc. 424,000                                           14,458
      May Department Stores Co. 166,150                                    5,225
o+    Michaels Stores, Inc. 18,000                                           925
      Nordstrom, Inc. 74,000                                               1,043
o     Office Depot, Inc. 163,248                                           2,220
o     Payless Shoesource, Inc. 12,114                                        640
      RadioShack Corp. 102,532                                             2,562
      Ross Stores, Inc. 44,900                                             1,405
o     Safeway, Inc. 277,780                                               11,570
o     Saks, Inc. 77,440                                                      527
      Sears, Roebuck & Co. 182,100                                         7,060
o     Staples, Inc. 253,260                                                3,693
      Target Corp. 494,300                                                15,397
o     The Neiman Marcus Group, Inc., Class A 26,000                          693
      Tiffany & Co., Inc. 81,200                                           1,899

See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TJX Cos., Inc. 154,600                                               5,225
o     Toys 'R' Us, Inc. 109,080                                            2,073
o+    Venator Group, Inc. 77,200                                           1,119
(5)   Wal-Mart Stores, Inc. 2,462,100                                    126,552
      Walgreen Co. 560,000                                                18,133
      Weis Markets, Inc. 15,800                                              455
o     Williams-Sonoma, Inc. 33,000                                           855
      Winn-Dixie Stores, Inc. 78,800                                         872
                                                                         -------
                                                                         366,170
      STEEL 0.0%
--------------------------------------------------------------------------------
      Nucor Corp. 42,600                                                   1,759
      USX-U.S. Steel Group, Inc. 48,560                                      699
                                                                           -----
                                                                           2,458
      TELEPHONE 5.5%
--------------------------------------------------------------------------------
o     Allegiance Telecom, Inc. 62,150                                        446
      Alltel Corp. 172,767                                                 9,872
      AT&T Corp. 1,904,812                                                29,048
o     AT&T Wireless Services, Inc. 1,394,621                              20,138
o+    Avaya, Inc. 157,600                                                  1,407
      BellSouth Corp. 1,033,100                                           38,225
o     Broadwing, Inc. 120,552                                              1,116
o     Centennial Communications Corp. 52,800                                 474
      CenturyTel, Inc. 76,387                                              2,414
o     Citizens Communications Co. 158,418                                  1,408
o     Level 3 Communications, Inc. 201,500                                   693
o     McLeodUSA, Inc., Class A 334,900                                       251
o     Nextel Communications, Inc., Class A 422,500                         3,359
o     NTL, Inc. 151,913                                                      517
o+    Pegasus Communications Corp. 25,100                                    248
o     Qwest Communications International, Inc. 915,047                    11,850
o+    SBA Communications Corp. 22,100                                        181
      SBC Communications, Inc. 1,854,028                                  70,657
      Sprint Corp. (FON Group) 489,568                                     9,791
o     Sprint Corp. (PCS Group) 516,021                                    11,507
      Telephone & Data Systems, Inc. 32,600                                2,866
o+    Time Warner Telecom, Inc., Class A 26,900                              295
o+    Triton PCS Holdings, Inc., Class A 32,300                            1,039
o     U.S. Cellular Corp. 49,400                                           2,206
o+    Varco International, Inc. 54,500                                       818
      Verizon Communications, Inc. 1,488,393                              74,137
o+    West Corp. 38,100                                                      886
      WorldCom, Inc. -- MCI Group 63,953                                     758
o     WorldCom, Inc. -- WorldCom Group 1,590,828                          21,397
o     XO Communications, Inc., Class A 179,516                               165
                                                                         -------
                                                                         318,169
      TOBACCO 1.1%
--------------------------------------------------------------------------------
      Philip Morris Cos., Inc. 1,212,500                                  56,745
+     R.J. Reynolds Tobacco Holdings, Inc. 56,300                          3,155
      UST, Inc. 91,500                                                     3,075
                                                                          ------
                                                                          62,975
      TRAVEL & RECREATION 0.3%
--------------------------------------------------------------------------------
      Brunswick Corp. 47,800                                                 855
+     Callaway Golf Co. 43,000                                               614
o+    Extended Stay Amererica, Inc. 52,000                                   702
o     Harrah's Entertainment, Inc. 66,600                                  1,940
      Hilton Hotels Corp. 203,667                                          1,743
o     Mandalay Resort Group 41,400                                           683
      Marriott International, Inc., Class A 134,600                        4,217
o     MGM Mirage, Inc. 89,400                                              1,994
o+    Park Place Entertainment Corp. 163,800                               1,173
      Royal Caribbean Cruises Ltd. 106,100                                 1,167
o     Six Flags, Inc. 51,000                                                 602
                                                                          ------
                                                                          15,690
      TRUCKING & FREIGHT 0.1%
--------------------------------------------------------------------------------
      C.H. Robinson Worldwide, Inc. 46,200                                 1,237
      CNF, Inc. 26,400                                                       583
      Expeditores International of Washington, Inc. 31,100                 1,406
      Paccar, Inc. 42,220                                                  2,230
o+    Swift Transportation Co., Inc. 46,400                                  788
                                                                           -----
                                                                           6,244
      UTILITIES: ELECTRIC & GAS 3.7%
--------------------------------------------------------------------------------
o     AES Corp. 294,006                                                    4,072
      Allegheny Energy, Inc. 67,800                                        2,478
      Allete, Inc. 45,100                                                    992
      Alliant Energy Corp. 43,200                                          1,270
      Ameren Corp. 75,930                                                  3,045
      American Electric Power Co., Inc. 176,720                            7,405


See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      American Water Works Co., Inc. 54,300                                2,205
o     Calpine Corp. 164,200                                                4,064
      Cinergy Corp. 86,365                                                 2,606
      CMS Energy Corp. 74,300                                              1,598
      Conectiv, Inc. 48,400                                                1,142
      Consolidated Edison, Inc. 116,800                                    4,612
      Constellation Energy Group, Inc. 91,850                              2,055
      Dominion Resources, Inc. 134,742                                     8,235
      DPL, Inc. 70,492                                                     1,621
      DQE, Inc. 30,750                                                       575
      DTE Energy Co. 91,383                                                3,810
      Duke Energy Corp. 424,062                                           16,288
      Dynegy, Inc., Class A 180,714                                        6,488
      Edison International 181,000                                         2,572
      El Paso Corp. 279,246                                               13,700
      Energy East Corp. 64,500                                             1,214
      Enron Corp. 412,238                                                  5,730
      Entergy Corp. 122,421                                                4,756
      Equitable Resources, Inc. 35,800                                     1,178
      Exelon Corp. 176,387                                                 7,421
      FirstEnergy Corp. 124,315                                            4,284
      FPL Group, Inc. 97,600                                               5,183
      GPU, Inc. 66,300                                                     2,629
      Great Plains Energy, Inc. 33,800                                       806
+     Idacorp, Inc. 20,400                                                   775
      KeySpan Corp. 76,034                                                 2,523
      Kinder Morgan, Inc. 63,500                                           3,152
      MDU Resources Group, Inc. 38,200                                       929
      Montana Power Co. 57,700                                               344
      National Fuel Gas Co. 46,000                                         1,077
o     Niagara Mohawk Holdings, Inc. 90,000                                 1,613
      NICOR, Inc. 25,000                                                     972
      NiSource, Inc. 113,880                                               2,705
      Northeast Utilities 78,500                                           1,386
+     NSTAR 31,400                                                         1,291
      OGE Energy Corp. 42,600                                                923
+     ONEOK, Inc. 34,500                                                     594
      Peoples Energy Corp. 19,300                                            739
      PG&E Corp. 213,458                                                   3,855
      Pinnacle West Capital Corp. 46,800                                   1,973
      Potomac Electric Power Co. 60,900                                    1,304
      PPL Corp. 80,220                                                     2,740
      Progress Energy, Inc. 120,600                                        5,086
      Public Service Enterprise Group, Inc. 115,300                        4,538
      Puget Energy, Inc. 49,300                                              940
      Questar Corp. 44,000                                                   968
      Reliant Energy, Inc. 164,517                                         4,598
o     Republic Services, Inc. 94,700                                       1,551
      Scana Corp. 59,700                                                   1,537
      Sempra Energy 114,238                                                2,673
      Southern Co. 377,200                                                 9,015
o+    Southern Union Co. 29,400                                              561
      Teco Energy, Inc. 74,300                                             1,913
      TXU Corp. 142,512                                                    6,533
      UtiliCorp United, Inc. 63,150                                        1,871
+     Vectren Corp. 37,000                                                   782
      Western Resources, Inc. 38,231                                         626
      WGL Holdings, Inc. 25,400                                              687
      Williams Cos., Inc. 282,909                                          8,168
      Wisconsin Energy Corp. 66,100                                        1,468
      XCEL Energy, Inc. 189,535                                            5,360
                                                                         -------
                                                                         211,804

U.S. TREASURY OBLIGATIONS
0.0% of Investments

                                                       FACE VALUE    MKT. VALUE
      SECURITY RATE, MATURITY DATE                     ($ x 1,000)   ($ x 1,000)
*     U.S. Treasury Bills, 2.15%-2.17%, 12/20/01           235           234

WARRANTS
0.0% of Investments

                                                                     MKT. VALUE
SECURITY AND NUMBER OF SHARES                                        ($ x 1,000)
Per-Se Technologies, Inc. expires 07/08/03 488                                --


================================================================================
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of ASSETS AND LIABILITIES

As of October 31, 2001. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------------------
Investments, at market value (including $514,339 of securities on loan)         $5,756,939 a
Cash                                                                                     1
Collateral held for securities on loan                                             573,620
Receivables:
  Fund shares sold                                                                   3,024
  Interest                                                                               6
  Dividends                                                                          4,764
  Investments sold                                                                   3,501
  Most recent daily change in value of futures                                           3
  Income from lending securities                                                       253
Prepaid expenses                                                              +        128
                                                                              ------------
TOTAL ASSETS                                                                     6,342,239

LIABILITIES
------------------------------------------------------------------------------------------
Collateral held for securities on loan                                            $573,620
Payables:
  Fund shares redeemed                                                               2,720
  Interest expense                                                                       3
  Investments bought                                                                 1,397
  Borrowings on line of credit                                                         534
  Investment adviser and administrator fees                                            268
  Transfer agent and shareholder service fees                                          114
Accrued expenses                                                              +        509
                                                                              ------------
TOTAL LIABILITIES                                                                  579,165

NET ASSETS
------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     6,342,239
TOTAL LIABILITIES                                                             -    579,165
                                                                              ------------
NET ASSETS                                                                      $5,763,074

NET ASSETS BY SOURCE

Capital received from investors                                                  4,364,873
Net investment income not yet distributed                                           43,657
Net realized capital losses                                                       (130,404)
Net unrealized capital gains                                                     1,484,948 b

NET ASSET VALUE (NAV)

                                                SHARES
SHARE CLASS            NET ASSETS       /       OUTSTANDING          =       NAV
Investor Shares        $3,851,697                   130,242               $29.57
Select Shares(R)       $1,911,377                    64,614               $29.58


a The fund paid $4,272,003 for these securities. Not counting short-term obligations and government securities, the fund paid $763,319 for securities during the report period and received $562,243 from securities it sold or that matured. This includes $29,759 in transactions with other SchwabFunds(R).


b These derive from investments and futures. As of the report date, the fund had eight open S&P 500 futures contracts due to expire on December 21, 2001, with a contract value of $2,121 and unrealized gains of $12.


FEDERAL TAX DATA
--------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                              $4,288,056
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                $2,227,825
Losses                                                             +   (758,930)
                                                                   -------------
                                                                     $1,468,895

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                                                    Loss amount
     2003                                                                   $415
     2004                                                                    844
     2005                                                                  2,606
     2006                                                                    650
     2007                                                                 11,853
     2009                                                                 97,971


See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS

Statement of OPERATIONS

For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $80,602  a
Interest                                                                     303
Lending of securities                                               +      1,448
                                                                    ------------
TOTAL INVESTMENT INCOME                                                   82,353

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                 (105,946)
Net realized losses on futures contracts                            +     (1,013)
                                                                    ------------
NET REALIZED LOSSES                                                     (106,959)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                  (1,925,803)
Net unrealized losses on futures contracts                          +        (55)
                                                                    ------------
NET UNREALIZED LOSSES                                                 (1,925,858)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 15,054  b
Transfer agent and shareholder service fees:
  Investor Shares                                                         11,095  c
  Select Shares(R)                                                         2,223  c
Trustees' fees                                                                61  d
Custodian fees                                                               256
Portfolio accounting fees                                                    924
Professional fees                                                             56
Registration fees                                                            221
Shareholder reports                                                          733
Interest expense                                                              32
Other expenses                                                      +        102
                                                                    ------------
Total expenses                                                            30,757
Expense reduction                                                   -      2,531  e
                                                                    ------------
NET EXPENSES                                                              28,226

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   82,353
NET EXPENSES                                                        -     28,226
                                                                    ------------
NET INVESTMENT INCOME                                                     54,127
NET REALIZED LOSSES                                                     (106,959) f
NET UNREALIZED LOSSES                                               + (1,925,858) f
                                                                    ------------
DECREASE IN NET ASSETS FROM OPERATIONS                               ($1,978,690)

a    An additional $1 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.30% of the first $500 million, and 0.22% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class.

d    For the fund's independent trustees only.

e Includes $756 from the investment adviser (CSIM) and $1,775 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, as follows:

                                                                    % OF AVERAGE
     SHARE CLASS                                                DAILY NET ASSETS
     ---------------------------------------------------------------------------
     Investor Shares                                                  0.46
     Select Shares                                                    0.35

     This limit does not include interest, taxes and certain non-routine expenses.

f    These add up to a net loss on investments of $2,032,817.


See the Financial Notes, which are integral to this information.

Statements of CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                             11/1/00-10/31/01   11/1/99-10/31/00
Net investment income                                 $54,127            $50,257
Net realized losses                                  (106,959)            (3,127)
Net unrealized gains or losses               +     (1,925,858)           542,135
                                             -----------------------------------
INCREASE OR DECREASE IN NET ASSETS
  FROM OPERATIONS                                  (1,978,690)           589,265

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                        30,745             33,936
Select Shares(R)                             +         19,216             19,080
                                             -----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME            $49,961            $53,016  a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                  11/1/00-10/31/01           11/1/99-10/31/00
                               QUANTITY          VALUE    QUANTITY         VALUE
SHARES SOLD:
  Investor Shares                24,078       $821,404      25,657    $1,015,329
  Select Shares              +   16,020        547,764      18,493       732,803
                             ---------------------------------------------------
TOTAL SHARES SOLD                40,098     $1,369,168      44,150    $1,748,132

SHARES REINVESTED:
  Investor Shares                   787        $28,666         803       $31,141
  Select Shares              +      455         16,561         431        16,725
                             ---------------------------------------------------
TOTAL SHARES REINVESTED           1,242        $45,227       1,234       $47,866

SHARES REDEEMED:
  Investor Shares                21,869       $733,462      31,869    $1,258,205
  Select Shares              +   14,865        490,978      15,483       610,463
                             ---------------------------------------------------
TOTAL SHARES REDEEMED            36,734     $1,224,440      47,352    $1,868,668  b

NET INCREASE OR DECREASE          4,606       $189,955      (1,968)     ($72,670) c

SHARES OUTSTANDING AND NET ASSETS

                                   11/1/00-10/31/01          11/1/99-10/31/00
                                  SHARES    NET ASSETS      SHARES    NET ASSETS
Beginning of period              190,250    $7,601,770     192,218    $7,138,191
Total increase or decrease     +   4,606    (1,838,696)     (1,968)      463,579  d
                               -------------------------------------------------
END OF PERIOD                    194,856    $5,763,074     190,250    $7,601,770  e


a    UNAUDITED

     For corporations, 100% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

     CURRENT PERIOD
     Investor Shares                                             $286
     Select Shares                                       +        255
                                                         ------------
     TOTAL                                                       $541

     PRIOR PERIOD
     Investor Shares                                             $576
     Select Shares                                       +        351
                                                         ------------
     TOTAL                                                       $927

c    Represents shares sold plus shares reinvested, minus shares redeemed.

d Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

e Includes net investment income not yet distributed in the amount of $43,657 and $39,491 at the end of the current period and the prior period, respectively.


See the Financial Notes, which are integral to this information.

SCHWAB
SMALL-CAP INDEX FUND(R)

TICKER SYMBOLS

INVESTOR SHARES           SWSMX
SELECT SHARES(R)          SWSSX

[GRAPHIC]

                     INVESTMENT STYLE 1
MARKET CAP 1     VALUE     BLEND     GROWTH
LARGE             / /       / /       / /
MEDIUM            / /       / /       / /
SMALL             / /       /X/       / /

With its small-cap focus, this fund may make sense for long-term investors who are willing to accept greater risk in the pursuit of potentially higher long-term returns.

THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE SCHWAB SMALL-CAP INDEX.(R)

[PHOTO OF GERI HOM]

"Small-cap value stocks showed the market's best performance and helped offset the downturns in most other areas of the small-cap market."

         Portfolio Manager
         Geri Hom

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. Consumer confidence, a key economic factor, was eroded by rising unemployment and poor market performance. Investors' concerns about stock valuations and poor corporate earnings reached across sectors and were heightened by the September 11 terrorist attacks.

IN SPITE OF THE MARKET DOWNTURN, THE FUND FARED BETTER THAN MANY EQUITY INVESTMENTS. The Russell 2000 Index--a popular measure of the small-cap market--was down 12.7%, while the large-cap S&P 500 Index was down 24.9%. However, many small-cap value stocks performed well relative to other stocks, and posted positive returns for the report period. October, the last month in the report period, traditionally has been a negative month for small-caps. This year, however, they rallied and the Schwab Small-Cap Index returned 5% during October. The fund's strongest sector, consumer durables, was up 7% for the report period. Technology was the fund's worst performing sector with a -38% return. Both share classes of the fund tracked the performance of the fund's benchmark index, the Schwab Small-Cap Index, during the report period.

ALTHOUGH MARKET AND WORLD EVENTS ARE AT THE FOREFRONT OF INVESTORS' MINDS, WE BELIEVE A RECOVERY BEGINNING IN 2002 IS POSSIBLE. A key question is whether the Fed's rate cuts, combined with increased government spending and possible further tax cuts, will provide sufficient stimulus.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 10/31/01, which may have changed since then, and is not a precise indication of risk or performance--past, present or future.

PERFORMANCE: INVESTOR SHARES

AVERAGE ANNUAL RETURNS as of 10/31/01

This chart compares performance of the fund's Investor Shares with the Schwab Small-Cap Index(R) and the Morningstar Small-Cap Blend Fund category.

[BAR CHART]

INVESTOR SHARES 1        SCHWAB SMALL-CAP INDEX
                         PEER GROUP AVERAGE 2


                                         1 YEAR                                                5 YEARS        SCHWAB SMALL-CAP
                           INVESTOR SHARES 1  SCHWAB SMALL-CAP INDEX  PEER GROUP AVERAGE 2  INVESTOR SHARES 1    INDEX
Pre-Tax Total Return 3        (13.66%)              (13.75%)               (2.64%)              7.46%             8.78%
AFTER-TAX RETURNS: 4
 - Pre-Liquidation            (15.82%)                 --                  (4.71%)              6.58%               --
 - Post-Liquidation           (6.12%)                  --                     --                6.05%               --

                                  5 YEARS                              SINCE INCEPTION 12/3/93
                             PEER GROUP AVERAGE 2   INVESTOR SHARES 1   SCHWAB SMALL-CAP INDEX    PEER GROUP AVERAGE 2
Pre-Tax Total Return 2            9.03%                8.96%                        10.21                       --
AFTER-TAX RETURNS: 4
 - Pre-Liquidation                6.83%                8.32%                           --                       --
 - Post-Liquidation                 --                   --                            --                       --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in two indices: the Schwab Small-Cap Index and the Russell 2000(R) Index. 3

[LINE GRAPH]

             Investor        Schwab          Russell
              Shares        Small-Cap      2000 Index
                              Index
 12/3/93        10,000        10,000        10,000
12/31/93        10,154        10,234        10,186
 1/31/94        10,394        10,469        10,505
 2/28/94        10,334        10,430        10,467
 3/31/94         9,783         9,871         9,915
 4/30/94         9,753         9,847         9,974
 5/31/94         9,613         9,692         9,861
 6/30/94         9,333         9,419         9,529
 7/31/94         9,493         9,614         9,685
 8/31/94        10,134        10,249        10,225
 9/30/94        10,094        10,191        10,190
10/31/94        10,064        10,149        10,149
11/30/94         9,663         9,767         9,739
12/31/94         9,841        10,000        10,000
 1/31/95         9,730         9,838         9,874
 2/28/95        10,082        10,229        10,285
 3/31/95        10,334        10,442        10,461
 4/30/95        10,566        10,671        10,693
 5/31/95        10,717        10,809        10,877
 6/30/95        11,211        11,356        11,441
 7/31/95        11,866        12,021        12,100
 8/31/95        12,077        12,270        12,351
 9/30/95        12,309        12,510        12,572
10/31/95        11,785        11,910        12,010
11/30/95        12,329        12,482        12,514
12/31/95        12,562        12,782        12,845
 1/31/96        12,491        12,749        12,831
 2/29/96        12,967        13,261        13,231
 3/31/96        13,170        13,492        13,505
 4/30/96        13,899        14,206        14,227
 5/31/96        14,384        14,692        14,788
 6/30/96        13,848        14,222        14,180
 7/31/96        12,643        13,075        12,942
 8/31/96        13,413        13,904        13,694
 9/30/96        14,010        14,416        14,230
10/31/96        13,757        14,169        14,010
11/30/96        14,344        14,733        14,588
12/31/96        14,508        15,007        14,970
 1/31/97        14,895        15,361        15,269
 2/28/97        14,376        14,986        14,900
 3/31/97        13,654        14,257        14,196
 4/30/97        13,756        14,299        14,236
 5/31/97        15,383        16,050        15,821
 6/30/97        16,125        16,880        16,499
 7/31/97        17,213        17,842        17,267
 8/31/97        17,538        18,243        17,662
 9/30/97        18,850        19,675        18,955
10/31/97        18,026        18,816        18,123
11/30/97        17,843        18,645        18,005
12/31/97        18,236        19,035        18,320
 1/31/98        17,787        18,736        18,031
 2/28/98        19,195        20,285        19,361
 3/31/98        20,042        21,199        20,159
 4/30/98        20,144        21,344        20,270
 5/31/98        18,930        20,090        19,177
 6/30/98        18,960        20,146        19,218
 7/31/98        17,471        18,597        17,661
 8/31/98        14,062        15,011        14,231
 9/30/98        14,991        15,953        15,345
10/31/98        15,705        16,709        15,972
11/30/98        16,532        17,576        16,809
12/31/98        17,584        18,719        17,849
 1/31/99        17,617        18,800        18,086
 2/28/99        16,145        17,229        16,621
 3/31/99        16,372        17,559        16,881
 4/30/99        17,660        19,165        18,393
 5/31/99        17,974        19,500        18,662
 6/30/99        18,969        20,778        19,505
 7/31/99        18,872        20,615        18,971
 8/31/99        18,309        20,033        18,269
 9/30/99        18,493        20,204        18,272
10/31/99        18,839        20,537        18,347
11/30/99        20,008        21,820        19,443
12/31/99        21,839        23,899        21,644
 1/31/00        21,015        23,005        21,295
 2/29/00        23,801        26,015        24,811
 3/31/00        23,075        25,333        23,176
 4/30/00        21,936        24,109        21,781
 5/31/00        20,904        22,940        20,511
 6/30/00        22,674        24,856        22,300
 7/31/00        21,774        23,890        21,581
 8/31/00        23,964        26,291        23,228
 9/30/00        23,238        25,490        22,545
10/31/00        22,836        25,023        21,540
11/30/00        20,646        22,641        19,328
12/31/00        22,654        24,835        20,988
 1/31/01        23,024        25,169        22,081
 2/28/01        21,285        23,270        20,633
 3/31/01        20,322        22,219        19,624
 4/30/01        21,951        24,019        21,158
 5/31/01        22,543        24,663        21,679
 6/30/01        23,543        25,768        22,451
 7/31/01        22,481        24,623        21,236
 8/31/01        21,852        23,925        20,550
 9/30/01        18,767        20,554        17,784
10/31/01        19,718        21,583        18,824

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1   Fund returns reflect expense reductions by the fund's investment adviser
    (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Small-Cap Blend Fund category for the one- and five-year periods was 235 and 112, respectively. These funds may or may not use tax-efficient strategies.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

SCHWAB SMALL-CAP INDEX FUND(R)


PERFORMANCE: SELECT SHARES(R)

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund's Select Shares with the Schwab Small-Cap Index(R)and the Morningstar Small-Cap Blend Fund category.

[BAR CHART]

[ ] Select Shares 1   [ ] Schwab Small-Cap Index  [ ] Peer Group Average 2

                            1 YEAR                                                        SINCE INCEPTION: 5/19/97
                            ------                                                        ------------------------
                            Select Shares 1  Schwab Small-Cap Index  Peer Group Average 2  Select Shares 1  Schwab  Small-Cap Index
Pre-Tax Total Return 3          (13.56%)              (13.75%)              (2.64%)               6.89%                 7.94%
AFTER-TAX RETURNS: 4
 - Pre-Liquidation              (15.77%)                 --                 (4.71%)               5.90%                   --
 - Post-Liquidation              (6.06%)                 --                    --                 5.55%                   --

                            SINCE INCEPTION: 5/19/97
                            ------------------------
                              Peer Group Average 2
Pre-Tax Total Return 3              --
AFTER-TAX RETURNS: 4
 - Pre-Liquidation                  --
 - Post Liquidation                 --

PERFORMANCE OF A $50,000 INVESTMENT

Shows performance since inception of a hypothetical $50,000 investment in the fund's Select Shares, compared with a similar investment in two indices: the Schwab Small-Cap Index and the Russell 2000(R) Index. 3

[LINE GRAPH]

                              Schwab
                Select       Small-Cap      Russell
                Shares         Index      2000 Index
 5/19/97        50,000        50,000        50,000
 5/31/97        52,170        52,242        51,960
 6/30/97        54,690        54,942        54,189
 7/31/97        58,415        58,075        56,709
 8/31/97        59,485        59,380        58,008
 9/30/97        63,965        64,039        62,254
10/31/97        61,205        61,244        59,521
11/30/97        60,550        60,687        59,134
12/31/97        61,920        61,958        60,169
 1/31/98        60,400        60,983        59,218
 2/28/98        65,175        66,026        63,588
 3/31/98        68,050        69,002        66,208
 4/30/98        68,430        69,473        66,572
 5/31/98        64,310        65,391        62,984
 6/30/98        64,415        65,575        63,116
 7/31/98        59,360        60,531        58,004
 8/31/98        47,790        48,861        46,740
 9/30/98        50,945        51,924        50,399
10/31/98        53,365        54,386        52,456
11/30/98        56,170        57,207        55,204
12/31/98        59,775        60,929        58,621
 1/31/99        59,925        61,193        59,401
 2/28/99        54,925        56,079        54,590
 3/31/99        55,660        57,152        55,441
 4/30/99        60,070        62,380        60,409
 5/31/99        61,140        63,470        61,291
 6/30/99        64,555        67,629        64,061
 7/31/99        64,225        67,099        62,306
 8/31/99        62,315        65,206        60,000
 9/30/99        62,940        65,762        60,012
10/31/99        64,115        66,846        60,258
11/30/99        68,125        71,021        63,856
12/31/99        74,390        77,788        71,084
 1/31/00        71,585        74,879        69,940
 2/29/00        81,065        84,677        81,487
 3/31/00        78,595        82,458        76,117
 4/30/00        74,755        78,471        71,535
 5/31/00        71,250        74,666        67,364
 6/30/00        77,265        80,904        73,238
 7/31/00        74,205        77,761        70,880
 8/31/00        81,655        85,575        76,288
 9/30/00        79,185        82,968        74,045
10/31/00        77,820        81,448        70,743
11/30/00        70,405        73,694        63,478
12/31/00        77,230        80,834        68,930
 1/31/01        78,490        81,923        72,522
 2/28/01        72,565        75,742        67,764
 3/31/01        69,285        72,319        64,451
 4/30/01        74,875        78,181        69,491
 5/31/01        76,850        80,277        71,200
 6/30/01        80,300        83,871        73,735
 7/31/01        76,685        80,145        69,746
 8/31/01        74,540        77,873        67,493
 9/30/01        64,030        66,902        58,408
10/31/01        67,265        70,251        61,825

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1   Fund returns reflect expense reductions by the fund's investment adviser
    (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Small-Cap Blend Fund category for the one-year period was 235. These funds may or may not use tax-efficient strategies.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

FUND FACTS

TOP TEN HOLDINGS(1) as of 10/31/01

 (1) PANAMSAT CORP.                                  0.6%
 (2) RITE AID CORP.                                  0.5%
 (3) NEW YORK COMMUNITY BANCORP., INC.               0.5%
 (4) NETWORK ASSOCIATES, INC.                        0.5%
 (5) ADVANCEPCS CORP.                                0.5%
 (6) HOMESTAKE MINING CO.                            0.4%
 (7) STORAGE TECHNOLOGY CORP.                        0.4%
 (8) ALLIANT TECHSYSTEMS, INC.                       0.3%
 (9) TRIAD HOSPITALS, INC.                           0.3%
(10) SICOR, INC.                                     0.3%
---------------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS                      4.3%


STATISTICS as of 10/31/01

                                                                     PEER GROUP
                                                        FUND          AVERAGE 2
--------------------------------------------------------------------------------
Number of Holdings                                         955              271
--------------------------------------------------------------------------------
Median Market Cap ($ Mil)                            $     742        $   1,882
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                                23.8             21.8
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                     3.0              2.9
--------------------------------------------------------------------------------
12-Month Yield Investor Shares                            0.46%            0.29%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     49%             110%
--------------------------------------------------------------------------------
Three-Year Beta                                           0.84             0.70
--------------------------------------------------------------------------------

EXPENSE RATIO as of 10/31/01

[BAR CHART]

Investor Shares               Select Shares(R)                Peer Group Average
    0.49% 3                       0.38% 3                            1.43% 2

INDEX COMPOSITION BY INDUSTRY(4)

These charts show the size of the ten largest industries in the Schwab Small-Cap Index(R). As the charts show, the total portion represented by these industries and their relative weightings have remained fairly stable over the past five years.

AS OF 10/31/01

[PIE CHART]

1        12.3%        Drugs & Medicine
2        11.8%        Business Services
3         8.3%        Electronics
4         7.4%        Producer Goods
5         5.5%        Banks
6         4.9%        Retail
7         4.8%        Miscellaneous Finance
8         4.4%        Energy & Utilities
9         3.8%        Non-Durable & Entertainment
10        3.7%        Insurance
         33.1%        Other

AS OF 10/31/00

[PIE CHART]

1        16.8%        Drugs & Medicine
2        12.0%        Business Services
3        10.2%        Electronics
4         6.1%        Producer Goods
5         5.4%        Miscellaneous Finance
6         4.3%        Banks
7         3.9%        Energy & Utilities
8         3.6%        Insurance
9         3.5%        Construction
10        3.1%        Chemicals
         31.1%        Other

AS OF 10/31/96

[PIE CHART]

1         9.9%        Business Services
2         9.8%        Drugs & Medicine
3         7.5%        Banks
4         7.2%        Electronics
5         7.0%        Producer Goods
6         5.8%        Insurance
7         5.8%        Miscellaneous Finance
8         4.2%        Business Machines
9         4.2%        Energy & Utilities
10        3.8%        Retail
         34.8%        Other

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 268 funds in Small-Cap Blend Fund category.

3 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes, and certain non-routine expenses).

4   Source: Charles Schwab & Co., Inc.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.


Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                             11/1/00 -      11/1/99 -      11/1/98 -      11/1/97 -      11/1/96 -
INVESTOR SHARES                                              10/31/01       10/31/00       10/31/99       10/31/98       10/31/97
----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         21.06          17.41          15.39          17.73          13.59
                                                             ---------------------------------------------------------------------
Income or loss from investment operations:
    Net investment income                                       0.07           0.07           0.06           0.05           0.06
    Net realized and unrealized gains or losses                (2.76)          3.62           2.89          (2.33)          4.14
                                                             ---------------------------------------------------------------------
    Total income or loss from investment
     operations                                                (2.69)          3.69           2.95          (2.28)          4.20
Less distributions:
    Dividends from net investment income                       (0.08)         (0.04)         (0.06)         (0.06)         (0.06)
    Distributions from net realized gains                      (2.31)            --          (0.87)            --             --
                                                             ---------------------------------------------------------------------
    Total distributions                                        (2.39)         (0.04)         (0.93)         (0.06)         (0.06)
                                                             ---------------------------------------------------------------------
Net asset value at end of period                               15.98          21.06          17.41          15.39          17.73
                                                             =====================================================================
Total return (%)                                              (13.66)         21.22          19.96         (12.88)         31.03

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                             0.49           0.49 1         0.49           0.49           0.52
Expense reductions reflected in above ratio                     0.12           0.16           0.30           0.32           0.37
Ratio of net investment income to
 average net assets                                             0.49           0.44           0.33           0.35           0.53
Portfolio turnover rate                                           49             54             41             40             23
Net assets, end of period ($ x 1,000,000)                        804            803            452            480            410


1 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

                                                             11/1/00 -      11/1/99 -      11/1/98 -      11/1/97 -    5/19/97 1 -
SELECT SHARES(R)                                             10/31/01       10/31/00       10/31/99       10/31/98     10/31/97
----------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         21.09          17.44          15.41          17.75          14.50
                                                             ---------------------------------------------------------------------
Income or loss from investment operations:
    Net investment income                                       0.11           0.11           0.07           0.08           0.02
    Net realized and unrealized gains or losses                (2.78)          3.61           2.90          (2.35)          3.23
                                                             ---------------------------------------------------------------------
    Total income or loss from investment
     operations                                                (2.67)          3.72           2.97          (2.27)          3.25
Less distributions:
    Dividends from net investment income                       (0.11)         (0.07)         (0.07)         (0.07)            --
    Distributions from net realized gains                      (2.31)            --          (0.87)            --             --
                                                             ---------------------------------------------------------------------
    Total distributions                                        (2.42)         (0.07)         (0.94)         (0.07)            --
                                                             ---------------------------------------------------------------------
Net asset value at end of period                               16.00          21.09          17.44          15.41          17.75
                                                             =====================================================================
Total return (%)                                              (13.56)         21.37          20.14         (12.81)         22.41 2

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses
  to average net assets                                         0.38           0.38 4         0.38           0.38           0.38 3
Expense reductions reflected in above ratio                     0.08           0.12           0.27           0.33           0.52 3
Ratio of net investment income to
 average net assets                                             0.60           0.55           0.44           0.46           0.56 3
Portfolio turnover rate                                           49             54             41             40             23
Net assets, end of period ($ x 1,000,000)                        727            757            447            150             81

1   Commencement of operations.

2   Not annualized.

3   Annualized.

4 Would have been 0.39% if certain non-routine expenses (proxy fees) had been included.


                See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS

As of October 31, 2001

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  New holding (since 10/31/00)

 o  Non-income producing security

 =  Collateral for open futures contracts

 !  Security is valued at fair value (see Accounting Policies)

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.9%             COMMON STOCK
                   Market Value: $1,528,756
                   Cost: $1,705,694

  0.1%             SHORT TERM INVESTMENTS
                   Market Value: $1,731
                   Cost: $1,731

  0.0%             U.S. TREASURY OBLIGATION
                   Market Value: $155
                   Cost: $155

-------------------------------------------

100.0%             TOTAL INVESTMENTS
                   Market Value: $1,530,642
                   Cost: $1,707,580


COMMON STOCK 99.9% of investments

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)
      AEROSPACE / DEFENSE  0.6%
      -----------------------------------------------------
   o+ ESCO Technologies, Inc.    35,600                 988
      GenCorp., Inc.    116,700                       1,389
    + Kaman Corp., Class A    60,200                    814
   o+ Moog, Inc., Class A     35,850                    779
    o Sequa Corp., Class A     28,900                 1,286
   o+ Teledyne Technologies, Inc.    85,000           1,289
    o Trimble Navigation Ltd.    65,500               1,153
    o Veeco Instruments, Inc.    69,270               1,764
                                                     ------
                                                      9,462

      AIR TRANSPORTATION  0.6%
      -----------------------------------------------------
      AAR Corp.    71,400                               543
   o+ AirTran Holdings, Inc.    183,300                 693
    o Alaska Air Group, Inc.    71,900                1,754
    o America West Holdings Corp.,
      Class B     86,700                                173
    o Atlantic Coast Airlines Holdings,
      Inc.    118,400                                 2,224
    o EGL, Inc.    130,300                            1,575
   o+ Frontier Airlines, Inc.    74,450                 814
   o+ Mesa Air Group, Inc.    92,000                    492
   o+ Mesaba Holdings, Inc.    52,200                   352
                                                     ------
                                                      8,620

      ALCOHOLIC BEVERAGES  0.4%
      -----------------------------------------------------
    o Constellation Brands, Inc.,
      Class A    116,400                              4,777
    o The Robert Mondavi Corp.,
      Class A    24,000                                 737
                                                     ------
                                                      5,514

      APPAREL  2.0%
      -----------------------------------------------------
    + Brown Shoe Co., Inc.    47,500                    522
    o The Buckle, Inc.    56,650                      1,028
   o+ Charlotte Russe Holding, Inc.    56,100           797
    o Chico's FAS, Inc.    74,149                     1,928
    o The Children's Place Retail
      Stores, Inc.    72,500                          1,723
   o+ Christopher & Banks Corp.    46,400             1,529
    o The Dress Barn, Inc.    51,900                  1,175
    o Footstar, Inc.    56,500                        1,887
    o Genesco, Inc.    60,900                         1,111
   o+ The Gymboree Corp.    68,100                      589
      Kellwood Co.    61,200                          1,193
    o Kenneth Cole Productions, Inc.,
      Class A    53,550                                 627
    o The Men's Wearhouse, Inc.    113,450            2,254
    o Nautica Enterprises, Inc.    88,600             1,074
    o Pacific Sunwear of California    88,525         1,217
    + Phillips-Van Heusen Corp.    75,400               644
    o Polo Ralph Lauren Corp.    86,700               1,909
    o Quiksilver, Inc.    61,650                        812
      Russell Corp.    87,800                         1,082


See the Financial Notes, which are integral to this information.

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)

    + Stride Rite Corp.    110,800                      685
   o+ Too, Inc.    86,000                             2,288
    o Unifi, Inc.    145,000                          1,095
   o+ Wet Seal, Inc., Class A    58,550               1,191
      Wolverine World Wide, Inc.    114,300           1,684
                                                     ------
                                                     30,044

      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  2.2%
      -----------------------------------------------------
      A.O. Smith Corp., Class B    62,800               992
    + Arctic Cat, Inc.    64,300                      1,042
    + ArvinMeritor, Inc.    179,000                   2,689
      Bandag, Inc.    57,900                          1,517
      BorgWarner, Inc.    71,817                      3,068
      Cooper Tire & Rubber Co.    196,900             2,601
    o Copart, Inc.    151,400                         4,444
      Fleetwood Enterprises, Inc.    77,600             778
      Modine Manufacturing Co.    91,500              1,899
    o Monaco Coach Corp.    78,300                    1,402
      Myers Industries, Inc.    65,475                  846
      Oshkosh Truck Corp.    46,000                   1,762
      Polaris Industries, Inc.    64,000              2,877
      Superior Industries International,
      Inc.    70,900                                  2,343
    o Tower Automotive, Inc.    117,500                 719
   o+ United Rentals, Inc.    191,000                 3,486
      Winnebago Industries, Inc.    57,900            1,409
                                                     ------
                                                     33,874

      BANKS  6.3%
      -----------------------------------------------------
    + Alabama National Bancorp    33,000              1,010
      Anchor Bancorp Wisconsin,
      Inc.    61,400                                    967
    + Boston Private Financial Holdings,
      Inc.    45,500                                    924
      Chemical Financial Corp.    59,626              1,627
      Chittenden Corp.    89,625                      2,217
      Community First Bankshares,
      Inc.    113,700                                 2,731
      Corus Bankshares, Inc.    40,600                1,701
    + Dime Community Bancshares    48,300             1,171
    + East-West Bancorp, Inc.    62,700               1,416
      FNB Corp.    71,799                             1,749
      First Bancorp Puerto Rico    72,000             1,978
      First Busey Corp., Class A    38,400              732
    + First Charter Corp.    85,200                   1,389
      First Citizens Bancshares,
      Class A    31,700                               2,980
      First Commonwealth Financial
      Corp.    158,600                                1,776
    + First Federal Capital Corp.    50,000             736
      First Financial Bancorp.    129,630             2,009
      First Financial Bancshares, Inc.    33,625      1,004
    + First Merchants Corp.    35,445                   815
    + First Midwest Bancorp., Inc.    112,800         3,770
   o+ Firstfed Financial Corp.    47,100              1,047
      Frontier Financial Corp.    57,300              1,571
    + GBC Bancorp California    33,700                  938
      Hancock Holding Co.    29,045                   1,130
      Harbor Florida Bancshares,
      Inc.    68,900                                  1,154
    + Harleysville National Corp.    48,800           1,044
    + Hudson United Bancorp.    128,826               3,348
      Independence Community
      Bank    161,800                                 3,935
      Integra Bank Corp.    47,770                    1,044
      Irwin Financial Corp.    59,300                   919
      MAF Bancorp., Inc.    62,725                    1,756
    + Mid-America Bancorp.    31,900                    750
      Mid-State Bancshares    60,800                    973
      National Penn Bancshares,
      Inc.    54,303                                  1,254
    + NBT Bancorp., Inc.    66,400                      881
  (3) New York Community Bancorp.,
      Inc.    288,208                                 7,225
    + OceanFirst Financial Corp.    29,700              726
      Park National Corp.    38,620                   3,543
      PFF Bancorp., Inc.    37,600                      940
      Provident Bankshares Corp.    69,594            1,532
      Republic Bancorp.    134,000                    1,976
      Riggs National Corp.,
      Washington D.C.    76,700                       1,085
      S&T Bancorp., Inc.    74,800                    1,741
      The South Financial Group,
      Inc.    115,700                                 1,845


                See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of October 31, 2001

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)

      Sterling Bancshares, Inc.    115,950            1,381
      Susquehanna Bancshares,
      Inc.    108,775                                 2,301
      Texas Regional Bancshares, Inc.,
      Class A    45,530                               1,525
      The Trust Co. of New Jersey    50,400           1,237
      Trustco Bank Corp.    194,220                   2,315
    + UCBH Holdings, Inc.    52,800                   1,531
      UMB Financial Corp.    59,518                   2,501
      United Bankshares, Inc.    115,300              3,136
      United Community Financial
      Corp.    96,800                                   668
      United National Bancorp.    42,900              1,048
      Wesbanco, Inc.    48,700                          929
      Whitney Holding Corp.    73,600                 2,890
                                                     ------
                                                     96,521

      BUSINESS MACHINES & SOFTWARE  4.3%
      -----------------------------------------------------
    o Activision, Inc.    93,300                      3,373
   o+ Adaptec, Inc.    270,300                        3,257
      Analogic Corp.    37,300                        1,380
   o+ AremisSoft Corp.    103,700                        73
    o Artesyn Technologies, Inc.    100,700             726
    o Ascential Software Corp.    790,100             2,987
    o Auspex Systems, Inc.    121,900                   219
    o Avocent Corp.    121,686                        2,271
    o Black Box Corp.    53,000                       2,387
    o Borland Software Corp.    174,000               1,947
   o+ CACI International, Inc.,
      Class A     33,000                              2,053
    o Concurrent Computer Corp.    165,200            1,939
      Fair, Isaac & Co., Inc.    62,150               2,955
      IKON Office Solutions, Inc.    389,100          3,770
    o Ingram Micro, Inc., Class A    210,600          2,696
   o+ Input/Output, Inc.    140,200                   1,129
   o+ Intergraph Corp.    134,000                     1,434
    o Interland, Inc.    259,500                        379
    o InterVoice-Brite, Inc.    90,800                1,131
    o Iomega Corp.    173,760                         1,215
    o LTX Corp.    132,200                            2,176
    o Maxtor Corp.    648,600                         3,178
    o MICROS Systems, Inc.    46,800                  1,010
   o+ MIPS Technology, Inc.,
      Class A    106,800                                999
    o Netegrity, Inc.    84,850                         996
    o ProQuest Co.    66,200                          2,264
    o Renaissance Learning, Inc.    96,800            3,166
   o+ S1 Corp.    159,700                             1,661
    o SCM Microsystems, Inc.    39,900                  323
   o+ Silicon Graphics, Inc.    501,300                 872
    o Stellent, Inc.    61,000                        1,250
o+(7) Storage Technology Corp.    286,800             5,383
    o Systems & Computer
      Technology Corp.    87,900                      1,077
   o+ The Titan Corp.    169,300                      4,424
                                                     ------
                                                     66,100

      BUSINESS SERVICES  10.3%
      -----------------------------------------------------
    + Aaron Rents, Inc.    54,000                       942
      Aaron Rents, Inc., Class A    53,200              798
      ABM Industries, Inc.    67,100                  1,832
    o Actel Corp.    63,900                           1,185
    o Actuate Corp.    161,300                          669
   o+ Administaff, Inc.    74,500                     1,675
    o Advent Software, Inc.    92,400                 3,564
    o Advo, Inc.    57,000                            2,056
    + American Management
      Systems, Inc.    113,700                        1,499
    o Aspen Technology, Inc.    83,600                1,108
    o Avant! Corp.    100,100                         1,012
    o BindView Development
      Corp.    130,200                                  148
   o+ Bottomline Technologies,
      Inc.    35,800                                    251
      Bowne & Co., Inc.    89,300                       933
      Brady Corp., Class A    63,900                  2,020
   o+ Bright Horizons Family Solutions,
      Inc.    32,700                                    831
   o+ Cacheflow, Inc.    110,500                        222
   o+ Career Education Corp.    122,800               3,201
   o+ Carreker Corp.    45,200                          179
    o CDI Corp.    51,000                               898
    + Chemed Corp.    25,900                            734


See the Financial Notes, which are integral to this information.

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES               ($ x 1,000)

   o+ Ciber, Inc.    154,000                          1,032
  !o+ Clarent Corp.    105,200                           --
   o+ Coinstar, Inc.    56,600                        1,045
   o+ Corporate Executive Board Co.    96,900         2,962
    o Covansys Corp.    75,900                          584
    o Dendrite International, Inc.    96,250            955
   o+ Digex, Inc.    63,100                             106
    o Echelon Corp.    107,000                        1,455
    o Eclipsys Corp.    119,600                       1,494
   o+ Education Management Corp.    84,900            2,929
   o+ Entrust, Inc.    170,700                          768
    o F.Y.I., Inc.    46,100                          1,657
    o FileNet Corp.    94,800                         1,381
    o Forrester Research, Inc.    60,600                979
   o+ Freemarkets, Inc.    108,000                    1,444
      G&K Services, Inc., Class A    58,150           1,606
   o+ Gartner Group, Inc., Class A    145,400         1,322
   o+ Gartner Group, Inc., Class B    236,200         2,102
    o Gtech Holdings Corp.    84,200                  3,360
   o+ Heidrick & Struggles International,
      Inc.    52,200                                    791
   o+ HNC Software, Inc.    95,600                    1,654
   o+ Horizon Offshore, Inc.    60,900                  523
    o Hyperion Solutions Corp.    88,245              1,324
   o+ Identix, Inc.    92,500                           642
    o IDT Corp.    72,300                               799
    o IDX Systems Corp.    76,400                       753
   o+ Impath, Inc.    43,300                          1,596
    o Infocus Corp.    107,300                        2,077
   o+ Integrated Silicon Solutions,
      Inc.    72,300                                    751
    o Interactive Data Corp.    250,700               3,364
   o+ Intertrust Technologies Corp.    242,400          303
      John H. Harland Co.    80,000                   1,550
   o+ KANA Software, Inc.    245,100                    216
   o+ Keane, Inc.    185,000                          2,620
   o+ Korn/Ferry International    90,600                652
    o Kronos, Inc.    36,150                          2,075
    o Learning Tree International, Inc.    51,800     1,090
   o+ Legato Systems, Inc.    243,600                 2,044
   o+ Mapinfo Corp.    38,100                           346
    o MAXIMUS, Inc.    58,900                         2,422
    o MemberWorks, Inc.    32,000                       288
      Mentor Corp.    66,800                          1,865
    o Mercury Computer Systems, Inc.    61,300        2,891
    o Modis Professional Services, Inc.    268,200    1,405
    o MRO Software, Inc.    59,100                      780
   o+ Multex.com, Inc.    82,900                        579
    + National Service Industries,
      Inc.    113,100                                 2,006
   o+ NCO Group, Inc.    69,500                       1,136
   o+ Netscout Systems, Inc.    76,100                  398
o+(4) Network Associates, Inc.    375,300             7,206
    o NYFIX, Inc.    77,150                           1,373
   o+ Oak Technology, Inc.    145,800                 1,457
    o On Assignment, Inc.    61,800                   1,002
   o+ Onyx Software Corp.    103,500                    391
 o(1) PanAmSat Corp.    411,300                       8,711
    o Paxar Corp.    116,035                          1,282
    o PDI, Inc.    39,600                             1,108
   o+ Perot Systems Corp.,
      Class A    273,900                              4,643
    o Phoenix Technologies Ltd.    67,600               619
      Pittston Brink's Group    142,200               2,737
   o+ Planar Systems, Inc.    35,000                    509
   o+ Portal Software, Inc.    474,100                  901
    o Pre-Paid Legal Services, Inc.    58,300           889
    o ProBusiness Services, Inc.    66,000            1,154
   o+ Profit Recovery Group
      International, Inc.    126,600                    874
    o Progress Software Corp.    97,800               1,446
   o+ Prosofttraining.com    56,600                      25
    o Proxim, Inc.    62,400                            422
   o+ PurchasePro.com, Inc.    191,000                   94
    o R.H. Donnelley Corp.    83,100                  2,194
    o Radiant Systems, Inc.    73,200                   484
    o RadiSys Corp.    45,100                           621
    o Rural Cellular Corp., Class A    29,600           672
   o+ SBS Technologies, Inc.    38,600                  592
    o Seachange International, Inc.    61,650         1,517


                See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of October 31, 2001

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)
    o Seacor Smit, Inc.    54,450                     2,158
   o+ Silverstream Software, Inc.    55,400             227
    o SONICblue, Inc.    221,400                        235
      Standard Register Co.    76,200                 1,234
   o+ Stericycle, Inc.    44,800                      2,150
      Strayer Education, Inc.    42,900               2,060
    o Sylvan Learning Systems,
      Inc.    105,000                                 2,352
   o+ Take-Two Interactive Software
      Corp.    91,900                                 1,280
    o Tetra Tech, Inc.    112,175                     2,903
    o Transaction Systems Architects,
      Inc., Class A    100,000                          972
    o Unify Corp.    38,300                              10
    o URS Corp.    47,900                             1,073
   o+ Va Linux Systems, Inc.    138,000                 168
   o+ Ventiv Health, Inc.    61,900                     246
   o+ Verity, Inc.    93,500                            993
   o+ VerticalNet, Inc.    252,200                      351
    o Volt Information Sciences,
      Inc.    40,100                                    463
      Wabtec Corp.    118,921                         1,451
      The Wackenhut Corp.,
      Class A    40,600                               1,049
      Wallace Computer Services,
      Inc.    112,900                                 1,750
    o Washington Group International,
      Inc.    129,500                                    13
                                                    -------
                                                    157,939

      CHEMICAL  2.5%
      -----------------------------------------------------
      A. Schulman, Inc.    78,000                       928
   =o Airgas, Inc.    184,000                         2,475
      Albemarle Corp.    125,800                      2,508
    + Arch Chemicals, Inc.    62,000                  1,239
      Cambrex Corp.    69,800                         2,583
      Chemfirst, Inc.    38,700                         790
    + Crompton Corp.    307,800                       2,232
      Ferro Corp.    92,500                           2,035
    + GenTek, Inc.    52,100                             71
    + Georgia Gulf Corp.    86,800                    1,542
      H.B. Fuller Co.    40,500                       2,083
    o International Specialty Products,
      Inc.    176,900                                 1,424
      MacDermid, Inc.    85,900                       1,170
    + Millennium Chemicals, Inc.    172,500           1,644
      Olin Corp.    118,100                           1,769
    + Omnova Solutions, Inc.    107,400                 648
      PolyOne Corp.    254,400                        2,175
      Rollins, Inc.    83,300                         1,354
    + RPM, Inc.    280,043                            3,403
   o+ SurModics, Inc.    46,100                       1,650
   o+ Symyx Technologies, Inc.    84,200              1,321
      Tredegar Corp.    105,200                       1,867
      WD-40 Co.    41,200                               928
      Wellman, Inc.    87,000                         1,097
                                                    -------
                                                     38,936

      CONSTRUCTION  2.1%
      -----------------------------------------------------
   o+ Beazer Homes USA, Inc.    24,100                1,101
      Centex Construction Products,
      Inc.    51,600                                  1,698
   o+ CoorsTek, Inc.    28,100                          745
    o Dal-Tile International, Inc.    153,200         2,483
    o Dycom Industries, Inc.    116,200               1,389
      Elcor Corp.    52,350                           1,228
   o+ EMCOR Group, Inc.    42,800                     1,674
      Florida Rock Industries,
      Inc.    76,200                                  2,149
      Granite Construction, Inc.    113,925           2,837
    o Insituform Technologies, Inc.,
      Class A    74,000                               1,418
    + Interface, Inc., Class A    136,500               547
    o McDermott International,
      Inc.    167,700                                 1,778
      MDC Holdings, Inc.    65,840                    1,756
    o NCI Building Systems, Inc.    50,300              666
    o Palm Harbor Homes, Inc.    64,200               1,429
      The Ryland Group, Inc.    37,200                1,990
    o Simpson Manufacturing Co.,
      Inc.    35,300                                  1,814
      Standard Pacific Corp.    84,500                1,542


See the Financial Notes, which are integral to this information.

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)

      Texas Industries, Inc.    56,300                1,695
    + USG Corp.    112,900                              609
      Walter Industries, Inc.    120,600              1,265
   o+ Wesco International, Inc.    107,900              529
                                                    -------
                                                     32,342

      CONSUMER: DURABLE  1.1%
      -----------------------------------------------------
    o Furniture Brands International,
      Inc.    138,300                                 3,321
    o Genlyte Group, Inc.    38,200                   1,024
      Kimball International, Inc.,
      Class B    105,100                              1,218
      La-Z-Boy, Inc.    164,900                       2,942
   o+ Linens 'N Things, Inc.    112,200               2,042
    o Rent-A-Center, Inc.    74,600                   2,033
      SLI, Inc.    92,250                               231
    + Sturm, Ruger & Co., Inc.    71,400                835
    + Thomas Industries, Inc.    42,800                 994
      Toro Co.    37,000                              1,587
                                                    -------
                                                     16,227

      CONSUMER: NONDURABLE  3.8%
      -----------------------------------------------------
    + American Greetings Corp.,
      Class A    174,600                              2,448
      Applebee's International,
      Inc.    102,150                                 3,075
      CBRL Group, Inc.    151,600                     3,807
    o CEC Entertainment, Inc.    77,500               3,002
   o+ Championship Auto Racing
      Teams, Inc.    43,000                             550
    + Churchill Downs, Inc.    34,800                   891
      Dover Downs Entertainment,
      Inc.    101,800                                 1,222
   o+ Factory 2-U Stores, Inc.    33,800                478
    o Fossil, Inc.    80,600                          1,462
    o IHOP Corp.    56,700                            1,449
   o+ Isle of Capris Casinos, Inc.    81,000            735
    o Jack in the Box, Inc.    108,400                2,667
    + Lancaster Colony Corp.    103,900               3,238
      The Marcus Corp.    79,925                      1,015
    o Midway Games, Inc.    103,166                   1,642
   o+ O'Charleys, Inc.    49,800                        796
      Oneida Ltd.    43,800                             561
   o+ P.F. Chang's China Bistro,
      Inc.    33,100                                  1,312
    o Papa John's International,
      Inc.    62,400                                  1,738
   o+ Rare Hospitality International
      Inc.    57,700                                  1,052
      Regis Corp.    113,750                          2,418
      Ruby Tuesday, Inc.    176,848                   3,049
      Russ Berrie & Co., Inc.    54,400               1,426
    o Ryan's Family Steak Houses,
      Inc.    82,300                                  1,481
   o+ SCP Pool Corp.    69,750                        1,621
   o+ Service Corp. International    795,300          5,066
    o Sonic Corp.    73,700                           2,470
    o The Topps Co., Inc.    119,300                  1,223
    o Trans World Entertainment
      Corp.    112,650                                  939
    o Triarc Cos., Inc.    59,900                     1,384
      Tupperware Corp.    157,500                     3,211
   o+ World Wrestling Federation
      Entertainment, Inc.    49,000                     552
                                                    -------
                                                     57,980

      CONTAINERS  0.2%
      -----------------------------------------------------
    + AEP Industries, Inc.    20,900                    419
   o+ Crown Cork & Seal Co.,
      Inc.    332,500                                   605
      Greif Brothers Corp.,
      Class A    61,100                               1,515
   o+ Mobile Mini, Inc.    40,200                     1,253
                                                    -------
                                                      3,792

      ELECTRONICS  8.5%
      -----------------------------------------------------
   o+ Allen Telecom, Inc.    75,900                     569
    o Alliance Semiconductor
      Corp.    117,000                                  965
 o(8) Alliant Techsystems, Inc.    60,300             5,262
   o+ American Superconductor
      Corp.    54,300                                   579
    o Anadigics, Inc.    81,200                       1,207
   o+ Anaren Microwave, Inc.    60,400                  924
    o Anixter International, Inc.    99,900           2,478
   o+ Aspect Communications


                See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of October 31, 2001

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)

      Corp.    138,300                                  310
   o+ AstroPower, Inc.    39,600                      1,525
    o Asyst Technologies, Inc.    94,600                861
    o ATMI, Inc.    83,700                            1,595
   o+ Avid Technology, Inc.    68,000                   611
    o Aware, Inc.    58,200                             269
   o+ AXT, Inc.    58,500                               639
      Belden, Inc.    66,600                          1,333
    o Benchmark Electronics,
      Inc.    52,600                                    897
    o Brooks Automation, Inc.    47,400               1,530
      C&D Technologies, Inc.    72,300                1,498
    o C-COR.net Corp.    86,500                         593
    o Cable Design Technologies
      Corp.    120,475                                1,540
   o+ Caliper Technologies Corp.    65,900              795
   o+ Celeritek, Inc.    31,000                         391
   o+ Checkpoint Systems, Inc.    84,700                886
    o Coherent, Inc.    77,800                        2,062
      Cohu, Inc.    55,400                              967
   o+ CommScope, Inc.    141,200                      2,760
    o Computer Network Technology
      Corp.    81,400                                 1,188
    o Cox Radio, Inc., Class A    112,800             2,448
    + CTS Corp.    76,600                             1,237
    o Cyberonics, Inc.    58,300                        916
    o Cymer, Inc.    82,800                           1,731
    o Dionex Corp.    60,300                          1,447
    o DMC Stratex Networks, Inc.    192,100           1,047
    o DSP Group, Inc.    71,400                       1,499
    o Dupont Photomasks, Inc.    50,200               1,809
   o+ Electro Rent Corp.    65,000                      844
    o Electro Scientific Industries,
      Inc.    73,600                                  1,735
    o Electroglas, Inc.    55,800                       699
   o+ Electronics for Imaging,
      Inc.    148,500                                 2,922
   o+ Esterline Technologies
      Corp.    57,400                                   776
    o Exar Corp.    107,800                           2,430
   o+ Excel Technology, Inc.    30,700                  477
    o General Semiconductor,
      Inc.    103,100                                 1,093
   o+ Glenayre Technologies,
      Inc.    158,200                                   185
      Harman International Industries,
      Inc.    89,800                                  2,968
   o+ Harmonic, Inc.    159,565                       1,288
    o Hearst-Argyle Television,
      Inc.    251,600                                 4,680
    o Hutchinson Technology,
      Inc.    69,000                                  1,254
   o+ Imation Corp.    98,000                         2,055
   o+ Intermagnetics General
      Corp.    44,514                                 1,283
    + Keithley Instruments, Inc.    43,700              729
    o Kopin Corp.    176,500                          2,222
    o Kulicke & Soffa Industries, Inc.    134,200     2,036
    o Littelfuse, Inc.    54,000                      1,217
   o+ Loral Space & Communications
      Corp.    900,100                                1,161
    o MEMC Electronic Materials,
      Inc.    182,704                                   343
      Methode Electronics, Inc.,
      Class A    94,850                                 688
   o+ Microsemi Corp.    76,800                       2,688
    o MRV Communications, Inc.    208,100               903
   o+ Netro Corp.    141,700                            546
   o+ Novoste Corp.    45,000                           520
      Park Electrochemical Corp.    52,750            1,179
   o+ Parkervision, Inc.    37,900                      834
    o Paxson Communications Corp.    151,900          1,291
   o+ Pericom Semiconductor Corp.    69,200             931
    o Photronics, Inc.    83,600                      2,075
    o Pinnacle Systems, Inc.    135,500                 584
      Pioneer Standard Electronics,
      Inc.    73,500                                    653
    o Plexus Corp.    114,800                         2,870
    o Power Intergrations, Inc.    76,900             1,769
    o PRI Automation, Inc.    69,800                  1,147
    o Rayovac Corp.    89,200                         1,320
    o Remec, Inc.    121,550                          1,088


See the Financial Notes, which are integral to this information.

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)

   o+ Rogers Corp.    44,800                          1,485
   o+ Semitool, Inc.    76,000                          757
   o+ Silicon Image, Inc.    169,500                    215
   o+ Sipex Corp.    64,600                             556
   o+ Spectra-Physics, Inc.    45,500                   795
   o+ Standard Microsystems Corp.    43,500             435
   o+ Symmetricom, Inc.    62,350                       349
    + Thomas & Betts Corp.    158,600                 2,880
    o THQ, Inc.    60,700                             3,023
    o Three-Five Systems, Inc.    53,149                824
   o+ Tollgrade Communications, Inc.    38,500          981
    o Tweeter Home Entertainment
      Group, Inc.    62,200                             980
   o+ Valence Technology, Inc.    122,100               446
   o+ Varian Semiconductor
      Equipment    90,500                             2,719
   o+ Varian, Inc.    90,900                          2,303
      Vector Group Ltd.    86,474                     3,512
   o+ Viasat, Inc.    60,600                            897
   o+ Virata Corp.    174,000                         2,085
   o+ VISX, Inc.    154,900                           1,820
    o Western Digital Corp.    486,500                1,630
    o Zoran Corp.    49,200                           1,244
                                                    -------
                                                    129,787

      ENERGY: RAW MATERIALS  3.0%
      -----------------------------------------------------
      Arch Coal, Inc.    143,200                      3,158
    o Atwood Oceanics, Inc.    39,600                 1,208
      Cabot Oil & Gas Corp.,
      Class A    87,200                               2,102
   o+ Comstock Resources, Inc.    79,100                600
    o Dril-Quip, Inc.    48,200                         822
   o+ Energy Conversion Devices,
      Inc.    52,100                                    961
    o Evergreen Resources, Inc.    52,500             2,097
   o+ FuelCell Energy, Inc.    86,400                 1,350
    o Forest Oil Corp.    133,300                     3,652
    o Grey Wolf, Inc.    487,400                      1,409
    o Key Energy Services, Inc.    279,100            2,428
   o+ KEY Production Co., Inc.    39,000                608
    o Kirby Corp.    67,100                           1,724
      The Laclede Group, Inc.    53,100               1,211
    + Massey Energy Co.    201,900                    4,139
    o Newpark Resources, Inc.    180,200              1,101
   o+ Offshore Logistics, Inc.    59,600              1,189
    o Parker Drilling Co.    247,800                    805
    + Penn Virginia Corp.    25,600                     986
   o+ Plains Resources, Inc.    48,200                1,316
   o+ Prima Energy Corp.    34,200                      831
   o+ Range Resources Corp.    138,300                  620
   o+ Seitel, Inc.    69,300                            942
   o+ Southwestern Energy Co.    67,400                 795
   o+ Swift Energy Co.    67,500                      1,596
    o Tom Brown, Inc.    107,100                      2,501
   o+ Trico Marine Services, Inc.    95,800             615
   o+ Unit Corp.    97,800                            1,071
      USEC, Inc.    217,200                           1,423
      Western Gas Resources, Inc.    90,400           2,913
                                                    -------
                                                     46,173

      FOOD & AGRICULTURE  3.1%
      -----------------------------------------------------
    o American Italian Pasta Co.,
      Class A    49,800                               2,028
      Bob Evans Farms, Inc.    96,400                 1,813
   o+ Cadiz, Inc.    98,400                             846
      Coca-Cola Bottling Co.
      Consolidated    24,200                            926
    + Corn Products International,
      Inc.    98,800                                  2,974
    + Dean Foods Co.    99,650                        4,469
   o+ Del Monte Foods Co.    140,900                  1,169
      Delta & Pine Land Co.    106,900                1,930
      Dole Food Co., Inc.    152,100                  3,097
      Dreyer's Grand Ice Cream,
      Inc.    78,900                                  2,580
      Fleming Cos., Inc.    121,100                   2,919
    o Fresh Del Monte Produce,
      Inc.    146,800                                 1,930
    o Hain Celestial Group, Inc.    92,000            1,814
    + International Multifoods Corp.    50,200        1,093
    + Interstate Bakeries Corp.    137,000            3,229
    + J.M. Smucker Co.    67,200                      2,248
      Lance, Inc.    77,700                           1,037
    + Lindsay Manufacturing Co.    30,600               564


                See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of October 31, 2001

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)

    o Performance Food Group Co.    115,700           3,400
    o RalCorp. Holdings, Inc.    82,366               1,606
      Sensient Technologies Corp.    130,000          2,114
    o The Scotts Co., Class A    79,800               3,217
   o+ United Natural Foods, Inc.    50,400            1,043
                                                    -------
                                                     48,046

      GOLD  0.4%
      -----------------------------------------------------
 +(6) Homestake Mining Co.    721,500                 5,916

      HEALTHCARE / DRUGS & MEDICINE  12.9%
      -----------------------------------------------------
   o+ Abiomed, Inc.    58,200                         1,265
   o+ Acacia Research Corp.    48,900                   623
   o+ Accredo Health, Inc.    73,100                  2,494
 o(5) AdvancePCS Corp.    114,400                     6,952
   o+ Alexion Pharmaceuticals, Inc.    48,500           835
    o Alliance Pharmaceutical Corp.    25,440            86
   o+ Ameripath, Inc.    70,600                       1,985
   o+ Amylin Pharmaceuticals, Inc.    184,600         1,497
   o+ Aphton Corp.    42,400                            594
   o+ Arqule, Inc.    55,800                            513
      Arrow International, Inc.    60,200             2,291
   o+ Arthrocare Corp.    60,800                      1,201
   o+ Avant Immunotherapeutics,
      Inc.    157,300                                   535
    o Avigen, Inc.    52,500                            492
    o Beverly Enterprises, Inc.    283,400            2,123
   o+ Bio-Rad Laboratories, Inc.,
      Class A    33,500                               2,077
    o Bio-Technology General
      Corp.    156,600                                1,120
   o+ Biopure Corp.    68,000                         1,361
   o+ Biosite, Inc.    39,200                           612
   o+ Cell Genesys, Inc.    95,500                    1,709
   o+ Cell Therapeutics, Inc.    94,300               2,832
    o Cerus Corp.    44,900                           2,062
   o+ Cima Labs, Inc.    39,900                       2,157
    o Conmed Corp.    69,300                          1,169
      Cooper Cos., Inc.    40,400                     1,939
   o+ Corixa Corp.    110,600                         1,434
   o+ Corvel Corp.    30,900                            927
    o Covance, Inc.    158,500                        2,908
   o+ Cryolife, Inc.    53,600                        1,758
   o+ Cubist Pharmaceuticals,
      Inc.    78,400                                  3,160
   o+ CuraGen Corp.    129,900                        2,997
    o CV Therapeutics, Inc.    62,100                 2,449
      Datascope Corp.    42,200                       1,413
      Diagnostic Products
      Corp.    76,400                                 3,369
   o+ Edwards Lifesciences
      Corp.    161,100                                4,092
   o+ Emisphere Technologies,
      Inc.    50,600                                  1,217
    o Entremed, Inc.    48,500                          565
    o Enzo Biochem, Inc.    69,865                    1,434
   o+ Genaissance Pharmaceuticals,
      Inc.    58,600                                    350
   o+ Gene Logic, Inc.    71,200                        954
   o+ Genta, Inc.    149,500                          2,059
   o+ Gentiva Health Service    62,000                1,054
   o+ Genzyme Transgenics Corp.    77,200               271
   o+ Geron Corp.    57,800                             672
   o+ Guilford Pharmaceuticals, Inc.    81,500          885
    o Haemonetics Corp.    70,700                     2,694
      Hooper Holmes, Inc.    175,900                  1,205
   o+ I-Stat Corp.    53,000                            331
    o Idexx Laboratories, Inc.    88,900              2,240
   o+ Ilex Oncology, Inc.    73,300                   1,914
   o+ Immunogen, Inc.    106,500                      1,543
   o+ Immunomedics, Inc.    135,300                   2,476
   o+ Inamed Corp.    55,600                          1,059
      Invacare Corp.    84,700                        2,837
    o Isis Pharmaceuticals, Inc.    115,500           2,398
    o KV Pharmaceutical Co.,
      Class A    82,650                               2,089
   o+ LifePoint Hospitals, Inc.    107,400            3,349
    o Ligand Pharmaceuticals, Inc.,
      Class B    72,800                                 981
   o+ Martek Biosciences Corp.    53,800              1,100
   o+ Matrix Pharmaceuticals, Inc.    69,400             50
   o+ Maxygen, Inc.    92,900                         1,341
    o Mid Atlantic Medical Services,
      Inc.    131,200                                 2,434


See the Financial Notes, which are integral to this information.

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)

   o+ Molecular Devices Corp.    45,000                 729
    o Myriad Genetics, Inc.    65,200                 2,999
    o NBTY, Inc.    177,700                           1,516
   o+ Neose Technologies, Inc.    40,100              1,177
   o+ Neurocrine Biosciences, Inc.    71,400          3,004
   o+ Neurogen Corp.    47,400                          911
   o+ Noven Pharmacuticals, Inc.    62,000            1,329
   o+ NPS Pharmacuticals, Inc.    84,000              3,035
   o+ OraSure Technologies, Inc.    99,800            1,041
   o+ Organogenesis, Inc.    89,900                     349
      Owens & Minor, Inc.    92,700                   1,632
   o+ PacifiCare Health Systems, Inc.    90,200       1,494
   o+ Parexel International Corp.    66,300             990
   o+ Pediatrix Medical Group, Inc.    63,700         1,850
    o Perrigo Co.    202,500                          2,995
    o Pharmaceutical Product
      Development, Inc.    141,900                    3,784
    o Pharmacopeia, Inc.    63,900                    1,010
    o Pharmacyclics, Inc.    44,900                     976
   o+ PolyMedica Corp.    35,300                        582
    o Province Healthcare Co.    85,100               2,344
    o PSS World Medical, Inc.    195,000              1,761
   o+ Regeneration Technologies,
      Inc.    57,300                                    623
   o+ Regeneron Pharmaceuticals,
      Inc.    120,400                                 2,661
   o+ RehabCare Group, Inc.    47,100                 1,196
    o Renal Care Group, Inc.    131,100               4,117
   o+ Respironics, Inc.    82,400                     2,775
   o+ Scios, Inc.    125,100                          2,890
   o+ Serologicals Corp.    65,700                    1,160
o(10) SICOR, Inc.    274,900                          5,154
      Spartech Corp.    74,800                        1,533
    o Steris Corp.    186,900                         4,187
   o+ Sunrise Assisted Living, Inc.    60,200         1,799
    o SuperGen, Inc.    87,700                          897
   o+ Sybron Dental Specialties,
      Inc.    103,700                                 2,126
    o Syncor International Corp.    67,000            1,943
   o+ Targeted Genetics Corp.    113,100                305
    o Techne Corp.    114,500                         3,451
   o+ Texas Biotech Corp.    117,400                    679
   o+ Thoratec Corp.    152,400                       2,972
   o+ Titan Pharmaceuticals, Inc.    65,900             471
    o Transkaryotic Therapies, Inc.    71,900         2,737
 o(9) Triad Hospitals, Inc.    193,197                5,197
   o+ Trimeris, Inc.    47,800                        1,898
   o+ TriPath Imaging, Inc.    98,500                   592
    o US Oncology, Inc.    241,872                    1,270
   o+ Ventana Medical Systems    45,200                 958
    o Vical, Inc.    53,400                             686
   o+ Vion Pharmaceuticals, Inc.    68,400              375
      West Pharmaceutical Services,
      Inc.    40,500                                    988
   o+ Xoma Ltd.    188,000                            1,404
   o+ Zoll Medical Corp.    26,400                      891
                                                    -------
                                                    197,976

      HOUSEHOLD PRODUCTS  0.6%
      -----------------------------------------------------
      Church & Dwight Co., Inc.    108,200            2,813
    + The Dial Corp.    259,400                       4,327
    o Playtex Products, Inc.    164,700               1,614
                                                    -------
                                                      8,754

      INSURANCE  3.9%
      -----------------------------------------------------
      Alfa Corp.    107,800                           2,296
      Amerus Group Co.    118,000                     3,572
      Argonaut Group, Inc.    58,700                    985
    + Baldwin & Lyons, Inc., Class B    32,100          719
      Brown & Brown, Inc.    85,300                   4,896
      CNA Surety Corp.    116,600                     1,627
      Commerce Group, Inc.    94,800                  3,455
      Delphi Financial Group, Inc.,
      Class A    55,571                               1,689
      FBL Financial Group, Inc.,
      Class A    72,000                               1,235
      Great American Financial
      Resources, Inc.    116,650                      2,047
      Harleysville Group, Inc.    81,300              1,954
      Hilb, Rogal & Hamilton Co.    37,300            2,161
      Horace Mann Educators Corp.    111,300          2,109
      Kansas City Life Insurance Co.    32,300        1,201
    + LandAmerica Financial Group,
      Inc.    49,000                                  1,283


                See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of October 31, 2001

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)

      Liberty Corp.    53,500                         2,153
    + Midland Co.    24,800                             911
   o+ National Western Life Insurance Co.,
      Class A    9,500                                  969
      Nationwide Financial Services, Inc.,
      Class A    65,887                               2,241
    o Ohio Casualty Corp.    163,700                  2,496
   o+ Philadelphia Consolidated
      Holding Co.    50,900                           1,995
    + PMA Capital Corp., Class A    59,600              993
      Presidential Life Corp.    79,000               1,375
    o ProAssurance Corp.    71,296                    1,000
      RLI Corp.    26,975                             1,086
      Selective Insurance Group,
      Inc.    68,800                                  1,478
      State Auto Financial Corp.    105,300           1,486
    + Stewart Information Services
      Corp.    44,300                                   846
      Trenwick Group Ltd.    89,050                     691
    o Triad Guaranty, Inc.    38,500                  1,269
    o UICI    130,200                                 1,973
      W.R. Berkley Corp.    79,200                    4,214
      Zenith National Insurance Corp.    47,000       1,204
                                                    -------
                                                     59,609

      MEDIA  1.7%
      -----------------------------------------------------
    o Ackerly Group, Inc.    65,400                     880
    o Arris Group, Inc.    101,100                      595
      Banta Corp.    67,300                           1,955
    + Comcast Corp., Class A    61,500                2,194
    o Gaylord Entertainment Co.    90,500             1,882
      Grey Global Group, Inc.    3,000                1,716
   o+ Insight Communications Co.    136,900           2,806
    o Journal Register Co.    112,800                 1,940
    + Media General, Inc., Class A    64,100          2,667
    o Metromedia International Group,
      Inc.    252,200                                   270
      Penton Media, Inc.    84,000                      584
   o+ Price Communications Corp.    151,200           2,744
    + Pulitzer, Inc.    27,200                        1,268
   o+ Salem Communications Corp.,
      Class A    49,700                                 959
    o Sinclair Broadcast Group, Inc.,
      Class A    107,300                                792
   o+ UnitedGlobalCom, Inc.,
      Class A    216,400                                281
   o+ Valuevision International, Inc.,
      Class A    106,700                              1,455
    o Young Broadcasting, Inc.,
      Class A    46,600                                 713
                                                    -------
                                                     25,701

      MISCELLANEOUS  1.0%
      -----------------------------------------------------
   o+ Choice One Communications,
      Inc.    97,600                                    142
   o+ Direct Focus, Inc.    97,349                    2,368
   o+ Ditech Communications
      Corp.    77,700                                   323
   o+ Frontline Capital Group    93,800                  13
   o+ Intercept Group, Inc.    49,600                 1,771
    o ITT Educational Services, Inc.    66,350        2,525
    o MCSi, Inc.    35,400                              779
      Mine Safety Appliances Co.    36,400            1,554
   o+ Radio One, Inc., Class A    61,900                721
   o+ Spherion Corp.    160,000                       1,152
   o+ Trizetto Group, Inc.    120,800                 1,172
   o+ Williams Communications
      Group, Inc.    1,346,300                        2,248
                                                    -------
                                                     14,768

      MISCELLANEOUS FINANCE  3.0%
      -----------------------------------------------------
      1st Source Corp.    55,900                      1,168
      Advanta Corp., Class A    74,709                  613
      Amcore Financial, Inc.    69,950                1,533
      American Capital Strategies
      Ltd.    93,600                                  2,318
      Area Bancshares Corp.    65,400                 1,105
    o BOK Financial Corp.    139,055                  4,311
      Cathay Bancorp., Inc.    24,500                 1,443
    + Charter Municipal Mortgage
      Acceptance Co.    84,800                        1,342
      Commercial Federal Corp.    141,200             3,524


See the Financial Notes, which are integral to this information.

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES               ($ x 1,000)
   o+ CompuCredit Corp.    114,800                      706
      CVB Financial Corp.    75,402                   1,677
   o+ Espeed, Inc., Class A    58,700                   314
      Financial Federal Corp.    47,000               1,175
    + First Financial Holdings, Inc.    36,500          907
    + First Indiana Corp.    33,900                     823
      First Sentinel Bancorp., Inc.    86,091         1,037
      International Bancshares Corp.    74,125        2,760
    + Mississippi Valley Bancshares    25,400           963
    + NextCard, Inc.    143,600                         125
      Northwest Bancorp, Inc.    128,749              1,268
    o Ocwen Financial Corp.    182,800                1,572
      Pacific Capital Bancorp.    74,000              1,950
      Promistar Financial Corp.    40,690               910
    + Resource America, Inc.,
      Class A    50,500                                 485
    + Seacoast Financial Services
      Corp.    66,600                                   999
      Southwest Securities Group    48,462              848
      Staten Island Bancorp., Inc.    92,800          2,686
      Student Loan Corp.    55,200                    3,973
    + Tucker Anthony Sutro Corp.    68,400            1,639
      Value Line, Inc.    27,400                      1,143
                                                    -------
                                                     45,317

      NON-FERROUS METALS  0.7%
      -----------------------------------------------------
    + Brush Engineered Materials,
      Inc.    43,300                                    444
      Commercial Metals Co.    35,033                 1,060
    + Freeport-McMoran Copper & Gold,
      Inc., Class A    149,900                        1,500
    o Kaiser Aluminum Corp.    219,800                  396
      Minerals Technologies, Inc.    53,000           2,168
   o+ Mueller Industries, Inc.    90,500              2,620
      Reliance Steel & Aluminum Co.    85,375         1,976
   o+ RTI International Metals, Inc.    55,400          546
                                                    -------
                                                     10,710

      OIL: DOMESTIC  1.9%
      -----------------------------------------------------
    o CAL Dive International, Inc.    89,200          1,863
    o Global Industries Ltd.    253,600               1,793
    o Houston Exploration Co.    83,500               2,609
    + Magnum Hunter Resources, Inc.    97,500         1,072
    + McMoRan Exploration Co.    40,900                 249
   o+ Meridian Resource Corp.    124,000                528
    o Nuevo Energy Co.    45,500                        642
    + Patina Oil & Gas Corp.    60,400                1,628
      Pennzoil-Quaker State Co.    214,100            2,511
      Pogo Producing Co.    147,100                   4,019
    + Prize Energy Corp.    34,400                      590
   o+ Remington Oil & Gas Corp.    60,300             1,037
   o+ Spinnaker Exploration Co.    76,100             3,339
    + St. Mary Land & Exploration Co.    76,000       1,556
    o Stone Energy Corp.    71,040                    2,810
    o Superior Energy Services    187,800             1,484
   o+ Syntroleum Corp.    89,400                        461
    o Tesoro Petroleum Corp.    114,100               1,508
                                                    -------
                                                     29,699

      OPTICAL & PHOTO  0.3%
      -----------------------------------------------------
    + Concord Camera Corp.    73,300                    291
    o Oakley, Inc.    190,200                         2,031
    o Ocular Sciences, Inc.    65,300                 1,506
      Polaroid Corp.    117,200                          40
   o+ Zygo Corp.    47,500                              672
                                                    -------
                                                      4,540

      PAPER & FOREST PRODUCTS  1.0%
      -----------------------------------------------------
    o Buckeye Technologies, Inc.    83,900              743
      Caraustar Industries, Inc.    73,400              573
      Chesapeake Corp.    42,900                      1,215
      Longview Fibre Co.    140,500                   1,545
    + Louisiana-Pacific Corp.    284,800              2,051
      PH Glatfelter Co.    115,500                    1,732
    + Potlatch Corp.    76,900                        1,926
    + Rayonier, Inc.    74,000                        3,166
      Universal Forest Products,
      Inc.    53,300                                    906
      Wausau Mosinee Paper
      Corp.    139,825                                1,447
                                                    -------
                                                     15,304


                See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of October 31, 2001

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)
      PRODUCER GOODS & MANUFACTURING  7.3%
      -----------------------------------------------------
    o Advanced Energy Industries,
      Inc.    87,300                                  1,754
      AGCO Corp.    194,100                           2,244
    o Albany International Corp.,
      Class A    86,083                               1,679
      Ametek, Inc.    92,400                          2,495
      Applied Industrial Technologies,
      Inc.    54,600                                    904
      AptarGroup, Inc.    98,800                      2,974
    o Astec Industries, Inc.    51,400                  658
      Baldor Electric, Co.    93,520                  1,779
      Barnes Group, Inc.    51,500                    1,038
   o+ BE Aerospace, Inc.    86,100                      699
    + Briggs & Stratton Corp.    59,200               2,224
      Clarcor, Inc.    67,850                         1,669
   o+ Cognex Corp.    120,500                         2,287
    o Cuno, Inc.    44,900                            1,165
      Curtiss-Wright Corp.    27,500                  1,273
    o DiamondCluster International, Inc.,
      Class A    57,800                                 595
   o+ Elantec Semiconductor, Inc.    63,100           2,063
    o Encompass Services Corp.    162,756               498
      Federal Signal Corp.    125,400                 2,541
    o Flowserve Corp.    105,434                      2,465
      Franklin Electric Co., Inc.    16,100           1,238
   o+ Gardner Denver, Inc.    42,000                    867
      Graco, Inc.    85,355                           2,774
    + Harsco Corp.    109,900                         3,511
      Helix Technology Corp.    60,400                1,171
   o+ Hexcel Corp.    98,800                            339
      Hughes Supply, Inc.    66,350                   1,567
      IDEX Corp.    82,325                            2,396
    o Ionics, Inc.    47,700                          1,121
      JLG Industries, Inc.    114,200                 1,131
      Kaydon Corp.    83,000                          1,569
      Kennametal, Inc.    83,400                      2,934
    + Lennox International, Inc.    151,700           1,361
      Libbey, Inc.    42,100                          1,322
      Lincoln Electric Holdings, Inc.    117,10     0 2,478
    o Lone Star Technologies, Inc.    67,200          1,105
   o+ Magnetek, Inc.    60,500                          523
      Manitowoc Co., Inc.    66,162                   1,819
   o+ Mastec, Inc.    118,900                           547
      Matthews International Corp.,
      Class A    73,800                               1,701
    o Maverick Tube Corp.    91,600                   1,108
      Milacron, Inc.    91,200                        1,082
    o MSC Industrial Direct Co.,
      Class A    98,900                               1,622
      Nacco Industries, Inc.,
      Class A    18,850                                 986
      Nordson Corp.    89,800                         2,014
   o+ Oceaneering International,
      Inc.    63,600                                  1,240
    + Penn Engineering & Manufacturing
      Corp.    46,000                                   795
    + Pentair, Inc.    135,200                        4,293
    o Presstek, Inc.    89,800                          584
      Regal Beloit    56,100                            999
    + Robbins & Myers, Inc.    31,800                   871
      Roper Industries, Inc.    86,400                3,663
   o+ Safeguard Scientifics, Inc.    314,500            692
      Sauer-Danfoss, Inc.    128,300                    937
    o SPS Technologies, Inc.    36,000                1,076
    + Standex International Corp.    32,400             705
      Steelcase, Inc., Class A    87,300              1,139
      Stewart & Stevenson Services    78,300          1,157
      Tecumseh Products Co.,
      Class A    52,600                               2,406
      Tennant Co.    24,600                             859
    o Terex Corp.    74,900                           1,214
    + The Timken Co.    163,500                       2,202
    + Trinity Industries, Inc.    102,550             2,551
   o+ Triumph Group, Inc.    45,500                   1,169
    + U.S. Industries, Inc.    199,400                  409
    o UCAR International, Inc.    136,300               991
    o Ultratech Stepper, Inc.    59,800                 804
      Valmont Industries, Inc.    66,300              1,042
      Watsco, Inc.    71,300                            926


See the Financial Notes, which are integral to this information.

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)
      Watts Industries, Inc.,
      Class A    72,900                               1,010
    o WMS Industries, Inc.    88,500                  1,589
    + Woodward Governor Co.    31,000                 1,462
      York International Corp.    106,800             3,272
                                                    -------
                                                    111,347

      RAILROAD & SHIPPING  0.5%
      -----------------------------------------------------
    = Alexander & Baldwin, Inc.    112,000            2,494
   o+ Kansas City Southern Industries,
      Inc.    158,300                                 1,979
   o+ OMI Corp.    188,700                              762
      Overseas Shipholding Group,
      Inc.    94,800                                  2,360
                                                    -------
                                                      7,595

      REAL PROPERTY  0.2%
      -----------------------------------------------------
      LNR Property Corp.    67,600                    1,862
    o Trammell Crow Co.    97,100                       953
                                                    -------
                                                      2,815

      RETAIL  4.1%
      -----------------------------------------------------
    o 7-Eleven, Inc.    287,140                       2,900
    o 99 Cents Only Stores    141,600                 5,034
   o+ AnnTaylor Stores Corp.    80,200                1,764
    + Blockbuster, Inc., Class A    86,400            2,167
   o+ Borders Group, Inc.    218,000                  3,399
      Burlington Coat Factory Warehouse
      Corp.    119,740                                1,790
      Casey's General Stores, Inc.    133,900         1,667
    o Charming Shoppes, Inc.    277,500               1,324
      Claire's Stores, Inc.    132,475                1,602
   o+ Coldwater Creek, Inc.    28,300                   557
    o Cost Plus, Inc.    56,400                       1,097
    o Duane Reade, Inc.    62,500                     1,870
      Great Atlantic & Pacific Tea Co.,
      Inc.    106,000                                 1,969
   o+ HOT Topic, Inc.    57,300                       1,449
    o Insight Enterprises, Inc.    113,250            1,840
    o Intertan, Inc.    76,400                          684
   o+ Lands' End, Inc.    82,800                      2,653
      Longs Drug Stores Corp.    104,600              2,382
    o OfficeMax, Inc.    303,500                        865
    o PC Connection, Inc.    64,250                     732
      PETsMART, Inc.    313,300                       2,447
      Pier 1 Imports, Inc.    264,800                 2,915
o+(2) Rite Aid Corp.    1,351,700                     7,461
      Ruddick Corp.    127,200                        1,940
   o+ School Specialty, Inc.    47,500                1,470
      Spiegel, Inc., Class A    358,300               2,003
   o+ Stein Mart, Inc.    110,900                       884
    o United Stationers, Inc.    93,100               2,611
   o+ Zale Corp.    96,000                            2,748
                                                    -------
                                                     62,224

      STEEL  0.8%
      -----------------------------------------------------
    + AK Steel Holding Corp.    295,300               2,687
    + Allegheny Technologies, Inc.    220,940         3,270
      Carpenter Technology Corp.    61,600            1,340
    + Quanex Corp.    38,200                            991
    o Steel Dynamics, Inc.    123,500                 1,284
    + Worthington Industries, Inc.    231,900         3,015
                                                    -------
                                                     12,587

      TELEPHONE  1.3%
      -----------------------------------------------------
   o+ Adtran, Inc.    108,900                         2,526
   o+ Airgate PCS, Inc.    39,000                     2,007
   o+ Boston Communications
      Group    45,900                                   425
   o+ Commonwealth Telephone
      Enterprises, Inc.    65,400                     2,801
    + Covad Communications Group,
      Inc.    462,600                                   315
    + CT Communications, Inc.    50,400                 708
    + Hickory Tech Corp.    38,900                      593
    o IDT Corp., Class B    112,200                   1,116
   o+ Illuminet Holdings, Inc.    91,100              3,258
    o Interdigital Communications
      Corp.    139,600                                1,120
      ITC    159,200                                    103
    o Leap Wireless International,
      Inc.    99,900                                  1,486
   o+ Metro One Telecommunications
      Corp.    66,950                                 2,019
    o Mpower Holding Corp.    151,050                    41
    o NMS Communications Corp.    94,300                218
    o NTELOS, Inc.    46,700                            376
    o Optical Cable Corp.    149,150                    176
   o+ RCN Corp.    255,100                              804
                                                    -------
                                                     20,092


                See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of October 31, 2001

                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES              ($ x 1,000)
      TOBACCO  0.2%
      -----------------------------------------------------
    + Schweitzer-Mauduit International,
      Inc.    41,300                                    989
      Universal Corp.    74,300                       2,403
                                                    -------
                                                      3,392

      TRAVEL & RECREATION  1.3%
      -----------------------------------------------------
    o AMERCO, Inc.    60,900                          1,111
   !o American Classic Voyages
      Co.    52,800                                      --
    o Anchor Gaming, Inc.    42,700                   2,170
    o Argosy Gaming Co.    79,300                     2,302
    o Aztar Corp.    102,200                          1,467
    o Bally Total Fitness Holding
      Corp.    80,300                                 1,482
   o+ Boca Resorts, Inc., Class A    109,200          1,021
      Central Parking Corp.    96,700                 1,470
    o Choice Hotels International,
      Inc.    118,600                                 2,075
    o Dollar Thrifty Automotive Group,
      Inc.    64,500                                    758
    o Prime Hospitality Corp.    122,500              1,125
   o+ Speedway Motorsports, Inc.    115,600           2,709
    o Station Casinos, Inc.    174,100                1,429
    o Vail Resorts, Inc.    75,500                    1,266
                                                    -------
                                                     20,385

      TRUCKING & FREIGHT  1.4%
      -----------------------------------------------------
      Airborne, Inc.    131,000                       1,309
   o+ Arkansas Best Corp.    55,700                   1,310
      Arnold Industries, Inc.    67,100               1,451
    o Forward Air Corp.    60,400                     1,590
    o Heartland Express, Inc.    87,808               2,063
    o J.B. Hunt Transport Services,
      Inc.    95,150                                  1,307
    o Landstar Systems, Inc.    23,700                1,699
      Roadway Corp.    53,200                         1,450
    + Ryder Systems, Inc.    164,800                  3,082
      USFreightways Corp.    71,400                   2,221
      Werner Enterprises, Inc.    129,862             2,812
    o Yellow Corp.    64,800                          1,426
                                                    -------
                                                     21,720

      UTILITIES: ELECTRIC & GAS  4.4%
      -----------------------------------------------------
      AGL Resources, Inc.    149,000                  3,077
      American States Water Co.    27,100               905
      Atmos Energy Corp.    110,800                   2,388
      Avista Corp.    130,200                         1,561
      Black Hills Corp.    72,200                     1,983
      California Water Service Group    40,500        1,023
      CH Energy Group, Inc.    47,100                 1,883
      Cleco Corp.    124,200                          2,498
    o Covanta Energy Corp.    136,400                 1,776
    o El Paso Electric Co.    140,500                 1,911
      Empire District Electric Co.    47,900          1,017
      Energen Corp.    83,500                         2,046
      Hawaiian Electric Industries,
      Inc.    91,000                                  3,387
      Madison Gas & Electric Co.    46,900            1,145
      New Jersey Resources Corp.    49,500            2,227
      Northwest Natural Gas Co.    69,300             1,656
      Northwestern Corp.    65,400                    1,259
      NUI Corp.    39,000                               794
      Otter Tail Corp.    66,600                      1,882
      Philadelphia Suburban
      Corp.    148,300                                4,227
      Piedmont Natural Gas Co.,
      Inc.    87,100                                  2,770
      Public Service Co. of
      New Mexico    107,700                           2,639
      RGS Energy Group, Inc.    96,500                3,701
    + Sierra Pacific Resources    270,300             3,922
    + SJW Corp.    8,600                                705
    + South Jersey Industries    33,500               1,107
      Southwest Gas Corp.    86,500                   1,782
      UGI Corp.    75,000                             2,167
      UIL Holdings Corp.    41,000                    2,023
      Unisource Energy Corp.
      Holding Co.    92,080                           1,451
    o Veritas DGC, Inc.    87,100                     1,338
   o+ Waste Connections, Inc.    74,900               2,189
      WPS Resources Corp.    74,000                   2,509
                                                    -------
                                                     66,948


See the Financial Notes, which are integral to this information.

SHORT TERM INVESTMENTS

0.1% of investments

      SECURITY                      FACE VALUE    MKT. VALUE
         RATE, MATURITY DATE       ($ x 1,000)   ($ x 1,000)
      Bank of America IBF,
      Time Deposit
        2.050%, 11/1/01                 1,454         1,454
      Wells Fargo Bank, Nassau
      Time Deposit
        2.050%, 11/1/01                   277           277
                                                    -------
                                                      1,731

U.S. TREASURY OBLIGATION

0.0% of investments


    = U.S. Treasury Bills,
        2.13%, 12/20/01                    70            70
        2.14%-2.31%, 12/20/01              85            85
                                                    -------
                                                        155

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.






                See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND - FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of October 31, 2001. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value (including $131,804
  of securities on loan)                                        $1,530,642 a

Collateral held for securities on loan                             147,141
Receivables:
  Fund shares sold                                                   1,082
  Dividends                                                            630
  Investments sold                                                     452
  Most recent daily change in value of futures                          32
  Income from lending securities                                        84
Prepaid expenses                                                 +      53
                                                                -----------
TOTAL ASSETS                                                     1,680,116

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                             147,141
Payables:
  Fund shares redeemed                                               1,016
  Investments bought                                                 1,127
  Investment adviser and administrator fees                             58
  Transfer agent and shareholder service fees                           27
Accrued expenses                                                 +     316
                                                                -----------
TOTAL LIABILITIES                                                  149,685

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                     1,680,116
TOTAL LIABILITIES                                               -  149,685
                                                                -----------
NET ASSETS                                                      $1,530,431
NET ASSETS BY SOURCE

Capital received from investors                                  1,659,651
Net investment income not yet distributed                            6,931
Net realized capital gains                                          40,694
Net unrealized capital losses                                     (176,845) b

NET ASSET VALUE (NAV)

                                             SHARES
SHARE CLASS                 NET ASSETS   /  OUTSTANDING   =    NAV
Investor Shares              $803,700         50,288         $15.98
Select Shares(R)             $726,731         45,411         $16.00

a The fund paid $1,707,580 for these securities. Not counting short-term obligations and government securities, the fund paid $986,187 for securities during the report period and received $778,388 from securities it sold or that matured. This includes $14,837 in transactions with other SchwabFunds(R).

b These derive from investments and futures. As of the report date, the fund had eight open Russell 2000 futures contracts due to expire on December 21, 2001, with a contract value of $1,715 and unrealized gains of $93.

FEDERAL TAX DATA


-----------------------------------
COST BASIS OF PORTFOLIO $1,719,861

NET UNREALIZED GAINS AND LOSSES:


Gains                  $230,721
Losses                +(419,847)
                      -----------
                      ($189,126)

See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                          $14,342 a
Interest                                                               229
Lending of securities                                            +     908
                                                                 ---------
TOTAL INVESTMENT INCOME                                             15,479

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                              51,960
Net realized losses on futures contracts                           + (627)
                                                                 ---------
NET REALIZED GAINS                                                  51,333

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                             (287,505)
Net unrealized gains on futures contracts                            + 350
                                                                 ---------
NET UNREALIZED LOSSES                                            (287,155)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                            4,658 b
Transfer agent and shareholder service fees:
  Investor Shares                                                    2,037 c
  Select Shares(R)                                                     760 c
Trustees' fees                                                          19 d
Custodian fees                                                         260
Portfolio accounting fees                                              230
Professional fees                                                       37
Registration fees                                                      203
Shareholder reports                                                    238
Interest expense                                                         3
Other expenses                                                   +      29
                                                                 ---------
Total expenses                                                       8,474
Expense reduction                                               -    1,588 e
                                                                 ---------
NET EXPENSES                                                         6,886

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                             15,479
NET EXPENSES                                                       - 6,886
                                                                 ---------
NET INVESTMENT INCOME                                                8,593
NET REALIZED GAINS                                                  51,333  f
NET UNREALIZED LOSSES                                            +(287,155) f
                                                                 ---------
DECREASE IN NET ASSETS FROM OPERATIONS                           ($227,229)


a    An additional $14 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.33% of the first $500 million and 0.28% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class.

d    For the fund's independent trustees only.

e Includes $1,263 from the investment adviser (CSIM) and $325 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, as follows:

                       % OF AVERAGE
SHARE CLASS           DAILY NET ASSETS
--------------------------------------
Investor Shares           0.49
Select Shares             0.38

This limit does not include interest, taxes and certain non-routine expenses.


f    These add up to a net loss on investments of $235,822.




See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R)-- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
------------------------------------------------------------------------------
                                   11/1/00 - 10/31/01        11/1/99 - 10/31/00

Net investment income                          $8,593                   $6,368
Net realized gains                             51,333                  200,969
Net unrealized gains or losses             + (287,155)                     562
                                            ----------------------------------
INCREASE OR DECREASE IN NET ASSETS
  FROM OPERATIONS                            (227,229)                 207,899

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                 3,257                    1,061
Select Shares(R)                            +   4,071                    1,847
                                            ----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME      7,328                    2,908 a

Distributions from net realized gains
Investor Shares                                89,749                       --
Select Shares                               +  84,805                       --
                                            ----------------------------------
TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS  $174,554                     $ --

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                     11/1/00 - 10/31/01      11/1/99 - 10/31/00
                                    QUANTITY     VALUE         QUANTITY   VALUE
SHARES SOLD:
  Investor Shares                    16,651    $295,617       20,058  $409,420
  Select Shares                    + 13,383     233,241       16,696   340,046
                                    ------------------------------------------
TOTAL SHARES SOLD                    30,034    $528,858       36,754  $749,466
SHARES REINVESTED:
  Investor Shares                     5,058     $87,659           52      $983
  Select Shares                    +  4,709      81,644           91     1,722
                                    ------------------------------------------
TOTAL SHARES REINVESTED               9,767    $169,303          143    $2,705

SHARES REDEEMED:
  Investor Shares                     9,561    $166,920        7,938  $161,380
  Select Shares                    +  8,565     151,587        6,528   134,911
                                    ------------------------------------------
TOTAL SHARES REDEEMED                18,126    $318,507       14,466  $296,291 b

NET INCREASE                         21,675    $379,654       22,431  $455,880 c

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                      11/1/00 - 10/31/01     11/1/99 - 10/31/00
                                      SHARES   NET ASSETS    SHARES  NET ASSETS
Beginning of period                  74,024    $1,559,888    51,593   $899,017
Total increase or
decrease                            +21,675       (29,457)   22,431    660,871 d
                                    ------------------------------------------
END OF PERIOD                        95,699    $1,530,431    74,024 $1,559,888 e

UNAUDITED
a For corporations, 100% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

CURRENT PERIOD
Investor Shares      $96
Select Shares      +  53
                  ------
TOTAL               $149

PRIOR PERIOD
Investor Shares     $155
Select Shares      +  91
                  ------
TOTAL               $246

c    Represents shares sold plus shares reinvested, minus shares redeemed.

d Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.


e Includes net investment income not yet distributed in the amount of $6,931 and $5,666 at the end of the current period and the prior period, respectively.

     Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

SCHWAB MARKETTRACK PORTFOLIOS(R)
All Equity Portfolio           6.7%
Growth Portfolio               6.7%
Balanced Portfolio             4.9%
Conservative Portfolio         1.4%

SCHWAB ANNUITY PORTFOLIOS
Growth Portfolio II            0.3%




See the Financial Notes, which are integral to this information.

SCHWAB

Total Stock Market Index Fund(R)

TICKER SYMBOLS
INVESTOR SHARES SWTIX
SELECT SHARES(R) SWTSX
----------------------------------

                     INVESTMENT STYLE 1
MARKET CAP 1     VALUE     BLEND     GROWTH
LARGE             / /       / /       / /
MEDIUM            / /       / /       / /
SMALL             / /       /X/       / /


With its very broad exposure to the U.S. stock market, this fund is designed for long-term investors who want exposure to all three tiers of the market: large-, mid- and small-cap.
--------------------------------------------------------------------------------

THE FUND SEEKS TO TRACK THE TOTAL RETURN OF THE ENTIRE U.S. STOCK MARKET, AS MEASURED BY THE WILSHIRE 5000 TOTAL MARKET INDEX. 2

MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. Consumer confidence, a key economic factor, was eroded by rising unemployment and poor market performance. Investors' concerns about stock valuations and poor corporate earnings reached across sectors and were heightened by the September 11 terrorist attacks.

EXPOSURE TO ALL TYPES AND SIZES OF STOCKS IN A TURBULENT EQUITY MARKET LED TO POOR PERFORMANCE DURING THE REPORT PERIOD. Growth stocks, which were the market's strongest performers in recent years, weakened drastically, while many small-cap value stocks posted positive returns and emerged with the best performance for the period. Since the fund does not own all the stocks in the Wilshire 5000, statistical sampling of stocks played an important role in the fund's overall performance. Both classes of the fund tracked the performance of the fund's benchmark, the Wilshire 5000 Total Market Index, during the report period.

ALTHOUGH MARKET AND WORLD EVENTS ARE AT THE FOREFRONT OF INVESTORS' MINDS, WE BELIEVE A RECOVERY BEGINNING IN 2002 IS POSSIBLE. A key question is whether the Fed's rate cuts, combined with increased government spending and possible further tax cuts, will provide sufficient stimulus.

[PHOTO OF GERI HOM AND LARRY MANO]

" All sizes of stocks regained some lost ground in April, but most subsequently returned to negative territory by the end of the report period."
    Portfolio Manager
    Geri Hom

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500(R)Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 10/31/01, which may have changed since then, and is not a precise indication of risk or performance--past, present or future.
2 Wilshire and Wilshire 5000 are registered service marks of Wilshire Associates, Inc. The fund is not sponsored, endorsed, sold or promoted by Wilshire Associates, and Wilshire Associates is not in any way affiliated with the fund. Wilshire Associates makes no representation regarding the advisability of investing in the fund or in any stock included in the Wilshire 5000.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PERFORMANCE: INVESTOR SHARES

Average Annual Total Returns as of 10/31/01

This chart compares performance of the fund's Investor
Shares with the Wilshire 5000 Total Market Index and the Morningstar Large-Cap Blend Fund category.


[BAR CHART]

                                      1 YEAR                    SINCE INCEPTION: 6/1/99
                                     WILSHIRE     PEER                 WILSHIRE       PEER
                         SELECT     5000 TOTAL    GROUP     SELECT     5000 TOTAL    GROUP
                        SHARES 1   MARKET INDEX  AVERAGE 2  SHARES 1   MARKET INDEX  AVERAGE 2
Pre-Tax Total Return 3  (25.55%)     (25.54%)    (25.26%)   (6.89%)       (6.89%)      --
AFTER-TAX RETURNS: 4
  - Pre-Liquidation     (25.77%)         --      (26.44%)   (7.07%)          --        --
  - Post-Liquidation    (15.53%)         --          --     (5.52%)          --        --

Performance of a $10,000 Investment

Shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in the Wilshire 5000 Total Market Index.(3)

[LINE GRAPH]

                                    WILSHIRE 5000
               INVESTOR SHARES   TOTAL MARKET INDEX

  6/1/99            10,000              10,000
 6/30/99            10,515              10,518
 7/31/99            10,165              10,180
 8/31/99            10,070              10,086
 9/30/99             9,820               9,822
10/31/99            10,435              10,447
11/30/99            10,790              10,797
12/31/99            11,605              11,617
 1/31/00            11,108              11,135
 2/29/00            11,374              11,384
 3/31/00            12,022              12,060
 4/30/00            11,399              11,432
 5/31/00            11,012              11,033
 6/30/00            11,484              11,519
 7/31/00            11,258              11,284
 8/31/00            12,077              12,104
 9/30/00            11,520              11,538
10/31/00            11,294              11,294
11/30/00            10,179              10,170
12/31/00            10,371              10,351
 1/31/01            10,746              10,748
 2/28/01             9,724               9,729
 3/31/01             9,066               9,074
 4/30/01             9,815               9,821
 5/31/01             9,911               9,919
 6/30/01             9,754               9,752
 7/31/01             9,587               9,591
 8/31/01             9,010               9,011
 9/30/01             8,206               8,202
10/31/01             8,408               8,410

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1    Fund returns reflect expense reductions by the fund's investment adviser
     (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Large-Cap Blend Fund category for the one-year period was 1,172. These funds may or may not use tax-efficient strategies.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

     Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

PERFORMANCE: SELECT SHARES(R)

Average Annual Total Return as of 10/31/01

This chart compares performance of the fund's Select Shares with the Wilshire 5000 Total Market Index and the Morningstar Large-Cap Blend Fund category.

[BAR GRAPH]

                                         1 Year                         Since Inception 6/1/99
                                    Wilshire         Peer                    Wilshire       Peer
                         Select     5000 Total       Group        Select     5000 Total     Group
                         Shares 1   Market Index     Average 2    Shares 1   Market Index  Average 2
Pre-Tax Total Return 3   (25.40%)     (25.54%)       (25.26%)      (6.76%)      (6.89%)        --
AFTER-TAX RETURNS: 4
  - Pre-Liquidation      (25.66%)         --         (26.44%)      (6.96%)         --          --
  - Post-Liquidation     (15.44%)         --             --        (5.42%)         --          --

Performance of a $50,000 Investment

Shows performance since inception of a hypothetical $50,000 investment in the fund's Select Shares, compared with a similar investment in the Wilshire 5000 Total Market Index.(3)


                                   WILSHIRE 5000
               SELECT SHARES     TOTAL MARKET INDEX
  6/1/99            50,000              50,000
 6/30/99            52,600              52,590
 7/31/99            50,850              50,902
 8/31/99            50,350              50,428
 9/30/99            49,125              49,112
10/31/99            52,225              52,236
11/30/99            53,975              53,986
12/31/99            58,065              58,083
 1/31/00            55,605              55,673
 2/29/00            56,935              56,920
 3/31/00            60,150              60,301
 4/30/00            57,060              57,159
 5/31/00            55,130              55,164
 6/30/00            57,515              57,597
 7/31/00            56,385              56,422
 8/31/00            60,480              60,518
 9/30/00            57,715              57,692
10/31/00            56,560              56,469
11/30/00            51,010              50,850
12/31/00            51,975              51,755
 1/31/01            53,850              53,738
 2/28/01            48,730              48,643
 3/31/01            45,435              45,370
 4/30/01            49,185              49,104
 5/31/01            49,695              49,595
 6/30/01            48,910              48,761
 7/31/01            48,070              47,957
 8/31/01            45,185              45,055
 9/30/01            41,155              41,009
10/31/01            42,190              42,051

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1    Fund returns reflect expense reductions by the fund's investment adviser
     (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Large-Cap Blend Fund category for the one-year period was 1,172. These funds may or may not use tax-efficient strategies.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

     Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

FUND FACTS

TOP TEN HOLDINGS(1) as of 10/31/01
--------------------------------------------------
1    GENERAL ELECTRIC CO.                     3.1%
2    MICROSOFT CORP.                          2.7%
3    EXXON MOBIL CORP.                        2.3%
4    PFIZER, INC.                             2.2%
5    WAL-MART STORES, INC.                    1.9%
6    CITIGROUP, INC.                          1.9%
7    AMERICAN INTERNATIONAL GROUP, INC.       1.7%
8    INTERNATIONAL BUSINESS MACHINES CORP.    1.6%
9    JOHNSON & JOHNSON                        1.5%
10   INTEL CORP.                              1.4%
--------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS              20.3%

STATISTICS as of 10/31/01

                                            PEER GROUP
                                  FUND       AVERAGE 2
-------------------------------------------------------
Number of Holdings                3,291        215
Median Market Cap ($ Mil)       $33,164     $48,218
Price/Earnings (P/E) Ratio         27.2        27.9
Price/Book (P/B) Ratio              5.1         5.2
12-Month Yield Investor Shares     0.92%       0.49%
Portfolio Turnover Rate               2%         98%
Three-Year Beta 3                   --          --


EXPENSE RATIO as of 10/31/01

[BAR GRAPH]

INVESTOR
SHARES               0.40% 4


SELECT
SHARES (R)           0.27% 4


PEER GROUP
AVERAGE              1.22% 2



1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.
2 Source: Morningstar, Inc. As of 10/31/01, there were 1,258 funds in the Large-Cap Blend Fund category.
3    Not available until the fund has sufficient performance to report.
4 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes, and certain non-routine expenses).
5    Source: Wilshire Associates, Inc.

INDEX COMPOSITION BY INDUSTRY(5)

These charts show the size of the ten largest industries in the Wilshire 5000 Total Market Index. As the charts show, the total portion represented by these industries and their relative weightings have changed over the past five years.


AS OF 10/31/01
--------------------------------------------
            1  14.7%   Drugs & Medicine
            2   8.7%   Miscellaneous Finance
            3   8.5%   Business Machines
            4   6.5%   Banks
            5   6.2%   Electronics
            6   6.0%   Retail
            7   5.3%   Telephone
            8   5.1%   Business Services
            9   4.9%   Producer Goods
            10  4.3%   Insurance
               29.8%   Other


AS OF 10/31/00
---------------------------------------------
             1  12.7%  Business Machines
             2  11.9%  Drugs & Medicine
             3   9.5%  Electronics
             4   7.7%  Miscellaneous Finance
             5   7.6%  Business Services
             6   5.9%  Telephone
             7   5.3%  Producer Goods
             8   5.0%  Banks
             9   4.6%  Retail
             10  3.6%  Insurance
                26.2%  Other


AS OF 10/31/96
----------------------------------------------
             1  9.9%  Drugs & Medicine
             2  7.9%  Banks
             3  6.3%  Electronics

             4  5.7%  Business Machines
             5  5.6%  Miscellaneous Finance
             6  5.3%  Producer Goods
             7  5.3%  Telephone
             8  5.2%  Food & Agriculture
             9  4.8%  Retail
             10 4.7%  Business Services
               39.3%  Other


SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                              11/1/00-  11/1/99-   6/1/99 1-
INVESTOR SHARES                               10/31/01  10/31/00   10/31/99
PER-SHARE DATA ($)
--------------------------------------------------------------------------------

Net asset value at beginning of period            22.49     20.87      20.00
                                                --------------------------------
 Income or loss from investment operations:

   Net investment income                          0.15      0.16       0.07

   Net realized and unrealized gains or losses   (5.87)     1.56       0.80
                                                --------------------------------
   Total income or loss from investment
    operations                                   (5.72)     1.72       0.87

 Less distributions:

   Dividends from net investment income          (0.15)    (0.10)        --
                                                --------------------------------
 Net asset value at end of period                16.62     22.49      20.87
                                                ================================
 Total return (%)                               (25.55)     8.23       4.35 2

 RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets                             0.40      0.40 4      0.40 3

 Expense reductions reflected in above ratio     0.25      0.26        0.51 3

 Ratio of net investment income to
  average net assets                             0.94      0.76        0.92 3

 Portfolio turnover rate                            2         2           1

 Net assets, end of period ($ x 1,000,000)        224       218         136

1    Commencement of operations.
2    Not annualized.
3    Annualized.
4 Would have been 0.41% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

                                             11/1/00-   11/1/99-     6/1/99 1 -
Select Shares(R)                             10/31/01   10/31/00     10/31/99

 PER-SHARE DATA ($)
--------------------------------------------------------------------------------
 Net asset value at beginning of period         22.52      20.89      20.00
                                               ---------------------------------
 Income or loss from investment operations:

   Net investment income                         0.18       0.17       0.07

   Net realized and unrealized gains or losses  (5.87)      1.56       0.82
                                               ---------------------------------
   Total income or loss from investment
    operations                                  (5.69)      1.73       0.89

 Less distributions:

   Dividends from net investment income         (0.18)     (0.10)       --
                                               ---------------------------------
 Net asset value at end of period               16.65      22.52     20.89
                                               =================================
 Total return (%)                              (25.40)      8.30      4.45 2

 RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
 Ratio of net operating expenses
  to average net assets                          0.27       0.27 4    0.27 3

 Expense reductions reflected in above ratio     0.23       0.24      0.47 3

 Ratio of net investment income to
  average net assets                             1.07       0.89      1.05 3

 Portfolio turnover rate                            2          2         1

 Net assets, end of period ($ x 1,000,000)        257        262       149

1    Commencement of operations.
2    Not annualized.
3    Annualized.
4 Would have been 0.28% if certain non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of October 31, 2001


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.


(1)   Top ten holding

+     New holding (since 10/31/00)

o     Non-income producing security

*     American Depositary Receipt

=     Collateral for open futures contracts

/     Issuer is related to the fund's adviser

!     Security is valued at fair value (see Accounting Policies)

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]


99.3%    COMMON STOCK
         Market Value: $479,025
         Cost: $589,914

 0.7%    SHORT TERM INVESTMENT
         Market Value: $3,132
         Cost: $3,132

 0.0%    U.S. TREASURY OBLIGATIONS
         Market Value: $190
         Cost: $190

 0.0%    PREFERRED STOCK
         Market Value: $52
         Cost: $90

 0.0%    RIGHTS
         Market Value: $-
         Cost: $-
-----------------------------------
100.0%   Total Investment
         Market Value: $482,399
         Cost: $593,326


Common Stock 99.3% of Investments

                                          MKT. VALUE
SECURITY AND NUMBER OF SHARES             ($ x 1,000)

AEROSPACE / DEFENSE 1.1%
--------------------------------------------------------
o+ Aerosonic Corp 1,000                      20
   Boeing Co 35,000                       1,157
   Crane Co 2,500                            51
o+ DRS Technologies, Inc.  1,200             48
o+ Ducommun, Inc. 800                         9
+  EDO Corp.    900                          24
+  Engineered Support Systems, Inc. 600      30
o+ ESCO Technologies, Inc. 900               25
   GenCorp., Inc.    2,000                   24
   General Dynamics Corp.    7,900          645
   Goodrich Corp.    4,104                   88
   HEICO Corp., Class A    1,760             21
   Kaman Corp., Class A    1,300             18
o+ KVH Industries, Inc.    1,300              9
   Lockheed Martin Corp.    18,352          895
o+ Moog, Inc., Class A     1,350             29
   Northrop Grumman Corp.    3,479          348
o  Orbital Sciences Corp.    2,600            5
o+ Pemco Aviation Group, Inc.    500          6
   Raytheon Co.    14,300                   461
   Rockwell Collins, Inc.    7,400          100
   Rockwell International Corp.    7,400    102
 o Satcon Technology Corp.    900             5
 o Sequa Corp., Class A     300              13
 o Teledyne Technologies, Inc.    1,857      28
   Textron, Inc.    5,800                   184
 o Trimble Navigation Ltd.    800            14
   United Technologies Corp.    19,134    1,031
 o Veeco Instruments, Inc.    1,000          25
                                          -----
                                          5,415

    AIR TRANSPORTATION  0.3%
----------------------------------------------
   AAR Corp.    800                           6
o+ Airnet Systems, Inc.    800                5
 o AirTran Holdings, Inc.    2,800           11
 o Alaska Air Group, Inc.    1,400           34
 o America West Holdings Corp.,
     Class B     1,100                        2
 o AMR Corp.    6,100                       111
 o Amtran, Inc.    700                        4
 o Atlantic Coast Airlines Holdings,
     Inc.    2,100                           39
 o Atlas Air Worldwide Holdings,
     Inc.    1,800                           23
 o Aviall, Inc.    2,300                     11
 o Continental Airlines, Inc.,
    Class B     2,000                       35
   Delta Air Lines, Inc.    4,900           112
 o EGL, Inc.    2,150                        26
 o FedEx Corp.    12,763                    524
 o Frontier Airlines, Inc.  1,200            13


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                              MKT. VALUE
SECURITY AND NUMBER OF SHARES                 ($ x 1,000)

 o Hawk Corp., Class A    1,800                   6
 o Mesa Air Group, Inc.    1,300                  7
 o Mesaba Holdings, Inc.    1,100                 7
 o Midwest Express Holdings, Inc.  1,100         12
 o Northwest Airlines Corp.,
    Class A    3,500                             45
 + Petroleum Helicopters    700                  13
   SkyWest, Inc.    2,500                        46
   Southwest Airlines Co.    28,375             451
 o U.S. Airways Group, Inc.    2,100             10
   UAL Corp.    2,600                            33
                                              -----
                                              1,586

     ALCOHOLIC BEVERAGES  0.4%
------------------------------------------------------
   Adolph Coors Co., Class B    1,800            90
   Anheuser-Busch Cos., Inc.    36,400        1,516
 o Boston Beer Co., Inc., Class A 1,500          17
   Brown-Forman Corp., Class B  2,900           172
 o The Chalone Wine Group Ltd.    300             3
 o Constellation Brands, Inc.,
     Class A    1,900                            78
   Genesee Corp., Class B    400                 12
 o The Robert Mondavi Corp.,
     Class A    400                              12
                                              -----
                                              1,900

     APPAREL  0.4%
------------------------------------------------------
 o Abercrombie & Fitch Co.,
     Class A    3,900                            73
 o Bebe Stores, Inc.    1,900                    32
   Brown Shoe Co., Inc.    1,300                 14
 o The Buckle, Inc.    1,000                     18
o+ Charlotte Russe Holding, Inc.    600           9
o+ Chico's FAS, Inc.    1,050                    27
 o The Children's Place Retail Stores,
     Inc.    1,100                               26
o+ Christopher & Banks Corp.    600              20
 o Coach, Inc.    1,501                          42
 o Columbia Sportswear Co.    1,850              53
o+ Donna Karan International, Inc.    900        10
 o The Dress Barn, Inc.    800                   18
 o Footstar, Inc.    600                         20
 o Genesco, Inc.    1,300                        24
 o Global Sports, Inc.    1,500                  24
 o Guess?, Inc.    2,700                         16
o+ The Gymboree Corp.    1,700                   15
   Haggar Corp.    1,200                         13
o+ The J. Jill Group, Inc.    800                12
 o Jo-Ann Stores, Inc., Class A    1,500          7
 o Jones Apparel Group, Inc.    5,056           140
   K-Swiss, Inc., Class A    600                 17
   Kellwood Co.    900                           18
 o Kenneth Cole Productions, Inc.,
     Class A    1,100                            13
   Liz Claiborne, Inc.    2,300                 105
 o The Men's Wearhouse, Inc.    1,400            28
 o Nautica Enterprises, Inc.    1,300            16
   Nike, Inc., Class B    11,300                558
   Oshkosh B'Gosh, Inc., Class A    1,200        42
 o Pacific Sunwear of California    1,100        15
 + Phillips-Van Heusen Corp.    1,800            15
 o Polo Ralph Lauren Corp.    1,500              33
   Polymer Group, Inc.    1,300                   2
 o Quiksilver, Inc.    1,000                     13
 o Reebok International Ltd.    2,500            52
   Russell Corp.    1,100                        14
 o Saucony, Inc., Class B    1,900                8
o+ Skechers USA, Inc., Class A    500             5
o+ Steven Madden Ltd.    300                      3
   Stride Rite Corp.    2,900                    18
   Superior Uniform Group, Inc.    1,600         15
   Talbots, Inc.    2,700                        77
 o Tarrant Apparel Group    1,700                 7
 o Timberland Co., Class A    1,400              45
 o Too, Inc.    1,242                            33
 o Tropical Sportswear International
     Corp.    800                                14
 o Unifi, Inc.    1,900                          14
 o Urban Outfitters, Inc.    1,600               21
o+ Vans, Inc.    700                             10
   VF Corp.    4,400                            146
   Westpoint Stevens, Inc.    2,200               6
o+ Wet Seal, Inc., Class A    1,350              27
   Wolverine World Wide, Inc.    1,700           25
                                             ------
                                              2,028

   AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  1.2%
---------------------------------------------------------
   A.O. Smith Corp., Class B    1,300            21
o+ Aftermarket Technology Corp.    1,800         30
 o American Axle & Manufacturing
     Holdings, Inc.    2,300                     39





See the Financial Notes, which are integral to this information.

                                            MKT. VALUE
SECURITY AND NUMBER OF SHARES               ($ x 1,000)

 + Arctic Cat, Inc.    700                       11
   ArvinMeritor, Inc.    2,900                   44
 o ASV, Inc.    700                               7
   Bandag, Inc.    700                           18
   BorgWarner, Inc.    1,300                     56
   Carlisle Cos., Inc.    900                    27
o+ Cascade Corp.    2,400                        23
 o Collins & Aikman Corp.    3,500               22
   Cooper Tire & Rubber Co.    2,900             38
 o Copart, Inc.    2,700                         79
   Cummins, Inc.    1,400                        44
   Dana Corp.    5,700                           61
   Danaher Corp.    5,900                       329
   Delphi Automotive Systems
     Corp.    21,600                            251
o+ Discount Auto Parts, Inc.    700              12
   Donaldson Co., Inc.    1,900                  60
 o Dura Automotive Systems, Inc.    1,500        11
   Eaton Corp.    3,300                         216
   Exide Technologies Corp.    1,700              1
 + Federal Screw Works    700                    25
   Fleetwood Enterprises, Inc.    1,000          10
   Ford Motor Co.    71,086                   1,141
   General Motors Corp.    21,386               884
 o General Motors Corp.,
     Class H    33,682                          463
   Genuine Parts Co.    7,000                   228
   Goodyear Tire & Rubber Co.    6,500          121
 o Group 1 Automotive, Inc.    1,400             38
   Harley-Davidson, Inc.    12,100              548
 o Hayes Lemmerz International,
     Inc.    700                                  1
 o Lear Corp.    2,800                           86
o+ Lithia Motors, Inc., Class A    700           12
o+ MarineMax, Inc.    800                         6
   Midas, Inc.    1,300                          13
   Modine Manufacturing Co.    1,000             21
 o Monaco Coach Corp.    1,200                   21
o+ Monro Muffler Brake, Inc.    700               9
   Myers Industries, Inc.    1,877               24
 o Navistar International Corp.    1,900         57
 + Noble International Ltd.    1,400              8
 o O'Reilly Automotive, Inc.    2,200            62
   Oshkosh Truck Corp.    450                    17
   Polaris Industries, Inc.    1,000             45
 o Rent-Way, Inc.    700                          5
 o Rush Enterprises, Inc.    500                  3
o+ Sonic Automotive, Inc.    2,200               37
 o SPX Corp.    1,805                           180
   Standard Motor Products, Inc.    700           8
 o Stoneridge, Inc.    1,700                     11
   Superior Industries International,
     Inc.    1,300                               43
 o TBC Corp.    2,400                            26
   Thor Industries, Inc.    500                  18
   Titan International, Inc.    800               4
 o Tower Automotive, Inc.    2,300               14
   TRW, Inc.    5,300                           179
 o United Rentals, Inc.    2,900                 53
   Visteon Corp.    5,451                        65
   Winnebago Industries, Inc.    1,300           32
                                             ------
                                              5,918

  BANKS  6.6%
---------------------------------------------------
   ABC Bancorp    1,200                          15
   Albama National Bancorp    600                18
   Allegiant Bancorp, Inc.    1,807              22
   AmSouth Bancorp.    15,803                   273
   Anchor Bancorp Wisconsin, Inc.  1,100         17
 + Andover Bancorp, Inc.    600                  30
 + Arrow Financial Corp.    735                  21
   Associated Banc-Corp.    2,860                98
   BancFirst Corp.    500                        17
   BancFirst Ohio Corp.    1,035                 23
   Bancorpsouth, Inc.    3,112                   48
   BancWest Corp.    2,800                       98
 + Bank Mutual Corp.    900                      15
   Bank of America Corp.    65,300            3,852
   Bank of Granite Corp.    600                  13
   Bank of New York Co., Inc.    30,200       1,027
   Bank One Corp.    47,400                   1,573
 + BankAtlantic Bancorp, Inc.,
     Class A    1,200                            10
   Banknorth Group, Inc.    5,612               123
   BB&T Corp.    17,589                         565
   Berkshire Bancorp, Inc.    1,200              33
 + Borel Bank & Trust San Mateo    700           27
 + Boston Private Financial Holdings,
        Inc.    800                              16

See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                      MKT. VALUE
  SECURITY AND NUMBER OF SHARES                       ($ x 1,000)

   Brookline Bancorp, Inc.    1,400                       21
   BSB Bancorp, Inc.    900                               20
   Capital City Bank Group, Inc.    1,200                 27
   Capitol Bancorp Ltd.    1,500                          21
   Capitol Federal Financial    2,520                     50
   Cascade Bancorp    1,416                               22
 + CCBT Financial Cos., Inc.    500                       12
   Centennial Bancorp    2,359                            17
 o Central Coast Bancorp    968                           19
 + CFS Bancorp, Inc.    500                                7
   Chemical Financial Corp.    720                        20
o+ Chesterfield Financial Corp.    1,000                  15
   Chittenden Corp.    1,125                              28
   Citizens Banking Corp.    2,090                        63
o+ Citizens First Bancorp, Inc.    700                    11
 o City Holding Co.    1,800                              17
   City National Corp.    2,100                           86
 + CoBiz, Inc.    700                                     10
   The Colonial BancGroup, Inc.    4,600                  58
 o Columbia Banking System, Inc.    1,771                 21
   Comerica, Inc.    7,396                               341
   Commerce Bancorp, Inc. N.J.    1,530                  112
   Commerce Bancshares, Inc.    2,543                     92
   Community Bank System, Inc.    700                     19
 + Community Banks, Inc.    500                           12
   Community First Bankshares, Inc.  1,500                36
   Community Trust Bancorp, Inc.    960                   21
   Compass Bancshares, Inc.    5,200                     130
 + Connecticut Bancshares, Inc.    700                    16
   Corus Bankshares, Inc.    500                          21
   Cullen/Frost Bankers, Inc.    2,300                    62
   Dime Community Bancshares    1,500                     36
   Doral Financial Corp.    1,900                         66
   Eagle Bancshares, Inc.    1,400                        19
 + East-West Bancorp, Inc.    800                         18
 o Equitex, Inc.    2,100                                  9
   F&M Bancorp    600                                     16
   FNB Corp.    1,261                                     31
   Farmers Capital Bank Corp.    400                      14
   Fidelity Bankshares, Inc.    1,933                     29
   Fifth Third Bancorp.    23,488                      1,325
 + Financial Institutions, Inc.    700                    15
   First Bancorp Puerto Rico    1,400                     38
   First Busey Corp., Class A    800                      15
   First Charter Corp.    1,500                           24
   First Citizens Bancshares,
     Class A    300                                       28
   First Commonwealth Financial
     Corp.    2,100                                       24
 + First Essex Bancorp, Inc.    700                       18
   First Federal Capital Corp.    1,500                   22
   First Federal Financial Corp.
     of Kentucky    600                                   10
   First Financial Bancorp.    1,839                      29
   First Financial Bancshares, Inc.  1,200                36
   First Merchants Corp.    945                           22
   First Midwest Bancorp., Inc.    1,700                  57
   First Niagara Financial Group    1,200                 20
 + First Oak Brook Bancshares    700                      15
 + First Place Financial Corp.    1,400                   22
 o First Republic Bank    1,300                           26
   First Tennessee National Corp.  5,100                 176
   First United Corp.    1,500                            25
   First Virginia Banks, Inc.    1,700                    77
   Firstfed America Bancorp., Inc.  1,000                 16
 o Firstfed Financial Corp.    900                        20
   FirstMerit Corp.    3,300                              76
   FleetBoston Financial Corp.  40,877                 1,343
   Frontier Financial Corp.    700                        19
   Fulton Financial Corp.    3,424                        75
   GA Financial, Inc.    1,100                            17
   GBC Bancorp California    600                          17
 + Gold Banc Corp., Inc.    1,400                         10
   Golden West Financial Corp.    7,400                  360
   Great Southern Bancorp., Inc.    700                   21
   GreenPoint Financial Corp.    4,100                   131
   Hancock Holding Co.    300                             12
   Harbor Florida Bancshares, Inc. 1,100                  18
   Harleysville National Corp.    840                     18
   Hibernia Corp., Class A    7,200                      109
   Horizon Financial Corp. 1,725                          21
   Hudson City Bancorp., Inc.    4,200                    99

See the Financial Notes, which are integral to this information.

                                                     MKT. VALUE
  SECURITY AND NUMBER OF SHARES                     ($ x 1,000)
   Hudson United Bancorp.    1,740                       45
   Huntington Bancshares, Inc.    10,290                159
   Independence Community Bank    2,600                  63
 + Independent Bank Corp.    1,000                       19
   Integra Bank Corp.    1,225                           27
   Irwin Financial Corp.    1,700                        26
   J.P. Morgan Chase & Co.    76,230                  2,695
   KeyCorp., Inc.    17,300                             368
   Lakeland Financial Corp.    1,100                     18
   LSB Bancshares, Inc.    1,000                         13
   M&T Bank Corp.    3,962                              260
   MAF Bancorp., Inc.    700                             20
 + Main Street Banks, Inc.    1,000                      17
   Marshall & Ilsley Corp.    4,636                     272
 + Medford Bancorp, Inc.    700                          13
   Mellon Financial Corp.    18,700                     628
   Mercantile Bankshares Corp.    2,700                 103
   Merchants Bancshares, Inc.    500                     17
 + Metrowest Bank of Massachusetts    700                 8
   Mid-America Bancorp.    1,318                         31
   Mid-State Bancshares    1,500                         24
 + Midwest Banc Holdings, Inc.    500                    10
   National City Corp.    24,300                        642
   National Commerce Financial
     Corp.    8,450                                     192
   National Penn Bancshares, Inc.   1,151                27
 + NBT Bancorp., Inc.    1,400                           19
 o Net.B@nk, Inc.    2,200                               18
   New York Community Bancorp.,
     Inc.    4,377                                      110
   North Fork Bancorp., Inc.    6,600                   184
   Northern Trust Corp.    9,100                        459
   OceanFirst Financial Corp.    600                     15
   Old National Bancorp.    2,525                        62
 + Old Second Bancorp, Inc.    700                       24
   Omega Financial Corp.    1,000                        31
   Oriental Financial Group    1,000                     19
   Pacific Century Financial Corp.  3,500                82
   Pacific Northwest Bancorp.    1,000                   20
   Park National Corp.    805                            74
   People's Bank -- Bridgeport    2,500                  54
   PFF Bancorp., Inc.    800                             20
   PNC Financial Services Group,
     Inc.    11,700                                     642
   Popular, Inc.    5,400                               159
 + Prosperity Bancshares, Inc.    1,200                  33
   Provident Bankshares Corp.    882                     19
   Provident Financial Group, Inc.  2,100                45
   Providian Financial Corp.    11,400                   44
 o Quaker City Bancorp., Inc.    1,000                   30
   Regions Financial Corp.    9,200                     248
   Republic Bancorp.    2,029                            30
   Republic Bancorp., Inc.,
     Class A    1,500                                    18
   Riggs National Corp.,
    Washington D.C.    1,000                            14
   Roslyn Bancorp., Inc.    3,650                        66
 + S.Y. Bancorp, Inc.    700                             23
   S&T Bancorp., Inc.    900                             21
   Sandy Spring Bancorp., Inc.    600                    24
   Santander Bancorp    1,600                            31
   Seacoast Banking Corp. Florida,
     Class A    600                                      25
   Second Bancorp., Inc.    900                          20
 o Silicon Valley Bancshares    2,200                    52
   Sky Financial Group, Inc.    3,291                    66
   South Alabama Bancorp.    1,100                       10
   The South Financial Group, Inc.  1,500                24
   SouthTrust Corp.    14,654                           332
 o Southwest Bancorp of Texas, Inc.  1,500               43
   Southwest Bancorp., Inc.    1,650                     27
 + St. Francis Capital Corp.    1,200                    24
   State Street Corp.    13,300                         606
   Sterling Bancorp.    924                              25
   Sterling Bancshares, Inc.    2,100                    25
   Sterling Financial Corp.    800                       18
 + Suffolk Bancorp    700                                31
   SunTrust Banks, Inc.    11,800                       706
   Susquehanna Bancshares, Inc.    1,700                 36
   Synovus Financial Corp.    11,800                    272
   Texas Regional Bancshares, Inc.,
     Class A    440                                      15
 + Three Rivers Bancorp, Inc.    200                      2
 + Tompkins Trustco, Inc.    700                         26
   The Trust Co. of New Jersey    500                    12
   Trustco Bank Corp.    2,858                           34
   Trustmark Corp.    2,800                              67
   U.S. Bancorp.    73,831                            1,313

See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                          MKT. VALUE
  SECURITY AND NUMBER OF SHARES          ($ x 1,000)
 o UBS AG    3,378                          157
 + UCBH Holdings, Inc.    600                17
   UMB Financial Corp.    750                32
   Union Planters Corp.    5,800            235
   UnionBanCal Corp.    6,600               220
   United Bankshares, Inc.    1,900          52
   United Community Financial
     Corp.    2,200                          15
   United National Bancorp.    1,230         30
   USB Holding Co., Inc.    1,130            15
   Valley National Bancorp.    3,189         95
 o VIB Corp.    1,787                        16
   Vista Bancorp., Inc.    882               19
   Wachovia Corp.    56,886               1,627
!o Wachovia Corp. -- Contra Shares  7,762     4
   Washington Trust Bancorp.    1,000        18
   Waypoint Financial Corp.    1,573         22
   Wells Fargo & Co.    69,631            2,750
   Wesbanco, Inc.    1,200                   23
 + West Coast Bancorp    1,200               15
   Westamerica Bancorp.    1,700             62
   WestCorp., Inc.    1,207                  22
   Whitney Holding Corp.    1,300            51
 + Willow Grove Bancorp, Inc.    700         12
   Wilmington Trust Corp.    1,100           62
 + Wintrust Financial Corp.    1,200         34
   WSFS Financial Corp.    1,000             18
   Zions Bancorp.    3,700                  177
                                        ------
                                        31,931

  BUSINESS MACHINES & SOFTWARE  8.5%
----------------------------------------------
 o 3Com Corp.    12,400                      51
o+ 3D Systems Corp.    1,400                 16
 o Activision, Inc.    2,200                 80
 o Adaptec, Inc.    4,400                    53
   Adobe Systems, Inc.    9,800             259
 o Advanced Digital Information
     Corp.    2,100                          31
 o American Tower Corp.,
     Class A    7,200                        79
   Analogic Corp.    500                     19
 o Andersen Group, Inc.    1,400             14
 o Apple Computer, Inc.    13,600           239
o+ Arbitron, Inc.    1,420                   38
o+ AremisSoft Corp.    1,500                  1
 o Artesyn Technologies, Inc.    1,100        8
 o Ascential Software Corp.    11,650        44
 o Auspex Systems, Inc.    1,800              3
   Autodesk, Inc.    3,200                  106
o+ Avantgo, Inc.    500                       1
 o Avici Systems, Inc.    1,500               4
 o Avocent Corp.    2,063                    39
o+ Bell Microproducts, Inc.    1,000          9
 o Black Box Corp.    1,200                  54
 o BMC Software, Inc.    9,800              148
 o Borland Software Corp.    2,500           28
 o CACI International, Inc.,
     Class A     600                         37
 o CAM Commerce Solutions, Inc.    500        2
 o Cisco Systems, Inc.    298,419         5,049
 o Cognitronics Corp.    1,300                6
   Comdisco, Inc.    4,700                    2
 o Commerce One, Inc.    7,300               18
   Compaq Computer Corp.    66,700          584
 o Computer Horizons Corp.    1,000           3
 o Compuware Corp.    15,000                154
 o Comverse Technology, Inc.    7,700       145
 o Concurrent Computer Corp.    2,300        27
 o Convera Corp.    2,000                     4
 o Crossroads Systems, Inc.    1,200          4
 o Data Return Corp.    2,100                 1
 o Datum, Inc.    2,300                      26
 o Davox Corp.    1,100                      10
 o Dell Computer Corp.    106,100         2,544
   Diebold, Inc.    2,800                   102
 o Digital Lightwave, Inc.    1,300           8
o+ Docent, Inc.    1,900                      3
 o E.piphany, Inc.    2,100                  12
 o Easylink Services Corp.,
     Class A    1,600                         1
 o EMC Corp.    86,024                    1,060
 o EXE Technologies, Inc.    2,600            5
 o Extended Systems, Inc.    200              1
   Fair, Isaac & Co., Inc.    750            36
 o FalconStor Software, Inc.    1,200         9
o+ Flow International Corp.    900            9
 o Foundry Networks, Inc.    4,300           42
 o Gateway, Inc.    11,800                   67
   General Binding Corp.    700               7

See the Financial Notes, which are integral to this information.

                                          MKT. VALUE
  SECURITY AND NUMBER OF SHARES           ($ x 1,000)
o+    Handspring, Inc.    4,700                  9
      Hewlett-Packard Co.    79,186          1,333
 o    Hypercom Corp.    1,300                    7
 +    IKON Office Solutions, Inc.    5,500      53
 o    Immersion Corp.    1,800                   8
 o    Informatica Corp.    2,700                25
o+    Informax, Inc.    3,000                    8
 o    Inforte Corp.    1,400                    15
 o    Ingram Micro, Inc., Class A    2,700      35
 o    Input/Output, Inc.    3,400               27
 o    Integrated Device Technology,
        Inc.    4,200                          117
 o    Interactive Intelligence, Inc.   1,000     4
 o    Intergraph Corp.    2,100                 22
 o    Interland, Inc.    2,800                   4
 (8)  International Business Machines
        Corp.    70,800                      7,651
 o    InterVoice-Brite, Inc.    1,678           21
 o    Iomega Corp.    800                        6
 o    Juniper Networks, Inc.    13,100         291
o+    Lantronix, Inc.    1,900                  12
 o    Latitude Communications, Inc.    400       1
 o    Lexmark International, Inc.,
        Class     5,400                        242
o+    Loudcloud, Inc.    800                     2
 o    LTX Corp.    1,900                        31
 o    Matrixone, Inc.    1,700                   9
 o    Maxtor Corp.    8,748                     43
 o    Maxwell Technologies, Inc.    1,000        8
 o    Microchip Technology, Inc.    4,850      151
 o    Micromuse, Inc.    2,900                  27
 o    MICROS Systems, Inc.    700               15
 o(2) Microsoft Corp.    219,930            12,789
 o    MIPS Technology, Inc., Class A  1,100     10
o+    MSC.Software Corp.    1,300               16
 o    NCR Corp.    3,700                       131
 o    Netegrity, Inc.    1,500                  18
 o    Network Appliance, Inc.    12,200        162
 o    Novell, Inc.    14,600                    52
 o    Novellus Systems, Inc.    6,272          207
 o    Opnet Technologies, Inc.    1,100         12
 o    Oracle Corp.    229,100                3,107
 o    OTG Software, Inc.    1,600                9
o+    Pec Solutions, Inc.    1,000              25
      Pitney Bowes, Inc.    10,500             385
 o    Printronix, Inc.    1,300                  9
 o    Procom Technology, Inc.    500             1
 o    ProQuest Co.    700                       24
 o    Quantum Corp. -- DLT & Storage
        Systems    5,500                        46
 o    Quovadx, Inc.    2,100                    14
o+    Rainbow Technologies, Inc.    400          2
 o    Read-Rite Corp.    5,900                  29
 o    Renaissance Learning, Inc.    1,600       52
 o    Roxio, Inc.    724                         9
 o    S1 Corp.    2,530                         26
 o    Saba Software, Inc.    2,000               6
 o    Sagent Technology, Inc.    1,500           2
o+    Scansource, Inc.    700                   30
 o    SCM Microsystems, Inc.    700              6
!o    Seagate Technology, Inc.  --
        Escrow Shares    7,500                   2
 o    Sigma Designs, Inc.    1,500               2
 o    Silicon Graphics, Inc.    4,800            8
 o    Socket Communications, Inc.    800         2
 o    Sorrento Networks Corp.    300             1
 o    Stellent, Inc.    1,100                   23
 o    Storage Technology Corp.    4,900         92
 o    Sun Microsystems, Inc.    132,780      1,348
 o    SVI Solutions, Inc.    1,400               1
 o    Sybase, Inc.    4,336                     59
 o    Systems & Computer Technology
        Corp.    2,400                          29
 o    Tech Data Corp.    2,300                  98
 o    The Titan Corp.    2,681                  70
      Total System Services, Inc.    8,100     164
 o    Tumbleweed Communications
        Corp.    2,000                           6
o+    Ultimate Electronics, Inc.    400          7
 o    Unisys Corp.    12,000                   107
 o    Vitria Technology, Inc.    3,700          11
 o    Xanser Corp.    1,400                      3
      Xerox Corp.    26,600                    186
                                            ------
                                            40,877

  BUSINESS SERVICES  4.9%
----------------------------------------------
 o    1-800 Contacts, Inc.    1,500             21
 o    4 Kids Entertainment, Inc.    1,000       21
o+    aaiPharma, Inc.    700                    14
+     Aaron Rents, Inc., Class A  1,100         17




See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001


                                          MKT. VALUE
  SECURITY AND NUMBER OF SHARES           ($ x 1,000)

    ABM Industries, Inc.    1,200             33
  o Actel Corp.    1,100                      20
  o Actuate Corp.    2,300                    10
  o Administaff, Inc.    2,800                63
  o Advent Software, Inc.    1,100            42
  o Advo, Inc.    700                         25
  o Aether Systems, Inc.    1,100              8
  o Affiliated Computer Services, Inc.,
  o   Class A    2,500                       220
  o Agency.com, Inc. Ltd.    1,300             4
  o Agile Software Corp.    1,900             18
  o AHL Services, Inc.    2,200                3
  o Akamai Technologies, Inc.    4,038        13
  o Allied Waste Industries, Inc.    7,800    77
 o+ Ambassador International, Inc.    1,200   17
 o+ America Online Latin America, Inc.,
      Class A    2,500                         9
    American Management Systems,
      Inc.    1,700                           22
    Analysts International Corp.    2,400      6
  o Ansoft Corp.    1,800                     32
  o Answerthink, Inc.    1,700                 6
 o+ Ansys, Inc.    1,200                      25
  o Apollo Group, Inc., Class A    4,700     191
  o Apropos Technology, Inc.    1,600          2
  o Ariba, Inc.    9,200                      30
  o Art Technology Group, Inc.    2,200        4
  o Ask Jeeves, Inc.    1,900                  2
  o Aspen Technology, Inc.    1,000           13
 o+ At Road, Inc.    900                       3
    Automatic Data Processing,
      Inc.    24,800                       1,281
  o Autonation, Inc.    13,400               138
  o Avant! Corp.    1,500                     15
  o Barra, Inc.    750                        35
  o BEA Systems, Inc.    15,900              193
  o BindView Development Corp.    1,700        2
  o Blue Martini Software, Inc.    2,000       2
  o Bottomline Technologies, Inc.    500       4
    Bowne & Co., Inc.    1,700                18
    Brady Corp., Class A    700               22
 o+ Bright Horizons Family Solutions,
      Inc.    1,300                           33
  o Brio Technology, Inc.    2,300             3
  o BroadVision, Inc.    9,811                20
  o Brocade Communications Systems,
      Inc.    8,900                          219
  o BSQUARE Corp.    1,600                     5
  o Bull RUN Corp.    1,100                    1
  o Cacheflow, Inc.    1,700                   3
 o+ Caminus Corp.    1,100                    19
  o Career Education Corp.    2,600           68
 o+ Carreker Corp.    1,200                    5
 o+ Catapult Communications Corp.    1,100    25
  o CDI Corp.    1,200                        21
  o CDW Computer Centers, Inc.    3,800      175
  o Cendant Corp.    43,015                  557
  o Centra Software, Inc.    2,400            13
 o+ Ceridian Corp.    5,900                   97
  o Cerner Corp.    1,200                     65
  o Certegy, Inc.    3,150                    90
  o CGI Group, Inc., Class A    3,035         19
  o Checkfree Corp.    2,900                  41
    Chemed Corp.    1,200                     34
  o Choicepoint, Inc.    2,550               109
  o Chordiant Software, Inc.    1,100          3
  o Ciber, Inc.    1,900                      13
    Cintas Corp.    6,550                    265
  o Citrix Systems, Inc.    7,300            171
##o Clarent Corp.    1,545                    --
  o Clarus Corp.    1,200                      4
  o Click Commerce, Inc.    1,600              5
 o+ Cognizant Technology Solutions
      Corp.    1,100                          31
  o Coinstar, Inc.    1,100                   20
  o Com21, Inc.    1,400                       1
 o+ Computer Access Technology    800          4
    Computer Associates International,
      Inc.    23,426                         724
  o Computer Sciences Corp.    6,538         235
  o Concord EFS, Inc.    19,800              542
  o Connetics Corp.    3,400                  27
  o Convergys Corp.    6,800                 191
  o Corillian Corp.    2,000                   5
  o Corio, Inc.    1,400                       1
  o Cornell Cos., Inc.    1,600               26
  o Corporate Executive Board Co. 1,700       52


See the Financial Notes, which are integral to this information.

                                                  MKT. VALUE
  SECURITY AND NUMBER OF SHARES                   ($ x 1,000)

  o Correctional Services Corp.    2,000               4
  o CoStar Group, Inc.    800                         15
  o Covansys Corp.    1,400                           11
  o Credence Systems, Corp.    1,700                  23
 o+ Crossworlds Software, Inc.    1,700                8
  o CSG Systems International, Inc.    2,400          75
  o CyberSource Corp.    900                           1
  o Cylink Corp.    900                                2
  o Cysive, Inc.    1,000                              2
  o Datastream Systems, Inc.    1,300                  4
  o Deltek Systems, Inc.    1,200                      6
    Deluxe Corp.    2,900                            102
  o Dendrite International, Inc.    1,100             11
  o DeVry, Inc.    2,800                              75
  o Dice, Inc.    1,000                                1
  o Digex, Inc.    1,800                               3
 o+ Digimarc Corp.    1,000                           12
  o Digital Insight Corp.    1,800                    30
  o Digital River, Inc.    2,100                      28
  o Digitalthink, Inc.    1,300                       11
  o Digitas, Inc.    1,500                             3
  o Divine, Inc., Class A    4,032                     2
  o Documentum, Inc.    1,200                         18
  o DoubleClick, Inc.    4,737                        35
  o DST Systems, Inc.    4,900                       201
  o Dun & Bradstreet Corp.    3,200                  100
  o Dyax Corp.    2,000                               16
 o+ Dynamics Research Corp.    500                     8
  o Earthlink, Inc.    6,350                          93
  o eBay, Inc.    11,300                             593
  o Ebenx, Inc.    2,000                               7
  o Echelon Corp.    1,200                            16
  o Eclipsys Corp.    1,800                           22
  o Edgewater Technology, Inc.    767                  3
  o Edison Schools, Inc.    1,900                     36
  o Education Management Corp.    1,000               35
  o eFunds Corp.    2,002                             31
  o Egain Communications Corp.    1,900                2
    Electronic Data Systems Corp. 18,300           1,178
  o Embarcadero Technologies, Inc.  800                9
  o eMerge Interactive, Inc., Class A   2,300          3
  o Engage, Inc.    4,900                              1
  o Enterasys Networks, Inc.    8,000                 64
  o Entrust, Inc.    2,800                            13
 o+ EPIQ Systems, Inc.    700                         21
  o ePresence, Inc.    2,700                           8
    Equifax, Inc.    5,800                           130
  o eXcelon Corp.    3,653                             2
  o Extensity, Inc.    1,900                           4
 o+ Exult, Inc.    4,100                              57
  o Ezenia!, Inc.    1,000                             1
  o F.Y.I., Inc.    1,100                             40
  o F5 Networks, Inc.    1,800                        27
    FactSet Research Systems,
      Inc.    1,500                                   37
    Falcon Products, Inc.    1,500                     8
  o FileNet Corp.    1,300                            19
  o Firepond, Inc.    2,400                            2
 o+ First Consulting Group, Inc.    800               10
    First Data Corp.    15,300                     1,034
  o Fiserv, Inc.    9,300                            346
  o Forrester Research, Inc.    1,600                 26
  o Freemarkets, Inc.    1,600                        21
 o+ FTI Consulting, Inc.    700                       21
    G&K Services, Inc., Class A    700                19
  o Gartner Group, Inc., Class B    3,551             32
  o Gemstar  -- TV Guide International,
      Inc.    16,460                                 334
  o Global Imaging Systems, Inc.    2,000             27
    Global Payments, Inc.    1,620                    49
  o GP Strategies Corp.    1,500                       6
  o Gric Communications, Inc.    500                   1
  o Gtech Holdings Corp.    1,600                     64
    H&R Block, Inc.    9,600                         327
 o+ Hall, Kinion & Associates, Inc.    900             5
 o+ Harris Interactive, Inc.    800                    2
 *o Havas Advertising    2,742                        20
 o+ HeadHunter.Net, Inc.    2,700                     25
  o Heidrick & Struggles
      International,Inc.    1,100                     17
  o HNC Software, Inc.    1,500                       26
  o Homestore.com, Inc.    4,200                      22
 o+ Horizon Offshore, Inc.    800                      7
  o Hotel Reservations Network, Inc.,
      Class A    600                                  19
  o HotJobs.com Ltd.    2,200                         13
 o+ Hydril Co.    700                                 14
  o Hyperion Solutions Corp.    1,300                 20
 o+ I-Many, Inc.    1,300                              8

See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001


                                                  MKT. VALUE
  SECURITY AND NUMBER OF SHARES                  ($ x 1,000)

  o I2 Technologies, Inc.    15,300                   70
  o Ibasis, Inc.    1,700                              1
 !o  iBEAM Broadcasting Corp.    290                  --
  o Identix, Inc.    1,600                            11
  o IDT Corp.    700                                   8
  o IDX Systems Corp.    1,500                        15
  o iGate Capital Corp.    1,300                       4
  o Impath, Inc.    600                               22
    IMS Health, Inc.    11,800                       252
  o Infocus Corp.    1,600                            31
 o+ Infogrames, Inc.    1,600                          9
  o Infonet Services Corp.,
      Class B    11,200                               24
 o+ Information Resources, Inc.    1,400              10
  o infoUSA, Inc.    2,300                            11
  o Inktomi Corp.    4,200                            18
 o+ Innodata Corp.    2,400                            8
  o Integrated Silicon Solutions, Inc.  900            9
  o Interactive Data Corp.    3,700                   50
  o Interliant, Inc.    1,800                          1
 o+ Interlogix, Inc.    1,100                         29
  o Internap Network Services Corp.   4,600            4
    Interpublic Group of Cos., Inc. 14,744           331
  o Intertrust Technologies Corp.    2,200             3
  o Interwoven, Inc.    3,700                         27
 o+ Intrado, Inc.    600                              16
  o Intuit, Inc.    8,515                            342
  o Iron Mountain, Inc.    2,350                      92
  o The IT Group, Inc.    1,900                        7
  o J.D. Edwards & Co.    4,200                       30
    Jack Henry & Associates, Inc.    3,300            81
  o Jacobs Engineering Group, Inc.  1,000             66
  o JDA Software Group, Inc.    1,500                 24
    John H. Harland Co.    1,500                      29
  o Jupiter Media Metrix, Inc.    1,673                2
  o KANA Software, Inc.    5,284                       5
  o Keane, Inc.    3,000                              42
    Kelly Services, Inc., Class A    1,200            26
  o Key3Media Group, Inc.    2,400                    11
  o Korn/Ferry International    1,100                  8
 o+ KPMG Consulting, Inc.    6,400                    79
  o Kroll, Inc.    1,900                              30
  o Kronos, Inc.    500                               29
  o Lamar Advertising Co.    3,200                   100
  o Learning Tree International,
      Inc.    1,400                                   29
  o Legato Systems, Inc.    3,300                     28
  o Liberate Technologies    5,400                    53
  o Liberty Satellite & Technology, Inc.,
      Class A    1,900                                 2
 o+ Lightbridge, Inc.    1,700                        16
  o Lightpath Technologies, Inc.,
      Class A    600                                   2
 o+ Lionbridge Technologies, Inc.    800               1
  o Looksmart Ltd.    2,400                            2
  o Loudeye Technologies, Inc.    1,300                1
  o Luminex Corp.    800                              14
  o Macrovision Corp.    2,300                        57
  o Manhattan Associates, Inc.    1,300               39
    Manpower, Inc.    3,200                           91
  o Manugistics Group, Inc.    2,300                  18
  o Mapinfo Corp.    525                               5
  o Marimba, Inc.    2,000                             4
  o Marketwatch.com, Inc.    400                       1
  o MAXIMUS, Inc.    1,200                            49
  o Mechanical Technology, Inc.    1,800               5
  o Media Arts Group, Inc.    2,000                    4
  o MedicaLogic/Medscape, Inc.    1,846                1
 o+ Medis Technologies Ltd.    1,000                   8
  o MemberWorks, Inc.    1,000                         9
    Mentor Corp.    1,000                             28
  o Mentor Graphics Corp.    2,700                    51
 o+ Mercator Software, Inc.    500                     2
  o Mercury Computer Systems, Inc.  1,100             52
  o Mercury Interactive Corp.    3,300                79
  o META Group, Inc.    1,100                          2
  o MetaSolv, Inc.    2,800                           20
  o MicroStrategy, Inc.    700                         2
  o Microvision, Inc.    900                          13
 o+ Millenium Cell, Inc.    2,200                      9
  o MIPS Technologies, Inc., Class B   665             6
 o+ Modem Media, Inc.    800                           3
  o Modis Professional Services, Inc.  2,400          13
 o+ Moldflow Corp.    300                              3
  o MRO Software, Inc.    1,400                       18
  o Multex.com, Inc.    1,100                          8
    National Data Corp.    1,400                      49
  o National Instruments Corp. 2,050                  59


See the Financial Notes, which are integral to this information.

                                                  MKT. VALUE
  SECURITY AND NUMBER OF SHARES                   ($ x 1,000)

 o National Processing, Inc.    2,200                58
   National Service Industries, Inc.  1,800          32
 o National Wireless Holdings, Inc.    900           11
o+ Navigant Consulting Co.    2,500                   9
 o NCO Group, Inc.    1,761                          29
 o Neon Systems, Inc.    2,400                        9
 o Net Perceptions, Inc.    900                       1
 o NETIQ Corp.    2,204                              62
 o Netratings, Inc.    900                           11
 o Netscout Systems, Inc.    1,800                    9
 o Netsolve, Inc.    600                              5
 o Network Associates, Inc.    5,000                 96
 o Network Engines, Inc.    600                       1
   New England Business Service, Inc.    800         14
 o Numerical Technologies, Inc.    1,300             32
 o NYFIX, Inc.    750                                13
 o Oak Technology, Inc.    2,200                     22
   Omnicom Group, Inc.    7,300                     560
 o On Assignment, Inc.    1,700                      28
o+ Onesource Information Service Corp.   2,600       21
 o Oni Systems Corp.    5,200                        25
 o Onyx Software Corp.    1,400                       5
 o Organic, Inc.    2,400                             1
 o Overture Services, Inc.    2,800                  74
 o Packeteer, Inc.    1,100                           4
 o PanAmSat Corp.    5,900                          125
 o Parametric Technology Corp.    9,700              68
 o Paxar Corp.    1,800                              20
   Paychex, Inc.    15,400                          494
 o PC-Tel, Inc.    1,400                             11
 o PDI, Inc.    400                                  11
 o Pegasus Solutions, Inc.    1,400                  14
 o PeopleSoft, Inc.    11,900                       354
 o Peregrine Systems, Inc.    7,015                 101
 o Performance Technologies, Inc.  1,100             13
 o Perot Systems Corp., Class A    4,100             70
 o Persistence Software, Inc.    1,200                1
 o Phoenix Technologies Ltd.    1,300                12
 o Photon Dynamics, Inc.    900                      24
   Pittston Brink's Group    2,200                   42
 o Pixar, Inc.    2,100                              77
o+ Planar Systems, Inc.    700                       10
o+ PLATO Learning, Inc.    933                       13
 o Polycom, Inc.    3,100                            93
 o Pomeroy Computer Resources, Inc.    1,100         16
 o Portal Software, Inc.    6,100                    12
 o Praecis Pharmaceuticals, Inc.    1,600             7
 o Pre-Paid Legal Services, Inc.    1,100            17
 o Predictive Systems, Inc.    1,700                  2
 o Priceline.com, Inc.    8,900                      43
 o Primus Knowledge Solution, Inc.    2,100           2
 o ProBusiness Services, Inc.    1,700               30
 o Prodigy Communictions Corp.,
     Class A    1,500                                10
 o Profit Recovery Group International,
     Inc.    2,500                                   17
 o Progress Software Corp.    1,700                  25
 o Proxim, Inc.    1,700                             12
 o Pumatech, Inc.    1,500                            4
 o PurchasePro.com, Inc.    1,900                     1
 o Qlogic Corp.    3,422                            135
 o QRS Corp.    1,450                                14
 o Quest Software, Inc.    4,000                     59
   Quixote Corp.    800                              18
 o R.H. Donnelley Corp.    1,500                     40
 o Radiant Systems, Inc.    1,300                     9
 o RadiSys Corp.    700                              10
 o Razorfish, Inc., Class A    2,524                  1
 o RealNetworks, Inc.    6,000                       34
 o Red Hat, Inc.    4,900                            23
 o Redback Networks, Inc.    5,600                   22
o+ Register.com    2,100                             18
 o RemedyTemp, Inc., Class A    1,200                14
 o Resonate, Inc.    800                              2
o+ Resources Connection, Inc.    600                 13
 o Retek, Inc.    2,643                              54
   Reynolds & Reynolds Co.,
     Class A    3,500                                83
o+ Right Management Consultants, Inc.    700         24
 o Robert Half International, Inc.  7,000           144
 o RSA Security, Inc.    2,000                       24
 o Rural Cellular Corp., Class A    1,200            27
 o SafeNet, Inc.    900                               9

See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001





                                          MKT. VALUE
  SECURITY AND NUMBER OF SHARES           ($ x 1,000)

 o Sanchez Computer Associates,
     Inc.    1,800                           16
 o Sandisk Corp.    2,500                    27
 o Sapient Corp.    3,600                    16
 o Savvis Communications Corp.    2,500       2
o+ SBS Technologies, Inc.    1,200           18
 o Scient Corp.    2,000                      1
 o Seachange International, Inc.    850      21
 o Seacor Smit, Inc.    750                  30
 o Secure Computing Corp.    1,100           18
 o Seebeyond Technology Corp.    2,600       13
   SEI Investments Co.    4,400             135
o+ Selectica, Inc.    1,900                   8
 o Serena Software, Inc.    1,600            26
   The Servicemaster Co.    11,600          126
o+ SFBC International, Inc.    1,000         20
 o Siebel Systems, Inc.    18,100           296
 o SignalSoft Corp.    1,900                  4
 o Silverstream Software, Inc.    1,500       6
 o Sirius Satellite Radio, Inc.    1,200      3
 o Sitel Corp.    2,800                       4
o+ SkillSoft Corp.    600                    14
o+ Smartserv Online, Inc.    400              3
 o Sonic Foundry, Inc.    600                 1
 o SONICblue, Inc.    2,600                   3
 o SonicWall, Inc.    2,400                  34
 o Sonus Networks, Inc.    7,400             31
 o SportsLine.com, Inc.    2,300              7
o+ SPSS, Inc.    700                         12
   Standard Register Co.    1,100            18
 o StarMedia Network, Inc.    2,400           1
 o StarTek, Inc.    900                      15
 o Stericycle, Inc.    1,100                 53
   Stilwell Financial, Inc.    8,800        177
   Strayer Education, Inc.    700            34
 o Sungard Data Systems, Inc.    10,900     275
 o Sunrise Telecom, Inc.    2,000             9
 o Support.com, Inc.    2,300                 6
o+ Switchboard, Inc.    800                   2
 o Sycamore Networks, Inc.    11,000         49
 o Sylvan Learning Systems, Inc.    1,700    38
 o Symantec Corp.    3,100                  170
 o Synopsys, Inc.    2,600                  122
o+ Synplicity, Inc.    1,200                 12
 o Syntel, Inc.    2,000                     19
o+ Take-Two Interactive
     Software Corp.    1,500                 21
 + Talx Corp.    700                         12
 o Tanning Technology Corp.    900            2
 o Teletech Holdings, Inc.    2,800          23
 o Tetra Tech, Inc.    1,625                 42
o+ Tetra Technologies, Inc.    1,300         22
 o TIBCO Software, Inc.    8,000             68
 o Ticketmaster Online-CitySearch, Inc.,
     Class B    4,400                        60
 o TMP Worldwide, Inc.    4,100             122
 o Transaction Systems Architects, Inc.,
     Class A    1,800                        18
o+ TRC Cos., Inc.    900                     38
 o Tularik, Inc.    2,100                    48
   Tyco International Ltd.    1,764          87
 o Universal Electronics, Inc.    1,700      25
 o UNOVA, Inc.    3,100                      10
 o URS Corp.    1,200                        27
 o Va Linux Systems, Inc.    1,427            2
o+ ValiCert, Inc.    700                      2
o+ Valueclick, Inc.    500                    1
 o Ventiv Health, Inc.    2,233               9
 o Ventro Corp.    1,200                      1
 o VeriSign, Inc.    8,480                  328
 o Veritas Software Corp.    15,824         449
 o Verity, Inc.    1,100                     12
 o Vertel Corp.    900                        1
 o VerticalNet, Inc.    2,300                 3
 o Via Net.Works, Inc.    2,700               2
   Viad Corp.    3,600                       70
 o Viant Corp.    1,300                       2
 o Viewpoint Corp.    2,000                   8
 o Vignette Corp.    8,948                   42
 o Vixel Corp.    600                         1
o+ Volt Information Sciences, Inc.    600     7
 o Vyyo, Inc.    1,500                        1
   Wabtec Corp.    2,028                     25
   The Wackenhut Corp., Class A    1,000     26
 o Wackenhut Corrections Corp.    1,500      23
   Wallace Computer Services, Inc.  1,500    23
   Waste Management, Inc.    25,400         622
 o WatchGuard Technologies, Inc.    1,800    16
 o Wave Systems Corp., Class A  1,800         4


See the Financial Notes, which are integral to this information.

                                          MKT. VALUE
  SECURITY AND NUMBER OF SHARES           ($ x 1,000)

 o Webmethods, Inc.    1,921                 18
 o Websense, Inc.    1,200                   29
 o Westaff, Inc.    2,000                     4
 o Wind River Systems, Inc.    3,160         45
 o Wireless Facilities, Inc.    1,800        12
 o Witness Systems, Inc.    1,600            13
 o WorldGate Communications,
     Inc.    2,000                            4
 o Xybernaut Corp.    1,400                   3
 o Yahoo!, Inc.    22,632                   246
 o Zamba Corp.    2,000                       1
 o Zixit Corp.    900                         8
                                        -------
                                         23,473

  CHEMICAL  1.2%
------------------------------------------------------
   A. Schulman, Inc.    1,200                14
   Aceto Corp.    500                         5
 o Advanced Technical Products,
     Inc.    400                             11
   Air Products & Chemicals,
     Inc.    9,500                          380
 o Airgas, Inc.    2,500                     34
   Albemarle Corp.    2,000                  40
   Arch Chemicals, Inc.    1,200             24
   Cabot Corp.    3,200                     107
 o Cabot Microelectronics Corp.    1,160     77
   Calgon Carbon Corp.    2,300              21
   Cambrex Corp.    900                      33
   Chemfirst, Inc.    1,000                  20
   Crompton Corp.    4,424                   32
 o Cytec Industries, Inc.    1,400           34
   Dow Chemical Co.    34,366             1,143
   E.I. du Pont de Nemours
     & Co.    40,495                      1,619
   Eastman Chemical Co.    3,100            106
   Ecolab, Inc.    5,000                    176
   Ferro Corp.    1,200                      26
 o Foamex International, Inc.    2,000       15
   Georgia Gulf Corp.    1,300               23
   Great Lakes Chemical Corp.    2,100       45
   H.B. Fuller Co.    400                    21
   Hawkins, Inc.    1,900                    15
 o Hercules, Inc.    4,000                   30
 o International Specialty Products,
     Inc.    2,800                           23
   Lubrizol Corp.    2,400                   68
   Lyondell Chemical Co.    4,600            61
   MacDermid, Inc.    1,300                  18
   Millennium Chemicals, Inc.    2,400       23
   NCH Corp.    300                          14
   Oil-Dri Corp. of America    400            3
   Olin Corp.    1,500                       22
   OM Group, Inc.    900                     55
   Omnova Solutions, Inc.    1,000            6
   Penford Corp.    1,700                    18
   PolyOne Corp.    3,200                    27
   PPG Industries, Inc.    6,600            322
   Praxair, Inc.    6,300                   297
   Quaker Chemical Corp.    1,700            32
   Rohm & Haas Co.    7,753                 252
   Rollins, Inc.    1,300                    21
   RPM, Inc.    4,400                        53
   Sherwin-Williams Co.    6,400            156
   Sigma-Aldrich Corp.    3,300             124
   Solutia, Inc.    4,100                    49
   Stepan Co.    1,200                       25
 o SurModics, Inc.    1,300                  47
 o Symyx Technologies, Inc.    1,300         20
   Tredegar Corp.    1,400                   25
 o Twinlab Corp.    900                       1
   Valspar Corp.    2,200                    74
   WD-40 Co.    900                          20
   Wellman, Inc.    3,400                    43
 o Zoltek Cos., Inc.    1,500                 4
                                        -------
                                          5,954

  CONSTRUCTION  0.5%
----------------------------------------------
 + American Woodmark Corp.    500            17
 + Ameron International Corp.    700         46
 o Armstrong Holdings, Inc.    1,600          4
o+ Beazer Homes USA, Inc.    400             18
   Carbo Ceramics, Inc.    500               18
   Centex Construction Products, Inc.  700   23
   Centex Corp.    2,600                     99
 o Champion Enterprises, Inc.    2,200       19
   Clayton Homes, Inc.    5,500              77
 o CoorsTek, Inc.    950                     25
   Craftmade International, Inc.    1,800    21
 o Crossmann Communities, Inc.    700        19
   D.R. Horton, Inc.    2,968                66
 o Dal-Tile International, Inc.   2,300      37

See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

      PORTFOLIO HOLDINGS Continued
      As of October 31, 2001

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Dycom Industries, Inc.  1,800                                           22
      Elcor Corp.  950                                                        22
   o+ EMCOR Group, Inc.  400                                                  16
      Florida Rock Industries, Inc.  1,050                                    30
    + Fluor Corp.  3,100                                                     115
      Foster Wheeler Ltd.  2,500                                              13
      Granite Construction, Inc.  1,350                                       34
   o+ Hovnanian Enterprises, Inc.,
      Class A    2,100                                                        25
    o Huttig Building Products, Inc.  811                                      4
    o Insituform Technologies, Inc.,
      Class A    1,300                                                        25
    o Integrated Electrical Services,
      Inc.  1,800                                                              7
      Interface, Inc., Class A    3,300                                       13
      KB Home Corp.  1,900                                                    56
      Lafarge North America, Inc.  2,700                                      96
      Lennar Corp.  2,745                                                    100
    + M/I Schottenstein Homes, Inc.  400                                      15
      Martin Marietta Materials, Inc.  1,700                                  68
      Masco Corp.  18,300                                                    363
    o McDermott International, Inc.  2,200                                    23
      MDC Holdings, Inc.  1,100                                               29
   o+ Meritage Corp.  500                                                     22
   o+ Modtech Holdings, Inc.  1,000                                            9
    o NCI Building Systems, Inc.  900                                         12
    o NVR, Inc.  500                                                          79
    o Palm Harbor Homes, Inc.  1,200                                          27
      Puerto Rican Cement Co., Inc.  900                                      21
      Pulte Homes, Inc.  2,436                                                79
    o Quanta Services, Inc.  2,400                                            36
      The Ryland Group, Inc.  700                                             37
    o Simpson Manufacturing Co., Inc.  300                                    15
    + Standard Pacific Corp.  1,400                                           26
      The Stanley Works    3,400                                             130
    o Stone & Webster, Inc.  700                                               1
      Texas Industries, Inc.  1,000                                           30
    o Toll Brothers, Inc.  1,800                                              56
    o Trex Co., Inc.  1,000                                                   14
      USG Corp.  1,400                                                         8
      Vulcan Materials Co.  4,200                                            175
      Walter Industries, Inc.  1,900                                          20
    o Wesco International, Inc.  2,300                                        11
   o+ Wilsons The Leather Experts    600                                       7
                                                                          ------
                                                                           2,380

      CONSUMER: DURABLE  0.3%
      --------------------------------------------------------------------------
    o Applica, Inc.  1,600                                                    12
      Black & Decker Corp.  3,300                                            109
    o Chromcraft Revington, Inc.  800                                          7
      Coachmen Industries, Inc.  700                                           7
      Compx International, Inc.  800                                           8
    o Energizer Holdings, Inc.  3,633                                         60
      Ethan Allen Interiors, Inc.  1,700                                      54
      Flexsteel Industries, Inc.  600                                          6
    o Furniture Brands International,
      Inc.  2,200                                                             53
    o Genlyte Group, Inc.  600                                                16
   o+ Griffon Corp.  2,200                                                    25
      Haverty Furniture Cos., Inc.  1,700                                     21
    o Helen of Troy Ltd.  2,000                                               20
      Hillenbrand Industries, Inc.  2,300                                    122
      Kimball International, Inc.,
      Class B    2,100                                                        24
      La-Z-Boy, Inc.  2,400                                                   43
      Leggett & Platt, Inc.  8,200                                           178
    o Linens 'N Things, Inc.  1,800                                           33
      Maytag Corp.  3,100                                                     86
    o Mohawk Industries, Inc.  2,200                                          95
      National Presto Industries, Inc.  400                                   11
    o Rent-A-Center, Inc.  1,000                                              27
    o Restoration Hardware, Inc.  1,700                                        6
    o Salton, Inc.  1,100                                                     11
    + Skyline Corp.  100                                                       3
      SLI, Inc.  1,600                                                         4
   o+ Stanley Furniture Co., Inc.  600                                        16
      Sturm, Ruger & Co., Inc.  1,100                                         13
      Thomas Industries, Inc.  700                                            16
      Toro Co.  400                                                           17
      Virco Manufacturing Corp.  1,064                                        10
    o Water Pik Technologies, Inc.  195                                        2
      Whirlpool Corp.  2,600                                                 153
                                                                          ------
                                                                           1,268

      CONSUMER: NONDURABLE  1.2%
      --------------------------------------------------------------------------
    o The 3DO Co.  2,100                                                       4
      A.T. Cross Co., Class A    2,400                                        13
   o+ Action Performance Cos., Inc.  400                                      10
   o+ AFC Enterprises, Inc.  1,000                                            25
      American Greetings Corp., Class A  3,000                                42

90    See the Financial Notes, which
      are integral to this information.

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Applebee's International, Inc.  1,350                                   41
    o Boyd Gaming Corp.  2,800                                                12
    o Boyds Collection Ltd.  2,200                                            17
    o Brinker International, Inc.  4,300                                     109
    o Buca, Inc.  1,100                                                       15
   o+ California Pizza Kitchen, Inc.  400                                      7
    o Catalina Marketing Corp.  2,200                                         61
      CBRL Group, Inc.  2,300                                                 58
    o CEC Entertainment, Inc.  1,350                                          52
      Cedar Fair L.P.  2,300                                                  46
    o Championship Auto Racing Teams,
      Inc.  1,000                                                             13
    o The Cheesecake Factory    1,925                                         54
    + Churchill Downs, Inc.  900                                              23
    o Corvis Corp.  13,000                                                    29
    o Cytyc Corp.  4,800                                                     126
      Darden Restaurants, Inc.  4,700                                        150
    o Dave and Buster's, Inc.  1,700                                          11
    o Department 56, Inc.  2,300                                              16
      Dover Downs Entertainment,
      Inc.  1,400                                                             17
    o Electronic Arts, Inc.  5,600                                           288
    o Factory 2-U Stores, Inc.  600                                            8
      Fastenal Co.  1,300                                                     77
      The First Years, Inc.  1,500                                            15
      Fortune Brands, Inc.  6,100                                            225
    o Fossil, Inc.  1,650                                                     30
    o Garden Fresh Restaurant Corp.  1,700                                    11
      Handleman Co.  1,400                                                    17
      Hasbro, Inc.  6,800                                                    113
    o Hollywood Media Corp.  1,100                                             3
    o IHOP Corp.  1,000                                                       26
    o International Game Technology    3,300                                 168
      International Speedway Corp.,
      Class A    2,245                                                        83
    o Isle of Capris Casinos, Inc.  1,700                                     15
    o Jack in the Box, Inc.  1,700                                            42
    o Jakks Pacific, Inc.  1,200                                              23
      Lancaster Colony Corp.  1,300                                           41
      Landry's Restaurants, Inc.  1,800                                       32
      Lone Star Steakhouse & Saloon,
      Inc.  1,400                                                             18
    o Luby's, Inc.  1,400                                                      8
      The Marcus Corp.  1,500                                                 19
    o Marvel Enterprises, Inc.  2,300                                          6
    o Mattel, Inc.  17,700                                                   335
      McDonald's Corp.  50,200                                             1,309
    o MCK Communications, Inc.  1,600                                          2
    o Midway Games, Inc.  2,100                                               33
      Movado Group, Inc.  1,700                                               28
      Newell Rubbermaid, Inc.  10,700                                        296
   o+ O'Charleys, Inc.  900                                                   14
    o Omnivision Technologies, Inc.  1,400                                     4
    o On Command Corp.  1,500                                                  2
      Oneida Ltd.  700                                                         9
    o Outback Steakhouse, Inc.  3,000                                         87
   o+ P.F. Chang's China Bistro, Inc.  400                                    16
    o Packard Bioscience Co.  2,500                                           20
   o+ Panera Bread Co., Class A    400                                        16
    o Papa John's International,
      Inc.  700                                                               20
    o Rare Hospitality International
      Inc.  1,050                                                             19
      Regis Corp.  1,900                                                      40
      Riviana Foods, Inc.  900                                                16
      Ruby Tuesday, Inc.  3,600                                               62
      Russ Berrie & Co., Inc.  1,000                                          26
    o Ryan's Family Steak Houses,
      Inc.  1,500                                                             27
    o SCP Pool Corp.  1,350                                                   31
   o+ Service Corp. International    11,800                                   75
    o Sonic Corp.  1,250                                                      42
    o Sotheby's Holdings, Inc.,
      Class A    3,300                                                        44
    o Starbucks Corp.  15,300                                                262
    o The Steak N Shake Co.  1,580                                            17
   o+ Stewart Enterprises, Inc.,
      Class A    4,200                                                        25
    o Student Advantage, Inc.  1,900                                           2
    o The Topps Co., Inc.  1,700                                              17
    o Trans World Entertainment Corp.  1,500                                  13
    o Triarc Cos., Inc.  700                                                  16
    o Tricon Global Restaurants, Inc.  5,800                                 293
      Tupperware Corp.  2,300                                                 47
      Wendy's International, Inc.  4,800                                     126
   o+ World Wrestling Federation
      Entertainment, Inc.  900                                                10
    o Yankee Candle Co., Inc.  2,200                                          40
                                                                          ------
                                                                           5,660

                                        See the Financial Notes, which        91
                                        are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


      PORTFOLIO HOLDINGS Continued
      As of October 31, 2001


                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      CONTAINERS  0.2%
      --------------------------------------------------------------------------
      AEP Industries, Inc.  400                                                8
   o+ Astronics Corp.  1,000                                                  14
      Ball Corp.  900                                                         55
      Bemis Co., Inc.  2,200                                                  95
    o Crown Cork & Seal Co., Inc.  3,600                                       7
      Greif Brothers Corp., Class A    700                                    17
   o+ Ivex Packaging Corp.  1,300                                             24
      Liqui-Box Corp.  200                                                     8
    o Mobile Mini, Inc.  1,100                                                34
    o Owens-Illinois, Inc.  6,900                                             42
    o Packaging Corp. of America    4,400                                     78
    o Pactiv Corp.  6,400                                                    104
    o Sealed Air Corp.  3,500                                                140
    o Silgan Holdings, Inc.  900                                              18
      Sonoco Products Co.  4,100                                              96
                                                                          ------
                                                                             740

      ELECTRONICS  6.2%
      --------------------------------------------------------------------------
    o ACT Manufacturing, Inc.  900                                             4
    o Acxiom Corp.  3,300                                                     39
    o ADC Telecommunications, Inc.  28,220                                   128
   o+ ADE Corp.  600                                                           6
    o Adelphia Business Solutions,
      Inc.  1,500                                                              1
    o Adelphia Communications Corp.,
      Class A    6,301                                                       139
    o Advanced Fibre Communications,
      Inc.  3,000                                                             56
    o Advanced Micro Devices,
      Inc.  13,100                                                           129
   o+ Advanced Power Technology,
      Inc.  1,000                                                              9
   o+ Agere Systems, Inc., Class A    29,200                                 134
    o Agilent Technologies, Inc.  18,817                                     419
    o Airnet Communications Corp.  1,300                                       1
    o Allen Telecom, Inc.  1,500                                              11
   o+ Alliance Fiber Optic Products,
      Inc.  2,100                                                              2
    o Alliance Semiconductor Corp.  1,200                                     10
    o Alliant Techsystems, Inc.  1,125                                        98
    o Alpha Industries, Inc.  1,900                                           44
    o Altera Corp.  15,500                                                   313
    o American Power Conversion
      Corp.  7,800                                                           100
    o American Superconductor Corp.  700                                       7
    o Amkor Technology, Inc.  6,400                                           80
    o Amphenol Corp., Class A    1,900                                        85
    o Anadigics, Inc.  1,150                                                  17
    o Analog Devices, Inc.  14,700                                           559
    o Anaren Microwave, Inc.  800                                             12
    o Andrew Corp.  3,100                                                     56
    o Anixter International, Inc.  1,300                                      32
   o+ APA Optics, Inc.  1,000                                                  3
      Applied Biosystems Group  --
      Applera Corp.  8,300                                                   242
    o Applied Materials, Inc.  33,049                                      1,127
      APW Ltd.  1,700                                                          5
    o Arguss Communications, Inc.  1,800                                       5
    o Arrow Electronics, Inc.  3,800                                          93
    o Artisan Components, Inc.  1,100                                          9
   *o ASML Holding NV    1,286                                                19
    o Aspect Communications Corp.  1,700                                       4
    o AstroPower, Inc.  500                                                   19
    o Asyst Technologies, Inc.  1,700                                         15
    o Atmel Corp.  17,900                                                    142
    o ATMI, Inc.  1,400                                                       27
    o Audiovox Corp., Class A    1,600                                        12
    o Avanex Corp.  2,100                                                     10
    o Avid Technology, Inc.  1,100                                            10
      Avnet, Inc.  4,788                                                      99
      AVX Corp.  7,000                                                       130
    o Aware, Inc.  1,100                                                       5
    o AXT, Inc.  800                                                           9
    + BEI Technologies, Inc.  1,200                                           19
    o Bel Fuse, Inc., Class A    700                                          14
      Bel Fuse, Inc., Class B    500                                          10
      Belden, Inc.  800                                                       16
    o Benchmark Electronics, Inc.  700                                        12
      BMC Industries, Inc.  2,100                                              4
      Boston Acoustics, Inc.  1,300                                           12
    o Broadcom Corp., Class A    10,000                                      344
    o Brooks Automation, Inc.  500                                            16
    o Bruker Daltonics, Inc.  2,100                                           48
      C&D Technologies, Inc.  1,000                                           21
    o C-COR.net Corp.  1,600                                                  11
    o Cable Design Technologies Corp.  1,700                                  22
    o Cadence Design Systems, Inc.  10,100                                   214

      See the Financial Notes, which are integral to this information.

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Caliper Technologies Corp.  700                                          8
    o Captaris, Inc.  2,200                                                    5
    o CCC Information Services Group,
      Inc.  2,300                                                             13
   o+ Checkpoint Systems, Inc.  1,600                                         17
   o+ ChipPAC, Inc.  2,400                                                    12
    o CIENA Corp.  13,100                                                    213
    o Cirrus Logic, Inc.  3,100                                               35
    o CMGI, Inc.  14,086                                                      21
    o Coherent, Inc.  1,800                                                   48
      Cohu, Inc.  1,100                                                       19
    o CommScope, Inc.  1,900                                                  37
    o Computer Network Technology
      Corp.  1,100                                                            16
   o+ Comtech Telecommunications,
      Inc.  500                                                                7
    o Concord Communications,
      Inc.  1,600                                                             23
    o Conexant Systems, Inc.  9,496                                           96
    o Cox Radio, Inc., Class A    1,600                                       35
    o Cree, Inc.  2,900                                                       52
      CTS Corp.  800                                                          13
    + Cubic Corp.  400                                                        14
    o Cyberonics, Inc.  1,200                                                 19
    o Cymer, Inc.  1,200                                                      25
    o Cypress Semiconductor Corp.  4,800                                      95
   o+ Daktronics, Inc.  1,200                                                  8
    o DDI Corp.  1,600                                                        14
    o Dionex Corp.  700                                                       17
    o DMC Stratex Networks, Inc.  2,800                                       15
    o DSP Group, Inc.  1,300                                                  27
    o Dupont Photomasks, Inc.  500                                            18
    o Electro Rent Corp.  1,100                                               14
    o Electro Scientific Industries, Inc.  1,300                              31
    o Electroglas, Inc.  900                                                  11
    o Electronics Boutique Holdings
      Corp.  800                                                              25
    o Electronics for Imaging, Inc.  2,400                                    47
    o Emcore Corp.  1,500                                                     17
   o+ EMS Technologies, Inc.  500                                              8
    o Emulex Corp.  3,100                                                     73
   o+ Entegris, Inc.  2,800                                                   22
    o ESS Technology, Inc.  2,400                                             31
   o+ Esterline Technologies Corp.  900                                       12
    o Exar Corp.  1,300                                                       29
   o+ Excel Technology, Inc.  600                                              9
    o Fairchild Semiconductor
      International, Inc., Class A    4,100                                   87
    o FEI Co.  1,500                                                          40
   o+ Flir Systems, Inc.  1,200                                               56
    + Frequency Electronics, Inc.  500                                         6
    o FSI International, Inc.  1,300                                          11
    o Gadzoox Networks, Inc.  600                                              1
    o Genencor International, Inc.  2,200                                     28
      General Cable Corp.  1,700                                              19
    o General Semiconductor, Inc.  1,300                                      14
    o Gentex Corp.  2,300                                                     55
   o+ Gentner Communications Corp.  1,000                                     19
   o+ Genus, Inc.  500                                                         1
      Gerber Scientific, Inc.  1,900                                          21
    o Getty Images, Inc.  2,100                                               33
    o Glenayre Technologies, Inc.  2,300                                       3
    o Globespan, Inc.  2,700                                                  32
      Harman International Industries,
      Inc.  1,500                                                             50
    o Harmonic, Inc.  2,342                                                   19
      Harris Corp.  2,800                                                     96
    o Hearst-Argyle Television, Inc.  3,600                                   67
    o HI/FN, Inc.  800                                                        12
    o Hollywood Entertainment Corp.  2,000                                    32
    o Hutchinson Technology, Inc.  800                                        15
    o Imation Corp.  2,000                                                    42
    o Integrated Circuit Systems, Inc.  2,900                                 49
 (10) Intel Corp.  274,232                                                 6,697
    o Intermagnetics General Corp.  871                                       25
    o International Rectifier Corp.  2,600                                    91
    o Internet Security Systems    1,400                                      37
    o Intersil Corp., Class A    3,000                                        98
   o+ Itron, Inc.  1,500                                                      42
      ITT Industries, Inc.  4,300                                            207
   o+ Ixia Corp.  2,200                                                       22
    o IXYS Corp.  900                                                          6
    o JDS Uniphase Corp.  53,624                                             428
    o JNI Corp.  1,400                                                        10
      Keithley Instruments, Inc.  700                                         12
    o Kemet Corp.  3,700                                                      66
    o KLA-Tencor Corp.  7,400                                                302
    o Kopin Corp.  2,500                                                      31
    o Kulicke & Soffa Industries, Inc.  1,900                                 29

     See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

      PORTFOLIO HOLDINGS Continued
      As of October 31, 2001

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o L-3 Communications Holdings,
      Inc.  1,800                                                            156
    o Lam Research Corp.  5,200                                               99
   o+ LeCroy Corp.  900                                                       14
      Linear Technology Corp.  13,000                                        504
    o Littelfuse, Inc.  500                                                   11
    o Loral Space & Communications
      Corp.  8,500                                                            11
    o LSI Logic Corp.  13,864                                                235
      Lucent Technologies, Inc.  131,423                                     881
   o+ Luminent, Inc.  4,900                                                   10
    o Macromedia, Inc.  2,400                                                 36
    o Manufacturers Services Ltd.  1,400                                       6
    o Mattson Technology, Inc.  1,100                                          6
    o Maxim Integrated Products,
      Inc.  13,303                                                           609
    o McData Corp., Class A    2,617                                          39
   o+ Measurement Specialties, Inc.  700                                       6
    o MEMC Electronic Materials, Inc.  2,700                                   5
    o Merix Corp.  1,200                                                      20
   o+ Merrimac Industries, Inc.  1,100                                        10
    o Mestek, Inc.  700                                                       17
   o+ Metawave Communications
      Corp.  1,900                                                             4
      Methode Electronics, Inc.,
      Class A    1,100                                                         8
    o Metro Information Services,
      Inc.  2,000                                                             14
    o Metromedia Fiber Network, Inc.,
      Class A    18,010                                                       13
    o Micron Technology, Inc.  24,300                                        553
    o Microsemi Corp.  1,000                                                  35
   o+ Microtune, Inc.  1,500                                                  29
    o MKS Instruments, Inc.  1,700                                            37
      Molex, Inc.  7,925                                                     229
      Moody's Corp.  6,400                                                   222
      Motorola, Inc.  89,555                                               1,466
    o MRV Communications, Inc.  2,200                                         10
    + MTS Systems Corp.  1,500                                                17
   o+ Multilink Technology Corp.  2,500                                       11
    o Nanogen, Inc.  1,500                                                    14
    o National Semiconductor Corp.  6,500                                    169
    o Netopia, Inc.  2,100                                                     8
    o Netro Corp.  2,200                                                       8
    o New Focus, Inc.  2,800                                                   8
      Newport Corp.  1,700                                                    27
    o Nextel Partners, Inc., Class A    6,700                                 36
    o Novoste Corp.  1,600                                                    18
    o Nvidia Corp.  5,900                                                    253
   o+ Optical Communication
      Products, Inc.  500                                                      1
   o+ OSI Systems, Inc.  700                                                  11
    o OYO Geospace Corp.  300                                                  4
    + Park Electrochemical Corp.  1,100                                       25
    o Parkervision, Inc.  400                                                  9
    o Paxson Communications Corp.  1,900                                      16
    + Pemstar, Inc.  1,600                                                    20
    o PeoplePC, Inc.  3,000                                                    1
    o Pericom Semiconductor Corp.  1,400                                      19
      PerkinElmer, Inc.  5,200                                               140
    o Photronics, Inc.  1,400                                                 35
    o Pinnacle Systems, Inc.  1,800                                            8
      Pioneer Standard Electronics,
      Inc.  1,600                                                             14
    o Pixelworks, Inc.  1,600                                                 16
    o Plantronics, Inc.  2,000                                                42
    o Plexus Corp.  1,700                                                     43
    o PLX Technology, Inc.  1,300                                             10
    o Powell Industries, Inc.  2,000                                          42
    o Power Intergrations, Inc.  900                                          21
    o Power-One, Inc.  2,500                                                  20
    o Powerwave Technologies, Inc.  2,200                                     34
    o PRI Automation, Inc.  700                                               12
    o Qualcomm, Inc.  30,700                                               1,508
    o Quicklogic Corp.  900                                                    3
    o Rambus, Inc.  4,200                                                     34
    o Rational Software Corp.  8,000                                         105
    o Rayovac Corp.  1,800                                                    27
    o Remec, Inc.  1,500                                                      13
   o+ REX Stores Corp.  1,050                                                 14
    o RF Micro Devices, Inc.  6,700                                          137
    + Richardson Electronics Ltd.  1,300                                      13
    o Riverstone Networks, Inc.  7,645                                        97
    o Rofin-Sinar Technologies, Inc.  1,900                                   17
    o Rogers Corp.  800                                                       27
    o Rudolph Technologies, Inc.  500                                         13
    o Sage, Inc.  1,700                                                       43
    o Sanmina Corp.  13,020                                                  197
    o SCI Systems, Inc.  6,100                                               124

94    See the Financial Notes, which
      are integral to this information.

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Scientific-Atlanta, Inc.  6,600                                        138
    o Semitool, Inc.  1,300                                                   13
    o Semtech Corp.  2,700                                                   102
    o Sensormatic Electronics Corp.  3,200                                    82
    o Silicon Image, Inc.  2,000                                               3
   o+ Silicon Laboratories, Inc.  2,000                                       49
    o Silicon Storage Technology, Inc.  3,500                                 31
    o Siliconix, Inc.  1,300                                                  33
    o Sipex Corp.  1,600                                                      14
    o Sirenza Microdevices, Inc.  1,300                                        5
    o Solectron Corp.  24,920                                                307
    o Spectra-Physics, Inc.  700                                              12
   o+ Spectralink Corp.  1,000                                                11
   o+ Spectrian Corp.  1,000                                                   9
    o SpeechWorks International, Inc.  1,400                                  11
    o SpeedFam-IPEC, Inc.  2,200                                               4
   o+ Standard Microsystems Corp.  1,500                                      15
   o+ StockerYale, Inc.  500                                                   3
   *o Stora Enso Oyj    4,199                                                 49
    o Superconductor Technologies    1,600                                     8
    o Superior TeleCom, Inc.  1,124                                            1
   o+ Supertex, Inc.  400                                                      6
      Symbol Technologies, Inc.  8,537                                       110
    o Symmetricom, Inc.  2,100                                                12
    o Synavant, Inc.  1,325                                                    4
      Technitrol, Inc.  1,500                                                 37
    o Tekelec, Inc.  2,500                                                    48
    o Tektronix, Inc.  3,800                                                  75
    o TeleCorp. PCS, Inc., Class A    7,228                                   97
    o Tellabs, Inc.  15,700                                                  214
    o Teradyne, Inc.  7,060                                                  163
    o Terayon Communication Systems,
      Inc.  2,800                                                             32
    o Tessco Technologies, Inc.  700                                          10
      Texas Instruments, Inc.  70,747                                      1,980
    o Therma-Wave, Inc.  1,000                                                12
    o Thermo Electron Corp.  10,150                                          215
      Thomas & Betts Corp.  2,400                                             44
    o THQ, Inc.  800                                                          40
    o Three-Five Systems, Inc.  1,099                                         17
    o Tollgrade Communications, Inc.  1,100                                   28
   o+ Transmeta Corp.  4,500                                                   8
    o TranSwitch Corp.  3,100                                                 10
    o Triquint Semiconductor, Inc.  5,310                                     94
   o+ TTM Technologies, Inc.  1,900                                           18
    o Tweeter Home Entertainment
      Group, Inc.  1,100                                                      17
    o Ulticom, Inc.  1,800                                                    17
    o Ultrak, Inc.  1,500                                                      3
    + United Industrial Corp.  1,200                                          23
      Unitil Corp.  600                                                       14
    o Univision Communications, Inc.,
      Class A    8,500                                                       213
   o+ UQM Technologies, Inc.  3,500                                           16
    o Valence Technology, Inc.  1,400                                          5
    o Varian Semiconductor
      Equipment    1,500                                                      45
    o Varian, Inc.  1,800                                                     46
      Vector Group Ltd.  1,114                                                45
    o Viasat, Inc.  1,000                                                     15
   o+ Viasystems Group, Inc.  4,200                                            5
    o Vicor Corp.  1,700                                                      26
    o Virata Corp.  2,800                                                     34
    o Vishay Intertechnology, Inc.  5,550                                    105
    o VISX, Inc.  2,100                                                       25
    o Vitesse Semiconductor Corp.  6,800                                      64
    o Waters Corp.  5,100                                                    181
    o WebMD Corp.  14,426                                                     66
    o Western Digital Corp.  7,200                                            24
   o+ Western Multiplex Corp., Class A    2,200                                9
    o Western Wireless Corp., Class A    2,700                                79
    o Wink Communications, Inc.  2,200                                         2
   o+ Xicor Inc.  500                                                          5
    o Xilinx, Inc.  13,000                                                   395
    o Zoran Corp.  700                                                        18
                                                                          ------
                                                                          29,851

      ENERGY: RAW MATERIALS  1.5%
      --------------------------------------------------------------------------
    + Alliance Resource Partners L.P.  700                                    17
      Anadarko Petroleum Corp.  10,130                                       578
      Apache Corp.  5,200                                                    268
    + Apco Argentina, Inc.  200                                                5
   o+ Aquila, Inc.  600                                                       11
      Arch Coal, Inc.  2,000                                                  44
   o+ ATP Oil & Gas Corp.  1,600                                              11
    o Atwood Oceanics, Inc.  1,200                                            37
      Baker Hughes, Inc.  13,600                                             487
      Berry Petroleum, Class A    1,000                                       17
    o BJ Services Co.  6,800                                                 174
      Buckeye Partners L.P.  1,400                                            49

                                        See the Financial Notes, which        95
                                        are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

      PORTFOLIO HOLDINGS Continued
      As of October 31, 2001

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Burlington Resources, Inc.  8,500                                      317
      Cabot Oil & Gas Corp., Class A    1,400                                 34
    o Chesapeake Energy Corp.  6,600                                          48
   o+ Comstock Resources, Inc.  3,500                                         27
    o Cooper Cameron Corp.  2,300                                             90
   o+ Denbury Resources, Inc.  1,500                                          13
      Devon Energy Corp.  5,336                                              204
    o Dril-Quip, Inc.  500                                                     9
   o+ Emex Corp.  1,135                                                        6
   o+ Encore Acquisition Co    1,000                                          13
   o+ Energy Conversion Devices, Inc.  600                                    11
   o+ Energy Partners Ltd.  1,700                                             13
      Ensco International, Inc.  5,700                                       113
      Enterprise Products Partners L.P.  2,000                                94
      EOG Resources, Inc.  4,500                                             159
    o Evergreen Resources, Inc.  800                                          32
   o+ Evergreen Solar, Inc.  1,000                                             3
   o+ FMC Technologies, Inc.  700                                              9
    o Forest Oil Corp.  4,450                                                122
    o Friede Goldman Halter, Inc.  1,855                                       1
    o FuelCell Energy, Inc.  1,200                                            19
    o Global Marine, Inc.  7,000                                             113
    o Grey Wolf, Inc.  5,800                                                  17
    o H Power Corp.  2,100                                                     6
      Halliburton Co.  17,200                                                425
   o+ Headwaters, Inc.  1,200                                                 15
      Helmerich & Payne, Inc.  2,300                                          70
      Kameb Services LLC    966                                               18
    o Key Energy Services, Inc.  3,900                                        34
    o KEY Production Co., Inc.  1,900                                         30
   o+ Kinder Morgan Management LLC    1,515                                   57
    o Kirby Corp.  800                                                        21
      The Laclede Group, Inc.  800                                            18
    o Louis Dreyfus Natural Gas Corp.  1,900                                  75
      Massey Energy Co.  3,000                                                62
      Mitchell Energy & Development Corp.,
      Class A    1,700                                                        91
    o Nabors Industries, Inc.  6,117                                         188
    o Newpark Resources, Inc.  2,700                                          17
      NL Industries, Inc.  2,000                                              26
      Noble Affiliates, Inc.  2,300                                           85
    o Noble Drilling Corp.  5,600                                            171
      Occidental Petroleum Corp.  14,900                                     377
    o Offshore Logistics, Inc.  1,100                                         22
   o+ Oil States International, Inc.  1,500                                   13
    o Parker Drilling Co.  2,800                                               9
   o+ Patterson-UTI Energy, Inc.  3,100                                       56
    + Peabody Energy Corp.  2,300                                             69
      Penn Virginia Corp.  900                                                35
      Plains All American Pipeline L.P.  1,000                                26
    o Plains Resources, Inc.  1,000                                           27
    o Pride International, Inc.  5,200                                        67
    o Prima Energy Corp.  1,275                                               31
    o Pure Resources, Inc.  2,172                                             38
   o+ Quicksilver Resource, Inc.  1,400                                       20
   o+ Range Resources Corp.  2,400                                            11
    o Rowan Cos., Inc.  3,400                                                 57
    + RPC, Inc.  900                                                          13
      Schlumberger Ltd.  21,300                                            1,031
    o Seitel, Inc.  2,000                                                     27
    + Shamrock Logistics L.P.  500                                            18
    o Smith International, Inc.  2,200                                       104
    o Southwestern Energy Co.  1,600                                          19
    o Swift Energy Co.  1,100                                                 26
    + TC Pipelines L.P.  700                                                  19
      Tidewater, Inc.  2,700                                                  82
    o Tom Brown, Inc.  1,700                                                  40
    o Trico Marine Services, Inc.  1,800                                      12
    o Unit Corp.  1,600                                                       18
    + USEC, Inc.  3,000                                                       20
      Valero Energy Corp.  2,500                                              94
   o+ W-H Energy Services, Inc.  900                                          18
    o Weatherford International, Inc.  4,800                                 164
      Western Gas Resources, Inc.  2,000                                      64
    o Westport Resources Corp.  2,225                                         38
      XTO Energy, Inc.  4,900                                                 88
                                                                          ------
                                                                           7,327

      FOOD & AGRICULTURE  3.6%
      --------------------------------------------------------------------------
   o+ AG Services of America    300                                            3
    + Alico, Inc.  300                                                         8
    o American Italian Pasta Co.,
      Class A    500                                                          20
      The Andersons, Inc.  1,500                                              14
      Archer-Daniels-Midland Co.  25,858                                     360
   o+ Aurora Foods, Inc.  2,500                                               11
      Bob Evans Farms, Inc.  2,200                                            41
    + Bridgford Foods Corp.  300                                               4
   o+ Bunge Ltd.  3,200                                                       56

96    See the Financial Notes, which are integral to this information.

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Cadiz, Inc.  2,100                                                      18
      Campbell Soup Co.  16,000                                              452
      Coca-Cola Bottling Co.
      Consolidated    400                                                     15
      Coca-Cola Co.  101,500                                               4,860
      Coca-Cola Enterprises, Inc.  17,500                                    321
      ConAgra Foods, Inc.  21,393                                            490
      Corn Products International, Inc.  1,200                                36
    o CTB International Corp.  1,600                                          17
      Dean Foods Co.  1,100                                                   49
    o Del Monte Foods Co.  1,500                                              12
      Delta & Pine Land Co.  4,500                                            81
      Dole Food Co., Inc.  2,400                                              49
      Dreyer's Grand Ice Cream, Inc.  2,300                                   75
   o+ Eden Bioscience Corp.  1,000                                             5
    o Embrex, Inc.  1,300                                                     21
    + Farmers Brothers Co.  200                                               45
      Fleming Cos., Inc.  3,400                                               82
   o+ Flowers Foods, Inc.  1,140                                              47
      Fresh Brands, Inc.  1,800                                               26
    o Fresh Del Monte Produce, Inc.  2,200                                    29
   o+ Gehl Co.  300                                                            4
      General Mills, Inc.  11,600                                            533
   o+ Green Mountain Coffee, Inc.  900                                        20
   o+ Griffen Land & Nurseries, Inc.  300                                      4
    o Gum Tech International, Inc.  1,700                                     14
      H.J. Heinz Co.  13,800                                                 586
    o Hain Celestial Group, Inc.  1,406                                       28
      Hershey Foods Corp.  5,700                                             363
      Hormel Foods Corp.  6,000                                              144
      IMC Global, Inc.  3,500                                                 38
    + Ingles Markets, Inc., Class A    300                                     3
      International Multifoods Corp.  600                                     13
      Interstate Bakeries Corp.  1,700                                        40
    o J & J Snack Foods Corp.  1,400                                          31
    + J.M. Smucker Co.  1,300                                                 43
      Kellogg Co.  15,900                                                    485
    + Kraft Foods, Inc., Class A    11,400                                   385
    o Krispy Kreme Doughnuts, Inc.  2,100                                     73
      Lance, Inc.  1,900                                                      25
    + Lesco, Inc.  300                                                         3
      Lindsay Manufacturing Co.  800                                          15
   o+ M & F Worldwide Corp.  900                                               4
      Marsh Supermarkets, Inc.,
      Class B    1,000                                                        13
    o Maui Land & Pineapple Co.  800                                          18
      McCormick & Co., Inc.  2,900                                           127
      Midwest Grain Products, Inc.  1,500                                     16
    + Monsanto Co.  1,100                                                     34
   o+ Monterey Pasta Co.  700                                                  5
      Nash Finch Co.  1,800                                                   41
    o National Beverage Corp.  1,700                                          18
   o+ Odwalla, Inc.  500                                                       8
   o+ The Pantry, Inc.  400                                                    3
   o+ Peet's Coffee & Tea, Inc.  1,300                                        11
   o+ Penn Traffic Co.  600                                                    3
      The Pepsi Bottling Group, Inc.  5,500                                  256
      PepsiAmericas, Inc.  5,800                                              76
      PepsiCo, Inc.  71,500                                                3,483
    o Performance Food Group Co.  1,900                                       56
      Pilgrim's Pride Corp., Class B    1,400                                 17
    o RalCorp. Holdings, Inc.  1,200                                          23
      Ralston Purina Co.  12,200                                             400
      Sanderson Farms, Inc.  1,400                                            19
      Sara Lee Corp.  31,678                                                 706
    o The Scotts Co., Class A    900                                          36
      Sensient Technologies Corp.  1,600                                      26
    o Smithfield Foods, Inc.  4,300                                           91
    + Spartan Stores, Inc.  500                                                6
    o Suiza Foods Corp.  900                                                  53
      Supervalu, Inc.  5,187                                                 111
      Sysco Corp.  27,086                                                    653
      Tasty Baking Co.  1,300                                                 22
    o Tejon Ranch Co.  674                                                    16
      Tootsie Roll Industries, Inc.  2,066                                    76
      Tyson Foods, Inc., Class A    12,040                                   118
    o United Natural Foods, Inc.  1,300                                       27
    o Whole Foods Market, Inc.  2,100                                         73
    o Wild Oats Markets, Inc.  1,250                                           9
      Wm. Wrigley Jr. Co.  8,600                                             430
                                                                          ------
                                                                          17,181

      GOLD  0.1%
      --------------------------------------------------------------------------
    o Golden Cycle Gold Corp.  600                                             3
      Homestake Mining Co.  10,500                                            86
    o Meridian Gold, Inc.  3,800                                              42
      Newmont Mining Corp.  8,051                                            187
    + Royal Gold, Inc.  700                                                    4
                                                                          ------
                                                                             322

          See the Financial Notes, which are integral to this information.    97

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

      PORTFOLIO HOLDINGS Continued
      As of October 31, 2001

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      HEALTHCARE / DRUGS & MEDICINE  14.8%
      --------------------------------------------------------------------------
    o 3-Dimensional Pharmaceuticals,
      Inc.  1,400                                                             12
      Abbott Laboratories    63,005                                        3,338
    o Abgenix, Inc.  3,600                                                   107
    o Abiomed, Inc.  800                                                      17
    o Acacia Research Corp.  300                                               4
    o Accredo Health, Inc.  1,250                                             43
    o Aclara BioSciences, Inc.  2,400                                         12
   o+ Adolor Corp.  1,300                                                     20
   o+ Advanced Neuromodulation
      Systems, Inc.  700                                                      18
    o AdvancePCS Corp.  1,600                                                 97
   o+ Aerogen, Inc.  1,400                                                     3
    o Affymetrix, Inc.  2,300                                                 69
    o Albany Molecular Research, Inc.  1,100                                  30
    o Alexion Pharmaceuticals, Inc.  1,100                                    19
   o+ Align Technology, Inc.  1,700                                            7
    o Alkermes, Inc.  2,400                                                   62
      Allergan, Inc.  5,300                                                  380
   o+ Alliance Imaging, Inc.  1,800                                           22
    o Alliance Pharmaceutical Corp.  220                                       1
    o Allscripts Healthcare Solutions,
      Inc.  1,900                                                              6
      Alpharma, Inc., Class A    1,700                                        47
   o+ American Healthways, Inc.  700                                          28
      American Home Products
      Corp.  53,800                                                        3,004
   o+ American Medical Systems
      Holdings, Inc.  1,400                                                   27
    o Ameripath, Inc.  1,200                                                  34
    o AmerisourceBergen Corp.  4,324                                         275
    o Amgen, Inc.  42,500                                                  2,415
    o Amsurg Corp.  700                                                       17
    o Amylin Pharmaceuticals, Inc.  2,300                                     19
    o Andrx Group    2,900                                                   188
    o Antigenics, Inc.  1,400                                                 20
   o+ Aphton Corp.  800                                                       11
    o Apogent Technologies, Inc.  4,100                                       96
    o Applied Molecular Evolution, Inc.  1,600                                15
    o Apria Healthcare Group, Inc.  2,200                                     51
    o Arena Pharmaceuticals, Inc.  800                                         9
   o+ Arqule, Inc.  1,300                                                     12
      Arrow International, Inc.  700                                          27
    o Arthrocare Corp.  900                                                   18
    o Aspect Medical Systems, Inc.  1,200                                     11
    o Atrix Labs, Inc.  1,400                                                 35
   o+ AVANIR Pharmaceuticals, Inc.,
      Class A    1,900                                                         6
    o Avant Immunotherapeutics,
      Inc.  3,000                                                             10
    o Avigen, Inc.  900                                                        8
    o Aviron    1,000                                                         33
    o Barr Laboratories, Inc.  1,736                                         126
      Bausch & Lomb, Inc.  1,900                                              62
      Baxter International, Inc.  24,030                                   1,162
      Beckman Coulter, Inc.  2,600                                           110
      Becton, Dickinson & Co.  10,300                                        369
   o+ Beverly Enterprises, Inc.  3,800                                        28
    o Bio-Rad Laboratories, Inc.,
      Class A    500                                                          31
    o Bio-Technology General Corp.  2,300                                     16
    o Biocryst Pharmaceuticals, Inc.  1,400                                    5
    o Biogen, Inc.  6,000                                                    330
    o BioMarin Pharmaceuticals, Inc.  1,800                                   21
      Biomet, Inc.  10,925                                                   333
    o Biopure Corp.  1,200                                                    24
    o Biosite, Inc.  900                                                      14
    o Bone Care International, Inc.  1,400                                    26
    o Boston Scientific Corp.  16,200                                        368
      Bristol-Myers Squibb Co.  79,500                                     4,249
      C.R. Bard, Inc.  2,300                                                 126
    o Cantel Medical Corp.  921                                               21
      Cardinal Health, Inc.  18,361                                        1,232
    o Caremark Rx, Inc.  9,400                                               126
    o Celera Genomics Group --
      Applera Corp.  2,600                                                    61
    o Celgene Corp.  3,000                                                    99
    o Cell Genesys, Inc.  1,500                                               27
    o Cell Pathways, Inc.  1,600                                               6
    o Cell Therapeutics, Inc.  1,400                                          42
    o Cephalon, Inc.  2,000                                                  126
    o Cerus Corp.  500                                                        23
    o Charles River Laboratories
      International, Inc.  1,900                                              64

98 See the Financial Notes, which are integral to this information.

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Chattem, Inc.  2,200                                                    35
    o Chiron Corp.  7,700                                                    414
   o+ Cholestec Corp.  700                                                    15
    o ChromaVision Medical Systems,
      Inc.  1,100                                                              4
   o+ Chronimed, Inc.  600                                                     2
   o+ Cima Labs, Inc.  600                                                    32
   o+ Ciphergen Biosystems, Inc.  1,700                                        8
    o Closure Medical Corp.  900                                              15
    o Community Health Systems,
      Inc.  3,500                                                             88
    o Conmed Corp.  1,200                                                     20
      Cooper Cos., Inc.  600                                                  29
    o COR Therapeutics, Inc.  2,200                                           50
    o Corixa Corp.  1,802                                                     23
    o Corvel Corp.  900                                                       27
    o Covance, Inc.  2,300                                                    42
    o Coventry Health Care, Inc.  2,600                                       56
   o+ Cryolife, Inc.  750                                                     25
    o Cubist Pharmaceuticals, Inc.  900                                       36
    o CuraGen Corp.  2,100                                                    48
    o Curis, Inc.  3,140                                                      13
    o CV Therapeutics, Inc.  1,100                                            43
   o+ Cygnus, Inc.  600                                                        3
    o Cyotgen Corp.  2,300                                                     5
      D&K Healthcare Resources,
      Inc.  1,500                                                             84
      Datascope Corp.  1,000                                                  33
    o DaVita, Inc.  3,300                                                     60
    o Deltagen, Inc.  2,200                                                   20
   o+ Dendreon Corp.  1,400                                                   12
      Dentsply International, Inc.  2,200                                     99
      Diagnostic Products Corp.  1,200                                        53
   o+ Dianon Systems, Inc.  400                                               18
    o Digene Corp.  900                                                       32
    o Diversa Corp.  1,100                                                    13
   o+ Durect Corp.  2,000                                                     15
   o+ Dynacq International, Inc.  1,100                                       19
    o Edwards Lifesciences Corp.  2,200                                       56
   =o Elan Corp. PLC    1,305                                                 60
      Eli Lilly & Co.  45,400                                              3,473
    o Emisphere Technologies, Inc.  800                                       19
    o Endo Pharmaceutical Holdings,
      Inc.  3,600                                                             35
   o+ Endocare, Inc.  700                                                     16
    o Entremed, Inc.  1,200                                                   14
    o Enzo Biochem, Inc.  1,540                                               32
    o Enzon, Inc.  1,900                                                     118
   o+ Exact Sciences Corp.  600                                                5
    o Exelixis, Inc.  1,800                                                   24
    o Express Scripts, Inc., Class A    3,300                                135
    o First Health Group Corp.  3,900                                        105
   o+ First Horizon Pharmaceutical
      Corp.  900                                                              24
   o+ Fischer Imaging Corp.  500                                               8
    o Forest Laboratories, Inc.,
      Class A    7,000                                                       521
   o+ Fusion Medical Technologies,
      Inc.  500                                                                3
   o+ Genaissance Pharmaceuticals,
      Inc.  1,800                                                             11
    o Gene Logic, Inc.  1,300                                                 17
   o+ Genelabs Technologies    800                                             2
    o Genentech, Inc.  6,900                                                 361
    o Genome Therapeutics Corp.  2,100                                        15
   o+ Genta, Inc.  2,100                                                      29
    o Gentiva Health Service    750                                           13
    o Genzyme Corp. - General
      Division    7,732                                                      417
    o Genzyme Transgenics Corp.  1,800                                         6
    o Geron Corp.  1,000                                                      12
    o Gilead Sciences, Inc.  3,930                                           247
    o Guidant Corp.  12,416                                                  515
    o Guilford Pharmaceuticals, Inc.  1,200                                   13
    o Haemonetics Corp.  1,200                                                46
   o+ Harvard Bioscience, Inc.  500                                            5
      HCA, INC.  22,100                                                      876
    o Health Management Associates, Inc.,
      Class A    9,900                                                       193
    o Health Net, Inc.  5,000                                                110
    o Healthcare Services Group    2,500                                      22
   o+ HealthExtras, Inc.  1,900                                               11
    o HealthSouth Corp.  15,800                                              206
   o+ Healthtronics Surgical Services,
      Inc.  2,500                                                             17
    o Henry Schein, Inc.  1,800                                               61

             See the Financial Notes, which are integral to this information. 99

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

      PORTFOLIO HOLDINGS Continued
      As of October 31, 2001

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Hologic, Inc.  2,000                                                    18
      Hooper Holmes, Inc.  2,100                                              14
    o Human Genome Sciences, Inc.  5,100                                     217
    o Humana, Inc.  6,600                                                     76
    o Hyseq, Inc.  900                                                         8
   o+ I-Stat Corp.  600                                                        4
      ICN Pharmaceuticals, Inc.  3,300                                        80
    o Icos Corp.  2,200                                                      127
   o+ ICU Medical, Inc.  700                                                  31
    o Idec Pharmaceuticals Corp.  5,900                                      354
    o Idexx Laboratories, Inc.  1,500                                         38
    o Igen International, Inc.  800                                           24
   o+ Ii-Vi, Inc.  700                                                        11
    o Ilex Oncology, Inc.  1,200                                              31
    o Illumina, Inc.  1,500                                                   15
    o ImClone Systems    3,100                                               190
    o Immunex Corp.  21,700                                                  518
    o Immunogen, Inc.  1,500                                                  22
    o Immunomedics, Inc.  1,700                                               31
   o+ Impax Laboratories, Inc.  1,600                                         15
    o Inamed Corp.  1,000                                                     19
    o Incyte Genomics, Inc.  2,600                                            39
    o Inhale Therapeutic Systems,
      Inc.  2,200                                                             39
    o Inspire Pharmaceuticals, Inc.  1,300                                    15
   o+ Integra LifeSciences Holdings
      Corp.  1,100                                                            32
    o InterMune, Inc.  1,100                                                  48
   o+ Intuitive Surgical, Inc.  2,100                                         19
      Invacare Corp.  1,000                                                   34
   o+ Inverness Medical Technology,
      Inc.  1,500                                                             57
    o Invitrogen Corp.  2,129                                                131
    o Isis Pharmaceuticals, Inc.  1,900                                       39
      IVAX Corp.  8,250                                                      170
  (9) Johnson & Johnson    123,380                                         7,145
   o+ Kendle International, Inc.  700                                         14
    o King Pharmaceuticals, Inc.  9,416                                      367
    + KOS Pharmaceuticals, Inc.  700                                          20
   o+ Kosan Biosciences, Inc.  1,800                                          13
    o KV Pharmaceutical Co.,
      Class A    1,300                                                        33
    o LabOne, Inc.  2,100                                                     27
    o Laboratory Corp. of America
      Holdings, Inc.  3,000                                                  259
    + Landauer, Inc.  600                                                     18
    o Large Scale Biology Corp.  2,400                                         8
    o LifePoint Hospitals, Inc.  1,800                                        56
    o Ligand Pharmaceuticals, Inc.,
      Class B    1,800                                                        24
    o Lincare Holdings, Inc.  4,400                                          113
    o Lynx Therapeutics, Inc.  1,300                                           3
   o+ Magellan Health Services, Inc.  2,200                                   21
    o Manor Care, Inc.  4,000                                                 93
   o+ Martek Biosciences Corp.  900                                           18
   o+ Matria Healthcare, Inc.  700                                            17
   o+ Matrix Pharmaceuticals, Inc.  2,000                                      1
    o Maxim Pharmaceuticals, Inc.  2,400                                      12
    o Maxygen, Inc.  1,500                                                    22
      McKesson Corp.  11,600                                                 429
   o+ Med-Design Corp.  1,200                                                 24
    o Medarex, Inc.  3,000                                                    62
   o+ Medcath Corp.  1,000                                                    20
   o+ Medichem Life Sciences, Inc.  1,000                                      2
   o+ Medicines Co.  1,700                                                    12
    o Medicis Pharmaceutical Corp.,
      Class A    1,700                                                        98
    o Medimmune, Inc.  8,300                                                 326
    o MedQuist, Inc.  1,717                                                   42
      Medtronic, Inc.  49,124                                              1,980
      Merck & Co., Inc.  93,552                                            5,970
    o MGI Pharma, Inc.  1,900                                                 24
    o Mid Atlantic Medical Services,
      Inc.  2,100                                                             39
    o Millennium Pharmaceuticals,
      Inc.  8,784                                                            224
    o Molecular Devices Corp.  1,100                                          18
      Mylan Laboratories, Inc.  5,200                                        192
    o Myriad Genetics, Inc.  1,400                                            64
   o+ North American Scientific, Inc.  700                                     6
   o+ Nabi, Inc.  2,200                                                       17
   o+ Napro Biotheraputics, Inc.  1,200                                       11
    o NBTY, Inc.  2,800                                                       24
   o+ NEO RX Corp.  400                                                        1
   o+ Neopharm, Inc.  1,100                                                   17
    o Neose Technologies, Inc.  500                                           15
    o Neurocrine Biosciences, Inc.  1,400                                     59
    o Neurogen Corp.  800                                                     15
    o Northfield Laboratories, Inc. 1,100                                     15
    o Noven Pharmacuticals, Inc.  1,500                                       32

100   See the Financial Notes, which are integral to this information.

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o NPS Pharmacuticals, Inc.  1,000                                         36
      Omnicare, Inc.  4,000                                                   80
    o Onyx Pharmaceuticals, Inc.  1,800                                        8
   o+ Option Care, Inc.  700                                                  12
   o+ OraSure Technologies, Inc.  1,500                                       16
    o Oratec Interventions, Inc.  1,500                                        9
    o Orchid BioSciences, Inc.  1,400                                          6
    o Organogenesis, Inc.  2,100                                               8
    o OrthAlliance, Inc., Class A    2,100                                     5
    o Orthodontic Centers of America,
      Inc.  1,900                                                             48
    o OSI Pharmaceuticals, Inc.  1,600                                        73
    o Osteotech, Inc.  700                                                     2
      Owens & Minor, Inc.  1,500                                              26
    o Oxford Health Plans, Inc.  3,800                                        90
    o Oxigene, Inc.  900                                                       2
    o PacifiCare Health Systems, Inc.  1,300                                  22
   o+ Pain Therapeutics, Inc.  2,600                                          17
   o+ Paradigm Genetics, Inc.  400                                             2
    o Parexel International Corp.  1,900                                      28
    o Patterson Dental Co.  2,800                                            106
    o Pediatrix Medical Group, Inc.  1,300                                    38
    o Penwest Pharmaceuticals Co.  1,200                                      20
    o Perrigo Co.  2,800                                                      41
  (4) Pfizer, Inc.  257,700                                               10,798
    o Pharmaceutical Product
      Development, Inc.  2,000                                                53
   o+ Pharmaceutical Resources,
      Inc.  1,400                                                             48
      Pharmacia Corp.  52,816                                              2,140
    o Pharmacopeia, Inc.  1,300                                               21
    o Pharmacyclics, Inc.  1,100                                              24
    o PolyMedica Corp.  1,700                                                 28
   o+ Possis Medical, Inc.  1,100                                             14
   o+ Pozen, Inc.  1,300                                                       7
   o+ Practiceworks, Inc.  1,400                                              10
    o Priority Healthcare Corp.,
      Class B    2,000                                                        58
    o Progenics Pharmaceuticals, Inc.  900                                    14
    o Protein Design Labs, Inc.  3,600                                       119
    o Province Healthcare Co.  1,050                                          29
    o PSS World Medical, Inc.  2,800                                          25
    o Quest Diagnostic, Inc.  3,700                                          242
    o Quintiles Transnational Corp.  4,400                                    70
   o+ Regeneration Technologies, Inc.  1,700                                  18
    o Regeneron Pharmaceuticals, Inc.  1,900                                  42
   o+ RehabCare Group, Inc.  500                                              13
    o Renal Care Group, Inc.  2,000                                           63
    o ResMed, Inc.  1,500                                                     84
    o Respironics, Inc.  1,400                                                47
   o+ Rightchoice Managed Care, Inc.  600                                     40
    o Sangamo Biosciences, Inc.  1,200                                        10
    o Sangstat Medical Corp.  1,500                                           34
      Schering-Plough Corp.  57,600                                        2,142
   o+ Scios, Inc.  1,700                                                      39
   o+ Select Medical Corp.  2,000                                             35
    o Sepracor, Inc.  3,100                                                  147
    o Sequenom, Inc.  1,600                                                   12
    o Serologicals Corp.  3,000                                               53
    o SICOR, Inc.  4,200                                                      79
   o+ Sierra Health Services, Inc.  1,100                                      8
    o Sola International, Inc.  2,700                                         43
    o SonoSite, Inc.  600                                                     12
      Spartech Corp.  1,200                                                   25
   o+ Specialty Laboratories, Inc.  700                                       20
    o SRI/Surgical Express, Inc.  1,000                                       25
    o St. Jude Medical, Inc.  3,400                                          241
    o Steris Corp.  2,900                                                     65
      Stryker Corp.  7,800                                                   439
    o Sunrise Assisted Living, Inc.  1,200                                    36
    o Sunrise Technologies International  1,700                                1
    o SuperGen, Inc.  900                                                      9
    o Sybron Dental Specialties, Inc.  1,633                                  33
    o Syncor International Corp.  1,200                                       35
    o Techne Corp.  1,800                                                     54
    o Tenet Healthcare Corp.  13,100                                         754
    o Texas Biotech Corp.  2,600                                              15
   o+ Theragenics Corp.  2,000                                                18
   o+ Third Wave Technologies, Inc.  1,800                                    16
    o Thoratec Corp.  2,636                                                   51
    o Titan Pharmaceuticals, Inc.  800                                         6
   o+ Transgenomic, Inc.  1,200                                               13
    o Transkaryotic Therapies, Inc.  900                                      34
    o Triad Hospitals, Inc.  3,044                                            82
    o Triangle Pharmaceuticals, Inc.  1,700                                    6
    o Trigon Healthcare, Inc.  1,900                                         117
    o Trimeris, Inc.  500                                                     20
    o TriPath Imaging, Inc.  2,600                                            16

           See the Financial Notes, which are integral to this information.  101

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

      PORTFOLIO HOLDINGS Continued
      As of October 31, 2001

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
   o+ Unilab Corp.  1,200                                                     28
   o+ United Surgical Partners, Inc.  900                                     16
    o United Therapeutics Corp.  1,000                                         9
      UnitedHealth Group, Inc.  13,100                                       861
    o Universal Health Services,
      Class B    2,500                                                       101
   o+ Urologix, Inc.  1,800                                                   27
   o+ US Oncology, Inc.  3,700                                                19
    o Varian Medical Systems, Inc.  1,600                                    107
   o+ Vaxgen, Inc.  600                                                        7
    o Ventana Medical Systems    1,200                                        25
    o Vertex Pharmaceuticals, Inc.  3,144                                     77
    o Vical, Inc.  1,100                                                      14
    o Viropharma, Inc.  1,000                                                 25
    + Vital Signs, Inc.  900                                                  24
    o Watson Pharmaceuticals, Inc.  4,132                                    197
    o Wellpoint Health Networks, Inc.  2,900                                 324
      West Pharmaceutical Services,
      Inc.  1,300                                                             32
   o+ Wright Medical Group, Inc.  700                                         11
    o Xoma Ltd.  2,400                                                        18
    o Young Innovations, Inc.  800                                            20
    o Zimmer Holdings, Inc.  7,300                                           226
   o+ Zoll Medical Corp.  900                                                 30
                                                                          ------
                                                                          71,387

      HOUSEHOLD PRODUCTS  1.6%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B    2,800                                   118
      Avon Products, Inc.  9,500                                             445
      Church & Dwight Co., Inc.  1,800                                        47
      Clorox Co.  10,000                                                     357
      Colgate-Palmolive Co.  23,000                                        1,323
   o+ DEL Laboratories, Inc.  700                                             12
      The Dial Corp.  3,800                                                   63
    o Elizabeth Arden, Inc.  1,200                                            16
      Estee Lauder Cos., Inc.,
      Class A    4,800                                                       155
      Gillette Co.  41,500                                                 1,290
    o Inter Parfums, Inc.  675                                                 5
      International Flavors & Fragrances,
      Inc.  3,900                                                            111
      NU Skin Enterprises, Inc.,
      Class A    3,300                                                        25
    o Playtex Products, Inc.  2,300                                           23
      Procter & Gamble Co.  53,600                                         3,955
    o Revlon, Inc., Class A    1,800                                          12
                                                                          ------
                                                                           7,957

      INSURANCE  4.4%
      --------------------------------------------------------------------------
      21st Century Insurance Group    3,200                                   49
      ACE Ltd.  520                                                           18
   o+ Aetna, Inc.  5,600                                                     155
      AFLAC, Inc.  21,300                                                    521
      Alfa Corp.  1,700                                                       36
    o Alleghany Corp.  204                                                    39
      Allmerica Financial Corp.  1,900                                        74
      Allstate Corp.  28,674                                                 900
      AMBAC Financial Group, Inc.  4,050                                     194
      American Financial Group, Inc.  2,400                                   53
  (7) American International Group,
      Inc.  106,822                                                        8,396
      American National Insurance Co.  1,300                                 107
   o+ American Physicians Capital, Inc.  1,000                                23
      Amerus Group Co.  2,600                                                 79
      AON Corp.  10,100                                                      384
    o Arch Capital Group Ltd.  1,100                                          26
      Argonaut Group, Inc.  1,500                                             25
      Arthur J. Gallagher & Co.  3,600                                       132
      Baldwin & Lyons, Inc., Class B    600                                   13
      Brown & Brown, Inc.  1,000                                              57
      Chubb Corp.  7,047                                                     481
      CIGNA Corp.  6,200                                                     452
      Cincinnati Financial Corp.  6,000                                      223
   o+ Clark/Bardes, Inc.  1,700                                               37
    o CNA Financial Corp.  7,200                                             181
      CNA Surety Corp.  2,200                                                 31
      Commerce Group, Inc.  1,100                                             40
      Conseco, Inc.  12,600                                                   38
      Crawford & Co., Class B    1,100                                        13
      Delphi Financial Group, Inc.,
      Class A    1,010                                                        31
    + EMC Insurance Group, Inc.  1,200                                        17
      Erie Indemnity Co., Class A    3,000                                   116
      Everest Re Group Ltd.  1,100                                            74
      FBL Financial Group, Inc., Class A    990                               17
      Fidelity National Financial, Inc.  3,910                                90

102   See the Financial Notes, which
      are integral to this information.

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    + Financial Industries Corp.  700                                          9
      First American Corp.  4,800                                             80
    o FPIC Insurance Group, Inc.  700                                          9
    + Fremont General Corp.  800                                               4
      Great American Financial Resources,
      Inc.  1,800                                                             32
      Harleysville Group, Inc.  1,800                                         43
      Hartford Financial Services Group,
      Inc.  9,200                                                            497
      HCC Insurance Holdings, Inc.  2,100                                     58
      Hilb, Rogal & Hamilton Co.  400                                         23
      Horace Mann Educators Corp.  1,800                                      34
      Jefferson-Pilot Corp.  6,400                                           265
      John Hancock Financial Services    12,400                              423
      Kansas City Life Insurance Co.  400                                     15
      LandAmerica Financial Group, Inc.  800                                  21
      Leucadia National Corp.  2,300                                          67
      Liberty Corp.  1,000                                                    40
      Liberty Financial Cos., Inc.  2,100                                     69
      Lincoln National Corp.  8,000                                          339
      Loews Corp.  7,600                                                     386
    o Markel Corp.  300                                                       59
      Marsh & McLennan Cos., Inc.  11,000                                  1,064
      MBIA, Inc.  6,250                                                      288
    + Merchants Group, Inc.  700                                              16
      Mercury General Corp.  2,200                                            96
      Metlife, Inc.  28,300                                                  761
      MGIC Investment Corp.  4,100                                           212
    + Midland Co.  900                                                        33
      MIIX Group, Inc.  1,900                                                 21
      Mony Group, Inc.  1,500                                                 45
    o National Western Life Insurance Co.,
      Class A    300                                                          31
      Nationwide Financial Services, Inc.,
      Class A    800                                                          27
   o+ Navigators Group, Inc.  500                                             10
    + Nymagic, Inc.  700                                                      13
   o+ Odyssey Re Holdings Corp.  2,900                                        44
    o Ohio Casualty Corp.  3,000                                              46
      Old Republic International Corp.  5,200                                132
    o Penn Treaty American Corp.  2,100                                        6
      Penn-America Group, Inc.  900                                            8
   o+ Philadelphia Consolidated
      Holding Co.  500                                                        20
   o+ Phoenix Cos., Inc.  4,500                                               58
    o Pico Holdings, Inc.  1,000                                              11
      The PMI Group, Inc.  1,550                                              86
      Presidential Life Corp.  1,000                                          17
    o ProAssurance Corp.  1,670                                               23
      Progressive Corp.  3,300                                               458
      Protective Life Corp.  4,500                                           124
      Radian Group, Inc.  4,202                                              142
      Reinsurance Group of America,
      Inc.  2,600                                                             82
      RLI Corp.  700                                                          28
      SAFECO Corp.  5,100                                                    157
      SCPIE Holdings, Inc.  700                                               11
      Selective Insurance Group,
      Inc.  1,200                                                             26
      St. Paul Cos., Inc.  8,100                                             372
      StanCorp Financial Group    1,000                                       44
      State Auto Financial Corp.  1,300                                       18
    + Stewart Information Services
      Corp.  1,200                                                            23
      Torchmark Corp.  5,600                                                 207
      Transatlantic Holdings, Inc.  2,150                                    180
      Trenwick Group Ltd.  1,200                                               9
    o Triad Guaranty, Inc.  1,000                                             33
    o UICI    1,800                                                           27
      Unitrin, Inc.  2,600                                                   100
      UnumProvident Corp.  10,914                                            245
      Vesta Insurance Group, Inc.  2,800                                      36
      W.R. Berkley Corp.  1,200                                               64
      Wesco Financial Corp.  200                                              65
      White Mountains Insurance Group,
      Inc.  200                                                               69
      Zenith National Insurance
      Corp.  1,100                                                            28
                                                                          ------
                                                                          21,211

      MEDIA  4.1%
      --------------------------------------------------------------------------
    o Ackerly Group, Inc.  2,100                                              28
    o Acme Communications, Inc.  1,900                                         9
    o Actv, Inc.  1,100                                                        2
    + Advanced Marketing Services,
      Inc.  1,500                                                             23
   o+ AMC Entertainment, Inc.  2,100                                          25
    o AOL Time Warner, Inc.  180,652                                       5,638
    o Arris Group, Inc.  1,600                                                 9
      Banta Corp.  1,200                                                      35

                                        See the Financial Notes, which       103
                                        are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

      PORTFOLIO HOLDINGS Continued
      As of October 31, 2001

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Belo Corp., Class A    4,300                                            74
    o Cablevision Systems Corp.,
      Class A    5,500                                                       188
    o Cablevision Systems Corp. -
      Rainbow Media Group    2,100                                            45
      Cadmus Communications Corp.  1,400                                      13
    o California Amplifier, Inc.  1,000                                        4
    o Charter Communications, Inc.,
      Class A    11,800                                                      167
    o Clear Channel Communications,
      Inc.  22,086                                                           842
    o CNET Networks, Inc.  4,983                                              25
    o Comcast Corp., Special
      Class A    38,500                                                    1,380
    o Consolidated Graphics, Inc.  1,400                                      23
    o Cox Communications, Inc.,
      Class A    22,435                                                      859
    o Cross Media Marketing Corp.  192                                         2
    o Crown Castle International Corp.  8,200                                 96
    o CTC Communications Group, Inc.  1,550                                    9
   o+ Cumulus Media, Inc., Class A    2,100                                   14
    o Dick Clark Productions, Inc.  990                                        9
      Dow Jones & Co., Inc.  3,500                                           158
    o Drexler Technology Corp.  1,000                                         20
      The E.W. Scripps Co., Class A    3,200                                 197
    o EchoStar Communications Corp.,
      Class A    9,600                                                       223
    o Emmis Communications Corp.,
      Class A    2,000                                                        27
    o Entercom Communications Corp.  2,000                                    67
    o Fox Entertainment Group, Inc.,
      Class A    7,600                                                       167
      Gannett Co., Inc.  10,700                                              676
    o Gaylord Entertainment Co.  1,300                                        27
   !o GenesisIntermedia, Inc.  1,200                                          --
      Gray Communication Systems,
      Inc.  1,800                                                             23
      Gray Communication Systems,
      Inc., Class B    1,100                                                  11
      Grey Global Group, Inc.  200                                           114
      Harte-Hanks, Inc.  2,400                                                56
    o Hispanic Broadcasting Corp.  4,500                                      75
      Hollinger International, Inc.  4,300                                    44
    o Information Holdings, Inc.  700                                         15
    o Insight Communications Co.  1,800                                       37
    o INT Media Group, Inc.  1,300                                             2
      John Wiley & Sons, Inc., Class A  2,300                                 46
    o Journal Register Co.  1,700                                             29
      Knight-Ridder, Inc.  3,400                                             191
      Lee Enterprises, Inc.  2,000                                            69
    o Liberty Digital, Inc., Class A    700                                    2
    o Liberty Media Corp., Class A   95,906                                1,121
   o+ Lifeline Systems, Inc.  1,300                                           25
   o+ Lynch Interactive Corp.  200                                             9
   o+ Martha Stewart Living Omnimedia,
      Class A    1,400                                                        23
      McClatchy Co., Class A    2,000                                         83
      McGraw-Hill Cos., Inc.  7,900                                          415
      Media General, Inc., Class A    800                                     33
    o Mediacom Communications Corp.  3,600                                    48
      Meredith Corp.  1,900                                                   63
    o Metro-Goldwyn-Mayer, Inc.  9,717                                       156
    o Metromedia International Group, Inc.  800                                1
   o+ Movie Gallery, Inc.  2,550                                              70
      New York Times Co., Class A    6,200                                   256
      Penton Media, Inc.  1,200                                                8
    o Playboy Enterprises, Inc., Class B  1,400                               18
    o Price Communications Corp.  2,155                                       39
    o Primedia, Inc.  9,140                                                   19
   o+ Quipp, Inc.  900                                                        12
      R.R. Donnelley & Sons Co.  4,900                                       125
    o Radio Unica Communications
      Corp.  1,300                                                             1
      Reader's Digest Association, Inc.,
      Class A    4,100                                                        73
   o+ Saga Communications, Inc.,
      Class A    1,000                                                        20
    o Salem Communications Corp.,
      Class A    1,600                                                        31
    o Scholastic Corp.  1,200                                                 54
    o Sinclair Broadcast Group, Inc.,
      Class A    1,700                                                        13
   o+ The Source Information
      Management Co.  1,900                                                    8
    o Spanish Broadcasting System,
      Class A    700                                                           6
    o TiVo, Inc.  900                                                          5
      Tribune Co.  11,400                                                    344
    o UnitedGlobalCom, Inc.,
      Class A    2,200                                                         3
    o USA Networks, Inc.  12,556                                             232
    o Valassis Communications, Inc.  2,400                                    75

104   See the Financial Notes, which
      are integral to this information.

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Valuevision International, Inc.,
      Class A    1,400                                                        19
    o Viacom, Inc., Class B    72,612                                      2,651
      The Walt Disney Co.  85,200                                          1,584
      Washington Post Co., Class B    300                                    153
    o Westwood One, Inc.  4,900                                              117
   o+ Workflow Management, Inc.  700                                           3
    o XM Satellite Radio Holdings, Inc.,
      Class A    3,600                                                        26
    o Young Broadcasting, Inc.,
      Class A    1,400                                                        21
                                                                          ------
                                                                          19,758

      MISCELLANEOUS  0.3%
      --------------------------------------------------------------------------
    o 1-800-Flowers.com, Inc.  2,200                                          22
    o Accelerated Networks, Inc.  1,900                                        1
    o ANC Rental Corp.  3,037                                                  2
    + BP Prudhoe Bay Royalty Trust    1,400                                   19
    o Braun Consulting    1,300                                                5
   o+ Catalytica Energy Systems    848                                         5
    o Choice One Communications,
      Inc.  1,400                                                              2
      CIRCOR International, Inc.  1,250                                       22
    o Corinthian Colleges, Inc.  1,600                                        58
    + Cross Timbers Royalty Trust    700                                      13
   o+ Direct Focus, Inc.  1,625                                               40
    o Ditech Communications Corp.  1,600                                       7
    o Eloyalty Corp.  1,900                                                    1
    o Extreme Networks, Inc.  4,500                                           53
    o Finisar Corp.  6,700                                                    52
    o Genuity, Inc., Class A    5,600                                          9
   o+ Global Power Equipment Group    1,000                                   15
    o Grant Prideco, Inc.  3,600                                              33
      Hugoton Royalty Trust    1,300                                          15
    o InfoSpace, Inc.  8,720                                                  14
   o+ Inrange Technologies Corp.,
      Class B    3,000                                                        14
    o Intercept Group, Inc.  1,500                                            54
    o Internet Capital Group, Inc.  7,000                                      6
    o ITT Educational Services, Inc.  1,000                                   38
    o Keynote Systems, Inc.  1,000                                             8
    o Lexent, Inc.  1,000                                                      5
    o Liquid Audio    1,500                                                    4
    o Mail-Well, Inc.  1,300                                                   5
    o Management Network Group,
      Inc.  2,400                                                             14
    o Marine Products Corp.  180                                               1
    o MCSi, Inc.  1,000                                                       22
      Mine Safety Appliances Co.  900                                         38
    o NaviSite, Inc.  2,500                                                    1
    o Newpower Holdings, Inc.  3,800                                           4
   o+ Niku Corp.  2,200                                                        1
   o+ Novatel Wireless, Inc.  2,400                                            2
    o Nuance Communications, Inc.  1,000                                       8
    o Nucentrix Broadband Networks,
      Inc.  1,100                                                             12
   o+ OmniSky Corp.  2,900                                                     1
    o Openwave Systems, Inc.  7,215                                           56
   o+ Oplink Communications, Inc.  4,600                                       6
    o Pac-West Telecomm, Inc.  1,900                                           1
    o Palm, Inc.  22,932                                                      56
    o Peco II, Inc.  1,200                                                     5
   o+ Proton Energy Systems, Inc.  1,400                                       9
    o Radio One, Inc., Class A    1,600                                       19
    o Regent Communications, Inc.  1,800                                      10
    o Sabre Holdings Corp.  5,601                                            147
    o Somera Communications, Inc.  1,900                                      10
    o Spherion Corp.  1,830                                                   13
    o Stratos Lightwave, Inc.  3,462                                          14
    o T/R Systems, Inc.  1,500                                                 4
    o Travelocity.com, Inc.  800                                              12
    o Trizetto Group, Inc.  2,900                                             28
    o Troy Group, Inc.  2,000                                                  7
      United Parcel Service, Inc.,
      Class B    9,980                                                       509
   o+ Universal Compression
      Holdings, Inc.  400                                                     11
   o+ Vastera, Inc.  1,500                                                    18
    o Vialta, Inc., Class A    2,836                                           2
    o Vicinity Corp.  900                                                      1
   o+ Virage Logic Corp.  1,400                                               14
    o Webex Communications, Inc.  1,500                                       46
    o Williams Communications Group,
      Inc.  19,769                                                            33
   o+ Williams Energy Partners L.P.  700                                      28
   o+ Wilson Greatbatch Technologies,
      Inc.  600                                                               17
   o+ Zengine, Inc.  1,100                                                     5
                                                                          ------
                                                                           1,707

                                        See the Financial Notes, which       105
                                        are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) - FINANCIALS

 PORTFOLIO HOLDINGS Continued

 As of October 31, 2001

                                                              MKT. VALUE
SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

MISCELLANEOUS FINANCE  7.4%
-----------------------------------------------------------------------
    1st Source Corp.    871                                         18
 o+ A.B. Watley Group, Inc.    1,300                                 4
    A.G. Edwards, Inc.    3,300                                    130
  o Actrade Financial Technologies
    Ltd.    1,000                                                   25
    Advanta Corp., Class A    1,400                                 11
  o Affiliated Managers Group, Inc. 700                             43
    Alliance Capital Management
    Holding L.P.    6,900                                          329
    Allied Capital Corp.    3,800                                   86
    Amcore Financial, Inc.    1,200                                 26
    American Bank of Connecticut
    Waterbury    1,100                                              35
    American Capital Strategies Ltd.  1,400                         35
    American Express Co.    50,300                               1,480
  + American Home Mortgage
    Holdings, Inc.    1,500                                         23
  o AmeriCredit Corp.    3,300                                      51
  o Ameritrade Holding Corp.,
    Class A    6,300                                                35
    Area Bancshares Corp.    1,550                                  26
    Astoria Financial Corp.    2,000                               104
 o+ Bankunited Financial Corp.,
    Class A    1,500                                                22
  + Banner Corp.    1,200                                           21
    Bay View Capital Corp.    5,061                                 36
    Bear Stearns Cos., Inc.    5,520                               298
  o Berkshire Hathaway, Inc., Class A    65                      4,628
  + Berkshire Hills Bancorp, Inc.    700                            13
  o BISYS Group, Inc.    2,500                                     130
 o+ Blackrock, Inc.    900                                          39
 o+ BOK Financial Corp.    1,969                                    61
  + Camco Financial Corp.    700                                     8
    Capital One Financial Corp.    8,400                           347
    Cathay Bancorp., Inc.    400                                    24
  / Charles Schwab Corp.    56,420                                 727
  + Charter Municipal Mortgage
    Acceptance Co.    1,400                                         22
    Charter One Financial, Inc.    10,786                          294
(6) Citigroup, Inc.    204,921                                   9,328
    Coastal Bancorp, Inc.    800                                    24
    Coastal Financial Corp.    1,886                                18
    Commercial Federal Corp.    2,300                               57
  + Commonwealth Bancorp, Inc.    700                               15
  o CompuCredit Corp.    1,900                                      12
    Countrywide Credit Industries,
    Inc.    5,400                                                  216
 o+ Credit Acceptance Corp.    2,400                                20
    CVB Financial Corp.    1,387                                    31
    Dime Bancorp., Inc.    4,600                                   156
    Downey Financial Corp.    1,000                                 35
 o+ DVI, Inc.    1,200                                              19
  o E*trade Group, Inc.    15,035                                   98
    Eaton Vance Corp.    2,900                                      81
  o Espeed, Inc., Class A    1,300                                   7
    Fannie Mae    40,700                                         3,295
    Federated Investors, Inc.,
    Class B    4,550                                               119
    Financial Federal Corp. 800                                     20
    First Financial Corp.    300                                    12
  + First Financial Holdings, Inc.    900                           22
  + First Indiana Corp.    1,100                                    27
    First Sentinel Bancorp., Inc.    1,500                          18
    Flagstar Bancorp., Inc.    1,500                                38
  + Flushing Financial Corp.    1,200                               21
    Franklin Resources, Inc.    10,500                             337
    Freddie Mac    28,400                                        1,926
  o Gabelli Asset Management, Inc.,
    Class A    700                                                  26
  + Glacier Bancorp, Inc.    500                                     8
    Golden State Bancorp, Inc.    5,700                            145
    Goldman Sachs Group, Inc.    5,400                             422
    Greater Bay Bancorp    2,906                                    66
  + Heritage Financial Corp.    700                                  8
    Household International, Inc.    18,700                        978
    Hudson River Bancorp.    1,600                                  33
  + IBERIABANK Corp.    700                                         19
  + Independent Bank Corp. Michigan    945                          26
  o IndyMac Bancorp., Inc.    2,400                                 62
 o+ Instinet Group, Inc.    1,200                                   12
    International Bancshares Corp.    702                           26
  + Interpool, Inc.    1,200                                        15
  o Investment Technology Group,
    Inc.    1,500                                                   97
    Investors Financial Services
    Corp.    1,500                                                  79
 o+ ITLA Capital Corp.    700                                       13
    Jefferies Group, Inc.    800                                    27
    John Nuveen Co., Class A    1,650                               78
  + Klamath First Bankcorp, Inc.    700                              9

   See the Financial Notes, which are integral to this information.

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                               ($ x 1,000)

  o Knight Trading Group, Inc. 6,700                                66
  o LaBranche & Co., Inc.    2,400                                  69
  + Leeds Federal Bankshares, Inc.    700                           22
    Legg Mason, Inc.    2,700                                      114
    Lehman Brothers Holdings,
    Inc.    9,600                                                  600
 o+ Local Financial Corp.    1,300                                  16
 o+ MB Financial, Inc.    700                                       18
    MBNA Corp.    34,700                                           958
    Merrill Lynch & Co., Inc.    34,100                          1,491
    Metris Cos., Inc.    2,500                                      41
    MicroFinancial, Inc.    1,400                                   14
    Mississippi Valley Bancshares    500                            19
    Morgan Stanley Dean Witter
    & Co.    44,500                                              2,177
 o+ NCO Portfolio Management, Inc.    2,600                         15
  o New Century Financial Corp.    1,700                            19
  o NextCard, Inc.    2,600                                          2
    Northwest Bancorp, Inc.    2,000                                20
    Nueberger Berman, Inc.    3,150                                110
  o Ocwen Financial Corp.    2,920                                  25
  + PAB Bankshares, Inc.    700                                      7
    Pacific Capital Bancorp.    900                                 24
    The Peoples Holding Co.    500                                  17
    Promistar Financial Corp.    1,225                              27
  + R & G Financial Corp.,
    Class B    1,200                                                22
    Raymond James Financial,
    Inc.    2,100                                                   61
    Resource America, Inc.,
    Class A    2,000                                                19
  + Seacoast Financial Services
    Corp.    1,600                                                  24
    Siebert Financial Corp.    2,900                                12
  o Soundview Technology Group,
    Inc.    3,000                                                    6
    Southwest Securities Group    1,141                             20
    Sovereign Bancorp., Inc.    9,960                               99
  + State Financial Services Corp.,
    Class A    700                                                   8
    Staten Island Bancorp., Inc.    1,200                           35
    Student Loan Corp.    700                                       50
    T. Rowe Price Group, Inc.    4,700                             130
    TCF Financial Corp.    3,300                                   139
  o TD Waterhouse Group, Inc.    2,400                              23
    Tucker Anthony Sutro Corp.    1,200                             29
    USA Education, Inc.    6,700                                   546
    Value Line, Inc.    300                                         13
    W Holding Co., Inc.    1,400                                    20
    Waddell & Reed Financial, Inc.,
    Class A    4,750                                               121
    Washington Federal, Inc.    2,450                               55
    Washington Mutual, Inc.    35,815                            1,081
    Webster Financial Corp.    2,012                                61
  o WFS Financial, Inc.    1,600                                    33
  o World Acceptance Corp.    2,500                                 20
                                                                ------
                                                                35,730

   NON-FERROUS METALS  0.3%
  --------------------------------------------------------------------
  + A.M. Castle & Co.    1,000                                      8
    Alcoa, Inc.    35,164                                        1,135
  + Brush Engineered Materials, Inc.    1,100                       11
  + Century Aluminum Co.    600                                      6
    Commercial Metals Co.    500                                    15
    Commonwealth Industries, Inc.    1,300                           7
 o+ Encore Wire Corp.    500                                         6
    Engelhard Corp.    5,800                                       152
  o Freeport-McMoran Copper & Gold, Inc.,
    Class B    5,800                                                64
    IMCO Recycling, Inc.    1,400                                    9
  o Kaiser Aluminum Corp.    2,000                                   4
  o Maxxam, Inc.    1,400                                           27
    Minerals Technologies, Inc.    600                              25
  o Mueller Industries, Inc.    1,700                               49
    Phelps Dodge Corp.    3,430                                     99
    Reliance Steel & Aluminum Co.    1,250                          29
 o+ RTI International Metals, Inc.    800                            8
    Southern Peru Copper Corp.    1,000                              9
  o Stillwater Mining Co.    1,300                                  20
 o+ Titanium Metals Corp.    1,800                                   6
  o United Park City Mines    200                                    4
  o Wolverine Tube, Inc.    1,000                                   13
                                                               ------
                                                                1,706

   OIL: DOMESTIC  1.0%
  --------------------------------------------------------------------
  o 3TEC Energy Corp.    1,200                                      17
    Amerada Hess Corp.    3,400                                    200
    Ashland, Inc.    3,400                                         137
  o CAL Dive International, Inc.    1,500                           31
  o Callon Petroleum Co.    1,700                                   12

            See the Financial Notes, which are integral to this information. 107

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) - FINANCIALS

 PORTFOLIO HOLDINGS Continued

 As of October 31, 2001

                                                               MKT. VALUE
SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

    Conoco, Inc., Class B    25,300                                650
    Consol Energy, Inc.    3,300                                    91
    Diamond Offshore Drilling, Inc.    5,600                       155
  o Frontier Oil Corp.    2,000                                     38
  o Global Industries Ltd.    3,400                                 24
  o Gulf Island Fabrication, Inc.    1,800                          19
  o Houston Exploration Co.    1,400                                44
    Howell Corp.    660                                              8
    Kerr-McGee Corp.    4,219                                      243
  o Meridian Resource Corp.    3,100                                13
    Murphy Oil Corp.    2,000                                      159
  o National-Oilwell, Inc.    3,269                                 61
  o Newfield Exploration Co.    1,900                               66
  o Nuevo Energy Co.    1,300                                       18
    Ocean Energy, Inc.    6,700                                    122
    Patina Oil & Gas Corp.    1,500                                 40
    Pennzoil-Quaker State Co.    3,400                              40
    Phillips Petroleum Co.    15,280                               831
  o Pioneer Natural Resources Co.    3,600                          61
    Pogo Producing Co.    2,300                                     63
  + Prize Energy Corp.    700                                       12
  o Remington Oil & Gas Corp.    1,400                              24
 o+ Spinnaker Exploration Co.    900                                39
    St. Mary Land & Exploration Co.    1,200                        25
  o Stone Energy Corp.    976                                       39
    Sunoco, Inc.    3,500                                          131
  o Superior Energy Services    2,400                               19
  o Syntroleum Corp.    4,000                                       21
    Teppco Partners L.P.    1,500                                   52
  o Tesoro Petroleum Corp.    1,800                                 24
  o TransMontaigne, Inc.    1,600                                   10
    Transocean Sedco Forex, Inc.    12,131                         366
    Ultramar Diamond Shamrock
    Corp.    3,400                                                 170
    Unocal Corp.    9,900                                          319
    USX-Marathon Group, Inc.    12,400                             342
    Vintage Petroleum, Inc.    2,800                                49
                                                                 -----
                                                                 4,785

    OIL: INTERNATIONAL  3.1%

    ChevronTexaco Corp.    43,417                                3,845
(3) Exxon Mobil Corp.    279,916                                11,043
    Santa Fe International Corp.    5,800                          141
                                                                ------
                                                                15,029

    OPTICAL & PHOTO  0.1%
    ------------------------------------------------------------------
 o+ August Technology Corp.    1,300                                12
    CPI Corp.    400                                                 6
    Eastman Kodak Co.    11,400                                    292
  o Meade Instruments Corp.    800                                   4
  o Oakley, Inc.    2,700                                           29
  o Ocular Sciences, Inc.    1,000                                  23
    Polaroid Corp.    3,800                                          1
  o Robotic Vision Systems, Inc.    1,000                            1
  o Zomax, Inc.    2,000                                            10
  o Zygo Corp.    500                                                7
                                                                ------
                                                                   385

    PAPER & FOREST PRODUCTS  0.8%
    ------------------------------------------------------------------
    Boise Cascade Corp.    2,300                                    66
    Bowater, Inc.    2,300                                         103
  o Buckeye Technologies, Inc.    1,200                             11
    Caraustar Industries, Inc.    1,300                             10
    Chesapeake Corp.    1,000                                       28
  o CSS Industries, Inc.    600                                     16
  + Deltic Timber Corp.    700                                      19
  o Fibermark, Inc.    1,100                                         8
    Georgia-Pacific Group    8,865                                 246
    International Paper Co.    19,004                              680
    Kimberly-Clark Corp.    21,439                               1,190
    Longview Fibre Co.    1,800                                     20
    Louisiana-Pacific Corp.    4,100                                30
  o Lydall, Inc.    1,400                                           12
    Mead Corp.    4,100                                            110
    PH Glatfelter Co.    1,700                                      26
    Pope & Talbot, Inc.    800                                      10
    Potlatch Corp.    1,300                                         33
    Rayonier, Inc.    1,000                                         43
    Rock Tennessee Co., Class A    1,500                            19
  o Smurfit-Stone Container Corp.    9,700                         144
    Temple-Inland, Inc.    1,900                                    95
    Universal Forest Products, Inc.    1,300                        22
    Wausau Mosinee Paper Corp.    2,200                             23
    Westvaco Corp.    4,200                                        103
    Weyerhaeuser Co.    8,600                                      429
     Willamette Industries, Inc.    3,500                           164
                                                                 ------
                                                                  3,660

108 See the Financial Notes, which are integral to this information.

                                                                MKT. VALUE
     SECURITY AND NUMBER OF SHARES                             ($ x 1,000)

PRODUCER GOODS & MANUFACTURING 5.3%
-------------------------------------------------------------------------
 o+  Aaon Inc.    1,050                                              18
  o  Actuant Corp., Class A    1,420                                 38
  o  Advanced Energy Industries, Inc.    900                         18
  o  Aeroflex, Inc.    2,400                                         35
     AGCO Corp.    2,562                                             30
  +  Alamo Group, Inc.    500                                         7
  o  Albany International Corp., Class A    1,418                    28
  o  Alltrista Corp.    2,100                                        33
  o  American Standard Cos.    3,300                                191
     Ametek, Inc.    1,100                                           30
     Applied Industrial Technologies,
     Inc.    900                                                     15
  o  Applied Micro Circuits Corp.    12,238                         135
     AptarGroup, Inc.    1,700                                       51
  o  Astec Industries, Inc.    500                                    6
     Avery Dennison Corp.    4,200                                  194
  o  Axcelis Technologies, Inc.    7,044                             92
  +  AZZ, Inc.    700                                                14
     Baldor Electric, Co.    1,300                                   25
     Barnes Group, Inc.    700                                       14
  o  BE Aerospace, Inc.    1,100                                      9
  o  Blount International, Inc.    1,200                              3
     Blyth, Inc.    1,800                                            35
     Briggs & Stratton Corp.    1,500                                56
  o  Capstone Turbine Corp.    2,600                                 13
     Caterpillar, Inc.    13,500                                    604
     Clarcor, Inc.    1,200                                          30
  o  Cognex Corp.    1,200                                           23
     Columbus Mckinnon Corp.    2,400                                19
     Cooper Industries, Inc.    4,700                               182
     Corning, Inc.    36,757                                        296
  o  Cuno, Inc.    1,300                                             34
     Curtiss-Wright Corp.    400                                     19
  o  Cyber-Care, Inc.    900                                          1
 o+  Daisytek International Corp.    1,700                           24
     Deere & Co.    9,600                                           355
  o  DiamondCluster International, Inc.,
     Class A    1,000                                                10
  +  Donnelly Corp.    1,000                                         13
     Dover Corp.    8,300                                           273
  o  DT Industries, Inc.    1,200                                     7
  o  Elantec Semiconductor, Inc.    600                              20
     Emerson Electric Co.    17,300                                 848
  o  Encompass Services Corp.    2,525                                8
  o  The Fairchild Corp., Class A    3,100                            7
     Federal Signal Corp.    1,800                                   36
  o  Fisher Scientific International    2,400                        72
  o  Flowserve Corp.    1,300                                        30
  o  FMC Corp.    1,100                                              52
     Franklin Electric Co., Inc.    200                              15
 o+  Gardner Denver, Inc.    700                                     14
=(1) General Electric Co.    404,156                            14,715
  +  Gorman-Rupp Co.    800                                          18
     Graco, Inc.    1,450                                            47
  o  Hanover Compressor Co.    3,100                                 86
  o  Harbor Global Co. Ltd.    160                                    1
     Hardinge, Inc.    1,800                                         17
     Harsco Corp.    1,800                                           58
     Helix Technology Corp.    1,100                                 21
     Herman Miller, Inc.    3,000                                    63
  o  Hexcel Corp.    2,000                                            7
     HON Industries, Inc.    2,500                                   60
     Honeywell International, Inc.    33,062                        977
     Hubbell, Inc., Class B    2,300                                 63
     Hughes Supply, Inc.    800                                      19
  o  Ibis Technology Corp.    800                                     5
     IDEX Corp.    1,300                                             38
     Illinois Tool Works, Inc.    11,650                            666
     Ingersoll-Rand Co.    6,700                                    250
  o  Ionics, Inc.    400                                              9
  o  Jabil Circuit, Inc.    7,800                                   165
     JLG Industries, Inc.    1,800                                   18
     Johnson Controls, Inc.    3,700                                268
 o+  Joy Global, Inc.    1,600                                       28
  o  Juno Lighting, Inc.    1,429                                    13
  o  Kadant, Inc.    921                                             12
     Kaydon Corp.    1,300                                           25
     Kennametal, Inc.    1,000                                       35
  +  Knape & Vogt Manufacturing Co.    700                            7
 o+  Ladish Co., Inc.    1,300                                       11
  o  Lattice Semiconductor Corp.    3,600                            63
     Lennox International, Inc.    1,971                             18
     Libbey, Inc.    500                                             16
     Lincoln Electric Holdings, Inc.    1,900                        40
  o  Lone Star Technologies, Inc.    1,700                           28
  o  Magnetek, Inc.    1,500                                         13

            See the Financial Notes, which are integral to this information. 109

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) - FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                               ($ x 1,000)

   Manitowoc Co., Inc.    800                                      22
 o Mastec, Inc.    1,850                                            9
 o Material Sciences Corp.    2,000                                20
   Matthews International Corp.,
   Class A    1,400                                                32
 o Maverick Tube Corp.    1,000                                    12
 o McData Corp., Class B    500                                     8
   Metals USA, Inc.    1,000                                        1
 o Micrel, Inc.    3,600                                           91
   Milacron, Inc.    1,100                                         13
   Millipore Corp.    2,100                                       110
   Minnesota Mining & Manufacturing
   Co.    16,100                                                1,681
 o MSC Industrial Direct Co.,
   Class A    1,500                                                25
   Nacco Industries, Inc., Class A    300                          16
o+ Natco Group, Inc., Class A    1,200                              9
 + NN, Inc.    800                                                  8
   Nordson Corp.    1,000                                          22
 o Nortek, Inc.    1,000                                           20
 o Oceaneering International, Inc.    1,300                        25
   Pall Corp.    4,100                                             83
 o Park Ohio Holdings Corp.    2,600                                6
   Parker-Hannifin Corp.    4,700                                 169
   Penn Engineering & Manufacturing
   Corp.    1,000                                                  17
   Pentair, Inc.    2,100                                          67
   Pitt-Des Moines, Inc.    500                                    15
 o Plug Power, Inc.    1,900                                       16
   Precision Castparts Corp.    2,300                              52
 o Presstek, Inc.    1,100                                          7
   Regal Beloit    700                                             12
 o Research Frontiers, Inc.    800                                 14
 + Robbins & Myers, Inc.    1,400                                  38
o+ ROHN Industries, Inc.    1,800                                   4
   Roper Industries, Inc.    1,000                                 42
 o Safeguard Scientifics, Inc.    3,300                             7
   Sauer-Danfoss, Inc.    2,300                                    17
 o Shaw Group, Inc.    1,500                                       41
   Snap-On, Inc.    2,500                                          67
 o SPS Technologies, Inc.    1,200                                 36
   Standex International Corp.    500                              11
   Steelcase, Inc., Class A    1,000                               13
   Stewart & Stevenson Services    1,000                           15
 o Strattec Security Corp.    500                                  16
   Tecumseh Products Co., Class A    700                           32
   Teleflex, Inc.    1,300                                         52
   Tennant Co.    600                                              21
   Tenneco Automotive, Inc.    1,980                                4
 o Terex Corp.    1,200                                            19
   The Timken Co.    2,500                                         34
   Trinity Industries, Inc.    1,100                               27
o+ Triumph Group, Inc.    1,200                                    31
   U.S. Industries, Inc.    2,000                                   4
 o UCAR International, Inc.    2,100                               15
 o Ultratech Stepper, Inc.    1,300                                17
 o Uniroyal Technology Corp.    1,100                               3
   Valhi, Inc.    4,600                                            60
   Valmont Industries, Inc.    1,400                               22
   W.W. Grainger, Inc.    4,000                                   173
   Watsco, Inc.    1,400                                           18
   Watts Industries, Inc., Class A    1,000                        14
 o WMS Industries, Inc.    1,500                                   27
   Woodward Governor Co.    500                                    24
   X-Rite, Inc.    2,000                                           14
   York International Corp.    1,800                               55
 o Zebra Technologies Corp.,
   Class A    1,000                                                46
                                                               ------
                                                               25,563

  RAILROAD & SHIPPING  0.4%
---------------------------------------------------------------------
   Alexander & Baldwin, Inc.    1,700                              38
   Burlington Northern Santa Fe
   Corp.    15,300                                                411
   CSX Corp.    8,800                                             297
   Florida East Coast Industries, Inc.,
   Class A    1,600                                                35
   GATX Corp.    2,000                                             53
o+ Genessee & Wyoming, Inc.    1,100                               30
   Greenbrier Cos., Inc.    1,600                                  12
 o Gulfmark Offshore, Inc.    800                                  23
 o Kansas City Southern Industries,
   Inc.    2,050                                                   26
 + Maritrans, Inc.    1,400                                        14
   Newport News Shipbuilding,
   Inc.    1,300                                                   90
   Norfolk Southern Corp.    15,400                               258
o+ OMI Corp.    2,500                                              10
   Overseas Shipholding Group,
   Inc.    1,200                                                   30

110 See the Financial Notes, which are integral to this information.

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                               ($ x 1,000)

 o Railamerica, Inc.    1,466                                      17
 o Transport Corp. of America    1,100                              6
   Union Pacific Corp.    10,100                                  525
                                                               -----
                                                               1,875

   REAL PROPERTY  1.2%
---------------------------------------------------------------------
 + Aegis Realty, Inc.    700                                        8
o+ Alexander's, Inc.    200                                        12
   Alexandria Real Estate Equities,
   Inc.    500                                                     20
   AMB Property Corp.    3,300                                     80
 + American Land Lease, Inc.    700                                 9
 o American Real Estate Partners
   L.P.    1,800                                                   16
 o American Realty Investors, Inc.    1,037                        13
 o American Retirement Corp.    700                                 2
   AMLI Residential Properties    500                              12
   Amresco Capital Trust, Inc.    1,300                             2
 + Annaly Mortgage Management,
   Inc.    1,600                                                   22
 + Anthracite Capital, Inc.    2,000                               20
   Apartment Investment & Management
   Co., Class A    2,300                                           97
   Archstone-Smith Trust    3,900                                  94
   Arden Realty, Inc.    2,100                                     52
   AvalonBay Communities, Inc.    2,700                           123
 o Avatar Holdings, Inc.    700                                    17
   Bedford Property Investors    900                               18
   Boston Properties, Inc.    3,900                               138
   Brandywine Realty Trust    1,000                                20
   BRE Properties, Class A    1,500                                44
   Burnham Pacific Property, Inc.    2,400                         12
   Cabot Industrial Trust    1,700                                 40
   Camden Property Trust    1,300                                  45
 + Capital Automotive Corp.    300                                  6
   Capstead Mortgage Corp.    240                                   7
 + Captec Net Lease Realty, Inc.    700                             8
   CarrAmerica Realty Corp.    2,200                               62
 o Catellus Development Corp.    4,100                             71
   CBL & Associates Properties    700                              20
   Center Trust, Inc.    2,300                                      8
   Centerpoint Properties Corp.    800                             37
   Charles E. Smith Residential    600                             28
   Chateau Communities, Inc.    1,300                              41
   Chelsea Property Group, Inc.    500                             22
   Colonial Properties Trust    500                                15
   Commercial Net Lease Realty    1,000                            13
   Consolidated-Tomoka Land Co.    1,100                           21
   Cornerstone Realty Income Trust    1,200                        13
 + Corporate Office Properties
   Trust SBI    1,500                                              17
   Correctional Properties Trust    1,600                          26
   Cousins Properties, Inc.    1,500                               36
   Crescent Real Estate Equity Co.    3,400                        60
   Developers Diversified Realty Corp.    1,600                    29
   Duke-Weeks Realty Corp.    4,990                               115
   Eastgroup Properties    1,400                                   29
   Equity Inns, Inc.    2,700                                      21
   Equity Office Properties Trust    17,538                       500
   Equity One, Inc.    1,600                                       19
   Equity Residential Properties
   Trust    10,400                                                270
   Essex Property Trust, Inc.    600                               28
   Federal Realty Investment Trust    1,700                        37
   FelCor Lodging Trust, Inc.    2,200                             31
   First Industrial Realty Trust    1,600                          44
   Forest City Enterprises, Inc.,
   Class A    1,000                                                49
   Gables Residential Trust    800                                 22
   General Growth Properties    2,200                              81
   Getty Realty Corp.    1,000                                     17
   Glenborough Realty Trust, Inc.    900                           16
   Glimcher Realty Trust    1,300                                  21
   Golf Trust of America, Inc. L.P.    2,400                       18
   Health Care Property Investors,
   Inc.    1,724                                                   64
   Health Care Real Estate Investment
   Trust, Inc.    700                                              18
   Healthcare Realty Trust, Inc.    1,200                          32
   Highwoods Properties, Inc.    2,300                             54
   Home Properties of NY, Inc.    500                              15
   Hospitality Properties Trust    1,900                           47
   HRPT Properties Trust    4,000                                  33
   Innkeepers USA Trust    1,500                                   10
o+ Insignia Financial Group, Inc.    1,700                         16
   IRT Property Co.    1,600                                       17
   iStar Financial, Inc.    3,390                                  79
   JDN Realty Corp.    1,800                                       19
 o Jones Lang LaSalle, Inc.    1,600                               24
   JP Realty, Inc.    700                                          15
   Keystone Property Trust    1,300                                16

            See the Financial Notes, which are integral to this information. 111

SCHWAB TOTAL STOCK MARKET INDEX FUND - FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                               ($ x 1,000)


   Kilroy Realty Corp.    1,300                                    30
   Kimco Realty Corp.    2,500                                    122
   Koger Equity, Inc.    700                                       12
   Konover Property Trust, Inc.    1,600                            3
   Kramont Realty Trust    1,400                                   17
   Liberty Property Trust    2,800                                 75
   LNR Property Corp.    1,200                                     33
   LTC Properties, Inc.    2,800                                   16
   The Macerich Co.    900                                         22
   Mack-Cali Realty Corp.    1,900                                 59
   Manufactured Home Communities    500                            15
   Mid-America Apartment Communities,
   Inc.    500                                                     12
   Mills Corp.    1,200                                            26
   National Golf Properties, Inc.    800                           12
   National Health Investors, Inc.    1,100                        15
   Nationwide Health Properties, Inc.    1,100                     22
   New Plan Excel Realty Trust    2,900                            52
   Newhall Land & Farming Co. L.P.    800                          22
   Omega Healthcare Investors    1,900                              6
   Pan Pacific Retail Properties, Inc.    900                      25
   Parkway Properties, Inc.    500                                 15
 o Pinnacle Holdings, Inc.    2,000                                 1
   The Plum Creek Timber Co., Inc.    7,047                       195
   PMC Commercial Trust    1,500                                   19
   Post Properties, Inc.    1,700                                  58
   Prentiss Properties Trust    1,100                              28
 o Price Legacy Corp.    242                                        1
   Prologis Trust    7,200                                        144
   PS Business Parks, Inc.    1,000                                28
   Public Storage, Inc.    4,100                                  135
 + RAIT Investment Trust    700                                    12
 + Ramco-Gershenson Properties    700                              11
   Realty Income Corp.    1,300                                    37
   Reckson Associates Realty    1,700                              39
   Regency Centers Corp.    1,700                                  42
   RFS Hotel Investors, Inc.    1,100                              10
   Rouse Co.    2,800                                              74
   Saul Centers, Inc.    1,100                                     21
 o Security Capital Group, Inc.,
   Class B    3,800                                                71
   Senior Housing Properties Trust    950                          12
   Shurgard Storage Centers, Inc.,
   Class A    1,000                                                30
   Simon Property Group, Inc.    6,900                            190
   SL Green Realty Corp.    1,200                                  36
   Sovran Self Storage, Inc.    800                                23
   The St. Joe Co.    3,100                                        80
   Storage USA, Inc.    1,300                                      52
   Summit Properties, Inc.    600                                  14
   Sun Communities, Inc.    500                                    19
   Tanger Factory Outlet Centers    800                            16
 o Taragon Realty Investors, Inc.    1,430                         18
   Taubman Centers, Inc.    1,600                                  22
 + Thornburg Mortgage, Inc.    1,500                               27
 o Trammell Crow Co.    1,300                                      13
 + Transcontinental Realty Investment
   Trust    700                                                    12
   United Dominion Realty Trust    3,400                           49
   Universal Health Realty Income    900                           22
 + Ventas, Inc.    2,500                                           31
   Vornado Realty Trust    3,500                                  137
   W.P. Carey & Co. LLC    1,600                                   35
   Washington Real Estate Investment
   Trust    1,100                                                  27
   Weingarten Realty Investment    1,100                           55
o+ Wellsford Real Properties, Inc.    700                          13
                                                                -----
                                                                5,703

   RETAIL  5.9%
-- ------------------------------------------------------------------
 o 7-Eleven, Inc.    4,000                                         40
 o 99 Cents Only Stores    2,300                                   82
o+ A.C. Moore Arts & Crafts, Inc.    500                           11
   Albertson's, Inc.    16,368                                    522
 o Alloy, Inc.    1,900                                            25
 o Amazon.com, Inc.    14,700                                     103
 o American Eagle Outfitters, Inc.    2,950                        81
 o AnnTaylor Stores Corp.    1,300                                 29
o+ Arden Group, Inc., Class A    600                               28
 o AutoZone, Inc.    8,900                                        521
 o Barnes & Noble, Inc.    2,600                                   96
 o Bed, Bath & Beyond, Inc.    11,900                             298
 o Best Buy Co., Inc.    8,600                                    472
 o Big Lots, Inc.    4,400                                         32
 o BJ's Wholesale Club, Inc.    3,100                             157
 + Blair Corp.    900                                              14
 + Blockbuster, Inc., Class A    1,400                             35
 o Borders Group, Inc.    3,200                                    50

112 See the Financial Notes, which are integral to this information.

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                               ($ x 1,000)

   Burlington Coat Factory Warehouse
   Corp.    1,500                                                  22
   Casey's General Stores, Inc.    1,800                           22
   Cash America International,
   Inc.    2,500                                                   20
   The Cato Corp., Class A    1,200                                20
 o Central Garden & Pet Co.    1,700                               13
 o Charming Shoppes, Inc.    3,700                                 18
   Circuit City Stores-Circuit City
   Group    8,000                                                 110
   Claire's Stores, Inc.    1,800                                  22
 o Coldwater Creek, Inc.    700                                    14
o+ Cole National Corp.    1,300                                    17
 o Cost Plus, Inc.    700                                          14
 o Costco Wholesale Corp.    17,800                               673
   CVS Corp.    15,500                                            370
   DEB Shops, Inc.    900                                          22
 o DGSE Cos., Inc.    700                                           2
   Dillards, Inc., Class A    4,000                                52
   Dollar General Corp.    13,375                                 191
 o Dollar Tree Stores, Inc.    4,650                              104
 o Duane Reade, Inc.    700                                        21
o+ Duckwall-ALCO Stores, Inc.    700                                6
 o Enesco Group, Inc.    1,100                                      5
   Family Dollar Stores, Inc.    7,200                            208
 o Federated Department Stores,
   Inc.    7,900                                                  253
 + Fred's, Inc., Class A    750                                    25
 + Friedman's, Inc., Class A    700                                 5
 o Gadzooks, Inc.    800                                           10
   The Gap, Inc.    31,400                                        410
 o Gottschalks, Inc.    2,700                                       7
   Great Atlantic & Pacific Tea Co.,
   Inc.    1,500                                                   28
 o Greg Manning Auctions, Inc.    800                               2
 o Guitar Center, Inc.    1,100                                    15
 + Hancock Fabrics, Inc.    600                                     7
   Home Depot, Inc.    93,300                                   3,567
 o HOT Topic, Inc.    800                                          20
 o Insight Enterprises, Inc.    1,450                              24
 o Intertan, Inc.    1,050                                          9
   Intimate Brands, Inc.    19,640                                223
   J.C. Penney Co., Inc.    10,700                                232
 o K Mart Corp.    18,300                                         112
 o Kohl's Corp.    13,500                                         751
 o Kroger Co.    33,200                                           812
 o Lands' End, Inc.    1,300                                       42
   Lillian Vernon Corp.    500                                      4
   Limited, Inc.    17,000                                        190
   Longs Drug Stores Corp.    1,800                                41
   Lowe's Cos., Inc.    31,400                                  1,071
   May Department Stores Co.    12,100                            381
 o Michaels Stores, Inc.    1,200                                  62
 o The Neiman Marcus Group, Inc.,
   Class A    1,700                                                45
 o The Neiman Marcus Group, Inc.,
   Class B    451                                                  11
o+ Nobel Learning Communities,
   Inc.    500                                                      3
   Nordstrom, Inc.    5,300                                        75
 o Office Depot, Inc.    12,200                                   166
 o OfficeMax, Inc.    2,700                                         8
o+ Pathmark Stores, Inc.    1,400                                  33
 o Payless Shoesource, Inc.    802                                 42
 o PC Connection, Inc.    900                                      10
   Pep Boys-Manny, Moe, & Jack    2,500                            29
 + PETsMART, Inc.    4,200                                         33
   Pier 1 Imports, Inc.    3,900                                   43
 o Pricesmart, Inc.    200                                          7
   RadioShack Corp.    7,400                                      185
o+ Rite Aid Corp.    19,900                                       110
   Ross Stores, Inc.    3,400                                     106
   Ruddick Corp.    2,000                                          31
 o Safeway, Inc.    20,700                                        862
 o Saks, Inc.    5,200                                             35
 o School Specialty, Inc.    1,100                                 34
   Sears, Roebuck & Co.    13,100                                 508
 o Sharper Image Corp.    1,700                                    12
 o ShopKo Stores, Inc.    1,100                                    10
o+ Smart & Final, Inc.    1,700                                    16
o+ Smith & Wollensky Restaurant
   Group, Inc.    900                                               3
   Spiegel, Inc., Class A    5,000                                 28
 o Staples, Inc.    17,300                                        252
 o Stein Mart, Inc.    2,300                                       18
o+ Syms Corp.    700                                                3
   Target Corp.    36,700                                       1,143
   Tiffany & Co., Inc.    5,800                                   136
   TJX Cos., Inc.    11,200                                       379
 o Toys `R' Us, Inc.    8,300                                     158
 o Tractor Supply Co.    1,000                                     27

            See the Financial Notes, which are integral to this information. 113

SCHWAB TOTAL STOCK MARKET INDEX FUND - FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                              MKT. VALUE
SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)

    o Tuesday Morning Corp.    1,700                                  23
      Unifirst Corp.    1,200                                         21
    o United Stationers, Inc.    1,400                                39
    o Value City Department Stores,
      Inc.    700                                                      2
    o Venator Group, Inc.    5,400                                    78
  (5) Wal-Mart Stores, Inc.    181,900                             9,350
      Walgreen Co.    40,200                                       1,302
      Weis Markets, Inc.    1,700                                     49
    o West Marine, Inc.    1,200                                      18
    o Whitehall Jewellers, Inc.    600                                 5
    o Williams-Sonoma, Inc.    2,100                                  54
      Winn-Dixie Stores, Inc.    5,300                                59
    o Zale Corp.    1,600                                             46
                                                                  ------
                                                                  28,452

    STEEL  0.1%
------------------------------------------------------------------------
      AK Steel Holding Corp.    4,027                                 37
      Allegheny Technologies, Inc.    3,650                           54
    + Ampco-Pittsburgh Corp.    500                                    5
    o Atchison Casting Corp.    900                                    1
    o Bethlehem Steel Corp.    2,884                                   1
      Carpenter Technology Corp.    900                               20
      Cleveland-Cliffs, Inc.    700                                   11
    o Gibraltar Steel Corp.    1,200                                  21
      Intermet Corp.    1,100                                          3
      National Steel Corp., Class B    2,400                           2
    o NS Group, Inc.    1,800                                         12
      Nucor Corp.    3,000                                           124
      Quanex Corp.    800                                             21
      Roanoke Electric Steel Corp.    800                             10
      Ryerson Tull, Inc.    1,600                                     18
    o Steel Dynamics, Inc.    1,700                                   18
      Steel Technologies, Inc.    700                                  5
      USX-U.S. Steel Group, Inc.    3,300                             47
      Worthington Industries, Inc.    3,700                           48
                                                                  ------
                                                                     458

      TELEPHONE  5.0%
------------------------------------------------------------------------
   o+ ACT Teleconferencing, Inc.    600                                6
    o Adtran, Inc.    1,600                                           37
   o+ Advanced Switching Communications,
      Inc.    1,800                                                    1
    o Airgate PCS, Inc.    300                                        15
    o Alamosa Holdings, Inc.    3,700                                 52
    o Alaska Communications Systems
      Group, Inc.    2,000                                            14
    o Allegiance Telecom, Inc.    4,450                               32
      Alltel Corp.    12,935                                         739
   o+ Applied Innovation, Inc.    1,100                                9
      AT&T Corp.    140,706                                        2,146
    o AT&T Latin America Corp.,
      Class A    2,100                                                 3
    o AT&T Wireless Services, Inc.    103,129                      1,489
    + Atlantic Tele-Network, Inc.    300                               4
    o Autobytel.com, Inc.    1,800                                     2
    o Avaya, Inc.    11,385                                          102
      BellSouth Corp.    76,500                                    2,831
    o Boston Communications Group    1,900                            18
   o+ Brightpoint, Inc.    500                                         2
    o Broadwing, Inc.    8,568                                        79
    o Carrier Access Corp.    2,000                                    5
    o Centennial Communications Corp.    3,500                        31
    o Centillium Communications, Inc.    1,000                         6
      CenturyTel, Inc.    6,000                                      190
    o Citizens Communications Co.    11,500                          102
    o Commonwealth Telephone Enterprises,
      Inc.    700                                                     30
      Conestoga Enterprise, Inc.    1,000                             24
    o Copper Mountain Networks, Inc.    2,000                          2
   o+ CoSine Communications, Inc.    3,200                             3
      CT Communications, Inc.    1,000                                14
      D&E Communications, Inc.    700                                 16
    o Dobson Communications Corp.,
      Class A    3,100                                                31
    o Equinix, Inc.    2,100                                           1
    o First Virtual Communications, Inc.    1,200                      1
    o Focal Communications Corp.    1,600                              1
    o General Communication, Inc.,
      Class A    1,900                                                22
   *o Genesys SA    536                                                4
    o Global Crossing Ltd.    3,164                                    4
   o+ Globecomm Systems, Inc.    500                                   2
    o Globix Corp.    1,800                                            1
    o Goamerica, Inc.    1,800                                         1
      Hickory Tech Corp.    1,100                                     17
    o IDT Corp., Class B    700                                        7
    o Illuminet Holdings, Inc.    1,500                               54
    o Inet Technologies, Inc.    2,200                                18
    o Integrated Telecom Express, Inc.    1,800                        2

114 See the Financial Notes, which are integral to this information.

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                               ($ x 1,000)

 o+ Intelidata Technologies Corp.    900                             3
    Inter-Tel, Inc.    1,400                                        21
  o Interdigital Communications Corp.    2,000                      16
    ITC    2,200                                                     1
  o ITXC Corp.    1,600                                              7
  o Leap Wireless International, Inc.    1,000                      15
  o Level 3 Communications, Inc.    13,900                          48
  o Lexar Media, Inc.    1,400                                       1
  o Lexicon Genetics, Inc.    1,900                                 19
  o McLeodUSA, Inc., Class A    21,892                              16
 o+ Metro One Telecommunications
    Corp.    900                                                    27
  o Motient Corp.    2,000                                           1
  o Nanometrics, Inc.    300                                         6
  o Neon Communications, Inc.    1,700                               5
  o Net2Phone, Inc.    1,600                                        10
  o Network Plus Corp.    2,000                                      2
  o Next Level Communications, Inc.    2,400                         7
  o Nextel Communications, Inc.,
    Class A    29,600                                              235
  o NMS Communications Corp.    1,500                                3
    Nortel Networks Corp.    3,385                                  20
    North Pittsburgh Systems, Inc.    1,000                         15
  o NTELOS, Inc.    700                                              6
  o NTL, Inc.    11,194                                             38
 o+ O2wireless Solutions, Inc.    1,000                              2
  o Optical Cable Corp.    1,800                                     2
  o Pegasus Communications Corp.    1,600                           16
 o+ PentaStar Communications, Inc.    600                            5
  o Primus Telecommunications Group,
    Inc.    2,300                                                    2
  o Qwest Communications International,
    Inc.    64,437                                                 834
  o RCN Corp.    2,300                                               7
  o SBA Communications Corp.    1,300                               11
    SBC Communications, Inc.    137,362                          5,235
  o Spectrasite Holdings, Inc.    4,400                             10
    Sprint Corp. (FON Group).     36,200                           724
  o Sprint Corp. (PCS Group)     38,300                            854
  o StorageNetworks, Inc.    1,200                                   6
  o Tanox, Inc.    1,900                                            32
 o+ Telecommunication Systems, Inc.,
    Class A    1,300                                                 4
    Telephone & Data Systems, Inc.    2,100                        185
 o+ Tellium, Inc.    4,000                                          27
 o+ Telular Corp.    1,000                                           6
  o Time Warner Telecom, Inc.,
    Class A    2,000                                                22
  o Tripath Technology, Inc.    1,800                                2
  o Triton PCS Holdings, Inc.,
    Class A    2,400                                                77
  o Turnstone Systems, Inc.    1,600                                 5
  o Tut Systems, Inc.    1,100                                       1
  o U.S. Cellular Corp.    3,600                                   161
  o UAXS Global Holdings, Inc.    2,900                              6
 o+ Ubiquitel, Inc.    3,200                                        29
  o US LEC Corp., Class A    1,000                                   4
 o+ US Unwired, Inc., Class A    600                                 7
 o+ Utstarcom, Inc.    900                                          21
  o Varco International, Inc.    3,640                              55
    Verizon Communications,
    Inc.    110,312                                              5,495
  + Warwick Valley Telephone Co.    200                             10
  o West Corp.    2,400                                             56
  o Westell Technologies, Inc.,
    Class A    2,560                                                 6
  o WJ Communications, Inc.    2,300                                 6
    WorldCom, Inc. -- MCI Group    4,727                            56
  o WorldCom, Inc. -- WorldCom
    Group    115,812                                             1,558
  o XO Communications, Inc.,
    Class A    8,601                                                 8
  o Z-Tel Technologies, Inc.    900                                  1
                                                                ------
                                                                24,240

    TOBACCO  1.0%
----------------------------------------------------------------------
    Philip Morris Cos., Inc.    89,700                           4,198
    R.J. Reynolds Tobacco Holdings,
    Inc.    4,066                                                  228
    Schweitzer-Mauduit International,
    Inc.    1,000                                                   24
  + Standard Commercial Corp.    1,100                              20
    Universal Corp.    1,800                                        58
    UST, Inc.    6,700                                             225
                                                                ------
                                                                 4,753

    TRAVEL & RECREATION  0.5%
----------------------------------------------------------------------
 o+ Alliance Gaming Corp.    500                                    10
  o AMERCO, Inc.    900                                             16
 !o American Classic Voyages Co.    900                             --

      See the Financial Notes, which are integral to this information. 115

SCHWAB TOTAL STOCK MARKET INDEX FUND - FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                               ($ x 1,000)


o+ Ameristar Casinos, Inc.    1,200                                21
 o Anchor Gaming, Inc.    1,000                                    51
 o Argosy Gaming Co.    1,100                                      32
 o Aztar Corp.    1,400                                            20
 o Bally Total Fitness Holding Corp.    1,300                      24
 o Boca Resorts, Inc., Class A    1,800                            17
   Brunswick Corp.    3,700                                        66
   Callaway Golf Co.    3,000                                      43
   Carnival Corp.    23,900                                       521
   Central Parking Corp.    1,600                                  24
 o Choice Hotels International, Inc.    1,900                      33
 o Crestline Capital Corp.    800                                  23
 o Dollar Thrifty Automotive Group,
   Inc.    1,000                                                   12
 o Expedia, Inc., Class A    2,600                                 76
 o Extended Stay Amererica, Inc.    3,800                          51
o+ Gart Sports Co.    500                                           9
 o Harrah's Entertainment, Inc.    4,600                          134
   Hilton Hotels Corp.    14,526                                  124
o+ Hollywood Casino Corp., Class A    1,100                         8
   Host Marriott Corp.    10,600                                   72
o+ K2, Inc.    1,700                                               10
o+ Lakes Gaming, Inc.    900                                        5
 o Mandalay Resort Group    2,900                                  48
   Marriott International, Inc., Class A    9,900                 310
   Meristar Hospitality Corp.    1,500                             14
 o MGM Mirage, Inc.    6,400                                      143
o+ MTR Gaming Group, Inc.    2,300                                 24
o+ Multimedia Games Inc.    500                                    12
 o Navigant International, Inc.    1,300                           12
 o Park Place Entertainment Corp.    10,900                        78
 o Pinnacle Entertainment, Inc.    1,100                            8
 o Prime Hospitality Corp.    1,800                                17
 o ResortQuest International, Inc.    3,000                        14
   Royal Caribbean Cruises Ltd.    7,300                           80
 o Scientific Games Corp., Class A    700                           3
o+ Shuffle Master, Inc.    1,250                                   16
 o Six Flags, Inc.    3,500                                        41
 o Speedway Motorsports, Inc.    1,800                             42
   Starwood Hotels & Resorts Worldwide,
   Inc.    7,780                                                  171
o+ The Sports Authority, Inc.    1,000                              5
 o Station Casinos, Inc.    2,650                                  22
 o Suburban Lodges of America    2,200                             15
 o Trendwest Resorts, Inc.    1,050                                29
 o Vail Resorts, Inc.    1,300                                     22
                                                                -----
                                                                2,528

  TRUCKING & FREIGHT  0.2%
---------------------------------------------------------------------
   Airborne, Inc.    1,900                                         19
o  Arkansas Best Corp.    1,100                                    26
+  Arnold Industries, Inc.    1,100                                24
   C.H. Robinson Worldwide, Inc.    3,300                          88
   CNF, Inc.    2,000                                              44
o  Consolidated Freightways Corp.    2,700                         11
      Expeditores International of
   Washington, Inc.    2,400                                      108
o  Forward Air Corp.    1,100                                      29
o  Heartland Express, Inc.    1,250                                29
o  HUB Group, Inc., Class A    1,000                               11
o  J.B. Hunt Transport Services,
   Inc.    2,000                                                   27
o  Knight Transportation, Inc.    1,200                            29
o+ Landair Corp.    500                                             4
o  Landstar Systems, Inc.    400                                   29
o  OLD Dominion Freight Line    1,200                              15
o+ PAM Transportation Services, Inc.    500                         5
   Paccar, Inc.    3,100                                          164
   Roadway Corp.    600                                            16
   Ryder Systems, Inc.    2,700                                    50
o  Swift Transportation Co., Inc.    3,970                         67
   USFreightways Corp.    1,300                                    40
   Wabash National Corp.    1,100                                   8
   Werner Enterprises, Inc.    2,000                               43
o  Yellow Corp.    1,200                                           26
                                                                -----
                                                                  912

  UTILITIES: ELECTRIC & GAS  3.6%
---------------------------------------------------------------------
o  AES Corp.    21,596                                            299
   AGL Resources, Inc.    2,300                                    48
   Allegheny Energy, Inc.    5,300                                194
   Allete, Inc.    3,500                                           77
   Alliant Energy Corp.    3,100                                   91
   Ameren Corp.    5,400                                          217
   American Electric Power Co.,
   Inc.    12,920                                                 541

116 See the Financial Notes, which are integral to this information.

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                               ($ x 1,000)

   American States Water Co.    1,000                              33
   American Water Works Co., Inc.    3,800                        154
   Atmos Energy Corp.    1,800                                     39
o  Atrion Corp.    200                                              7
   Avista Corp.    2,100                                           25
o  Baycorp Holdings Ltd.    100                                     1
   Birmingham Utilities, Inc.    200                                3
   Black Hills Corp.    1,400                                      38
   California Water Service Group    300                            8
o  Calpine Corp.    12,300                                        304
   Cascade Natural Gas Corp.    1,000                              20
   Central Vermont Public Service
   Corp.    200                                                     3
   CH Energy Group, Inc.    900                                    36
   Cinergy Corp.    6,600                                         199
   Cleco Corp.    2,100                                            42
   CMS Energy Corp.    5,000                                      108
   Conectiv, Inc.    3,300                                         78
   Connecticut Water Services, Inc.    450                         12
   Consolidated Edison, Inc.    8,800                             348
   Constellation Energy Group, Inc.    6,600                      148
o  Covanta Energy Corp.    2,100                                   27
   Delta Natural Gas Co., Inc.    800                              16
   Dominion Resources, Inc.    10,298                             629
   DPL, Inc.    4,952                                             114
   DQE, Inc.    2,400                                              45
   DTE Energy Co.    6,601                                        275
   Duke Energy Corp.    31,600                                  1,214
   Dynegy, Inc., Class A    13,062                                469
   Edison International    12,300                                 175
   El Paso Corp.    20,687                                      1,015
o  El Paso Electric Co.    2,100                                   29
   Empire District Electric Co.    300                              6
   Energen Corp.    1,600                                          39
   Energy East Corp.    4,694                                      88
   EnergySouth, Inc.    400                                         9
   Enron Corp.    30,200                                          420
   Entergy Corp.    9,200                                         357
   Equitable Resources, Inc.    2,700                              89
   Exelon Corp.    12,937                                         544
   FirstEnergy Corp.    9,300                                     320
   Florida Public Utilites Co.    100                               2
   FPL Group, Inc.    7,200                                       382
   GPU, Inc.    4,700                                             186
   Great Plains Energy, Inc.    2,500                              60
   Green Mountain Power Corp.    300                                5
   Hawaiian Electric Industries, Inc.    1,100                     41
   Idacorp, Inc.    1,700                                          65
   KeySpan Corp.    5,300                                         176
   Kinder Morgan, Inc.    4,900                                   243
   Madison Gas & Electric Co.    400                               10
   Maine Public Service Co.    100                                  3
   MDU Resources Group, Inc.    2,800                              68
+  Middlesex Water Co.    700                                      23
o  Mirant Corp.    20,206                                         525
   Montana Power Co.    4,400                                      26
   National Fuel Gas Co.    3,300                                  77
   New Jersey Resources Corp.    1,100                             50
o  Niagara Mohawk Holdings, Inc.    6,300                         113
   NICOR, Inc.    1,500                                            58
   NiSource, Inc.    8,364                                        199
   Northeast Utilities    5,624                                    99
   Northwest Natural Gas Co.    1,200                              29
   Northwestern Corp.    1,400                                     27
+  NRG Energy, Inc.    2,000                                       35
   NSTAR    1,867                                                  77
   NUI Corp.    300                                                 6
   OGE Energy Corp.    3,000                                       65
   ONEOK, Inc.    2,400                                            41
+  Orion Power Holdings, Inc.    4,200                            108
   Otter Tail Corp.    1,100                                       31
   Peoples Energy Corp.    1,700                                   65
   PG&E Corp.    14,600                                           264
   Philadelphia Suburban Corp.    2,350                            67
   Piedmont Natural Gas Co., Inc.    1,100                         35
   Pinnacle West Capital Corp.    3,800                           160
   Potomac Electric Power Co.    4,300                             92
   PPL Corp.    6,000                                             205
   Progress Energy, Inc.    8,959                                 378
   Public Service Co. of New Mexico    2,000                       49
   Public Service Enterprise Group,
   Inc.    8,400                                                  331
   Puget Energy, Inc.    3,300                                     63
   Questar Corp.    3,300                                          73

            See the Financial Notes, which are integral to this information. 117

SCHWAB TOTAL STOCK MARKET INDEX FUND - FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                               ($ x 1,000)

   Reliant Energy, Inc.    11,700                                 327
o+ Reliant Resources, Inc.    1,900                                30
 o Republic Services, Inc.    7,000                               115
   RGS Energy Group, Inc.    1,600                                 61
   Scana Corp.    4,405                                           113
   Sempra Energy    8,575                                         201
   Sierra Pacific Resources    3,776                               55
   SJW Corp.    700                                                57
   South Jersey Industries    1,000                                33
   Southern Co.    26,000                                         621
 o Southern Union Co.    1,969                                     38
   Southwest Gas Corp.    1,100                                    23
   Teco Energy, Inc.    5,600                                     144
   TXU Corp.    10,400                                            477
 o U.S. Energy Systems, Inc.    600                                 3
   UGI Corp.    1,400                                              40
   UIL Holdings Corp.    500                                       25
   Unisource Energy Corp.
   Holding Co.    1,400                                            22
   UtiliCorp United, Inc.    4,658                                138
   Vectren Corp.    2,466                                          52
 o Veritas DGC, Inc.    1,100                                      17
 o Waste Connections, Inc.    1,000                                29
   Western Resources, Inc.    2,800                                46
   WGL Holdings, Inc.    2,000                                     54
   Williams Cos., Inc.    21,060                                  608
   Wisconsin Energy Corp.    4,500                                100
   WPS Resources Corp.    900                                      31
   XCEL Energy, Inc.    13,795                                    390
                                                               ------
                                                               17,415

   Preferred Stock  0.0% of investments
-------------------------------------
   MEDIA  0.0%
----------------------------------------------------------------------
 * News Corp. Ltd.    2,197                                        52

   Rights  0.0% of investments
-------------------------------------
   ALCOHOLIC BEVERAGES  0.0%
----------------------------------------------------------------------
o+ The Chalone Wine Group
   Ltd., Expires 11/20/01    51                                   --

   Short Term Investment
   0.7% of investments
-------------------------------------
   Provident Institutional
   TempFund     3,131,937                                      3,132

   U.S. Treasury Obligations
   0.0% of investments
-------------------------------------


           SECURITY                         FACE VALUE      MKT. VALUE
      RATE, MATURITY DATE                  ($ x 1,000)     ($ x 1,000)
    = U.S. Treasury Bills

         2.13%, 12/20/01                        100            100
         2.17%, 12/20/01                         90             90
                                                               ---
                                                               190

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

118 See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of October 31, 2001. All numbers x 1,000 except NAV.

ASSETS
---------------------------------------------------------------------------------------------
Investments, at market value
    (including $176,604
    of securities of loan)                                                           $482,399 a
Collateral held for securities on loan                                                184,430
Receivables:
    Fund shares sold                                                                      246
    Interest                                                                                8
    Dividends                                                                             377
    Investments sold                                                                       14
    Most recent daily change in value of futures                                           21
    Income from securities lending                                                         59
Prepaid expenses                                                             +             57
                                                                             ----------------
TOTAL ASSETS                                                                          667,611

LIABILITIES
---------------------------------------------------------------------------------------------
Collateral held for securities on loan                                                184,430
Payables:
    Fund shares redeemed                                                                  603
    Investments bought                                                                    662
    Investment adviser and administrator fees                                              42
    Transfer agent and shareholder service fees                                             9
Accrued expenses                                                             +             95
                                                                             ----------------
TOTAL LIABILITIES                                                                     185,841

NET ASSETS
---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                          667,611
TOTAL LIABILITIES                                                           -         185,841
                                                                             ----------------
NET ASSETS                                                                           $481,770


NET ASSETS BY SOURCE
Capital received from investors                                                       594,406
Net investment income not yet distributed                                               3,902
Net realized capital losses                                                            (5,662)
Net unrealized capital losses                                                        (110,876) b


NET ASSET VALUE (NAV)

                                                               SHARES
SHARE CLASS                       NET ASSETS        /         OUTSTANDING      =        NAV
Investor Shares                     $224,356                    13,496                $16.62
Select Shares(R)                    $257,414                    15,464                $16.65

FEDERAL TAX DATA
---------------------------------------------
COST BASIS OF PORTFOLIO          $593,507


a The fund paid $593,326 for these securities. Not counting short-term obligations and government securities, the fund paid $154,717 for securities during the report period and received $8,971 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had five open S&P 500 futures contracts due to expire on December 21, 2001, with a contract value of $1,326 and unrealized gains of $26 and five open Russell 2000 futures contracts due to expire on December 21, 2001, with a contract value of $1,072 and unrealized gains of $25.

NET UNREALIZED GAINS AND LOSSES:
Gains                             $43,859
Losses                     +     (154,916)
                          ----------------
                                ($111,057)

UNUSED CAPITAL LOSSES:
Expires 10/31 of:             Loss amount
      2007                            $18
      2008                          3,413
      2009                          2,000

            See the Financial Notes, which are integral to this information. 119

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

Statement of
OPERATIONS
For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------------------------
Dividends                                                                              $5,749
Interest                                                                                  189
Lending of securities                                                        +            379
                                                                             ---------------------
TOTAL INVESTMENT INCOME                                                                 6,317

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------------------------
Net realized losses on investments sold                                                (1,005)
Net realized losses on futures contracts                                     +         (1,238)
                                                                             ---------------------
NET REALIZED LOSSES                                                                    (2,243)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------------------------
Net unrealized losses on investments                                                 (141,477)
Net unrealized gains on futures contracts                                    +            258
                                                                             ---------------------
NET UNREALIZED LOSSES                                                                (141,219)

EXPENSES
--------------------------------------------------------------------------------------------------
Investment adviser and administrator fees                                               1,415 a
Transfer agent and shareholder service fees:
    Investor Shares                                                                       542 b
    Select Shares(R)                                                                      255 b
Trustees' fees                                                                             10 c
Custodian fees                                                                            109
Portfolio accounting fees                                                                  79
Professional fees                                                                          33
Registration fees                                                                         106
Shareholder reports                                                                        81
Other expenses                                                               +             36
                                                                             ---------------------
Total expenses                                                                          2,666
Expense reduction                                                            -          1,110 d
                                                                             ---------------------
NET EXPENSES                                                                            1,556

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                 6,317
NET EXPENSES                                                                -           1,556
                                                                             ---------------------
NET INVESTMENT INCOME                                                                   4,761
NET REALIZED LOSSES                                                                    (2,243) e
NET UNREALIZED LOSSES                                                        +       (141,219) e
                                                                             ---------------------
DECREASE IN NET ASSETS FROM OPERATIONS                                              ($138,701)

a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class.

c        For the fund's independent trustees only.

d Includes $1,067 from the investment adviser (CSIM) and $43 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, as follows:

                                                      % OF AVERAGE
                           SHARE CLASS               DAILY NET ASSETS
                         Investor Shares                 0.40
                         Select Shares                   0.27

         This limit does not include interest, taxes and certain non-routine expenses.

e        These add up to a net loss on investments of $143,462.

120   See the Financial Notes, which are integral to this information.

Statements of
CHANGE IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
-------------------------------------------------------------------------------------------------
                                                  11/1/00 - 10/31/01       11/1/99 - 10/31/00

Net investment income                                         $4,761                   $3,403
Net realized losses                                           (2,243)                  (3,290)
Net unrealized gains or losses                     +        (141,219)                  21,759
                                                   ----------------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                             (138,701)                  21,872

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------------------------
Dividends from net investment income
Investor Shares                                                1,518                      667
Select Shares(R)                                   +           2,204                      813
                                                   ----------------------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME                    $3,722                   $1,480 a

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------------------------
                                        11/1/00 - 10/31/01              11/1/99 - 10/31/00
                                     Quantity           Value       Quantity            Value
Shares sold:
    Investor Shares                     6,466        $122,218          5,815         $131,597
    Select Shares               +       7,360         138,162          7,421          168,810
                                -----------------------------------------------------------------
TOTAL SHARES SOLD                      13,826        $260,380         13,236         $300,407

Shares reinvested:
    Investor Shares                        70          $1,427             28             $634
    Select Shares               +          96           1,946             33              735
                                -----------------------------------------------------------------
TOTAL SHARES REINVESTED                   166          $3,373             61           $1,369

Shares redeemed:
    Investor Shares                     2,716         $51,022          2,669          $60,481
    Select Shares               +       3,642          68,490          2,944           66,585
                                -----------------------------------------------------------------
TOTAL SHARES REDEEMED                   6,358        $119,512          5,613         $127,066 b

NET INCREASE                            7,634        $144,241          7,684         $174,710 c

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------------------------
                                        11/1/00 - 10/31/01              11/1/99 - 10/31/00
                                       Shares      Net Assets         Shares       Net Assets
Beginning of period                    21,326        $479,952         13,642         $284,850
Total increase                  +       7,634           1,818          7,684          195,102 d
                                -----------------------------------------------------------------
END OF PERIOD                          28,960        $481,770         21,326         $479,952 e


a        UNAUDITED
         For corporations, 100% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

         CURRENT PERIOD
         Investor Shares                                  $46
         Select Shares                            +        54
                                                  -----------
         TOTAL                                           $100

         PRIOR PERIOD
         Investor Shares                                  $90
         Select Shares                            +       108
                                                  -----------
         TOTAL                                           $198

c        Represents shares sold plus shares reinvested, minus shares redeemed.

d Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

e Includes net investment income not yet distributed in the amount of $3,902 and $2,863 at the end of the current period and the prior period, respectively.

          See the Financial Notes, which are integral to this information.   121

SCHWAB

INTERNATIONAL INDEX FUND(R)

TICKER SYMBOLS

Investor Shares     SWINX
Select Shares(R)    SWISX

[GRAPHIC]

                       INVESTMENT STYLE 1
MARKET CAP 1        Value  Blend  Growth
Large               / /    /X/    / /

Medium              / /    / /    / /

Small               / /    / /    / /


For long-term investors who are interested in the potential rewards of international investing and who are prepared for the additional risks, this fund could be worth considering.


THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE SCHWAB INTERNATIONAL
INDEX.(R)


[PHOTO OF GERI HOM AND LARRY MANO]

     "The general decline in the global economy and worldwide concerns about terrorism made it a difficult year for the fund."

Portfolio Manager
Geri Hom

   GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

   LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

MANAGER'S PERSPECTIVE


VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. The economic slowdown in the U.S. permeated the global economy, and virtually all international stock markets continued to decline. The September 11 terrorist attacks only heightened worldwide concerns about security and deepened the strain on a global economy struggling with reduced capital investment, falling corporate earnings, rising unemployment and lower consumer confidence.

FOLLOWING THE LEAD OF THE U.S. FEDERAL RESERVE, POLICY MAKERS AROUND THE WORLD LOWERED INTEREST RATES, attempting to moderate the severe downturn in world markets. However, the European Central Bank was slow in easing its monetary policy. In addition, the situation in Japan showed little sign of improvement. The country continues to flounder in massive debt, increased corporate bankruptcies and low consumer spending.

DESPITE THE AILING U.S. ECONOMY, THE DOLLAR REMAINED STRONG AGAINST OTHER MAJOR CURRENCIES.This reflected many investors' view that the U.S. remains a safe haven amid a weakening global economy. In addition, some investors anticipate that lower rates will energize the U.S. economy, ultimately helping to strengthen world economies.

FOR THE REPORT PERIOD, BOTH SHARE CLASSES OF THE FUND TRACKED THE FUND'S BENCHMARK INDEX, THE SCHWAB INTERNATIONAL INDEX. However, both the fund and its benchmark slightly trailed the MSCI-EAFE(R) Index, which benefitted from the stronger performance of smaller companies included in that index.



1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500(R) Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 10/31/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future.

PERFORMANCE: INVESTOR SHARES

AVERAGE ANNUAL  TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund's Investor Shares with the Schwab International Index(R) and the Morningstar Foreign Stock Fund category.

[BAR CHART]

                                     1 YEA                                5 YEARS                       SINCE INCEPTION: 9/9/93
                                     Schwab                                Schwab                                Schwab
                        Investor  International  Peer Group  Investor  International  Peer Group  Investor  International Peer Group
                        Shares 1     Index       Average 2   Shares 1      Index      Average 2    Shares 1      Index    Average 2

Pre-Tax Total Return 3   (27.58%)  (27.46%)      (27.03%)       1.14%      1.48%           2.18%       3.57%      4.08%      --
AFTER-TAX RETURNS: 4
  -  Pre-Liquidation     (28.01%)     --         (28.55%)       0.68%       --             0.41%       3.14%        --       --
  -  Post-Liquidation    (16.72%)     --            --          0.73%       --               --        2.71%        --       --


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in two indices: the Schwab International Index and the MSCI-EAFE(R) Index.3

[LINE CHART]


                                             Schwab
                           Investor      International     MSCI-EAFE
                            Shares           Index           Index
           9/9/93           10000            10000           10000
          9/30/93            9770             9786            9749
         10/31/93           10150            10167           10049
         11/30/93            9420             9454            9171
         12/31/93           10096            10137            9833
          1/31/94           10769            10823           10664
          2/28/94           10558            10623           10634
          3/31/94           10156            10172           10176
          4/30/94           10458            10544           10607
          5/31/94           10407            10448           10547
          6/30/94           10488            10508           10696
          7/31/94           10649            10692           10798
          8/31/94           10941            10999           11054
          9/30/94           10559            10621           10706
         10/31/94           10950            11026           11062
         11/30/94           10428            10478           10530
         12/31/94           10484            10564           10597
          1/31/95           10108            10254           10190
          2/28/95           10189            10282           10160
          3/31/95           10759            10964           10794
          4/30/95           11145            11346           11200
          5/31/95           11176            11303           11067
          6/30/95           11064            11168           10873
          7/31/95           11623            11826           11550
          8/31/95           11237            11384           11110
          9/30/95           11470            11661           11327
         10/31/95           11318            11461           11022
         11/30/95           11562            11782           11329
         12/31/95           11975            12238           11785
          1/31/96           12006            12277           11834
          2/29/96           12026            12300           11874
          3/31/96           12232            12529           12126
          4/30/96           12530            12826           12478
          5/31/96           12396            12674           12249
          6/30/96           12489            12761           12317
          7/31/96           12139            12430           11958
          8/31/96           12253            12538           11984
          9/30/96           12592            12907           12303
         10/31/96           12571            12863           12177
         11/30/96           13136            13460           12662
         12/31/96           13067            13341           12499
          1/31/97           12640            12898           12061
          2/28/97           12827            13114           12259
          3/31/97           12932            13202           12303
          4/30/97           13025            13344           12368
          5/31/97           13984            14324           13174
          6/30/97           14766            15160           13899
          7/31/97           15214            15570           14125
          8/31/97           14109            14447           13070
          9/30/97           15078            15354           13801
         10/31/97           13869            14110           12740
         11/30/97           13859            14055           12610
         12/31/97           14022            14254           12720
          1/31/98           14538            14830           13301
          2/28/98           15382            15727           14155
          3/31/98           15782            16139           14591
          4/30/98           15888            16248           14706
          5/31/98           15888            16209           14634
          6/30/98           16025            16315           14745
          7/31/98           16067            16419           14894
          8/31/98           14085            14350           13049
          9/30/98           13632            13880           12648
         10/31/98           14981            15335           13966
         11/30/98           15751            16198           14681
         12/31/98           16244            16729           15261
          1/31/99           16190            16640           15216
          2/28/99           15829            16311           14853
          3/31/99           16541            17060           15473
          4/30/99           17212            17794           16099
          5/31/99           16371            16897           15270
          6/30/99           16999            17586           15866
          7/31/99           17616            18240           16337
          8/31/99           17775            18410           16398
          9/30/99           18105            18724           16563
         10/31/99           19073            19722           17184
         11/30/99           19945            20579           17781
         12/31/99           21704            22386           19377
          1/31/00           19999            20761           18147
          2/29/00           20278            21097           18635
          3/31/00           21457            22294           19358
          4/30/00           20299            21089           18340
          5/31/00           19720            20470           17892
          6/30/00           20460            21234           18592
          7/31/00           19667            20411           17813
          8/31/00           20021            20770           17967
          9/30/00           18980            19696           17092
         10/31/00           18369            19083           16689
         11/30/00           17533            18224           16063
         12/31/00           17886            18608           16633
          1/31/01           18038            18806           16638
          2/28/01           16492            17174           15394
          3/31/01           15382            15985           14349
          4/30/01           16438            17086           15334
          5/31/01           15850            16448           14767
          6/30/01           15175            15745           14160
          7/31/01           14794            15365           13915
          8/31/01           14369            14935           13592
          9/30/01           13074            13582           12215
         10/31/01           13303            13843           12528

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Foreign Stock Fund category for the one- and five-year periods was 774 and 367, respectively. These funds may or may not use tax-efficient strategies.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

SCHWAB INTERNATIONAL INDEX FUND(R)


PERFORMANCE: SELECT SHARES(R)

AVERAGE ANNUAL  TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund's Select Shares with the Schwab International Index(R) and the Morningstar Foreign Stock Fund category.

[BAR CHART]

                                             1 YEAR                    SINCE INCEPTION: 5/19/97
                                             Schwab                                   Schwab
                               Select     International    Peer Group    Select   International   Peer Group
                              Shares 1       Index         Average 2    Shares 1      Index        Average 2
Pre-Tax Total Return 3        (27.45%)       (27.46%)       (27.03%)     (1.27%)     (1.09%)           --
AFTER-TAX RETURNS: 4
  -  Pre-Liquidation          (27.93%)           --         (28.55%)     (1.69%)        --             --
  -  Post-Liquidation         (16.63%)           --            --        (1.17%)        --             --


PERFORMANCE OF A $50,000 INVESTMENT

Shows performance since inception of a hypothetical $50,000 investment in the fund's Select Shares, compared with a similar investment in two indices: the Schwab International Index and the MSCI-EAFE(R) Index.3

[LINE CHART]

                                            Schwab          MSCI-
                           Select        International      EAFE
                           Shares            Index          Index

          5/19/97           50000            50000           50000
          5/31/97           49375            49283           49248
          6/30/97           52170            52161           51961
          7/31/97           53755            53571           52803
          8/31/97           49815            49706           48859
          9/30/97           53240            52827           51595
         10/31/97           49005            48550           47627
         11/30/97           48970            48360           47141
         12/31/97           49580            49042           47551
          1/31/98           51405            51027           49725
          2/28/98           54385            54111           52917
          3/31/98           55800            55529           54547
          4/30/98           56175            55905           54978
          5/31/98           56175            55770           54708
          6/30/98           56655            56133           55124
          7/31/98           56845            56493           55681
          8/31/98           49840            49376           48782
          9/30/98           48240            47757           47284
         10/31/98           53005            52763           52211
         11/30/98           55725            55732           54885
         12/31/98           57490            57561           57053
          1/31/99           57305            57252           56881
          2/28/99           56025            56122           55528
          3/31/99           58585            58699           57843
          4/30/99           60955            61225           60186
          5/31/99           57980            58137           57086
          6/30/99           60200            60507           59313
          7/31/99           62385            62757           61074
          8/31/99           62950            63342           61300
          9/30/99           64115            64425           61919
         10/31/99           67575            67857           64241
         11/30/99           70660            70806           66470
         12/31/99           76920            77025           72439
          1/31/00           70880            71433           67839
          2/29/00           71870            72588           69664
          3/31/00           76050            76708           72367
          4/30/00           71905            72561           68561
          5/31/00           69895            70431           66888
          6/30/00           72515            73058           69503
          7/31/00           69740            70228           66591
          8/31/00           70995            71462           67169
          9/30/00           67310            67769           63898
         10/31/00           65110            65658           62390
         11/30/00           62185            62703           60050
         12/31/00           63455            64024           62182
          1/31/01           63955            64706           62201
          2/28/01           58470            59090           57548
          3/31/01           54570            55001           53641
          4/30/01           58315            58788           57326
          5/31/01           56230            56592           55205
          6/30/01           53835            54175           52936
          7/31/01           52485            52866           52020
          8/31/01           51015            51386           50813
          9/30/01           46385            46733           45666
         10/31/01           47235            47628           46835

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Foreign Stock Fund category for the one-year period was 774. These funds may or may not use tax-efficient strategies.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

FUND FACTS

TOP TEN HOLDINGS(1) as of 10/31/01

 (1) PLC 3.6%
 (2) GLAXOSMITHKLINE PLC                            3.3%
 (3) VODAFONE GROUP PLC                             3.1%
 (4) ROYAL DUTCH PETROLEUM CO.                      2.2%
 (5) NOVARTIS AG                                    2.2%
 (6) HSBC HOLDINGS PLC                              1.9%
 (7) TOTALFINAELF SA                                1.8%
 (8) NESTLE SA, CLASS B                             1.6%
 (9) ASTRAZENECA PLC                                1.6%
(10) SHELL TRANSPORT & TRADING CO. PLC              1.5%
 TOTAL PERCENTAGE OF INVESTMENTS                   22.8%

STATISTICS as of 10/31/01

                                                              PEER GROUP
                                            FUND              AVERAGE 2
------------------------------------------------------------------------
Number of Holdings                             360                  151
Median Market Cap ($ Mil)               $   34,675           $   17,272
Price/Earnings (P/E) Ratio                    23.2                 23.9
Price/Book (P/B) Ratio                         3.7                  3.7
12-Month Yield Investor Shares                2.22%                0.79%
Portfolio Turnover Rate                         18%                 100%
Three-Year Beta                               0.82                 0.78


EXPENSE RATIO    as of 10/31/01

   INVESTOR SHARES                            0.58% 3

   SELECT SHARES(R)                           0.47% 3

   PEER GROUP AVERAGE                         1.65% 2



1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 882 funds in the Foreign Stock Fund category.

3 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes, and certain non-routine expenses).

4  Source: Charles Schwab & Co., Inc.

PERFORMANCE AND WEIGHTINGS OF INDEX COUNTRIES(4)

The bar chart shows how the countries in the Schwab International Index(R) performed during the report period. The pie chart shows the weightings (by stock market capitalization) of each of the countries in the index. The index counts each country's performance in proportion to its size.

INDEX PERFORMANCE 11/01/00 - 10/31/01

[BAR CHART]

Australia                     3.8
Belgium                      -8.1
Switzerland                 -13.8
Singapore                   -17.4
Spain                       -18.1
Denmark                     -18.7
United Kingdom              -18.7
Hong Kong                   -24.8
Netherlands                 -24.8
France                      -26.4
Italy                       -28.6
Germany                     -28.8
Japan                       -37.5
Canada                        -46
Sweden                        -49


INDEX COMPOSITION AS OF 10/31/01

[PIE CHART]

           27.10%            Japan
           22.40%            United Kingdom
           12.00%            France
            7.80%            Germany
            6.20%            Switzerland
            5.90%            Netherlands
            4.80%            Italy
            4.20%            Canada
            2.70%            Spain
            2.50%            Sweden
            2.00%            Hong Kong
            1.40%            Australia
            0.50%            Denmark
            0.50%            Belgium

SCHWAB INTERNATIONAL INDEX FUND(R) - FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.



FINANCIAL HIGHLIGHTS



                                                        11/1/00 -     11/1/99 -      11/1/98 -     11/1/97 -      11/1/96 -
Investor Shares                                         10/31/01      10/31/00       10/31/99      10/31/98       10/31/97
--------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    17.13         17.93          14.21         13.31          12.23
Income or loss from investment operations:              -----------------------------------------------------------------
    Net investment income                                  0.15          0.20           0.19          0.17           0.17
    Net realized and unrealized gains or losses           (4.81)        (0.85)          3.66          0.88           1.08
                                                        -----------------------------------------------------------------
    Total income or loss from investment
      operations                                          (4.66)        (0.65)          3.85          1.05           1.25
Less distributions:
    Dividends from net investment income                  (0.25)        (0.15)         (0.13)        (0.15)         (0.17)
                                                        -----------------------------------------------------------------
Net asset value at end of period                          12.22         17.13          17.93         14.21          13.31
                                                        =================================================================
Total return (%)                                         (27.58)        (3.69)         27.31          8.02          10.33

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                       0.58          0.58 1         0.58          0.58           0.61
Expense reductions reflected in above ratio                0.17          0.23           0.41          0.46           0.52
Ratio of net investment income to
  average net assets                                       1.14          1.60           1.24          1.35           1.36
Portfolio turnover rate                                      18            16              5             6             13
Net assets, end of period ($ x 1,000,000)                   519           637            447           428            318


1 Would have been 0.59% if certain non-routine expenses (proxy fees) had been included.

126    See the Financial Notes, which are integral to this information.

                                                        11/1/00 -     11/1/99 -     11/1/98 -     11/1/97 -      5/19/97 1 -
Select Shares(R)                                        10/31/01      10/31/00      10/31/99      10/31/98       10/31/97
---------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   17.14         17.96          14.23         13.32           13.59
Income or loss from investment operations:             ------------------------------------------------------------------
    Net investment income                                 0.16          0.27           0.18          0.22            0.04
    Net realized and unrealized gains or losses          (4.80)        (0.91)          3.70          0.85           (0.31)
                                                       ------------------------------------------------------------------
    Total income or loss from investment
      operations                                         (4.64)        (0.64)          3.88          1.07           (0.27)
Less distributions:
    Dividends from net investment income                 (0.27)        (0.18)         (0.15)        (0.16)             --
                                                       ------------------------------------------------------------------
Net asset value at end of period                         12.23         17.14          17.96         14.23           13.32
                                                       ==================================================================
Total return (%)                                        (27.45)        (3.65)         27.49          8.16           (1.99)2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses
  to average net assets                                   0.47          0.47 4         0.47          0.47            0.47 3
Expense reductions reflected in above ratio               0.13          0.19           0.39          0.48            0.80 3
Ratio of net investment income to
  average net assets                                      1.25          1.71           1.57          1.49            0.17 3
Portfolio turnover rate                                     18            16              5             6              13
Net assets, end of period ($ x 1,000,000)                  616           700            449            94              50

1  Commencement of operations.

2  Not annualized.

3  Annualized.

4 Would have been 0.48% if certain non-routine expenses (proxy fees) had been included.

                                             See the Financial Notes, which  127
                                           are integral to this information.

SCHWAB INTERNATIONAL INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS
As of October 31, 2001

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

+  New holding (since 10/31/00)

o  Non-income producing security

*  American Depositary Receipt

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]


                                Market Value                Cost
FOREIGN COMMON STOCK 99.9%       $ 1,131,780            $ 1,265,497

SHORT TERM INVESTMENTS 0.1%      $       881            $       881

WARRANTS 0.0%                    $       387            $       524
-------------------------------------------------------------------
TOTAL INVESTMENTS 100.0%         $ 1,133,048            $ 1,266,902


                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                               ($ x 1,000)
    AUSTRALIA  2.4%
    -------------------------------------------------------------------
    AMP Ltd. 249,092                                              2,269
    Australia & New Zealand Banking
    Group Ltd. 318,321                                           2,866
    BHP Ltd. 835,559                                             3,765
+   Brambles Industries Ltd. 215,620                             1,185
    Commonwealth Bank of Australia 281,886                       4,239
    National Australia Bank Ltd. 345,035                         5,322
+   Rio Tinto Ltd. 70,064                                        1,132
+   Telstra Corp. Ltd. 492,888                                   1,236
    Westpac Banking Corp. 351,277                                2,623
+   WMC Ltd. 247,399                                             1,165
+   Woolworths Ltd. 241,607                                      1,382
                                                               -------
                                                                27,184
    BELGIUM  0.6%
    -------------------------------------------------------------------
+   Dexia 143,074                                                2,210
    Electrabel SA  6,766                                         1,417
    Fortis (B) 124,739                                           2,944
+   Groupe Bruxelles Lambert SA  15,582                            772
                                                               -------
                                                                 7,343
    CANADA  4.2%
    -------------------------------------------------------------------
+   Alberta Energy Co. Ltd.    33,962                            1,338
    Alcan, Inc.    64,905                                        1,992
    Bank of Montreal    118,013                                  2,518
    Bank of Nova Scotia    112,752                               3,116
    Barrick Gold Corp.    86,591                                 1,351
    BCE, Inc.    180,756                                         3,989
    Bombardier, Inc., Class B    244,100                         1,585
+   Canada Life Financial Corp.    36,153                          951
    Canadian Imperial Bank of
    Commerce    85,116                                           2,619
+   Canadian National Railway Co.    43,316                      1,736
o   Canadian Pacific Railway Ltd.    35,642                        601
o   Celestica, Inc.    38,365                                    1,327
o + Clarica Life Insurance Co.    30,255                           922
    Imperial Oil Ltd.    70,910                                  1,969
    Loblaw Cos. Ltd.    58,898                                   1,823
+   Magna International, Inc.,
    Class A    17,447                                              924
+   Manulife Financial Corp.    108,650                          2,688
+   National Bank of Canada    42,793                              654
    Nortel Networks Corp.    717,615                             4,184
+   Placer Dome, Inc.    73,777                                    856
+   Power Corp.    35,402                                          762
    Royal Bank of Canada    154,217                              4,549
+   Shaw Communications, Inc., Class B  40,112                     740
+   Sun Life Financial Services of Canada, Inc. 95,274           1,981
+   Talisman Energy, Inc.    30,498                              1,074
+   TransCanada PipeLines Ltd.    106,932                        1,382
                                                               -------
                                                                47,631


128  See the Financial Notes, which
     are integral to this information.

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
    DENMARK  0.5%
    ------------------------------------------------------------------
+   Danske Bank A/S    129,894                                   1,925
    Novo-Nordisk A/S, Class B    51,020                          2,070
    TDC A/S    31,206                                            1,072
+   Vestas Wind Systems A/S    23,611                              742
                                                             ---------
                                                                 5,809
    FRANCE  10.4%
    ------------------------------------------------------------------
    Accor SA    42,457                                           1,333
    Air Liquide SA    20,393                                     2,751
    Alcatel SA, Class A    245,860                               3,714
    Aventis SA    150,526                                       11,084
    AXA    308,765                                               6,758
    BNP Paribas    89,840                                        7,477
    Bouygues    33,690                                           1,032
    Cap Gemini SA    21,379                                      1,203
    Carrefour Supermarche SA    112,174                          5,744
    Castorama Dubois Investissements    15,931                     759
    Compagnie de Saint-Gobain SA  16,501                         2,296
    France Telecom SA    78,001                                  2,913
    Groupe Danone    27,461                                      3,178
    L'oreal    76,171                                            5,262
    Lafarge SA    29,282                                         2,603
    Lagardere S.C.A.    23,390                                     825
    LVMH Moet-Hennessy Vuitton    49,677                         1,753
    Suez SA    179,524                                           5,648
+   Michelin (C.G.D.E.), Class B     28,839                        892
    Peugeot SA    41,386                                         1,683
    Pinault-Printemps-Redoute SA    14,727                       1,696
    Renault SA    27,018                                           824
+   Sadexho Alliance SA    21,135                                  996
    Sanofi-Synthelabo SA    82,444                               5,439
    Schneider Electric SA    37,861                              1,517
    Societe Generale, Class A    67,511                          3,378
    Societe Television Francaise 1    26,048                       586
    STMicroelectronics NV    109,878                             3,108
(7) TotalFinaElf SA    141,827                                  19,928
    Vivendi Universal SA    196,704                              9,195
*   Vivendi Universal SA    54,392                               2,536
                                                             ---------
                                                               118,111
    GERMANY  6.1%
    ------------------------------------------------------------------
    BASF AG    123,183                                           4,172
    Bayer AG    156,345                                          4,647
    Bayerische Hypo-und Vereinsbank AG  86,274                   2,663
    Beiersdorf AG    7,571                                         847
    DaimlerChrysler AG    192,170                                6,707
    Deutsche Bank AG    110,176                                  6,132
+   Deutsche Post AG    75,227                                   1,081
    Deutsche Telekom AG    425,662                               6,591
    E.ON AG    137,793                                           7,186
+   Linde AG    18,812                                             753
    Metro AG    29,214                                             961
    Muenchener Rueckversicherung AG    17,940                    4,743
+   Preussag AG    30,341                                          736
    RWE AG    77,776                                             3,075
    SAP AG    46,096                                             4,775
    Schering AG    37,746                                        1,950
    Siemens AG    189,990                                        9,212
    ThyssenKrupp AG    63,249                                      684
    Volkswagen AG    55,620                                      2,134
                                                             ---------
                                                                69,049
    HONG KONG / CHINA  1.1%
    ------------------------------------------------------------------
    CLP Holdings Ltd.    391,080                                 1,477
    Hang Seng Bank Ltd.    172,300                               1,728
+   Hong Kong & China Gas Co. Ltd.    774,000                      967
    Hong Kong Electric Holdings Ltd.    346,756                  1,316
    Hutchison Whampoa Ltd.    480,800                            3,899
    Sun Hung Kai Properties Ltd.    297,694                      1,824
    Swire Pacific Ltd., Class A    225,500                         942
                                                             ---------
                                                                12,153
    ITALY  3.7%
    ------------------------------------------------------------------
o   Assicurazioni Generali    220,919                            6,059
o   Autostrade Concessioni e Costruzioni
    Autostrade SPA    201,141                                    1,265
o   Banca Nazionale Del Lavoro SPA    334,506                      738
    Bipop-Carire SPA    330,784                                    566
+   Enel SPA    478,185                                          2,696
o   ENI-Ente Nazionale Idrocarburi SPA 631,121                   7,913

                                             See the Financial Notes, which  129
                                           are integral to this information.

SCHWAB INTERNATIONAL INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS CONTINUED
As of October 31, 2001

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
    Fiat SPA    56,599                                             923
o + Sanpaolo IMI SPA    189,885                                  1,996
    IntesaBci SPA    793,560                                     1,858
o   Mediaset SPA    133,088                                        862
o + Mediobanca SPA    115,763                                    1,236
o   Riunione Adriatica di Sicurta SPA    81,031                    973
o   Seat-Pagine Gialle SPA    990,996                              679
    Telecom Italia SPA    533,511                                4,455
    Telecom Italia SPA - RNC    462,647                          2,242
    TIM SPA    855,191                                           4,660
o   Unicredito Italiano SPA    677,671                           2,503
                                                              --------
                                                                41,624
    JAPAN  19.4%
    ------------------------------------------------------------------
    Advantest Corp.    16,700                                      859
    Ajinomoto Co., Inc.    137,000                               1,483
    The Asahi Bank Ltd.    475,000                                 473
+   Asahi Breweries Ltd.    85,000                                 887
    Asahi Glass Co. Ltd.    178,000                                957
    Asahi Kasei Corp.    242,000                                   797
+   Bank of Yokohama Ltd.    205,000                               730
    Bridgestone Corp.    156,000                                 1,471
    Canon, Inc.    187,000                                       5,439
    Central Japan Railway Co.    202                             1,413
    Chubu Electric Power Co., Inc.    135,100                    2,908
    Dai Nippon Printing Co. Ltd. 125,000                         1,332
+   Daiichi Pharmaceutical Co. Ltd.    51,000                    1,198
    Daiwa Securities Group, Inc.    270,000                      1,765
    Denso Corp.    103,000                                       1,481
    East Japan Railway Co.    631                                3,675
    Eisai Co. Ltd.    48,000                                     1,227
    Fanuc Ltd.    24,300                                         1,012
+   Fast Retailing Co. Ltd.    6,500                               757
    Fuji Photo Film Co. Ltd.    98,000                           3,234
    Fujisawa Pharmaceutical Co. Ltd.    48,000                   1,153
    Fujitsu Ltd.    357,000                                      2,642
    Furukawa Electric Co. Ltd.    113,000                          652
    Honda Motor Co. Ltd.    131,700                              4,723
    Hoya Corp.    19,600                                         1,170
    Ito-Yokado Co. Ltd.    73,000                                3,220
+   Itochu Corp.    273,000                                        801
    Japan Tobacco, Inc.    158                                   1,033
+   Aeon Co. Ltd.    48,000                                      1,029
    Kansai Electric Power Co.    163,000                         2,697
    KAO Corp.    123,000                                         2,914
    Keyence Corp.    7,300                                       1,112
    Kinki Nippon Railway Co. Ltd.    305,830                     1,142
    Kirin Brewery Co. Ltd.    168,000                            1,279
+   Komatsu Ltd.    194,000                                        593
+   Kubota Corp.    206,000                                        653
    Kyocera Corp.    34,500                                      2,348
+   Kyushu Electric Power Co.    85,400                          1,549
    Marui Co. Ltd.    66,000                                       893
    Matsushita Electric Industrial Co.Ltd.    421,000            4,987
    Matsushita Electric Works    112,000                           921
    Mitsubishi Chemical Corp.    334,000                           715
    Mitsubishi Corp.    258,000                                  1,977
    Mitsubishi Electric Corp.    372,000                         1,337
    Mitsubishi Estate Co. Ltd.    190,000                        1,858
    Mitsubishi Heavy Industries Ltd.    618,000                  2,080
o   Mitsubishi Tokyo Finance Group, Inc.    776                  5,769
    Mitsui & Co. Ltd.    285,000                                 1,681
    Mitsui Fudosan Co. Ltd.    144,000                           1,462
    Mizuho Holdings, Inc.    1,141                               3,449
    Murata Manufacturing Co. Ltd.    51,900                      3,256
    NEC Corp.    307,000                                         2,784
    Nikko Cordial Corp.    283,000                               1,528
    Nintendo Co. Ltd.    20,700                                  3,193
+   Nippon Mitsubishi Oil Corp.    264,000                       1,406
    Nippon Steel Corp.    1,274,000                              1,707
    Nippon Telegraph & Telephone Corp.    727                    2,993
    Nissan Motor Co. Ltd.    493,000                             2,175
    Nomura Holdings, Inc.    398,000                             5,235
    NTT Data Corp.    284                                        1,241
    NTT Docomo, Inc.    792                                     10,741

130 See the Financial Notes, which
    are integral to this information.

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
    OJI Paper Co. Ltd.    165,000                                  806
+   Oracle Corp. Japan    7,200                                    674
    Osaka Gas Co. Ltd.    397,000                                1,200
+   Pioneer Corp.    32,400                                        622
    Ricoh Co. Ltd.    132,000                                    2,200
    Rohm Co. Ltd.    23,000                                      2,448
    Sankyo Co. Ltd.    77,000                                    1,497
    Sanyo Electric Co. Ltd.    314,000                           1,498
    Secom Co. Ltd.    43,500                                     2,264
    Sekisui House Ltd.    135,000                                1,087
    Seven-Eleven Japan Co.    84,000                             3,658
    Sharp Corp.    186,000                                       1,924
    Shin-Etsu Chemical Co. Ltd.    80,900                        2,663
+   Shionogi & Co. Ltd.    59,000                                1,056
    The Shizuoka Bank Ltd.    147,000                            1,088
    SMC Corp.    14,000                                          1,207
    Softbank Corp.    44,300                                       948
    Sony Corp.    186,500                                        7,054
    Sumitomo Chemical Co. Ltd.    248,000                          946
    Sumitomo Corp.    137,000                                      801
    Sumitomo Electric Industries Ltd.    131,000                 1,111
    The Sumitomo Mitsui Banking Corp.    707,000                 4,372
    Sumitomo Trust & Banking Co. Ltd.    217,000                 1,209
    Taisho Pharmaceutical Co. Ltd.    38,000                       753
    Takeda Chemical Industries Ltd.    170,000                   8,236
+   Takefuji Corp.    16,590                                     1,377
    TDK Corp.    22,000                                            978
+   Teijin Ltd.    173,000                                         685
+   Tohoku Electric Power Co.    96,300                          1,695
    Tokio Marine & Fire Insurance Co.    247,000                 2,020
    Tokyo Electric Power Co., Inc.    259,100                    6,435
    Tokyo Electron Ltd.    32,000                                1,315
    Tokyo Gas Co. Ltd.    569,000                                1,771
+   Tokyu Corp.    198,000                                         893
    Toppan Printing Co. Ltd.    152,000                          1,414
+   Toray Industries, Inc.    268,000                              738
    Toshiba Corp.    606,000                                     2,243
    Toyota Motor Corp.    498,200                               12,088
o   UFJ Holdings, Inc.    533                                    2,376
    West Japan Railway Co.    225                                1,233
    Yamanouchi Pharmaceutical Co. Ltd.    67,000                 1,987
    Yamato Transport Co. Ltd.    78,000                          1,462
+   Yasuda Fire & Marine Insurance Co. Ltd.    160,000           1,149
                                                              --------
                                                               220,377
    NETHERLANDS  6.5%
    ------------------------------------------------------------------
    ABN Amro Holdings NV    304,722                              4,655
    Aegon NV    205,876                                          5,174
    Akzo Nobel NV    64,433                                      2,643
o   ASM Lithography Holding NV    82,952                         1,195
+   Elsevier NV     141,007                                      1,640
    Heineken NV    44,164                                        1,625
    ING Groep NV    377,427                                      9,417
    Koninklijke Ahold NV    143,515                              4,041
    Koninklijke Philips Electronics NV    296,561                6,742
o   Koninklijke Numico NV    32,415                                847
(4) Royal Dutch Petroleum Co.    478,617                        24,357
    Royal KPN NV    210,065                                        814
    TNT Post Group NV    71,994                                  1,408
    Unilever NV    128,798                                       6,752
    VNU NV    43,314                                             1,264
    Wolters Kluwer NV    65,554                                  1,377
                                                              --------
                                                                73,951
    SINGAPORE  0.6%
    ------------------------------------------------------------------
+   DBS Group Holdings Ltd.    191,000                           1,089
+   Oversea-Chinese Banking Corp.    217,000                     1,249
+   Singapore Airlines Ltd.    123,000                             570
+   Singapore Press Holdings 78,000                                676
+   Singapore Telecommunications Ltd.    845,000                   801
    Singapore Telecommunications Ltd. (AUD)     557,696            526
+   United Overseas Bank    265,000                              1,482
                                                              --------
                                                                 6,393

                                             See the Financial Notes, which  131
                                           are integral to this information.

SCHWAB INTERNATIONAL INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS CONTINUED
As of October 31, 2001

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
    SPAIN  3.2%
-----------------------------------------------------------------------
+   Altadis SA    65,393                                         1,075
    Banco Bilbao Vizcaya Argentaria
    SA    684,141                                                7,659
    Banco Santander Central Hispano SA    915,761                7,052
    Endesa SA    194,010                                         2,971
    Iberdrola SA    162,600                                      2,236
    Repsol YPF SA    212,293                                     3,078
    Telefonica SA    958,806                                    11,520
+   Union Fenosa SA    58,358                                      868
                                                              --------
                                                                36,459
    SWEDEN  1.9%
-----------------------------------------------------------------------
+   Electrolux AB, Series B    76,240                              918
    Hennes & Mauritz AB, Series B    106,972                     1,876
    Nordea AB    503,515                                         2,230
+   Sandvik AB    55,379                                         1,172
    Securitas AB, Class B    69,245                              1,156
    Skandia Forsakrings AB    178,321                            1,073
    Skandinaviska Enskilda Banken, Series A    105,970             812
+   Skanska AB    84,997                                           456
+   Svenska Cellulosa AB, Series B    41,064                       931
    Svenska Handelsbanken AB, Series A    126,933                1,569
    Telefonaktiebolaget LM Ericsson, Class B    1,634,663        7,101
+   Telia AB    202,886                                            891
    Volvo AB, Series B    58,574                                   815
                                                              --------
                                                                21,000
    SWITZERLAND  7.9%
    ------------------------------------------------------------------
    ABB Ltd.    256,888                                          2,187
    Adecco SA    20,902                                            925
    Compagnie Financiere Richemont AG, Series A    957           1,905
o   Credit Suisse Group    230,418                               8,424
    Holcim Ltd., Class B    5,735                                1,105
(8) Nestle SA, Class B    87,551                                18,176
(5) Novartis AG    650,147                                      24,347
    Roche Holdings - Bearer    10,816                              821
    Roche Holdings - Genus    158,314                           10,980
    Swisscom AG, Registered    5,801                             1,611
o   Syngenta AG    24,097                                        1,232
o   UBS AG    284,712                                           13,243
    Zurich Financial Services AG    18,903                       4,330
                                                              --------
                                                                89,286
    UNITED KINGDOM  31.4%
    ------------------------------------------------------------------
+   3i Group PLC    137,145                                      1,480
    Abbey National PLC    324,419                                4,827
+   Amersham PLC    143,585                                      1,267
    Amvescap PLC    160,573                                      1,915
o   ARM Holdings PLC    194,627                                    985
(9) AstraZeneca PLC    397,956                                  17,947
    BAA PLC    235,673                                           1,883
    BAE Systems PLC    338,284                                   1,643
    Barclays PLC    374,863                                     11,285
    Six Continents PLC    197,576                                1,796
    BG Group PLC    789,807                                      2,989
    BOC Group PLC    111,320                                     1,514
    Boots Co. PLC    202,695                                     1,783
(1) BP PLC    5,095,054                                         41,124
o   Brambles Industries PLC    123,926                             622
    British American Tobacco PLC    383,315                      3,345
o   British SKY Broadcasting PLC    166,539                      1,865
    British Telecommunications PLC    1,920,229                  9,718
    Cable & Wireless PLC    628,952                              2,845
    Cadbury Schweppes PLC    463,348                             2,884
+   Capita Group PLC    124,697                                    789
    Centrica PLC    904,440                                      2,881
    CGNU PLC    507,311                                          6,087
    Compass Group PLC    499,029                                 3,640
    Diageo PLC    773,409                                        7,722
    Dixons Group PLC    380,071                                  1,166
    EMI Group PLC    151,595                                       615
(2) GlaxoSmithKline PLC    1,405,142                            37,805
    Granada PLC    623,787                                       1,182
+   GUS PLC    226,749                                           1,606
+   Hanson PLC    165,716                                        1,135
    Hays PLC    273,040                                            654

132 See the Financial Notes, which
    are integral to this information.

                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
    HBOS PLC    799,673                                          9,013
+   Hilton Group PLC     350,064                                   901
(6) HSBC Holdings PLC    1,997,899                              21,893
+   Imperial Chemical Industries PLC    164,036                    773
+   Imperial Tobacco Group PLC    117,369                        1,467
o + International Power PLC    251,823                             809
    Invensys PLC    668,230                                        612
    J. Sainsbury PLC    313,408                                  1,714
    Kingfisher PLC    300,438                                    1,398
    Land Securities PLC    111,739                               1,350
    Lattice Group PLC    795,027                                 1,789
    Legal & General Group PLC    1,160,976                       2,549
    Lloyds TSB Group PLC    1,252,067                           12,637
    Logica PLC    100,341                                        1,086
    Marks & Spencer PLC    646,161                               2,697
    National Grid Group PLC    335,080                           2,378
+   Next PLC    75,948                                             960
    P&O Princess Cruises PLC    156,067                            555
    Pearson, Inc. PLC    179,933                                 2,154
    Prudential Corp. PLC    447,573                              4,686
    Reckitt Benckiser PLC    121,651                             1,698
    Reed International PLC    284,571                            2,330
    Rentokil Initial PLC    420,222                              1,513
    Reuters Group PLC    322,330                                 3,052
    Rio Tinto PLC    239,843                                     3,893
    Royal & Sun Alliance Insurance Group PLC    323,564          1,760
    Royal Bank of Scotland Group PLC    608,741                 14,563
+   Safeway PLC    236,797                                       1,205
+   Scottish & Newcastle PLC     145,929                         1,089
    Scottish & Southern Energy PLC    193,469                    1,857
    Scottish Power PLC    416,514                                2,393
+   Severn Trent Water PLC    77,334                               802
(10)Shell Transport & Trading Co. PLC    2,212,548              16,571
+   Smith & Nephew PLC    206,990                                1,164
+   Smiths Group PLC    125,180                                  1,242
    Tesco PLC    1,567,453                                       5,528
    Unilever PLC    656,063                                      4,766
+   United Utilities PLC     124,590                             1,127
(3) Vodafone Group PLC    15,344,478                            35,482
+   Wolseley PLC    129,857                                        846
    WPP Group PLC    230,860                                     2,090
                                                              --------
                                                               355,391
    UNITED STATES  0.0%
    ------------------------------------------------------------------
o   NTL, Inc.    5,553                                              19


    WARRANTS
    0.0% OF INVESTMENTS

o   Etablissements Economiques
    du Casino Guichard Perrachon,
    Expires 12/15/03    1,026                                        3
o   Etablissements Economiques
    du Casino Guichard Perrachon,
    Expires 12/15/05    1,026                                        4
o   Equant NV,
    Expires 6/29/04    35,326                                      380
                                                              --------
                                                                   387

    SHORT TERM INVESTMENT
    0.1% OF INVESTMENTS

    SECURITY                              FACE VALUE    MKT. VALUE
      RATE, MATURITY DATE                 ($ x 1,000)   ($ x 1,000)
    Wells Fargo Bank, Nassau
    Time Deposit
      2.050%, 11/01/01                       881          881


--------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

                                             See the Financial Notes, which  133
                                           are integral to this information.

SCHWAB INTERNATIONAL INDEX FUND(R) -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of October 31, 2001. All numbers x 1,000 except nav.


ASSETS
-----------------------------------------------------------------------------
Investments, at market value (including $42,133
    of securities on loan)                                      $ 1,133,048 a
Collateral held for securities on loan                               44,497
Foreign currency (Cost $4)                                                4
Receivables:
    Fund shares sold                                                    643
    Dividends                                                         1,609
    Income from securities lending                                       30
    Dividend tax reclaim                                                649
Prepaid expenses                                                 +       42
                                                                -----------
TOTAL ASSETS                                                      1,180,522

LIABILITIES
---------------------------------------------------------------------------
Collateral held for securities on loan                               44,497
Payables:
    Fund shares redeemed                                                465
    Withholding taxes                                                    34
    Investment adviser and administrator fees                            58
    Transfer agent and shareholder service fees                          19
Accrued expenses                                                        248
                                                                -----------
TOTAL LIABILITIES                                                    45,321

NET ASSETS
----------------------------------------------------------------------------
TOTAL ASSETS                                                      1,180,522
TOTAL LIABILITIES                                                -   45,321
                                                                -----------
NET ASSETS                                                      $ 1,135,201

NET ASSETS BY SOURCE
Capital received from investors                                   1,413,267
Net investment income not yet distributed                            13,188
Net realized capital losses                                        (157,366)
Net unrealized capital losses                                      (133,888)



NET ASSET VALUE (NAV)

                                                  SHARES
SHARE CLASS                 NET ASSETS     /    OUTSTANDING     =     NAV
Investor Shares               $518,871            42,449             $12.22
Select Shares(R)              $616,330            50,407             $12.23


FEDERAL TAX DATA
--------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                         $1,274,017
NET UNREALIZED GAINS AND LOSSES:
Gains                                                           $    86,873
Losses                                                           + (227,842)
                                                                -----------
                                                                  ($140,969)

RECLASSIFICATIONS:
Net realized Capital losses                                     $       123
Reclassified as:
   Net investment income
   not yet distributed                                                ($123)

UNUSED CAPITAL LOSSES:

Expires 10/31 of:                                               Loss amount
     2002                                                          $    140
     2004                                                             1,743
     2005                                                             1,837
     2006                                                            11,905
     2007                                                                 7
     2008                                                             3,669
     2009                                                           130,953

------------

a The fund paid $1,266,902 for these securities. Not counting short-term obligations and government securities, the fund paid $459,385 for securities during the report period and received $232,868 from securities it sold or that matured.

134  See the Financial Notes, which
     are integral to this information.

Statement of Operations
For November 1, 2000 through October 31, 2001. All numbers X 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends                                                      $        20,270 a
Interest                                                                   329
Lending of securities                                           +        1,170
                                                               ---------------
TOTAL INVESTMENT INCOME                                                 21,769
NET REALIZED GAINS AND LOSSES

Net realized losses on investments sold                               (126,744)
Net realized losses on foreign currency transactions            +         (920)
                                                               ---------------
NET REALIZED LOSSES                                                   (127,664)

NET UNREALIZED GAINS AND LOSSES

Net unrealized losses on investments                                  (296,485)
Net unrealized gains on foreign currency transactions           +           86
                                                               ---------------
NET UNREALIZED LOSSES                                                 (296,399)

EXPENSES

Investment adviser and administrator fees                                5,064 b
Transfer agent and shareholder service fees:
    Investor Shares                                                      1,477 c
    Select Shares(R)                                                       676 c
Trustees' fees                                                              16 d
Custodian fees                                                             712
Portfolio accounting fees                                                  188
Professional fees                                                           41
Registration fees                                                          142
Shareholder reports                                                        160
Other expenses                                                  +           34
                                                               ---------------
Total expenses                                                           8,510
Expense reduction                                              -         1,905 e
                                                               ---------------
NET EXPENSES                                                             6,605

DECREASE IN NET ASSETS FROM OPERATIONS

TOTAL INVESTMENT INCOME                                                 21,769
NET EXPENSES                                                   -         6,605
                                                               ---------------
NET INVESTMENT INCOME                                                   15,164
NET REALIZED LOSSES                                                   (127,664)f
NET UNREALIZED LOSSES                                           +     (296,399)f
                                                               ---------------
DECREASE IN NET ASSETS FROM OPERATIONS                               ($408,899)



a  An additional $2,372 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.43% of the first $500 million and 0.38% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class.

d  For the fund's independent trustees only.

e Includes $1,669 from the investment adviser (CSIM) and $236 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, as follows:

                                         % OF AVERAGE
                    SHARE CLASS         DAILY NET ASSETS
                  --------------------------------------
                  Investor Shares             0.58
                  Select Shares               0.47

   This limit does not include interest, taxes and certain non-routine expenses.

f  These add up to a net loss on investments of $424,063.

                                             See the Financial Notes, which 135
                                           are integral to this information.

SCHWAB INTERNATIONAL INDEX FUND(R) -- FINANCIALS

Statements of

CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
-------------------------------------------------------------------------------------
                                           11/1/00 - 10/31/01      11/1/99 - 10/31/00
Net investment income                              $15,164               $19,972
Net realized losses                               (127,664)              (14,085)
Net unrealized losses                       +     (296,399)              (85,679)
                                            ------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS            (408,899)              (79,792)

DISTRIBUTIONS PAID

Dividends from net investment income
Investor Shares                                      9,327                 4,063
Select Shares(R)                            +       11,642                 4,878
                                            ------------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME         $20,969                $8,941

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                 11/1/00 - 10/31/01         11/1/99 - 10/31/00
                              Quantity          Value    Quantity          Value
SHARES SOLD:
    Investor Shares             14,506       $214,437      19,884       $374,024
    Select Shares          +    17,251        253,500      20,555        387,062
                           -----------------------------------------------------
TOTAL SHARES SOLD               31,757       $467,937      40,439       $761,086

SHARES REINVESTED:
    Investor Shares                533         $8,670         193         $3,704
    Select Shares          +       657         10,683         233          4,478
                           -----------------------------------------------------
TOTAL SHARES REINVESTED          1,190       $ 19,353         426       $  8,182

SHARES REDEEMED:
    Investor Shares              9,796       $140,702       7,778       $145,804
    Select Shares          +     8,338        118,798       4,945         92,957
                           -----------------------------------------------------
TOTAL SHARES REDEEMED           18,134       $259,500      12,723       $238,761 a
NET INCREASE                    14,813       $227,790      28,142       $530,507 b

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                 11/1/00 - 10/31/01         11/1/99 - 10/31/00
                                Shares     Net Assets      Shares     Net Assets
Beginning of period             78,043     $1,337,279      49,901       $895,505
Total increase or
   decrease                +    14,813       (202,078)     28,142        441,774 c
                           -----------------------------------------------------
END OF PERIOD                   92,856     $1,135,201      78,043     $1,337,279 d

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

CURRENT PERIOD
Investor Shares                                 $188
Select Shares                           +        105
                                        ------------
TOTAL                                           $293

PRIOR PERIOD
Investor Shares                                 $336
Select Shares                            +       200
                                        ------------
TOTAL                                           $536

b  Represents shares sold plus shares reinvested, minus shares redeemed.

c Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $13,188 and $19,116 at the end of the current period and the prior period, respectively.

   Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

   SCHWAB MARKETTRACK PORTFOLIOS(R)

               All Equity Portfolio          10.7%
               Growth Portfolio               9.0%
               Balanced Portfolio             6.5%
               Conservative Portfolio         1.8%

SCHWAB ANNUITY PORTFOLIOS

               Growth Portfolio II            0.4%

136  See the Financial Notes, which
     are integral to this information.

FINANCIAL NOTES

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. Each of these companies is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report by trust.

THE FUNDS OFFER MULTIPLE SHARE CLASSES. For any given fund, shares of each class represent interests in the same portfolio, but each class has different expenses and investment minimums. In addition, one share class, e.Shares(R), is available only to clients of Schwab Institutional, Charles Schwab Trust Company and certain tax-advantaged retirement plans, and can only be traded electronically.

                            INVESTOR    SELECT
FUND                         SHARES    SHARES(R)  E.SHARES
S&P 500                         -          -          -
Schwab 1000                     -          -
Small-Cap Index                 -          -
Total Stock Market Index        -          -
International Index             -          -


For these funds, shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trusts may issue as many shares as necessary.


THE TRUSTS AND THEIR FUNDS
--------------------------------------------------------------------------------
This list shows the trust containing each fund in this report, along with all other funds included in these trusts. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS

Organized October 26, 1990
  Schwab 1000 Fund(R)
  Schwab Short-Term Bond Market Index Fund
  Schwab Total Bond Market Index Fund
  Schwab YieldPlus Fund(R)
  Schwab Short/Intermediate Tax-Free Bond Fund
  Schwab Long-Term Tax-Free Bond Fund
  Schwab California Short/Intermediate Tax-Free Bond Fund
  Schwab California Long-Term Tax-Free Bond Fund

SCHWAB CAPITAL TRUST

Organized May 7, 1993
  Schwab S&P 500 Fund
  Schwab Small-Cap Index Fund(R)
  Schwab Total Stock Market Index Fund(R)
  Schwab International Index Fund(R)
  Schwab Analytics Fund(R)
  Schwab MarketTrack All Equity Portfolio
  Schwab MarketTrack Growth Portfolio
  Schwab MarketTrack Balanced Portfolio
  Schwab MarketTrack Conservative Portfolio
  Schwab MarketManager Growth Portfolio
  Schwab MarketManager Balanced Portfolio
  Schwab MarketManager Small Cap Portfolio
  Schwab MarketManager International Portfolio
  Communications Focus Fund
  Financial Services Focus Fund
  Health Care Focus Fund Technology Focus Fund
  Institutional Select S&P 500 Fund
  Institutional Select Large-Cap Value Index Fund
  Institutional Select Small-Cap Value Index Fund

FINANCIAL NOTES

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks, because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE SCHWAB INTERNATIONAL INDEX FUND(R) MAY INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES. "Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans, and the value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BORROW MONEY FROM BANKS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                           AMOUNT
                         OUTSTANDING     AVERAGE     AVERAGE
                         AT 10/31/01   BORROWING*   INTEREST
FUND                    ($ X 1,000)    ($ X 1,000)    RATE (%)
Schwab
S&P 500 Fund               --             430         5.17
Schwab 1000(R)             534            699         4.71
Schwab Small-Cap
Index Fund(R)              --             55          5.94

*For the year ended October 31, 2001.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trusts, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these persons for their service as trustees, but they did pay the non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corp. if that company is included in its index. The funds also may let other SchwabFunds(R) buy and sell fund shares, particularly Schwab MarketTrack Portfolios(R), which seek to provide investors with allocated portfolios of Schwab index funds.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO CONTINUE TO MEET THE FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

FINANCIAL NOTES

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

    SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

    SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

    FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

    SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

The funds separate within their statement of operations the portion of realized and unrealized gains and losses resulting from changes in foreign currency exchange rates from fluctuations in market prices of investments held.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

A REVISED AICPA AUDIT AND ACCOUNTING GUIDE, Audits of Investment Companies, was issued in November 2000 and is effective for fiscal years beginning after December 15, 2000. Each fund expects that the adoption of these principles will not be material to its financial statements.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:

Schwab S&P 500 Fund

Schwab 1000 Fund(R)

Schwab Small-Cap Index Fund(R)

Schwab Total Stock Market Index Fund(R)

Schwab International Index Fund(R)

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab S&P 500 Fund, Schwab 1000 Fund (one of the portfolios constituting Schwab Investments), Schwab Total Stock Market Index Fund, Schwab Small-Cap Index Fund, and Schwab International Index Fund (hereafter collectively referred to as the "funds") at October 31, 2001, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
December 10, 2001

HOW TO READ THIS REPORT


This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.


In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]
                                                 Table is for illustration only.

The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE Continued]
                                                 Table is for illustration only.

In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]
                                                 Table is for illustration only.

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

  (1) Top ten holding -- shows a fund's ten largest positions, as measured by market value.

   +  New holding -- a security the fund added during the report period.

   o Non-income producing security -- this includes several categories of securities: those that never pay dividends (such as many growth stocks); those that sometimes pay dividends, but have not done so in the past 12 months; and those that typically do pay dividends, but have missed a recent dividend payment.

   # Global Depositary Receipt (GDR) -- a security issued in one country that represents a stock issued in another country.

   * American Depositary Receipt (ADR) -- a type of GDR that is traded in the United States and priced in U.S. dollars.

   = Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

   / Issuer is related to the fund's adviser -- indicates a security issued by the company that manages the fund, or related parties of that company. Substantial ownership of such securities could represent conflict of interest, which is why this disclosure is required.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE Continued]
                                                 Table is for illustration only.
For all bonds, the report shows the security name, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

During its lifetime, a bond may trade at a premium or a discount to its par value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

In some cases, securities are organized into sub-groups (in this example, stock holdings are organized by industry). For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

Most equity funds keep a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF ASSETS AND LIABILITIES TABLE]
                                                 Table is for illustration only.

The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).



[GRAPHIC OF SAMPLE OF FEDERAL TAX DATA TABLE]
                                                 Table is for illustration only.

Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS and disclose certain tax information to shareholders. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

[GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]
                                                 Table is for illustration only.

The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information. In funds with more than one share class, these figures are reported by class.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF STATEMENTS OF CHANGES IN NET ASSETS TABLE]
                                                 Table is for illustration only.

The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET(1)
www.schwab.com

SCHWAB BY PHONE(TM)

Automated voice service or speak to a representative. Call 800-435-4000 (for TDD service, call 800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 800-272-4922.

MAIL

Write to SchwabFunds at:
PO Box 7575
San Francisco, CA 94120-7575


THE SCHWABFUNDS(R) FAMILY

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Analytics Fund(R)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab Market Manager Portfolios(R)
   Small Cap Portfolio
   International Portfolio

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   All Equity Portfolio
   Growth Portfolio
   Balanced Portfolio
   Conservative Portfolio
Schwab MarketManager Portfolios
   Growth Portfolio
   Balanced Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund


SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.(2) Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

1     Shares of Sweep Investments(TM) may not be purchased over the Internet.

2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]


INVESTMENT ADVISER

Charles Schwab
Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR

Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120 - 7575


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2001 Charles Schwab & Co., Inc. All rights reserved. Member SIPC/NYSE.

Printed on recycled paper. REG13810-04